PACE® Select Advisors Trust

Prospectus

November 28, 2010

PACE® Government Securities Fixed Income Investments

Class: A: PFXAX, B: PFXBX, C: PFXCX, Y: PFXYX

PACE® Intermediate Fixed Income Investments

Class: A: PIFAX, B: PIFBX, C: PIICX, Y: PIFYX

PACE® Strategic Fixed Income Investments

Class: A: PBNAX, B: PBNBX, C: PBNCX, Y: PSFYX

PACE® Municipal Fixed Income Investments

Class: A: PMUAX, B: PFIBX, C: PMUCX, Y: PMUYX

PACE® International Fixed Income Investments

Class: A: PWFAX, B: PWFBX, C: PWFCX, Y: PWFYX

PACE® High Yield Investments

Class: A: PHIAX, B: PHIBX, C: PHYCX, Y: PHDYX

PACE® Large Co Value Equity Investments

Class: A: PCPAX, B: PCPBX, C: PLVCX, Y: PLVYX

PACE® Large Co Growth Equity Investments

Class: A: PLAAX, B: PLABX, C: PLACX, Y: PLAYX

PACE® Small/Medium Co Value Equity Investments

Class: A: PEVAX, B: PEVBX, C: PEVCX, Y: PVEYX

PACE® Small/Medium Co Growth Equity Investments

Class: A: PQUAX, B: PUMBX, C: PUMCX, Y: PUMYX

PACE® International Equity Investments

Class: A: PWGAX, B: PWGBX, C: PWGCX, Y: PWIYX

PACE® International Emerging Markets Equity Investments

Class: A: PWEAX, B: PWEBX, C: PWECX, Y: PWEYX

PACE® Global Real Estate Securities Investments

Class: A: PREAX, C: PREEX, Y: PREYX

PACE® Alternative Strategies Investments

Class: A: PASIX, B: PASNX, C: PASOX, Y: PASYX

This prospectus offers Class A, Class B, Class C and Class Y shares in all the funds listed above except for PACE Global Real Estate Securities Investments, which is offering Class A, Class C and Class Y shares. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors. Class B shares are available only to existing Class B shareholders for exchanges and reinvestments of dividends and distributions.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC insured. May lose value. No bank guarantee.

PACE Select Advisors Trust

Contents

The Funds

What every investor should know about the funds

Fund summaries

PACE Government Securities Fixed Income Investments	Page 4

PACE Intermediate Fixed Income Investments	Page 9

PACE Strategic Fixed Income Investments	Page 13

PACE Municipal Fixed Income Investments	Page 18

PACE International Fixed Income Investments	Page 22

PACE High Yield Investments	Page 27

PACE Large Co Value Equity Investments	Page 31

PACE Large Co Growth Equity Investments	Page 35

PACE Small/Medium Co Value Equity Investments	Page 40

PACE Small/Medium Co Growth Equity Investments	Page 44

PACE International Equity Investments	Page 48

PACE International Emerging Markets Equity Investments	Page 53

PACE Global Real Estate Securities Investments	Page 58

PACE Alternative Strategies Investments	Page 63

More information about the funds	Page 71

Investment objectives and principal strategies	Page 71

—PACE Government Securities Fixed Income Investments	Page 71

—PACE Intermediate Fixed Income Investments	Page 73

—PACE Strategic Fixed Income Investments	Page 74

—PACE Municipal Fixed Income Investments	Page 76

—PACE International Fixed Income Investments	Page 77

—PACE High Yield Investments	Page 79

—PACE Large Co Value Equity Investments	Page 80

—PACE Large Co Growth Equity Investments	Page 82

—PACE Small/Medium Co Value Equity Investments	Page 85

—PACE Small/Medium Co Growth Equity Investments	Page 87

—PACE International Equity Investments	Page 89

—PACE International Emerging Markets Equity Investments	Page 91

—PACE Global Real Estate Securities Investments	Page 93

—PACE Alternative Strategies Investments	Page 95

Additional information about the investment objectives, principal risks and investment strategies	Page 99

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PACE Select Advisors Trust

Your investment

Information for managing your fund account

Managing your fund account	Page 107

—Flexible pricing	Page 107

—Buying shares	Page 112

—Selling shares	Page 114

—Redemption fee	Page 114

—Exchanging shares	Page 115

—Transfer agent	Page 115

—Additional information about your account	Page 116

—Market timing	Page 116

—Pricing and valuation	Page 117

Additional information

Additional important information about the funds

Management	Page 119

Other information	Page 134

Dividends and taxes	Page 134

Disclosure of portfolio holdings	Page 135

Financial highlights	Page 138

Where to learn more about the funds	Back cover

The funds are not complete or balanced investment programs.

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PACE Government Securities Fixed
Income Investments
Fund summary

Investment objective

Current income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 107 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 233 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	4.50%	None	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	5.00%	0.75%	None
Exchange Fee	None	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.52%	0.52%	0.52%	0.52%
Distribution and/or service (12b-1) fees	0.25	1.00	0.75	None
Other expenses (includes administration fee of 0.10%)	0.31	0.39	0.34	0.37
Total annual fund operating expenses	1.08	1.91	1.61	0.89
Management fee waiver/expense reimbursements†	0.06	0.14	0.09	0.12
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	1.02	1.77	1.52	0.77

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 28, 2011 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Pacific Investment Management Company LLC, the fund's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.02% for Class A, 1.77% for Class B, 1.52% for Class C and 0.77% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$549	$772	$1,013	$1,703
Class B (assuming sale of all shares at end of period)	680	886	1,219	1,806	*
Class B (assuming no sale of shares)	180	586	1,019	1,806	*
Class C (assuming sale of all shares at end of period)	230	499	868	1,903
Class C (assuming no sale of shares)	155	499	868	1,903
Class Y	79	272	481	1,085

*  Reflects conversion to Class A shares after a maximum of 6 years.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 1,065% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund invests in US government bonds and other bonds of varying maturities, but normally limits its portfolio "duration" to within two years (plus or minus) of the effective duration of the fund's benchmark index, which as of November 18, 2010 was 3.45 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government fixed income securities. There are different types of government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund may also invest in investment grade bonds of non-government issuers, including those backed by mortgages or other assets. These bonds generally have one of the two highest credit ratings, although the fund may invest to a limited extent in bonds with the third highest credit rating (or unrated bonds of equivalent quality).

The fund may invest in "to be announced" or "TBA" securities which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund may also invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may hold or purchase TBA securities with one coupon and short sell TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed securities and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in

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the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Leverage risk associated with financial
instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Swap agreement risk: The fund may enter into credit, total return, equity, interest rate, index, currency and variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are

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based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front end sales charge is not reflected in the average annual total returns table for Class C shares.

Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	Life of class
Class A (1/31/01)
Return before taxes	4.88%	4.07%	4.58%
Class B (12/18/00)
Return before taxes	4.08	3.91	4.82
Class C (12/4/00)
Return before taxes	8.54	4.49	4.92
Return after taxes on distributions	6.04	2.85	3.40
Return after taxes on distributions and sale of fund shares	5.72	2.88	3.31
Class Y (2/2/01)
Return before taxes	10.12	5.33	5.44
Barclays Capital US Mortgage-Backed Securities Index	5.89	5.78	*
(Index reflects no deduction for fees, expenses or taxes.)

*  Average annual total returns for the Barclays Capital US Mortgage-Backed Securities Index for the life of each class were as follows: Class A—5.82%; Class B—5.97%; Class C—6.09%; Class Y—5.83%.

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. PIMCO serves as the fund's investment advisor.

Portfolio manager

•  W. Scott Simon, Managing Director of PIMCO, has been the portfolio manager of the fund since January 2003.

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Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors. Class B shares are available only to existing Class B shareholders for exchanges and reinvestments of dividends and distributions.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Intermediate Fixed Income
Investments
Fund summary

Investment objective

Current income, consistent with reasonable stability of principal.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 107 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 233 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	4.50%	None	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	5.00%	0.75%	None
Exchange Fee	None	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.43%	0.43%	0.43%	0.43%
Distribution and/or service (12b-1) fees	0.25	1.00	0.75	None
Other expenses (includes administration fee of 0.10%)	0.32	0.39	0.32	0.31
Total annual fund operating expenses	1.00	1.82	1.50	0.74
Management fee waiver/expense reimbursements†	0.07	0.14	0.07	0.06
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	0.93	1.68	1.43	0.68

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.93% for Class A, 1.68% for Class B, 1.43% for Class C and 0.68% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$541	$747	$971	$1,613
Class B (assuming sale of all shares at end of period)	671	859	1,172	1,712	*
Class B (assuming no sale of shares)	171	559	972	1,712	*
Class C (assuming sale of all shares at end of period)	221	467	812	1,785
Class C (assuming no sale of shares)	146	467	812	1,785
Class Y	69	231	406	913

*  Reflects conversion to Class A shares after a maximum of 6 years.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 974% of the average value of its portfolio.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund limits its investments to bonds that are investment grade at the time of purchase. The fund also may invest in preferred stocks.

The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average maturity of approximately three to ten years. It normally limits its overall portfolio "duration" to between two and four and one-half years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies of developed countries. The fund may use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy (e.g., to obtain certain types of investment exposure) or to help manage portfolio risks (e.g., to hedge currency risk and manage the fund's duration and yield curve exposure).

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. BlackRock Financial Management, Inc. ("BlackRock") currently serves as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs

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the fund may have to reinvest these repayments at lower interest rates.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true for the period prior to July 29, 2002, which is the date on which BlackRock assumed day-to-day management of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax

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11

situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front end sales charge is not reflected in the average annual total returns table for Class C shares.

Average annual total returns
(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	Life of class
Class A (1/31/01)
Return before taxes	4.33%	2.90%	2.90%
Class B (12/14/00)
Return before taxes	3.39	2.71	3.10
Class C (12/1/00)
Return before taxes	7.93	3.32	3.19
Return after taxes on distributions	6.61	2.15	1.92
Return after taxes on distributions and sale of fund shares	5.13	2.14	1.96
Class Y (2/2/01)
Return before taxes	9.52	4.12	3.70
Barclays Capital US Intermediate Government/Credit Index	5.24	4.66	*
(Index reflects no deduction for fees, expenses or taxes.)

*  Average annual total returns for the Barclays Capital US Intermediate Government/Credit Index for the life of each class were as follows: Class A—5.33%; Class B—5.52%; Class C—5.65%; Class Y—5.34%.

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. BlackRock serves as the fund's investment advisor.

Portfolio managers

•  Brian Weinstein, Managing Director of BlackRock, has been a portfolio manager of the fund since July 2010.

•  Matthew Marra, Managing Director of BlackRock, has been a portfolio manager of the fund since July 2002.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors. Class B shares are available only to existing Class B shareholders for exchanges and reinvestments of dividends and distributions.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Strategic Fixed Income Investments
Fund summary

Investment objective

Total return consisting of income and capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 107 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 233 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	4.50%	None	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	5.00%	0.75%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.51%	0.51%	0.51%	0.51%
Distribution and/or service (12b-1) fees	0.25	1.00	0.75	None
Other expenses (includes administration fee of 0.10%)	0.33	0.39	0.30	0.34
Total annual fund operating expenses	1.09	1.90	1.56	0.85
Management fee waiver/expense reimbursements†	0.03	0.09	—	0.04
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	1.06	1.81	1.56	0.81

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.06% for Class A, 1.81% for Class B, 1.56% for Class C and 0.81% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

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13

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$553	$778	$1,021	$1,716
Class B (assuming sale of all shares at end of period)	684	888	1,218	1,810	*
Class B (assuming no sale of shares)	184	588	1,018	1,810	*
Class C (assuming sale of all shares at end of period)	234	493	850	1,856
Class C (assuming no sale of shares)	159	493	850	1,856
Class Y	83	267	467	1,045

*  Reflects conversion to Class A shares after a maximum of 6 years.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 239% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within two years (plus or minus) of the effective duration of the fund's benchmark index, which as of November 18, 2010 was 5.51 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may invest in preferred securities. The fund may use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income

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securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Swap agreement risk: The fund may enter into credit, total return, equity, interest rate, index, currency and variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are

UBS Global Asset Management
15

based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front end sales charge is not reflected in the average annual total returns table for Class C shares.

Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	Life of class
Class A (12/11/00)
Return before taxes	9.68%	4.84%	5.93%
Class B (1/30/01)
Return before taxes	8.88	4.69	5.79
Class C (12/1/00)
Return before taxes	13.41	5.30	6.01
Return after taxes on distributions	11.67	3.38	4.28
Return after taxes on distributions and sale of fund shares	8.67	3.42	4.16
Class Y (2/2/01)
Return before taxes	15.20	6.18	6.55
Barclays Capital US Government/ Credit Index	4.52	4.71	*
(Index reflects no deduction for fees, expenses or taxes.)

*  Average annual total returns for the Barclays Capital US Government/Credit Index for the life of each class were as follows: Class A—5.86%; Class B—5.66%; Class C—5.95%; Class Y—5.60%.

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. PIMCO serves as the fund's investment advisor.

Portfolio manager

•  Saumil H. Parikh, Executive Vice President of PIMCO, has been the portfolio manager of the fund since June 2009.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to

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certain types of investors. Class B shares are available only to existing Class B shareholders for exchanges and reinvestments of dividends and distributions.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Municipal Fixed Income Investments
Fund summary

Investment objective

High current income exempt from federal income tax.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 107 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 233 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	4.50%	None	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	5.00%	0.75%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.44%	0.44%	0.44%	0.44%
Distribution and/or service (12b-1) fees	0.25	1.00	0.75	None
Other expenses (includes administration fee of 0.10%)	0.26	0.33	0.27	0.30
Total annual fund operating expenses	0.95	1.77	1.46	0.74
Management fee waiver/expense reimbursements†	0.02	0.09	0.03	0.06
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	0.93	1.68	1.43	0.68

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.93% for Class A, 1.68% for Class B, 1.43% for Class C and 0.68% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

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18

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$541	$737	$950	$1,562
Class B (assuming sale of all shares at end of period)	671	848	1,151	1,661	*
Class B (assuming no sale of shares)	171	548	951	1,661	*
Class C (assuming sale of all shares at end of period)	221	459	795	1,744
Class C (assuming no sale of shares)	146	459	795	1,744
Class Y	69	231	406	913

*  Reflects conversion to Class A shares after a maximum of 6 years.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT) so that not more than 25% of its interest income will be subject to the AMT, and invests in these bonds when its investment advisor believes that they offer attractive yields relative to similar municipal bonds that are not subject to the AMT.

The fund normally limits its portfolio "duration" to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Standish Mellon Asset Management Company LLC ("Standish") currently serves as the fund's investment advisor. In deciding which securities to buy for the fund, Standish seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities, by using credit research and valuation analysis and monitoring the relationship of the municipal yield curve to the treasury yield curve. Standish also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities (1) if it identifies more attractive investment opportunities within its investment criteria; (2) with weakening credit profiles; or (3) to adjust the average duration of the fund's portfolio.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income

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19

securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic environment.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Related securities concentration risk: Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front end sales charge is not reflected in the average annual total returns table for Class C shares.

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Average annual total returns
(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	Life of class
Class A (1/23/01)
Return before taxes	5.00%	2.27%	3.10%
Class B (2/23/01)
Return before taxes	4.11	2.08	3.11
Class C (12/4/00)
Return before taxes	8.56	2.71	3.36
Return after taxes on distributions	8.56	2.71	3.35
Return after taxes on distributions and sale of fund shares	6.56	2.71	3.30
Class Y (2/23/01)
Return before taxes	10.13	3.47	3.88
Barclays Capital US Municipal 3-15 Year Blend Index	9.46	4.49	*
(Index reflects no deduction for fees, expenses or taxes.)

*  Average annual total returns for the Barclays Capital US Municipal 3-15 Year Blend Index for the life of each class were as follows: Class A—5.00%; Class B—5.04%; Class C—5.32%; Class Y—5.04%.

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Standish serves as the fund's investment advisor.

Portfolio manager

•  Christine L. Todd, Executive Vice President of Standish, has been the portfolio manager of the fund since June 2000.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors. Class B shares are available only to existing Class B shareholders for exchanges and reinvestments of dividends and distributions.

Tax information

The dividends and distributions you receive from the fund generally are not subject to federal income tax. If the fund distributes any capital gains, those capital gains would be taxable. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE International Fixed Income Investments
Fund summary

Investment objective

High total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 107 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 233 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	4.50%	None	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	5.00%	0.75%	None
Exchange Fee	None	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25	1.00	0.75	None
Other expenses† (includes administration fee of 0.10%)	0.40	0.44	0.37	0.36
Total annual fund operating expenses	1.30	2.09	1.77	1.01
Management fee waiver/expense reimbursements††	0.05	0.09	0.05	0.05
Total annual fund operating expenses after fee waiver and/or expense reimbursements††	1.25	2.00	1.72	0.96

†  Includes any recoupment from the fund of expenses previously reimbursed by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") under a written fee waiver/expense reimbursement agreement.

††  The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 28, 2011 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners plc, the fund's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.25% for Class A, 2.00% for Class B, 1.75% for Class C and 1.00% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$572	$839	$1,126	$1,943
Class B (assuming sale of all shares at end of period)	703	946	1,315	2,026	*
Class B (assuming no sale of shares)	203	646	1,115	2,026	*
Class C (assuming sale of all shares at end of period)	250	552	955	2,080
Class C (assuming no sale of shares)	175	552	955	2,080
Class Y	98	317	553	1,232

*  Reflects conversion to Class A shares after a maximum of 6 years.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 67% of the average value of its portfolio.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), US government bonds, and bonds of US or non-US private issuers. While the fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. The fund invests primarily in high-grade bonds of governmental and private issuers in developed countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade and emerging market securities.

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks. This includes investing in credit default swaps and inflation-linked swaps as part of managing the fund's assets.

There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Rogge Global Partners plc ("Rogge Global Partners") currently serves as the fund's investment advisor. Rogge Global Partners seeks to invest in bonds of financially healthy entities because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries, and an optimization model to help determine country, currency and duration positions for the fund. Rogge Global Partners generally sells securities (1) that no longer meet these selection criteria; (2) when it identifies more attractive investment opportunities; or (3) to adjust the average duration of the fund assets it manages.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely

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affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

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Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true for the period between October 10, 2000 and August 22, 2007, when Rogge Global Partners and another investment advisor each was responsible for managing a separate portion of the fund's assets. Prior to October 10, 2000, Rogge Global Partners was responsible for managing all the fund's assets. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front end sales charge is not reflected in the average annual total returns table for Class C shares.

Average annual total returns
(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	Life of class
Class A (12/11/00)
Return before taxes	4.87%	2.88%	6.16%
Class B (2/5/01)
Return before taxes	4.00	2.70	5.78
Class C (12/1/00)
Return before taxes	8.57	3.32	6.23
Return after taxes on distributions	6.42	1.58	4.61
Return after taxes on distributions and sale of fund shares	5.54	1.80	4.45
Class Y (1/16/01)
Return before taxes	10.25	4.17	6.74
Barclays Capital Global Aggregate ex US Index	7.53	4.25	*
(Index reflects no deduction for fees, expenses or taxes.)

*  Average annual total returns for the Barclays Capital Global Aggregate ex US Index for the life of each class were as follows: Class A—7.99%; Class B—7.69%; Class C—8.04%; Class Y—7.83%.

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Rogge Global Partners serves as the fund's investment advisor.

Portfolio managers

•  Olaf Rogge, Co-Chief Investment Officer of Rogge Global Partners, has been a portfolio manager of the fund since the fund's inception in August 1995.

•  John Graham, Director, Portfolio Manager and Analyst of Rogge Global Partners, has been a portfolio manager of the fund since the fund's inception in August 1995.

•  Richard Bell, Co-Chief Investment Officer of Rogge Global Partners, has been a portfolio manager of the fund since the fund's inception in August 1995.

•  Adrian James, Director, Portfolio Manager and Analyst of Rogge Global Partners, has been a portfolio manager of the fund since the fund's inception in August 1995.

•  Malie Conway, Portfolio Manager of Rogge Global Partners, has been a portfolio manager of the fund since August 1998.

•  Francesc Balcells, Head of Emerging Markets Portfolio Management of Rogge Global Partners, has been a portfolio manager of the fund since July 2010.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is

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$1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors. Class B shares are available only to existing Class B shareholders for exchanges and reinvestments of dividends and distributions.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE High Yield Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $100,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 107 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 233 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	4.50%	None	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	5.00%	0.75%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B*	Class C	Class Y
Management fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	1.00	0.75	None
Other expenses† (includes administration fee of 0.10%)	0.40	0.36	0.36	0.40
Total annual fund operating expenses	1.35	2.06	1.81	1.10

*  As of the end of the fund's prior fiscal year, Class B shares were not operational. Therefore, these amounts have been estimated and may be higher or lower if the class of shares becomes operational.

†  Includes any recoupment from the fund of expenses previously reimbursed by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") under a written fee waiver/expense reimbursement agreement.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$581	$858	$1,156	$2,001
Class B (assuming sale of all shares at end of period)	709	946	1,308	2,041	*
Class B (assuming no sale of shares)	209	646	1,108	2,041	*
Class C (assuming sale of all shares at end of period)	259	569	980	2,127
Class C (assuming no sale of shares)	184	569	980	2,127
Class Y	112	350	606	1,340

*  Reflects conversion to Class A shares after a maximum of 6 years.

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Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds").

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may invest in a number of different countries throughout the world, including the US.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. MacKay Shields LLC ("MacKay Shields") currently serves as the fund's investment advisor. MacKay Shields attempts to deliver attractive risk adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large potential gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the fund's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle and with lower volatility through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market. MacKay Shields anticipates that under normal circumstances the fund's average duration will be within +/- 25% of that of the BofA Merrill Lynch Global High Yield Index. This index ordinarily has a duration of between 4 and 5 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government

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actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund's manager and investment advisor may play a greater role in the valuation of the securities due to reduced availability of reliable objective pricing data.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. Since Class C shares commenced issuance on January 21, 2009, performance information for those shares is not provided in the table. Also, there have been no Class B shares outstanding since inception of the fund. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class Y shares will vary from the Class A shares' after-tax returns shown.

Average annual total returns
(for the periods ended December 31, 2009)

Class (inception date)	1 year	Life of class
Class A (5/1/06)
Return before taxes	43.57%	6.22%
Return after taxes on distributions	39.27	3.49
Return after taxes on distributions and sale of fund shares	27.82	3.62
Class Y (12/26/08)
Return before taxes	50.95	56.88
BofA Merrill Lynch Global High Yield Index (hedged in USD)	60.70	*
(Index reflects no deduction for fees, expenses or taxes.)

*  Average annual total returns for the BofA Merrill Lynch Global High Yield Index (hedged in USD) for the life of each class were as follows: Class A—7.17%; Class Y—65.68%.

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Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. MacKay Shields serves as the fund's investment advisor.

Portfolio managers

•  Dan Roberts, Senior Managing Director of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

•  Taylor Wagenseil, Managing Director and Co-Head of High Yield Portfolio Management of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

•  Michael Kimble, Managing Director and Co-Head of High Yield Portfolio Management of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

•  Lou Cohen, Managing Director and Director of Research of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Large Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation and dividend income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 107 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 233 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	None
Other expenses† (includes administration fee of 0.10%)	0.30	0.68	0.37	0.24
Total annual fund operating expenses	1.20	2.33	2.02	0.89
Management fee waiver/expense reimbursements††	—	0.31	—	—
Total annual fund operating expenses after fee waiver and/or expense reimbursements††	1.20	2.02	2.02	0.89

†  Includes any recoupment from the fund of expenses previously reimbursed by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") under a written fee waiver/expense reimbursement agreement.

††  The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.27% for Class A, 2.02% for Class B, 2.02% for Class C and 1.02% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$666	$910	$1,173	$1,925
Class B (assuming sale of all shares at end of period)	705	998	1,417	2,096	*
Class B (assuming no sale of shares)	205	698	1,217	2,096	*
Class C (assuming sale of all shares at end of period)	305	634	1,088	2,348
Class C (assuming no sale of shares)	205	634	1,088	2,348
Class Y	91	284	493	1,096

*  Reflects conversion to Class A shares after a maximum of 6 years.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies (that is, companies with a total market capitalization of $3.0 billion or greater at the time of purchase). The fund seeks income primarily from dividend paying stocks.

The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings (IPOs) and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), selects investment advisors for the fund, subject to approval of the fund's board. Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

ICAP's investment process involves the use of its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values, and ICAP seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. ICAP also considers the dividend yield as a component of total returns when evaluating the attractiveness of a security. ICAP focuses on what it believes are the key investment variables (catalysts) that could potentially impact the security's market value. These catalysts are primarily company specific, such as a new product, restructuring or change in management, but occasionally the catalyst can be thematic (e.g., dependent on macroeconomic or industry trends). After a review of stock recommendations, ICAP's portfolio management team determines whether to add the stock to the portfolio or to monitor it for future purchase.

ICAP continuously monitors each security and evaluates whether to eliminate it when its price target is achieved, the catalyst becomes inoperative or another stock offers a greater opportunity.

Westwood's strategy utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

Pzena's strategy follows a disciplined investment process to implement its value philosophy, by focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether such underperformance is temporary or permanent. Pzena looks for companies where: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

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Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. ICAP and Westwood each assumed day-to-day management of a separate portion of the fund's assets on July 1, 2000. Pzena assumed day-to-day management of another portion of the fund's assets on May 27, 2008. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front end sales charge is not reflected in the average annual total returns table for Class C shares.

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Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	Life of class
Class A (11/27/00)
Return before taxes	19.88%	(0.35)%	1.81%
Class B (11/27/00)
Return before taxes	20.91	(0.37)	1.92
Class C (11/27/00)
Return before taxes	24.92	0.01	1.68
Return after taxes on distributions	24.89	(0.95)	1.13
Return after taxes on distributions and sale of fund shares	16.25	0.01	1.44
Class Y (1/19/01)
Return before taxes	27.45	1.16	2.58
Russell 1000 Value Index	19.69	(0.25)	*
(Index reflects no deduction for fees, expenses or taxes.)

*  Average annual total returns for the Russell 1000 Value Index for the life of each class were as follows: Class A—2.54%; Class B—2.54%; Class C—2.54%; Class Y—2.31%.

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. ICAP, Westwood and Pzena serve as the fund's investment advisors.

Portfolio managers

•  ICAP—Jerrold K. Senser, Chief Executive Officer and Chief Investment Officer, and Thomas R. Wenzel, Executive Vice President and Director of Research, have been portfolio managers of the fund since July 2000.

•  Westwood—Susan M. Byrne, Chief Investment Officer and Chairman of the Board of Directors, has been a portfolio manager of the fund since July 2000.

•  Pzena—Richard S. Pzena, Managing Principal and Co-Chief Investment Officer, John P. Goetz, Managing Principal and Co-Chief Investment Officer, and Antonio DeSpirito, III, Principal and Portfolio Manager of the Large Cap Value and Value Strategies, have been portfolio managers of the fund since May 2008.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors. Class B shares are available only to existing Class B shareholders for exchanges and reinvestments of dividends and distributions.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Large Co Growth Equity
Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 107 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 233 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.69%	0.69%	0.69%	0.69%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	None
Other expenses† (includes administration fee of 0.10%)	0.32	0.68	0.44	0.25
Total annual fund operating expenses	1.26	2.37	2.13	0.94
Management fee waiver/expense reimbursements††	—	0.32	0.08	—
Total annual fund operating expenses after fee waiver and/or expense reimbursements††	1.26	2.05	2.05	0.94

†  Includes any recoupment from the fund of expenses previously reimbursed by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") under a written fee waiver/expense reimbursement agreement.

††  The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.30% for Class A, 2.05% for Class B, 2.05% for Class C and 1.05% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$671	$928	$1,204	$1,989
Class B (assuming sale of all shares at end of period)	708	1,009	1,437	2,147	*
Class B (assuming no sale of shares)	208	709	1,237	2,147	*
Class C (assuming sale of all shares at end of period)	308	659	1,137	2,456
Class C (assuming no sale of shares)	208	659	1,137	2,456
Class Y	96	300	520	1,155

*  Reflects conversion to Class A shares after a maximum of 6 years.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 91% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies (that is, companies with a total market capitalization of $3.0 billion or greater at the time of purchase). Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may also invest, to a lesser extent, in other securities such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US. The fund may use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Marsico Capital Management, LLC ("Marsico"), Wellington Management Company, LLP ("Wellington Management"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Marsico's investment strategy combines "top-down" macro-economic analysis with "bottom-up" stock selection. The top-down analysis seeks to identify sectors, industries and companies that may benefit from overall trends Marsico has observed. Marsico then applies the bottom-up stock selection to locate individual companies or securities with earnings growth potential that may not be recognized by the market at large.

Wellington Management's strategy seeks long-term total returns above the Russell 1000 Growth Index by investing in companies that it believes are well positioned to benefit from long-lasting trends and have structural advantages to maintaining their position. It applies in-depth fundamental research seeking to identify change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies they evaluate.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. It uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware tends to hold a relatively focused portfolio with a limited number of stocks.

Roxbury's strategy employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital, as well as companies with management teams with a proven ability to maximize shareholder value. Roxbury evaluates companies as private entities to determine their intrinsic worth and uses

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scenario analysis to determine a "margin of safety," or discount to intrinsic value, as a means of protecting capital. Roxbury typically sells a stock if (1) the market price exceeds Roxbury's estimate of intrinsic value; (2) the company's fundamentals fall short of Roxbury's investment thesis; or (3) when there are more attractive investment alternatives. Roxbury may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant weights in a sector.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. In addition, many types of swaps and non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile,

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and share prices of newly-public companies may fluctuate significantly over a short period of time.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. Marsico assumed responsibility for managing a separate portion of the fund's assets on September 16, 2002. Wellington Management assumed responsibility for managing a separate portion of the fund's assets on June 1, 2007. Delaware assumed responsibility for managing a separate portion of the fund's assets on December 5, 2007. Roxbury assumed responsibility for managing a separate portion of the fund's assets on May 25, 2010. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front end sales charge is not reflected in the average annual total returns table for Class C shares.

Average annual total returns
(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	Life of class
Class A (11/27/00)
Return before taxes	25.96%	(0.53)%	(3.97)%
Class B (11/27/00)
Return before taxes	27.34	(0.63)	(3.89)
Class C (11/27/00)
Return before taxes	31.34	(0.23)	(4.13)
Return after taxes on distributions	31.34	(0.33)	(4.19)
Return after taxes on distributions and sale of fund shares	20.37	(0.18)	(3.41)
Class Y (2/15/01)
Return before taxes	33.92	1.00	(2.25)
Russell 1000 Growth Index	37.21	1.63	*
(Index reflects no deduction for fees, expenses or taxes.)

*  Average annual total returns for the Russell 1000 Growth Index for the life of each class were as follows: Class A—(2.71)%; Class B—(2.71)%; Class C—(2.71)%; Class Y—(1.76)%.

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Marsico, Wellington Management, Delaware and Roxbury serve as the fund's investment advisors.

Portfolio managers

•  Marsico—Thomas F. Marsico, Chief Investment Officer, A. Douglas Rao, Portfolio Manager and Senior Analyst, and Coralie Witter, Portfolio Manager and Senior Analyst, have been portfolio managers of the fund since September 2002, February 2010 and November 2010, respectively.

•  Wellington Management—Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager, has been a portfolio manager of the fund since June 2007.

•  Delaware—Jeffrey S. Van Harte, Senior Vice President and Chief Investment Officer, Christopher J. Bonavico, Vice President, Senior Portfolio Manager and Equity Analyst, Daniel J. Prislin, Vice President,

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Senior Portfolio Manager and Equity Analyst, and Christopher M. Ericksen, Vice President, Portfolio Manager and Equity Analyst, have been portfolio managers of the fund since December 2007.

•  Roxbury—Brian L. Massey and Silas A. Myers, each a Portfolio Manager, have been portfolio managers of the fund since May 2010.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors. Class B shares are available only to existing Class B shareholders for exchanges and reinvestments of dividends and distributions.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Small/Medium Co Value
Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 107 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 233 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	None
Other expenses (includes administration fee of 0.10%)	0.40	0.67	0.41	0.27
Total annual fund operating expenses	1.35	2.37	2.11	0.97
Management fee waiver/expense reimbursements†	—	0.21	—	—
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	1.35	2.16	2.11	0.97

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.41% for Class A, 2.16% for Class B, 2.16% for Class C and 1.16% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$680	$954	$1,249	$2,085
Class B (assuming sale of all shares at end of period)	719	1,019	1,446	2,200	*
Class B (assuming no sale of shares)	219	719	1,246	2,200	*
Class C (assuming sale of all shares at end of period)	314	661	1,134	2,441
Class C (assuming no sale of shares)	214	661	1,134	2,441
Class Y	99	309	536	1,190

*  Reflects conversion to Class A shares after a maximum of 6 years.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 81% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings (P/E) ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies (that is, companies with a total market capitalization of less than $6.0 billion at the time of purchase). The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Systematic Financial Management, L.P. ("Systematic") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Buckhead utilizes a fundamental, bottom-up, research-driven investment process that is designed to identify companies that it believes (1) are attractively valued; (2) have strong underlying fundamental characteristics; and (3) likely have one or more catalysts that are expected to drive their share prices higher. Buckhead seeks to build concentrated portfolios (typically 35-50 holdings) with the largest positions in those companies that it believes have the highest likelihood of outperforming the market and/or the fund's benchmark. In general, securities will be sold if: (1) the stock's price reaches a certain price level determined by Buckhead; (2) the stock's issuer undergoes a change that makes the holding of the stock inconsistent with Buckhead's strategy; and/or (3) a more attractive investment opportunity is identified. Additionally, if a security's price appreciates such that it accounts for more than 5% of Buckhead's segment of the fund, a portion of the holding generally will be sold to remain below that threshold.

MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" and attempts to identify companies selling below intrinsic value with one or more clear catalysts to realize full value within the investment time horizon (typically two to four years). MetWest Capital utilizes a bottom-up, fundamental, research-driven, low-risk style that it believes is ideally suited to the small cap market segment, along with a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies in high-quality stocks.

Systematic employs an investment approach that utilizes (1) quantitative screening of all companies within the small/mid capitalization universe and (2) fundamental research, which seeks to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit. By focusing only on companies whose fundamentals are improving, as confirmed by Systematic's research analysis and as evidenced by a positive earnings surprise, Systematic's process seeks to avoid the chances of buying stocks that have experienced significant price depreciation and, as a result, are mistaken as value stocks. Systematic is expected to typically invest in 60 to 90 securities, with a market capitalization range generally consistent with that of the fund's benchmark.

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Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. On October 1, 2005, MetWest Capital assumed day-to-day management of a portion of the fund's assets. On May 28, 2009, Buckhead and Systematic each assumed responsibility for managing a separate portion of the fund's assets. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front end sales charge is not reflected in the average annual total returns table for Class C shares.

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Average annual total returns
(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	Life of class
Class A (11/27/00)
Return before taxes	28.36%	(1.58)%	5.55%
Class B (11/28/00)
Return before taxes	29.76	(1.56)	5.70
Class C (11/27/00)
Return before taxes	33.82	(1.23)	5.40
Return after taxes on distributions	33.82	(2.48)	4.32
Return after taxes on distributions and sale of fund shares	21.98	(1.12)	4.60
Class Y (12/20/00)
Return before taxes	36.32	(0.10)	6.78
Russell 2500 Value Index	27.68	0.84	*
(Index reflects no deduction for fees, expenses or taxes.)

*  Average annual total returns for the Russell 2500 Value Index for the life of each class were as follows: Class A—7.81%; Class B—7.90%; Class C—7.81%; Class Y—7.70%.

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Buckhead, MetWest Capital and Systematic serve as the fund's investment advisors.

Portfolio managers

•  Buckhead—Matthew D. Reams, Portfolio Manager and Partner, and David S. Griffin, Portfolio Manager, have been portfolio managers of the fund since May 2009.

•  MetWest Capital—Samir Sikka, Managing Director, has been a portfolio manager of the fund since February 2007.

•  Systematic—Ronald M. Mushock, Partner and Portfolio Manager, and D. Kevin McCreesh, Chief Investment Officer and Partner, have been portfolio managers of the fund since May 2009.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors. Class B shares are available only to existing Class B shareholders for exchanges and reinvestments of dividends and distributions.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Small/Medium Co Growth
Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 107 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 233 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	None
Other expenses† (includes administration fee of 0.10%)	0.40	1.03	0.43	0.24
Total annual fund operating expenses	1.35	2.73	2.13	0.94
Management fee waiver/expense reimbursements††	—	0.60	—	—
Total annual fund operating expenses after fee waiver and/or expense reimbursements††	1.35	2.13	2.13	0.94

†  Includes any recoupment from the fund of expenses previously reimbursed by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") under a written fee waiver/expense reimbursement agreement.

††  The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.38% for Class A, 2.13% for Class B, 2.13% for Class C and 1.13% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5%

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return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$680	$954	$1,249	$2,085
Class B (assuming sale of all shares at end of period)	716	1,091	1,591	2,370	*
Class B (assuming no sale of shares)	216	791	1,391	2,370	*
Class C (assuming sale of all shares at end of period)	316	667	1,144	2,462
Class C (assuming no sale of shares)	216	667	1,144	2,462
Class Y	96	300	520	1,155

*  Reflects conversion to Class A shares after a maximum of 6 years.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 133% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies (that is, companies with a total market capitalization of less than $6.0 billion at the time of purchase). Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade") and Riverbridge Partners, LLC ("Riverbridge") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock believes that incremental margin expansion and proven management are key factors that propel a company's growth. Copper Rock will typically hold 70 to 90 equity positions that are diversified across sectors and industries. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics, and attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

Palisade seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that the small and mid cap market is inherently less efficient than the large cap market, and attempts to gain an informational advantage by committing to the labor intensive process of conducting bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains. Palisade places heavy emphasis on the effectiveness of a small/mid cap company's management team and seeks direct access to a variety of each company's key decision-makers.

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit

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of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. Riverbridge assumed day-to-day management of a portion of the fund's assets on October 1, 2005. Copper Rock assumed responsibility for managing a separate portion of the fund's assets on March 1, 2007. Palisade assumed day-to-day management of a separate portion of the fund's assets on February 2, 2009. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front end sales charge is not reflected in the average annual total returns table for Class C shares.

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Average annual total returns
(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	Life of class
Class A (11/27/00)
Return before taxes	32.13%	(0.78)%	(0.74)%
Class B (11/27/00)
Return before taxes	33.94	(0.76)	(0.68)
Class C (11/27/00)
Return before taxes	37.77	(0.43)	(0.89)
Return after taxes on distributions	37.77	(1.69)	(1.59)
Return after taxes on distributions and sale of fund shares	24.55	(0.51)	(0.83)
Class Y (2/12/01)
Return before taxes	40.38	0.74	1.82
Russell 2500 Growth Index	41.66	2.00	*
(Index reflects no deduction for fees, expenses or taxes.)

*  Average annual total returns for the Russell 2500 Growth Index for the life of each class were as follows: Class A—1.25%; Class B—1.25%; Class C—1.25%; Class Y—1.76%.

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Copper Rock, Palisade and Riverbridge serve as the fund's investment advisors.

Portfolio managers

•  Copper Rock—Tucker Walsh, Chief Executive Officer, has been a portfolio manager of the fund since March 2007.

•  Palisade—Sammy Oh, Senior Portfolio Manager, has been a portfolio manager of the fund since October 2005.

•  Riverbridge—Mark Thompson, Chief Investment Officer, has been a portfolio manager of the fund since October 2005.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors. Class B shares are available only to existing Class B shareholders for exchanges and reinvestments of dividends and distributions.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE International Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 107 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 233 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	0.79%	0.79%	0.79%	0.79%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	None
Other expenses (includes administration fee of 0.10%)	0.39	0.80	0.47	0.31
Total annual fund operating expenses	1.43	2.59	2.26	1.10
Management fee waiver/expense reimbursements†	—	0.29	—	—
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	1.43	2.30	2.26	1.10

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.55% for Class A, 2.30% for Class B, 2.30% for Class C and 1.30% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$688	$978	$1,289	$2,169
Class B (assuming sale of all shares at end of period)	733	1,078	1,549	2,356	*
Class B (assuming no sale of shares)	233	778	1,349	2,356	*
Class C (assuming sale of all shares at end of period)	329	706	1,210	2,595
Class C (assuming no sale of shares)	229	706	1,210	2,595
Class Y	112	350	606	1,340

*  Reflects conversion to Class A shares after a maximum of 6 years.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in (1) stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy, and (2) securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle, using (1) a value-oriented dividend discount methodology toward individual securities and (2) market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and their current discounted worth and then compares the values of different possible investments. Currency returns can be an integral component of an investment's total return, and Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

J.P. Morgan manages two separate segments of the fund's assets, utilizing distinct investment strategies and portfolio management for each. In managing one segment of the fund's assets, the International Research Enhanced Index Strategy segment ("International REI" segment), J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics and maintain regional weights and sector/industry weights that are close to those of the fund's benchmark, while also capitalizing on the firm's proprietary research capabilities in seeking to generate outperformance. The strategy is driven by valuation based fundamental analysis focused on normalized earnings and earnings growth. Stock selection is the focus, and is expected to be the primary source of added value.

In managing the second segment of the fund's assets, the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment), J.P. Morgan uses an active equity strategy. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the

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most attractive companies, within a sector, that possess a catalyst for share price appreciation.

Martin Currie uses a fully integrated international investment process, in which it compares and ranks stock opportunities across the whole investment universe. Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock MatrixTM. Martin Currie has a highly active 'conviction' approach, seeking the best opportunities for growth across global stock markets. It believes change, which it attempts, to identify, evaluate and exploit at an early stage, is the central dynamic behind stock price movement. This means recognizing change at company level (management changes, product strategies, acquisitions, etc.) and at macro level (legislative changes, economic prospects, sector dynamics, etc.).

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. In addition, many types of swaps and non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Investment company risk: Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart

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does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. Life of class performance for the index is as of the inception month-end of each class. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. Mondrian and J.P. Morgan (with respect to the International REI segment) each assumed day-to-day management of a separate portion of the fund's assets on April 1, 2004. J.P. Morgan assumed day-to-day management of a second, separate portion (the EAFE Opportunities segment) of the fund's assets on November 8, 2010. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front end sales charge is not reflected in the average annual total returns table for Class C shares.

Average annual total returns
(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	Life of class
Class A (11/27/00)
Return before taxes	18.69%	1.39%	0.88%
Class B (11/27/00)
Return before taxes	19.28	1.21	0.89
Class C (11/27/00)
Return before taxes	23.43	1.69	0.69
Return after taxes on distributions	23.24	0.90	0.33
Return after taxes on distributions and sale of fund shares	15.58	1.63	0.76
Class Y (1/17/01)
Return before taxes	25.95	2.93	2.13
MSCI EAFE Index (net)	31.78	3.54	*
(Index reflects no deduction for fees and expenses.)

*  Average annual total returns for the MSCI EAFE Index (net) for the life of each class were as follows: Class A—3.41%; Class B—3.41%; Class C—3.41%; Class Y—3.07%.

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Mondrian, J.P. Morgan and Martin Currie serve as the fund's investment advisors.

Portfolio managers

•  Mondrian—Elizabeth A. Desmond, Chief Investment Officer of International Equities, Nigel G. May, Deputy Chief Executive Officer, and Emma R.E. Lewis, Senior Portfolio Manager, have been portfolio managers of the fund since July 2009, April 2004 and April 2004, respectively.

•  J.P. Morgan (International REI segment)—Beltran Lastra, Head of International Structured Equity, and Jaco Venter, Portfolio Manager, have been portfolio managers of the fund since April 2004 and December 2004, respectively.

•  J.P. Morgan (EAFE Opportunities segment)—Jeroen Huysinga, Managing Director and a Portfolio Manager in the Global Equity Team, has been a portfolio manager of the fund since November 2010.

•  Martin Currie—James Fairweather, Chief Investment Officer, has been a portfolio manager of the fund since August 1995.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors. Class B shares are available only to

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existing Class B shareholders for exchanges and reinvestments of dividends and distributions.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE International Emerging Markets Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 107 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 233 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	None
Other expenses (includes administration fee of 0.10%)	0.62	0.72	0.61	0.62
Total annual fund operating expenses	1.87	2.72	2.61	1.62

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$729	$1,105	$1,505	$2,620
Class B (assuming sale of all shares at end of period)	775	1,144	1,640	2,659	*
Class B (assuming no sale of shares)	275	844	1,440	2,659	*
Class C (assuming sale of all shares at end of period)	364	811	1,385	2,944
Class C (assuming no sale of shares)	264	811	1,385	2,944
Class Y	165	511	881	1,922

*  Reflects conversion to Class A shares after a maximum of 6 years.

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Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries, which may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in (1) bonds, including up to 10% of its total assets in bonds that are below investment grade, which are commonly known as "junk bonds," and (2) securities of other investment companies that invest in emerging markets. The fund may use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Mondrian Investment Partners Limited ("Mondrian"), Gartmore Global Partners ("GGP"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle, using (1) a value-oriented dividend discount methodology toward individual securities and (2) market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and their current discounted worth, and then compares the values of different possible investments. Currency returns can be an integral component of an investment's total return, and Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

GGP's investment strategy involves seeking out companies with prospects for earnings potential that the market has underestimated and avoiding those companies where future earnings are likely to disappoint. GGP generates proprietary research to form an independent perspective, which is used as the basis of its assessment of intrinsic value. GGP then compares its assessment of intrinsic value to the market's and invests in companies where it believes the market has underestimated the prospects for earnings potential. In the process, GGP engages in stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises. GGP adopts a team based active management approach focusing on bottom-up stock picking within a risk-controlled environment, managing risk on four levels: stock, sector, country and portfolio level.

Delaware selects growth-oriented and value-oriented investments, based on its assessment of how an investment's market price compares to its intrinsic value. Strong management and sustainable business franchise are also key considerations. When selecting growth-oriented securities, Delaware typically seeks companies with high growth caused by long-term economic factors, which may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, Delaware typically seeks companies with lower valuations caused by cyclical economic factors or temporary changes in business operations. In order to compare the value of different stocks, Delaware estimates the current value of the anticipated future income stream of a stock and considers whether its future income stream is expected to increase faster than, slower than, or in line with the level of inflation. For investments in emerging countries, there may be less information available for Delaware to use in making this analysis than is available for investments in more developed countries. Currency

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analysis is also an important part of Delaware's intrinsic valuation exercise.

Pzena follows a disciplined investment process to implement its value philosophy. Applying intensive fundamental research, Pzena looks for companies where, in its opinion: (1) the current market price is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the reasons behind the earnings shortfall are temporary; (4) management has a viable strategy to generate earnings recovery; and/or (5) there is meaningful downside protection in case the earnings recovery does not materialize. Pzena typically invests prior to the emergence of an identifiable earnings catalyst, while a company's near-term earnings lack clarity and its share price is undervalued, because waiting for the catalyst to emerge before making the investment can result in missing the initial stock price appreciation. Pzena thus seeks to capture this initial stock price appreciation, which Pzena believes will generally provide adequate compensation for its longer holding period (on average three years).

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Geographic concentration risk: To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. In addition, many types of swaps and non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

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Investment company risk: Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. GGP assumed day-to-day management of a separate portion of the fund's assets on August 2, 2002. Mondrian assumed day-to-day management of a portion of the fund's assets on September 28, 2004. Delaware and Pzena each assumed day-to-day management of a separate portion of the fund's assets on November 4, 2010. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front end sales charge is not reflected in the average annual total returns table for Class C shares.

Average annual total returns
(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	Life of class
Class A (12/11/00)
Return before taxes	55.18%	11.22%	9.78%
Class B (12/22/00)
Return before taxes	57.88	11.28	10.75
Class C (12/1/00)
Return before taxes	61.85	11.62	10.46
Return after taxes on distributions	61.62	9.43	9.25
Return after taxes on distributions and sale of fund shares	40.50	9.77	9.10
Class Y (2/9/01)
Return before taxes	64.91	12.95	10.85
MSCI Emerging Markets Index	79.02	15.88	*
(Index reflects no deduction for fees, expenses or taxes.)

*  Average annual total returns for the MSCI Emerging Markets Index for the life of each class were as follows: Class A—15.15%; Class B—15.98%; Class C—15.94%; Class Y—14.82%.

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Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Mondrian, GGP, Delaware and Pzena serve as the fund's investment advisors.

Portfolio managers

•  Mondrian—Robert Akester, Senior Portfolio Manager, Ginny Chong, Senior Portfolio Manager, and Gregory Halton, Portfolio Manager, have been portfolio managers of the fund since September 2004, September 2004 and July 2006, respectively.

•  GGP—Christopher Palmer, Head of the Global Emerging Markets Team, has been a portfolio manager of the fund since June 2006.

•  Delaware—Liu-Er Chen, Senior Vice President and Chief Investment Officer—Emerging Markets and Healthcare, has been a portfolio manager of the fund since November 2010.

•  Pzena—John P. Goetz, Managing Principal, Co-Chief Investment Officer and Portfolio Manager, Caroline Cai, Principal and Portfolio Manager of EAFE, European, Emerging Markets and Global Value, and Allison Fisch, Principal, Portfolio Manager of Emerging Markets Value and Senior Research Analyst, have been portfolio managers of the fund since November 2010.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors. Class B shares are available only to existing Class B shareholders for exchanges and reinvestments of dividends and distributions.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Global Real Estate Securities
Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 107 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 233 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses (includes administration fee of 0.10%)	0.94	0.99	0.81
Total annual fund operating expenses	1.89	2.69	1.51
Management fee waiver/expense reimbursements†	0.44	0.49	0.31
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	1.45	2.20	1.20

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.45% for Class A, 2.20% for Class C and 1.20% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$689	$1,071	$1,477	$2,606
Class C (assuming sale of all shares at end of period)	323	789	1,381	2,986
Class C (assuming no sale of shares)	223	789	1,381	2,986
Class Y	122	447	794	1,775

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 117% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund seeks to achieve its objective by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry, which may include common shares, preferred shares and units of beneficial interest in real estate companies (inclusive of REITs).

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund may have a significant exposure to non-US securities depending upon an investment advisor's investment decisions.

The fund may engage in "short-selling," where the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return it to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. ING Clarion Real Estate Securities, LLC ("ING CRES") and Brookfield Investment Management Inc. ("Brookfield") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

ING CRES uses a multi-step investment process for constructing the investment portfolio, combining top-down region and sector allocation with bottom-up individual stock selection. First, ING CRES selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, ING CRES uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers, which includes the analysis of several factors within three broad groupings: (1) value and property; (2) capital structure; and (3) management and strategy.

Brookfield intends to achieve total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry, including REITs, real estate operating companies and companies whose values are significantly affected by their real estate holdings. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology, taking into account short-term considerations (such as temporary market mispricing) and long-term considerations (such as values of assets and cash flows).

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other

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government agency. The principal risks presented by an investment in the fund are:

Real estate industry risk: An investment in the fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The values of securities of companies in the real estate industry, which is sensitive to economic downturns, may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real estate investment trust risk: The performance of equity and mortgage REITs depends on how well each REIT manages its properties. Equity REITs, which invest directly in real estate properties and property developers, may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs, which specialize in lending money to developers of properties, may be affected by the quality of any credit extended.

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, an investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

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Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The FTSE NAREIT Equity REIT Index shows how the fund's performance compares to publicly traded US equity real estate investment trusts. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true for the period prior to November 17, 2009, which is the date on which ING CRES and Brookfield each assumed day-to-day management of a separate portion of the fund's assets. Prior to that, another investment advisor was responsible for managing the fund's assets. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

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Average annual total returns
(for the periods ended December 31, 2009)

Class (inception date)	1 year	Life of class
Class A (12/18/06)
Return before taxes	20.42%	(16.55)%
Class C (12/18/06)
Return before taxes	25.32	(15.68)
Return after taxes on distributions	21.72	(16.79)
Return after taxes on distributions and sale of fund shares	16.40	(13.50)
Class Y (12/26/08)
Return before taxes	27.92	31.06
FTSE EPRA/NAREIT Developed Index	38.26	*
FTSE NAREIT Equity REIT Index	27.99	**
(Indices reflect no deduction for fees, expenses or taxes.)

*  Average annual total returns for the FTSE EPRA/NAREIT Developed Index for the life of each class were as follows: Class A—(11.57)%; Class C—(11.57)%; Class Y—39.67%.

**  Average annual total returns for the FTSE NAREIT Equity REIT Index for the life of each class were as follows: Class A—(12.03)%; Class C—(12.03)%; Class Y—32.36%.

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. ING CRES and Brookfield serve as the fund's investment advisors.

Portfolio managers

•  ING CRES—T. Ritson Ferguson, Chief Investment Officer, Steven D. Burton, Managing Director and Portfolio Manager, and Joseph P. Smith, Managing Director and Portfolio Manager, have been portfolio managers of the fund since November 2009.

•  Brookfield—Jason Baine, Brett Ward and Bernhard Krieg, each a Global Portfolio Manager, have been portfolio managers of the fund since November 2009.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Alternative Strategies Investments
Fund summary

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 107 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 233 of the fund's Statement of Additional Information.

Shareholder fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
Management fees	1.30%	1.30%	1.30%	1.30%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	None
Other expenses†
Miscellaneous expenses (includes administration fee of 0.10%)	0.46	0.83	0.40	0.40
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.05	0.07	0.05	0.06
Total other expenses	0.51	0.90	0.45	0.46
Acquired fund fees and expenses††	0.01	0.01	0.01	0.01
Total annual fund operating expenses	2.07	3.21	2.76	1.77
Management fee waiver/expense reimbursements†††	0.06	0.43	—	—
Total annual fund operating expenses after fee waiver and/or expense reimbursements†††	2.01	2.78	2.76	1.77

†  Includes any recoupment from the fund of expenses previously reimbursed by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") under a written fee waiver/expense reimbursement agreement.

††  Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" will differ from those presented in the Financial highlights.

†††  The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.95% for Class A, 2.70% for Class B, 2.70% for Class C and 1.70% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

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Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$743	$1,158	$1,597	$2,814
Class B (assuming sale of all shares at end of period)	781	1,249	1,841	2,977	*
Class B (assuming no sale of shares)	281	949	1,641	2,977	*
Class C (assuming sale of all shares at end of period)	379	856	1,459	3,090
Class C (assuming no sale of shares)	279	856	1,459	3,090
Class Y	180	557	959	2,084

*  Reflects conversion to Class A shares after a maximum of 6 years.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 244% of the average value of its portfolio.

Principal strategies
Allowable securities

PACE Alternative Strategies Investments has a broad investment mandate that permits the fund to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative securities in pursuing its investment objective. The fund seeks to achieve its investment objective with a low correlation to market environments for traditional asset classes and as such attempts to achieve a total rate of return which exceeds the rate of return on 3-month Treasury bills by 3.00% to 4.00%, exclusive of investment management fees, on an annualized basis over a full market cycle. The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), does not represent or guarantee that the fund will meet this return goal, and investors should be aware that, because of the fund's complex strategies and investments, an investment in the fund involves a significantly higher risk level than an investment in US Treasury bills.

The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors.

The fund may also invest extensively in derivative instruments, which are generally financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed income securities, interest rates, total return rates, currencies or currency exchange rates, commodities and related indexes. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

UBS Global AM, the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM"), First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") currently serve as the fund's investment advisors. The allocation of the fund's assets between investment advisors is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. Subject to approval by the fund's board of trustees, UBS Global AM may in the future allocate assets to additional or different investment advisors to employ other portfolio management strategies, and changes to current strategies may be made.

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Analytic Investors employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the US and in foreign markets, both by direct equity investment and through derivatives. The fund buys securities "long" that Analytic Investors believes will out-perform the market, and sells securities "short" that Analytic believes will under-perform the market. This is, however, not a market neutral strategy. The fund's long-short exposure will vary over time based on Analytic Investors' assessment of market conditions and other factors.

Wellington Management employs an "opportunistic equity plus alpha strategy." This strategy is implemented by opportunistically seeking non-core equity exposures (e.g., non-US small cap, emerging markets equity and sector exposures) that Wellington Management believes are attractively valued, have positive structural characteristics in the current market environment or are expected to benefit from anticipated economic cycles. In pursuing this strategy, Wellington Management may buy and sell, directly or indirectly, (1) listed or unlisted equity securities, including common stock, convertible securities, REITs (i.e., shares of real estate investment trusts), ADRs (i.e., American Depositary Receipts) and other depositary securities, and (2) fixed income securities, including government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents and other fixed income securities. These fixed income securities may be denominated in US dollars or other currencies, and may include non-investment grade and emerging market debt issues. Wellington Management also invests in ETFs (i.e., exchange-traded funds) and derivative instruments (both exchange-traded and over-the counter), including equity index, interest rate, credit and fixed income index futures; options and options on futures; forward contracts; structured notes; swaps and swap options; and other similar instruments to gain exposure and manage risks related to non-core equity securities and other assets it has identified in pursuing this strategy. These derivative instruments may be related to countries, industries, broad-market indices, or similar groups of securities, and to individual currencies or groups of currencies.

In addition to the non-core equity exposures, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments, that are expected to contribute positive returns over time with respect to its portion of the fund.

First Quadrant employs a "global macro strategy." This strategy is implemented by combining several different complex investment techniques. First Quadrant uses a "tactical risk allocation" approach across global markets which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely. First Quadrant also assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives, and First Quadrant seldom holds securities "long." It uses exchange traded futures on global equity indices and government bonds, forwards, swaps and exchange traded options such as options on indices. By using derivatives, First Quadrant intends to quickly and efficiently gain market exposure to equity securities, fixed income securities, and foreign currencies, and seeks to take advantage of value (and to reduce exposure to certain risks) that it identifies in these global markets. The fund also may hold cash or invest its cash balances at such times and in any permissible investments deemed appropriate by First Quadrant.

GSAM employs a "global LIBOR plus strategy" and will seek to employ a number of diverse investment strategies and will also seek to allocate capital tactically to the strategies which it believes will offer the best opportunities. GSAM focuses mainly on the global fixed income and currency markets, across various investment grade and sub-investment grade sectors. GSAM uses financial derivative instruments to seek to obtain both net long and net short exposures in, amongst other things, interest rates, credit and currencies, and other permitted investments to generate returns or for hedging purposes.

GSAM is expected to invest mainly in (1) currencies; (2) fixed income securities, including government bonds, government agency bonds, supranational bonds, asset-backed securities, mortgage-backed securities (including non-agency mortgage-backed securities), corporate bonds (including corporate high yield bonds) and emerging market debt; and (3) financial derivative instruments, including, swaps (including interest rate swaps, credit default swaps and total return swaps), futures contracts, options, foreign currency forward contracts, reverse repurchase agreements, and may engage in other transactions involving currency and interest rate hedging, security hedging or other strategies to manage risk and to expose the fund to certain markets or securities, and these instruments and transactions may result in leverage. The fund may also hold cash or

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invest its cash balances at such times and in any instruments deemed appropriate by GSAM.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. It aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return, by investing in listed equity, equity-related and debt securities, including exchange traded funds, and derivatives or other instruments, both for investment and hedging purposes. The fund may take long and/or short positions, and its derivative investments (which may be used routinely) may include futures, options, swaps, and forward currency contracts.

Standard Life Investments manages its strategies dynamically over time, and will actively modify investment strategies and develop new strategies in response to additional research, changing market conditions, or other factors. Its strategies seek to deliver returns commensurate with reasonable levels of risk and tangible diversification benefits, while having both sufficient liquidity and capacity to benefit the fund in a significant way. Standard Life Investments may also hold cash or invest its cash balances in cash equivalents and short-term investments, in order to cover the derivative transactions or otherwise in its discretion.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Aggressive investment risk: The fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Swap agreement risk: The fund may enter into credit, total return, equity, interest rate, index, currency and variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign

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government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Leverage risk associated with borrowing: The fund may borrow money from banks to purchase investments for the fund, which is a form of leverage. If the fund borrows money to purchase securities and the fund's investments decrease in value, the fund's losses will be greater than if the fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the fund would be less than if borrowing were not used.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, an investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and

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the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for securities, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund's manager and investment advisors may play a greater role in the valuation of the securities due to reduced availability of reliable objective pricing data.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic environment.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class C shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's benchmark was changed for the reporting period from the MSCI World Free Index (net) to the Citigroup 3-Month Treasury Bill Index in light of the investment strategies employed in pursuit of the fund's investment objective. The Barclays Capital Global Aggregate Index shows how the fund's performance compares to the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The US Consumer Price Index (CPI) shows how the fund's performance compares to a broad indicator of inflation. Life of class performance for the indices is as of the inception month-end of each class. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true for the period prior to September 11, 2007, which is the date on which GSAM assumed day-to-day management of a portion of the fund's assets. Analytic Investors and Wellington Management each has been responsible for the day-to-day management of a separate portion of the fund's assets since inception of the fund. First Quadrant assumed day-to-day management of a separate portion of the fund's assets on April 8, 2009. Standard Life Investments assumed day-to-day management of a separate portion of the fund's assets on August 5, 2010. Updated performance for the fund is available at
http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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After-tax returns for other classes will vary from the Class C shares' after-tax returns shown.

Average annual total return
(for the periods ended December 31, 2009)

Class (inception date)	1 year	Life of class
Class A (4/10/06)
Return before taxes	5.26%	(2.73)%
Class B (5/19/06)
Return before taxes	5.57	(2.07)
Class C (4/11/06)
Return before taxes	9.57	(1.87)
Return after taxes on distributions	9.57	(2.09)
Return after taxes on distributions and sale of fund shares	6.22	(1.67)
Class Y (7/23/08)
Return before taxes	11.58	(7.81)
Citigroup 3-Month Treasury Bill Index	0.16	*
(Index reflects no deduction for fees, expenses or taxes.)
MSCI World Free Index (net)	29.99	**
(Index reflects no deduction for fees and expenses.)
Barclays Capital Global Aggregate Index	6.93	***
(Index reflects no deduction for fees, expenses or taxes.)
US Consumer Price Index (CPI)	2.72	****
(Index reflects no deduction for fees, expenses or taxes.)

*  Average annual total returns for the Citigroup 3-Month Treasury Bill Index for the life of each class were as follows: Class A—2.72%; Class B—2.67%; Class C—2.72%; Class Y—0.50%.

**  Average annual total returns for the MSCI World Free Index (net) for the life of each class were as follows: Class A—(2.29)%; Class B—(1.39)%; Class C—(2.29)%; Class Y—(8.39)%.

***  Average annual total returns for the Barclays Capital Global Aggregate Index for the life of each class were as follows: Class A—7.08%; Class B—6.87%; Class C—7.08%; Class Y—5.64%.

****  Average annual total returns for the US Consumer Price Index (CPI) for the life of each class were as follows: Class A—1.91%; Class B—1.81%; Class C—1.91%; Class Y—(1.29)%.

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Analytic Investors, Wellington Management, GSAM, First Quadrant and Standard Life Investments serve as the fund's investment advisors.

Portfolio managers

•  Analytic Investors—Dennis Bein, Chief Investment Officer and Portfolio Manager, David Krider, Portfolio Manager, and Harindra de Silva, President and Portfolio Manager, have been portfolio managers of the fund since the fund's inception in 2006.

•  Wellington Management—Rick A. Wurster, Vice President and Asset Allocation Portfolio Manager, has been a portfolio manager of the fund since November 2010. Stephen A. Gorman, Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager, has been involved in portfolio management and securities analysis for the fund since November 2010.

•  GSAM—Jonathan Beinner, Managing Director and Co-Head of Global Fixed Income and Liquidity Management, and Michael Swell, Managing Director and Co-Head of Global Lead Portfolio Management, have managed the fund since September 2007 and April 2009, respectively.

•  First Quadrant—Ken Ferguson, Partner and Co-Director of Global Macro, Dori Levanoni, Partner and Co-Director of Global Macro, and Chuck Fannin, Director of Global Options Strategies, have been portfolio managers of the fund since April 2009.

•  Standard Life Investments—Guy Stern and David Millar, each an Investment Director—Multi-Asset Investing, have been portfolio managers of the fund since August 2010.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors. Class B shares are available only to existing Class B shareholders for exchanges and reinvestments of dividends and distributions.

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Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Select Advisors Trust

More information about the funds—PACE Government Securities Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income.

Principal strategies
Allowable securities

The fund invests in US government bonds and other bonds of varying maturities, but normally limits its portfolio "duration" to within two years (plus or minus) of the effective duration of the fund's benchmark index, which as of November 18, 2010 was 3.45 years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government fixed income securities. Government fixed income securities include US government bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities, which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities.

Under normal circumstances, the fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the US. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration. The fund invests in other US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also invests, to a lesser extent, in investment grade bonds of other issuers, including those backed by mortgages or other assets. These bonds of other issuers generally have one of the two highest credit ratings, although the fund may invest to a limited extent in bonds with the third highest credit rating (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may hold or purchase TBA securities with one coupon and short sell TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

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PACE Select Advisors Trust

More information about the funds—PACE Government Securities Fixed Income Investments

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed securities and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE Intermediate Fixed Income Investments

Investment objective and principal strategies

Investment objective

Current income, consistent with reasonable stability of principal.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund limits its investments to bonds that are investment grade at the time of purchase. The fund also may invest in preferred stocks.
The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average maturity of approximately three to ten years. It normally limits its overall portfolio "duration" to between two and four and one-half years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies of developed countries. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy (e.g., to obtain certain types of investment exposure) or to help manage portfolio risks (e.g., to hedge currency risk and manage the fund's duration and yield curve exposure).

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. BlackRock Financial Management, Inc. ("BlackRock") currently serves as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index (formerly known as the Lehman Brothers Intermediate Government/Credit Index). To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE Strategic Fixed Income Investments

Investment objective and principal strategies

Investment objective

Total return consisting of income and capital appreciation.

Principal strategies
Allowable securities

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within two years (plus or minus) of the effective duration of the fund's benchmark index, which as of November 18, 2010 was 5.51 years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may invest in preferred securities. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

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PACE Select Advisors Trust

More information about the funds—PACE Strategic Fixed Income Investments

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE Municipal Fixed Income Investments

Investment objective and principal strategies

Investment objective

High current income exempt from federal income tax.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT) so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.

The fund normally limits its portfolio "duration" to between three and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Standish Mellon Asset Management Company LLC ("Standish") currently serves as the fund's investment advisor. In deciding which securities to buy for the fund, Standish seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Standish also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE International Fixed Income Investments

Investment objective and principal strategies

Investment objective

High total return.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), US government bonds, and bonds of US or non-US private issuers. While the fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. (Prior to December 1, 2005, the fund had been following a strategy of investing in both US and non-US fixed income investments. Effective December 1, 2005, the fund modified its strategy to focus more on non-US fixed income investment opportunities. The fund continues to invest in US securities on an opportunistic basis; however, the portfolio is not expected to continue to have as significant a US component as it had prior to the change as part of its normal investment strategy.) The fund invests primarily in high-grade bonds of governmental and private issuers in developed countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade and emerging market securities.

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks. This includes investing in credit default swaps and inflation-linked swaps as part of managing the fund's assets.

US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Rogge Global Partners plc ("Rogge Global Partners") currently serves as the fund's investment advisor.

Rogge Global Partners seeks to invest in bonds of financially healthy entities because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions

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More information about the funds—PACE International Fixed Income Investments for the fund. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the fund assets it manages.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE High Yield Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies
Allowable securities

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds").

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may invest in a number of different countries throughout the world, including the US.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. MacKay Shields LLC ("MacKay Shields") currently serves as the fund's investment advisor. MacKay Shields attempts to deliver attractive risk adjusted returns by avoiding most of the unusually large losses in the high yield market even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the fund's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle and with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

MacKay Shields anticipates that under normal circumstances the fund's average duration will be within +/- 25% of that of the BofA Merrill Lynch Global High Yield Index. This index ordinarily has a duration of between 4 and 5 years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when interest rates increase by 1%, a debt security having a positive duration of 4 years can be expected to decrease in value by 4%; when interest rates decrease by 1%, the value of that same security generally can be expected to increase by 4%; however, high yield investments having the same duration as investment grade investments may react to interest rate changes to a different extent.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE Large Co Value Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation and dividend income.

Principal strategies
Allowable securities

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $3.0 billion or greater at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

Management process

The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), selects investment advisors for the fund, subject to approval of the fund's board. Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

ICAP's investment process involves the following key components: (1) Identifying Best Values: ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values and seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. ICAP also considers the dividend yield as a component of total returns when evaluating the attractiveness of a security. (2) Identifying Catalysts: ICAP focuses on what it believes are the key investment variables (catalysts) that could potentially impact the security's market value and looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 15% or more relative to the market over a 12 to 18 month period. These catalysts are primarily company specific, such as a new product, restructuring or change in management, but occasionally the catalyst can be thematic (e.g., dependent on macroeconomic or industry trends). (3) Portfolio Construction: After a review of stock recommendations, ICAP's portfolio management team determines whether to add the stock to the portfolio or to monitor it for future purchase.

ICAP also uses internally and externally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP continuously monitors each stock purchased and will act when the stock's target price is achieved, the catalyst becomes inoperative, a risk to the investment thesis has been identified or ICAP identifies another stock with greater opportunity for appreciation.

In managing its segment of the fund's assets, Westwood utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

In managing its segment of the fund's assets, Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on

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PACE Select Advisors Trust

More information about the funds—PACE Large Co Value Equity Investments companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
81

PACE Select Advisors Trust

More information about the funds—PACE Large Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Allowable securities

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $3.0 billion or greater at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US (including an emerging market country) where the principal trading market for the issuer's securities is in a country other than the US (including an emerging market country). The fund also may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Marsico Capital Management, LLC ("Marsico"), Wellington Management Company, LLP ("Wellington Management"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In selecting investments for the Fund, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

As part of its "top-down" investment approach, Marsico generally considers certain macro-economic factors to formulate the backdrop for security selection. These factors may include, without limitation, interest rates, currency movements, inflation, demographics, the regulatory environment, and the global competitive landscape. Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends. As a result of this "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends that Marsico has observed.

Marsico then looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

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More information about the funds—PACE Large Co Growth Equity Investments

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the fund's investments in portfolio securities if, in the opinion of Marsico, a security's fundamentals change substantially, its price appreciation leads to substantial overvaluation in relation to Marsico's estimates of future earnings and cash flow growth, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere or for other reasons.

The core investments of the portion of the fund managed by Marsico generally may include established companies and securities that are expected to offer long-term growth potential. However, the fund's portfolio also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

In managing its portion of the fund, Wellington Management seeks long-term total returns above the Russell 1000 Growth Index (before fees and expenses) by investing in stocks of successful, growing companies. Over time, Wellington Management believes that stock prices follow earnings, and companies with superior business models that can sustain above average earnings growth will likely outperform the market. Wellington Management applies in-depth fundamental research seeking to identify change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies they evaluate.

Wellington Management's strategies are focused on identifying sustainable growth opportunities by investing in companies that it believes are well positioned to benefit from long-lasting trends and have structural advantages to maintaining their position. Wellington Management seeks companies with at least one of the following sustainable growth characteristics:

•  cost advantage: economies-of-scale, low cost producer, superior technology or business model

•  customer advantage: unique product, market dominance

•  competitive advantage: barriers to entry, large installed base.

Wellington Management generally sells securities when it has identified more attractive investment opportunities or when its view on the prospects for a given holding have changed.

In managing its segment of the fund's assets, Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Delaware researches individual companies and analyzes economic and market conditions, seeking to identify the securities that Delaware thinks are the

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PACE Select Advisors Trust

More information about the funds—PACE Large Co Growth Equity Investments best investments for the fund. Specifically, Delaware looks for disruptive change that might increase a company's potential for free cash flow growth, such as structural changes in the economy, corporate restructurings or turnaround situations, new products or changes in management.

Using a bottom-up approach, Delaware looks for companies that:

•  have attractive end market potential, dominant business models and strong free cash flow generation;

•  demonstrate operational and scale efficiencies;

•  have demonstrated expertise for capital allocation; and

•  have clear shareholder-oriented governance and compensation policies.

Although Delaware tends to hold a relatively focused portfolio of between 25 to 40 stocks, it generally maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth.

In managing its portion of the fund's assets, Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Roxbury also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Roxbury's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Roxbury evaluates companies as private entities to determine the intrinsic worth of the business. Roxbury uses scenario analysis to determine a "margin of safety," or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Roxbury typically sells a stock if the market price exceeds Roxbury's estimate of intrinsic value, the company's fundamentals fall short of Roxbury's investment thesis, or when there are more attractive investment alternatives. Roxbury may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE Small/Medium Co Value Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Allowable securities

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings (P/E) ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Systematic Financial Management, L.P. ("Systematic") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Buckhead is a fundamental, bottom-up, research-driven investment advisor. Buckhead utilizes a disciplined investment process that is designed to identify companies that it believes (1) are attractively valued, (2) have strong underlying fundamental characteristics and (3) likely have one or more catalysts that are expected to drive their share prices higher. Buckhead seeks to build concentrated portfolios (typically 35-50 holdings) with the largest positions in those companies that it believes have the highest likelihood of outperforming the market and/or the fund's benchmark. In general, securities will be sold if one or more of the following occurs: (1) the stock's price reaches a certain price level determined by Buckhead; (2) the stock's issuer undergoes a change that makes the holding of the stock inconsistent with Buckhead's underlying investment strategy; and/or (3) a more attractive investment opportunity is identified. Additionally, if a security's price appreciates such that it accounts for more than 5% of Buckhead's segment of the fund, a portion of the holding generally will be sold to maintain the holding's weight below 5% of Buckhead's segment of the fund.

In advising its segment of the fund, MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically two to four years), and constructs a portfolio consisting of highest-conviction ideas.

MetWest Capital utilizes a bottom-up, fundamental, research-driven, low-risk style that it believes is ideally suited to the small cap market segment, along with a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies in high-quality stocks. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which it invests. In other words, MetWest Capital strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE Small/Medium Co Value Equity Investments

In advising its segment of the fund, Systematic employs a two-prong investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit. By focusing only on companies whose fundamentals are improving, as confirmed by Systematic's research analysis and as evidenced by a positive earnings surprise (that is, when the earnings reported by a company are above estimates), Systematic's process seeks to avoid the chances of buying stocks in the "value trap" (that is, stocks that have experienced a significant price depreciation and, as a result, are mistaken as value stocks). Systematic's segment of the fund is expected to typically consist of 60 to 90 securities, with a market capitalization range generally consistent with that of the Russell 2500® Value Index, the fund's benchmark.

The first step in Systematic's investment process is a quantitative screening of all companies within the small/mid capitalization universe. The second step is fundamental research analysis which seeks to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates. During this phase, Systematic generally focuses on the market's estimates of earnings for each company, the source of any unexpected earnings increase to determine whether the increase is sustainable, each company's financial statements and the accounting techniques used in the preparation of its financial statements, the valuation of each company on both an absolute and relative basis, and publicly available information and proprietary research methods to understand the key drivers of a company's fundamentals.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
86

PACE Select Advisors Trust

More information about the funds—PACE Small/Medium Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Allowable securities

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade") and Riverbridge Partners, LLC ("Riverbridge") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its segment of the fund's assets, Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock believes that incremental margin expansion and proven management are key factors that propel a company's growth. For its portion of the fund's assets, Copper Rock will typically hold 70 to 90 equity positions that are diversified across sectors and industries. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

In managing its segment of the fund's assets, Palisade seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that it can be successful because the small and mid cap market is inherently less efficient than the large cap market. Palisade attempts to gain an informational advantage by committing to the labor intensive process of conducting bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains. Because the effectiveness of a small/mid cap company's management team can often determine the difference between success and failure, Palisade places heavy emphasis on direct access to a variety of each company's key decision-makers.

In managing its segment of the fund's assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE Small/Medium Co Growth Equity Investments

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
88

PACE Select Advisors Trust

More information about the funds—PACE International Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

J.P. Morgan manages two separate segments of the fund's assets, utilizing distinct investment strategies and portfolio management for each. In managing one segment of the fund's assets, the International Research Enhanced Index Strategy segment ("International REI" segment), J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the fund's benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis focused on normalized earnings and earnings growth. The J.P. Morgan team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

In managing the second segment of the fund's assets, the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment), J.P. Morgan uses an active equity strategy, which represents a partnership between portfolio management and the firm's proprietary network of analysts. J.P. Morgan applies a uniform valuation methodology

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across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation in an effort to build a portfolio where stock selection is the primary source of added value.

Martin Currie has a highly active 'conviction' approach, seeking the best opportunities for growth across global stock markets.

Martin Currie identifies change as the central dynamic behind stock price movement. This means recognizing change at company level (management changes, product strategies, acquisitions, etc.) and at macro level (legislative changes, economic prospects, sector dynamics, etc.). Determining the impact of these changes is believed to lead to superior investment performance. Martin Currie believes that its investment process allows it to identify, evaluate and exploit change at an early stage.

In managing its segment of the fund's assets, Martin Currie uses a fully integrated international investment process. Rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock MatrixTM.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE International Emerging Markets Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Mondrian Investment Partners Limited ("Mondrian"), Gartmore Global Partners ("GGP"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectation. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings potential. Just as importantly, GGP attempts to avoid those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its assessment of intrinsic value. GGP compares its assessment of intrinsic value to that of the market to pinpoint those companies whose prospects are believed to be better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings potential. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

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More information about the funds—PACE International Emerging Markets Equity Investments

GGP adopts a team based active management approach focusing on bottom-up stock picking within a risk-controlled environment. Risk is an integral part of GGP's process and is managed on four levels: stock, sector, country and portfolio level.

In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the fund. GGP may engage in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences.

In managing its segment of the fund's assets, Delaware selects growth-oriented and value-oriented investments, based on its assessment of how an investment's market price compares to its intrinsic value. When selecting growth-oriented securities, Delaware typically seeks companies with high growth caused by long-term economic factors, which may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, Delaware typically seeks companies with lower market valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, Delaware estimates the current value of the anticipated future income stream of a stock and considers whether its future income stream is expected to increase faster than, slower than, or in line with the level of inflation. Delaware believes this provides an estimate of the stock's intrinsic value. For investments in emerging countries, there may be less information available for Delaware to use in making this analysis than is available for investments in more developed countries.

Currency analysis is an important part of Delaware's intrinsic valuation exercise. Delaware attempts to determine a particular currency's intrinsic value by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued relative to its market value, and when the dollar buys more, the foreign currency may be undervalued relative to its market value. Relative per capita income levels are also a key factor in this analysis.

In managing its segment of the fund's assets, Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power, and applies intensive fundamental research to these companies in an effort to determine whether the causes of the recent earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current market price is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the reasons behind the earnings shortfall are temporary; (4) management has a viable strategy to generate earnings recovery; and/or (5) there is meaningful downside protection in case the earnings recovery does not materialize.

Pzena typically invests prior to the emergence of an identifiable earnings catalyst, while a company's near-term earnings lack clarity and its share price is undervalued. Waiting for the catalyst to emerge before making the investment can result in missing the initial stock price appreciation, which, when earnings are recovering, can be rapid. Pzena thus seeks to capture this initial stock price appreciation, which Pzena believes will generally provide adequate compensation for its longer holding period (on average three years).

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Global Real Estate Securities Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies
Allowable securities

The fund seeks to achieve its objective of total return by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, considers "total return" to include income and capital appreciation, and income to include interest and dividends/distributions. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares and units of beneficial interest in real estate companies (inclusive of REITs).

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

The fund may engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

UBS Global AM selects investment advisors for the fund, subject to approval of the fund's board. ING Clarion Real Estate Securities, LLC ("ING CRES") and Brookfield Investment Management Inc. ("Brookfield") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its portion of the fund's assets, ING CRES uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, ING CRES selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, ING CRES uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers. This process includes the analysis of several factors, categorized broadly within three groupings: (1) value and property; (2) capital structure; and (3) management and strategy.

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More information about the funds—PACE Global Real Estate Securities Investments

In managing its portion of the fund's assets, Brookfield intends to achieve total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose values are significantly affected by the value of such companies' real estate holdings, and related entities and structures. Real estate operating companies and related entities and structures include: (1) traditional real estate companies whose primary business is the ownership, operation and development of commercial and residential real estate; (2) those companies whose value is, in the judgment of Brookfield, significantly affected by the value of such companies' real estate holdings; and (3) non-traditional real estate companies, such as homebuilders and infrastructure companies, and asset-rich companies that own significant real estate assets, although their primary business might not be the ownership of real estate.

Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology. In the long term, Brookfield believes that a company's value is largely determined by a combination of the value of its underlying assets and the related cash flows and the strength of its management team. In the short term, however, Brookfield believes that real estate stocks are often mispriced because a range of stock market factors can influence share prices and cause divergence from their long-term fair value, in which case Brookfield may take advantage of these short-term opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Alternative Strategies Investments

Investment objective and principal strategies

Investment objective

Long-term capital appreciation.

Principal strategies
Allowable securities

PACE Alternative Strategies Investments has a broad investment mandate that permits the fund to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative securities in pursuing its investment objective. The fund seeks to achieve its investment objective with a low correlation to market environments for traditional asset classes and as such attempts to achieve a total rate of return which exceeds the rate of return on 3-month Treasury bills by 3.00% to 4.00%, exclusive of investment management fees, on an annualized basis over a full market cycle. The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), does not represent or guarantee that the fund will meet this return goal, and investors should be aware that, because of the fund's complex strategies and investments, an investment in the fund involves a significantly higher risk level than an investment in US Treasury bills.

The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors.

The fund may also invest extensively in derivative instruments, which are generally financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed income securities, interest rates, total return rates, currencies or currency exchange rates, commodities and related indexes. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling are reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information does not reflect the offsetting benefit of interest income, if any, and is based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

UBS Global AM, the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM"), First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") serve as the fund's investment advisors. The allocation of the fund's assets between investment advisors who employ investment strategies is designed to achieve long-term capital appreciation while having a low correlation to traditional equity

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and fixed income asset classes. The relative value of each investment advisor's share of the fund's assets may change over time.

Analytic Investors, Wellington Management, GSAM, First Quadrant and Standard Life Investments employ the following portfolio management strategies:

•  Long/Short Global Equity Strategy (Analytic Investors);

•  Opportunistic Equity Plus Alpha Strategy (Wellington Management);

•  Global LIBOR Plus Strategy (GSAM);

•  Global Macro Strategy (First Quadrant); and

•  Global Multi-Asset Strategy (Standard Life Investments).

Subject to approval by the fund's board of trustees, UBS Global AM may in the future allocate assets to additional or different investment advisors to employ other portfolio management strategies. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies. UBS Global AM also may utilize additional or changes to investment strategies with the current investment advisors subject to the oversight of the fund's board of trustees.

Long/short global equity strategy—Analytic Investors employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the US and in foreign markets both by direct equity investment and through derivatives. The fund buys securities "long" that Analytic Investors believes will out-perform the market, and sells securities "short" that Analytic believes will under-perform the market. This is, however, not a market neutral strategy.

The fund's long-short exposure will vary over time based on Analytic Investors' assessment of market conditions and other factors. Analytic Investors may increase the fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued.

Opportunistic equity plus alpha strategy—Wellington Management employs an "opportunistic equity plus alpha strategy." This strategy is implemented by opportunistically seeking non-core equity exposures (i.e., exposures generally outside of core investments such as non-US small cap, emerging markets equity and sector exposures) that Wellington Management believes are attractively valued, have positive structural characteristics in the current market environment or are expected to benefit from anticipated economic cycles. In addition to the non-core equity exposures, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments, that are expected to contribute positive returns over time with respect to Wellington Management's portion of the fund. These allocations represent the "plus alpha" portion of the overall investment strategy; however, there is no guarantee that these other approaches will be successful.

In pursuing its opportunistic equity plus alpha strategy, Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments. These equity securities may include, but are not limited to, common stock, convertible securities, REITs (i.e., shares of real estate investment trusts), ADRs (i.e., American Depositary Receipts) and other depositary securities. Fixed income securities may include, but are not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents and other fixed income securities. These debt obligations may be denominated in US dollars or other currencies, and may include non-investment grade and emerging market debt issues.

Wellington Management also invests in ETFs (i.e., exchange-traded funds) and derivative instruments (both exchange-traded and over-the counter), including equity index, interest rate, credit and fixed income index futures; options and options on futures;

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More information about the funds—PACE Alternative Strategies Investments forward contracts; structured notes; swaps and swap options; and other similar instruments to gain exposure and manage risks related to non-core equity securities and other assets it has identified in pursuing this strategy. These derivative instruments may be related to countries, industries, broad-market indices, or similar groups of securities, and to individual currencies or groups of currencies.

Global macro strategy—First Quadrant employs a "global macro strategy." This strategy is implemented by combining several different complex investment techniques. With its assessment of the cyclical nature of risks, First Quadrant uses a "tactical risk allocation" approach which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely.

First Quadrant's global macro strategy also reflects its views on the global markets, based on its belief that the global equity, bond, and currency markets are mutually dependent. To implement its strategy, First Quadrant assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. As a result, a change in the price of a stock or fixed income security, or a change in a currency exchange rate in one market, may influence a decision to take, or adjust, derivatives positions in other instruments that are tied to other markets or other market types.

First Quadrant's global macro strategy is mostly based on the use of derivatives, and First Quadrant seldom holds securities "long." It uses exchange traded futures on global equity indices and government bonds, forwards, swaps and exchange traded options such as options on indices. By using derivatives as its principal means of implementing its strategy, First Quadrant intends to quickly and efficiently gain market exposure to equity securities, fixed income securities, and foreign currencies, and seeks to take advantage of value (and to reduce exposure to certain risks) that First Quadrant identifies in the global equity, bond, and currency markets.

The fund may hold cash or invest its cash balances at such times and in any permissible investments deemed appropriate by First Quadrant, including without limitation cash equivalents and short-term investments, in order to cover the derivative transactions or otherwise in the discretion of First Quadrant. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and repurchase agreements with banks and broker-dealers.

Global LIBOR Plus strategy—GSAM will seek to employ a number of diverse investment strategies and will also seek to allocate capital tactically to the strategies which it believes will offer the best opportunities at a given point in time in a given market or sector. The portion of the fund managed by GSAM focuses mainly on the global fixed income and currency markets, across various investment grade and sub-investment grade sectors. GSAM, in particular, may use certain techniques, through the use of financial derivative instruments, which may result in both net long and net short exposures in, amongst other things, interest rates, credit and currencies, and other permitted investments as part of its general investment policy, to generate returns and/or for hedging purposes. A "net short" or "net long" position reflects how a particular position is tied economically to changes in interest rates, credit risk valuation or relative valuation of different currencies.

GSAM is expected to invest its segment of the fund mainly in currencies, fixed income securities and financial derivative instruments. Fixed income securities may include, but are not limited to, government bonds, government agency bonds, supranational bonds, asset-backed securities, mortgage-backed securities (including non-agency mortgage-backed securities), corporate bonds (including corporate high yield bonds) and emerging market debt. The fund may engage in derivative transactions including, but not limited to, swaps (including interest rate swaps, credit default swaps and total return swaps), futures contracts, options, foreign currency forward contracts as well as engaging in reverse repurchase agreements, and other transactions involving currency and interest rate hedging, security hedging or

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More information about the funds—PACE Alternative Strategies Investments other strategies to manage risk relating to the fund's investments and to expose the fund to certain markets or securities, and these instruments and transactions may result in leverage.

The fund may hold cash or invest its cash balances at such times and in any instruments deemed appropriate by GSAM, including without limitation cash-equivalents and short-term investments, pending allocation of such capital to one or more investment strategies, in order to meet operational needs, for temporary defensive purposes, to maintain liquidity, to fund anticipated redemptions or expenses of the fund or otherwise in the discretion of GSAM. These investments may include money market instruments and other short-term debt obligations, shares of money market collective investment funds, and repurchase agreements with banks and broker-dealers.

Global Multi-Asset Strategy—Standard Life Investments seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the fund consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. The fund may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

Standard Life Investments manages its strategies dynamically over time, and will actively modify investment strategies and develop new strategies in response to additional research, changing market conditions, or other factors. Strategies utilized seek to deliver returns commensurate with reasonable levels of risk and tangible diversification benefits, while having both sufficient liquidity and capacity to benefit the fund in a significant way. Standard Life Investments pursues a rigorous and robust risk-managed investment process which seeks to mitigate the risks associated with individual strategies that are adopted. Standard Life Investments' pursuit of diversification, as well as returns, in selecting investment strategies is intended to result in lower overall levels of investment market risk than those of a conventional global equity portfolio.

Subject to the restrictions set forth in this prospectus and the related Statement of Additional Information, the fund may hold cash or invest its cash balances in cash equivalents and short-term investments, in order to cover the derivative transactions or otherwise in the discretion of Standard Life Investments. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and permitted repurchase agreements with banks and broker-dealers.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Additional information about investment objectives, principal risks and investment strategies

Additional information about investment objectives

The investment objective of each fund is nonfundamental and may be changed by the board of trustees at any time without shareholder approval.

Additional information about principal risks

The main risks of investing in the funds are described below. As indicated in the table below, not all of these risks are main risks of investing in each fund. The table below summarizes the main risks of investing in each fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE International Fixed Income investments	PACE High Yield Investments	PACE Large Co Value Equity Investments
Aggressive investment risk
Arbitrage trading risk	X
Credit risk	X	X	X	X	X	X
Derivatives risk	X	X	X		X
Equity risk							X
Foreign custody risk					X
Foreign investing risk; foreign currency risk		X	X		X	X	X
Geographic concentration risk
High yield securities ("junk bonds") risk			X			X
Illiquidity risk	X		X	X	X	X
Initial public offerings risk							X
Interest rate risk	X	X	X	X	X	X
Investment company risk
Leverage risk—borrowing
Leverage risk—financial instruments	X		X
Limited capitalization risk							X
Management risk	X	X	X	X	X	X	X
Market risk	X	X	X	X	X	X	X
Municipal securities risk				X
Non-diversification risk		X			X
Portfolio turnover risk	X	X	X
Prepayment risk	X	X	X		X
Real estate industry risk
Real estate investment trust risk
Related securities concentration risk				X
Sector risk
Short sales risk	X
Structured security risk
Swap agreement risk	X		X
US Government securities risk	X	X	X	X	X
Valuation risk						X

	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Aggressive investment risk							X
Arbitrage trading risk							X
Credit risk	X				X		X
Derivatives risk	X			X	X		X
Equity risk	X	X	X	X	X	X	X
Foreign custody risk				X	X	X
Foreign investing risk; foreign currency risk	X	X	X	X	X	X	X
Geographic concentration risk					X
High yield securities ("junk bonds") risk							X
Illiquidity risk						X	X
Initial public offerings risk	X
Interest rate risk	X				X	X	X
Investment company risk				X	X
Leverage risk—borrowing							X
Leverage risk—financial instruments							X
Limited capitalization risk	X	X	X			X	X
Management risk	X	X	X	X	X	X	X
Market risk	X	X	X	X	X	X	X
Municipal securities risk							X
Non-diversification risk						X	X
Portfolio turnover risk			X		X	X	X
Prepayment risk
Real estate industry risk						X
Real estate investment trust risk						X
Related securities concentration risk
Sector risk	X		X			X	X
Short sales risk						X	X
Structured security risk							X
Swap agreement risk							X
US Government securities risk
Valuation risk							X

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Aggressive investment risk. PACE Alternative Strategies Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. An investment advisor may also employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

Arbitrage trading risk. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Credit risk. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the mar-ket believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, a fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of a fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Equity risk. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

Foreign custody risk. A fund investing in foreign securities may hold such securities and cash with foreign banks, agents and securities depositories that are organized recently or new to the foreign custody business. In some countries, foreign banks, agents and securities depositories may be subject to less regulatory oversight. Further, the laws of certain countries may limit a fund's ability to recover its assets if a foreign bank, agent or securities depository enters into bankruptcy. Additionally, custody expenses often

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are more expensive outside the US, which may result in higher operating expenses for a fund. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets.

Foreign investing risk; foreign currency risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

Geographic concentration risk. PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

High yield securities ("junk bonds") risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

Illiquidity risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized US companies, high-yield securities, convertible securities, unrated debt and convertible securities, certain derivatives, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A fund could lose money if it cannot sell securities at the time and price that would be most beneficial to the fund.

Initial public offerings risk. Certain funds may purchase shares issued as part of, or a short period after, a company's initial public offering (IPO), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Interest rate risk. The value of bonds generally can be expected to fall when interest rates rise and to

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rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Interest rate risk is the primary source of risk for US government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

Investment company risk. Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks, including market risk and the risks arising from the investments made by the investment companies. Further, shares of other investment companies are subject to management fees and other expenses of those companies, and a fund indirectly will bear its proportionate share of the expenses of those companies. The purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Leverage risk. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets, through the investment in certain financial instruments or through borrowing money. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, and PACE Alternative Strategies Investments, which uses leverage by investing in certain financial instruments and borrowing money, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration.

Limited capitalization risk. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

Management risk. An investment advisor's judgment about whether securities acquired by a fund will increase or decrease in value may prove to be incorrect. For example, an investment advisor can take long positions in securities with the expectation that they subsequently will outperform the market and short positions in securities with the expectation that they subsequently will underperform the market, but the investment advisor's expectations may not be realized, resulting in losses to a fund.

Further, there is the risk that the investment strategies, techniques and risk analyses employed by an investment advisor, while designed to enhance returns, may not produce the desired results. An investment advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund. Also, in some cases, derivatives or other investments may be unavailable or an investment advisor may choose not to use them under market conditions

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when their use, in hindsight, may be determined to have been beneficial to a fund.

Market risk. The market value of a fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk, sometimes dramatically or unpredictably, may affect a single issuer, industry, section of the economy or geographic region, or it may affect the market as a whole. Volatility of financial markets can expose a fund to greater market risk, possibly resulting in greater illiquidity and valuation risks. Additionally, market conditions, legislative, regulatory, or tax developments may affect the investment techniques available to an investment advisor in connection with managing a fund and may result in increased regulation of a fund or investment and, in turn, may adversely affect the ability of a fund to achieve its investment objective and the fund's performance.

Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity and market risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer's ability to raise revenues through tax or other means, and the bankruptcy of the issuer affecting the rights of municipal securities holders. In particular, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Legislatures also may fail to appropriate funds needed to pay municipal securities obligations. These events can cause the value of the municipal securities held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays.

Lower-rated municipal securities are subject to greater credit and market risk than higher quality municipal securities. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Further, unlike many other types of securities, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, resulting in a relative lack of information about certain issuers of municipal securities.

Non-diversification risk. PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a diversified fund.

Portfolio turnover risk. A fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate generally involves greater expenses to a fund, including brokerage commissions, dealer mark-ups and other transaction costs, and may generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Prepayment risk. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

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Real estate industry risk. PACE Global Real Estate Securities Investments concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry. Investments in the real estate industry that include investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. These risks may be higher if the securities are backed by subprime mortgages.

Real estate investment trust risk. Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well each REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The fund attempts to manage these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

Related securities concentration risk. PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice.

Sector risk. PACE Large Co Growth Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the technology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

Short sales risk. There are certain unique risks associated with the use of short sales strategies. When selling a security short, a fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. A fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required a fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the sale security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold

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short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that a fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. In addition, a fund may incur transaction costs, including interest expenses in connection with opening, maintaining and closing short sales. Government actions also may affect a fund's ability to engage in short selling.

Structured security risk. PACE Alternative Strategies Investments may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Swap agreement risk. A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and (in the case of PACE Government Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments) variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract.

US Government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for securities in a fund's portfolio, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.

Additional risks

Securities lending risk. Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral,

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which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds' lending agent.

Structured security risk. The funds may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that a fund's investment advisor(s) did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities market.

Additional information about investment strategies

Cash reserves; defensive positions. Each fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes when suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS Global AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the US) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new investment advisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

•  PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

•  PACE International Fixed Income Investments may invest in securities of only one country, including the US.

•  PACE International Equity Investments may invest without limit in bonds that are traded in the US and in foreign markets.

Portfolio turnover. Each fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.

Name-linked investment policies. As noted above, most funds have an investment policy of investing at least 80% of their net assets in the type of investment suggested by their names; in most cases, this policy may be changed by the fund's board of trustees ("board") without shareholder approval. However, these funds have also adopted a policy to provide their shareholders with at least 60 days' prior written notice of any change to their 80% investment policy. PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders. PACE Alternative Strategies Investments is not required to adopt an 80% investment policy and has not done so.

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Managing your fund account

Flexible pricing

The funds offer four classes of shares by this prospectus—Class A, Class B, Class C and Class Y, except that PACE Global Real Estate Securities Investments does not offer Class B shares. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest in a fund and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.

Each fund has adopted a Rule 12b-1 plan for its Class A, Class B (as applicable) and Class C shares that allows it to pay service and (for Class B and Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales charge waivers for Class A, Class B and Class C shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" below.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class Y shares, which have lower ongoing expenses.

The Class A sales charges for each fund are described in the following tables.

Class A sales charges. PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, and PACE High Yield Investments.

	Front-end sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over(1)	None	None	May pay up to 1.00(2)

Class A sales charges. PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments.

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	Front-end sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over(1)	None	None	May pay up to 1.00(2)

(1)  A deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals under the funds' Automatic Cash Withdrawal Plan in the first year after purchase of up to 12% of the value of the fund account are not subject to this charge.

(2)  For sales of $1 million or more, UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

Class B shares

The funds have ceased offering Class B shares (with exceptions for existing shareholders for exchanges or reinvesting dividends). New or additional investments into Class B shares, including through an automatic investment plan, are no longer permitted. Existing shareholders of Class B shares of the funds (except PACE Global Real Estate Securities Investments, which has never offered Class B shares) may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares for Class B shares of other series of Family Funds ("Family Funds" include other PACE Select funds, UBS funds and other funds for which UBS Global AM (US) serves as principal underwriter) as permitted by existing exchange privileges. For Class B shares outstanding and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

Class B shares have a deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

	Percentage (based on amount of investment) by which the shares' net asset value is multiplied:
If you sell shares within:	Less than $100,000	$100,000 to $249,999	$250,000 to $499,999	$500,000 to $999,999
1st year since purchase	5%	3%	3%	2%
2nd year since purchase	4%	2%	2%	1%
3rd year since purchase	3%	2%	1%	None
4th year since purchase	2%	1%	None	None
5th year since purchase	2%	None	None	None
6th year since purchase	1%	None	None	None
7th year since purchase	None	None	None	None

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less

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than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000, and after the end of the second year if you purchase at least $500,000 but less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must have made the indicated investment as a single purchase.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

•  First, Class B shares representing reinvested dividends, and

•  Second, Class B shares that you have owned the longest.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets for fixed income funds and 0.75% of average net assets for equity funds, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 distribution and service fees for as long as you own your shares.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% for equity funds and 0.75% for fixed income funds by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A, Class B and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

  1.  Redemptions from any registered mutual fund for which UBS Global AM (US) or any of its affiliates serve as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

  2.  Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

  3.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

  4.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

  5.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory

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services, executing transactions in fund shares, or for otherwise participating in the program.

  6.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

  7.  Insurance company separate accounts.

  8.  Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

  9.  Reinvestment of capital gains distributions and dividends.

  10.  College savings plans organized under Section 529 of the Internal Revenue Code.

Class A, Class B and Class C shares deferred sales charge waivers—The deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares of any UBS Fund;

•  Exchanges between Family Funds, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month;

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans; and

•  Redemptions made for distributions from certain retirement plans (accounts).

Sales charge reductions for Class A shares

Right of accumulation

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C, Class Y and/or Class P shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C, Class Y and/or Class P shares as well as those Class A, Class B, Class C, Class Y and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C, Class Y and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when

1  Please note any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent.

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each purchase is made the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter. Shares purchased through a broker/dealer may be subject to different procedures concerning a Right of Accumulation. Please contact your investment professional for more information.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C, Class Y and/or Class P shares made not more than three months prior to the date that an investor signs a Letter of Intent and in the 13-month period during which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date. Shares purchased through certain broker-dealers may be subject to different terms or procedures concerning Letters of Intent. Please contact your investment professional for more information.

Letter of Intent forms may be obtained from UBS Global AM (US) or from your Financial Advisor. Investors should read the Letter of Intent carefully.

Note on sales charge waivers for Class A, Class B and Class C shares

Additional information concerning sales charge reductions and waivers is available in the funds' SAI. If you think you qualify for any of the sales charge waivers described above, you may need to notify and/or provide certain documentation to UBS Global AM (US) or the funds. You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

Information you may need to provide to UBS Global AM (US) includes:

•  Information or records regarding shares of the funds or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the funds or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any other information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

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For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information on the funds' Automatic Cash Withdrawal Plan, see the SAI or contact your Financial Advisor. Also, information regarding the funds' distribution arrangements and applicable sales charge reductions and waivers is available free of charge on the funds' Web site at http://www.ubs.com/1/e/globalam/Americas/
globalamus/globalamusii/ii_pace.html. The information is presented in a clear and prominent format and you can click on links to see the information.

Class Y shares

Shareholders pay no front-end or deferred sales charges on Class Y shares. Prior to May 25, 2010, UBS Global AM (US), the principal underwriter of the funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after May 25, 2010 in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

The following are eligible to purchase Class Y shares:

•  Shareholders of Class I shares of any UBS fund who held such shares as of the date the shares were redesignated Class Y shares;

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

•  Shareholders who owned Class Y shares of the fund through the PACESM Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the Program;

•  College savings plans organized under Section 529 of the Internal Revenue Code ("IRC"), if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Shareholders who invest a minimum initial amount of $5 million in a fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimum;

•  Foundations, endowments and religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000 in a fund;

•  Employees of UBS Global AM or UBS Global AM (US) as long as the employee establishes an account in his or her name directly at the funds' transfer agent and purchases a minimum initial amount of $50,000;

•  Members of (and nominees to) the Board of Director/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member or nominee in his or her name directly at the fund's transfer agent; and

•  Other investors as approved by the funds' board.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying shares

You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution

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with which UBS Global AM (US) has a dealer agreement or through the funds' transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

•  Buying shares through the transfer agent as described below; or

•  Opening an account by exchanging shares from another Family Fund.

The funds and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge you a processing fee to confirm a purchase. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

Additional compensation to affiliated dealer

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares (except in connection with assets in certain retirement related accounts):

•  0.05% of the value (at the time of sale) of all shares of a fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity fund and 0.075% of the value of shares of a fixed income fund that are held in a UBS Financial Services Inc. account at month-end. For purposes of this paragraph, PACE Alternative Strategies Investments is considered an equity fund.

The foregoing payments are made by UBS Global AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS Global AM (US) or UBS Global AM may pay compensation, out of UBS Global AM's profits and not as an additional charge to a fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a fund, any record keeping or sub-transfer agency fees payable by a fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from UBS Global AM's own resources and not as an additional charge to a fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by UBS Global AM and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the fund to you. You should consult with your Financial Advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

To open an account	$1,000
To add to an account	$100

Each fund may waive or reduce these amounts for:

•  Employees of UBS Global AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

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Selling shares

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities to the extent permitted by law. Additional information is available in the SAI.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

If you purchased shares through the funds' transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500, except for pension plan and retirement accounts. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

Redemption fee

Section applicable to shareholder initiated transactions outside of periodic automatic account rebalancing.

If you sell or exchange any class of shares of any fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable fund, not to UBS Global AM or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee; the redemption fee will not apply to shares of the funds that:

•  are held in certain omnibus accounts of certain financial intermediaries, such as broker-dealers or qualified retirement plans including 401(k), 403(b) or 457 plans or plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a fund are held in omnibus accounts through certain other financial intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the funds' transfer agent or principal underwriter, the redemption fee may be charged on participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

•  are sold due to death or disability of the shareholder; or

•  UBS Global AM, in its sole discretion, deems reasonable, in light of the circumstances.

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Exchanging shares

You may exchange Class A, Class B or Class C shares of the funds, as applicable, for shares of the same class of most other Family Funds which currently offer them. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but you may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date of your original purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the funds' transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in this or any other Family Funds through the funds' transfer agent, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) ("BNY Mellon"), you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check, to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same fund.

Different procedures may apply to investments through the transfer agent by UBS Global AM employees or members of (and nominees to) the Board of Directors/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter.

Transfer of accounts limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement

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with the fund's principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund's transfer agent, BNY Mellon. Please contact your broker or Financial Advisor, for information on how to transfer your shares to the fund's transfer agent. If you transfer your shares to the fund's transfer agent, the fund's principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon.

Should you decide to sell your shares of the fund in lieu of transfer, you will pay a redemption fee or a contingent deferred sales charge if those fees are applicable. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Each fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the US Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Market timing

The interests of each fund's long-term shareholders and each fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force a fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase a fund's transaction costs or administrative costs. These factors may hurt a fund's performance and its shareholders.

In addition, the nature of a fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the fund's portfolio holdings and the reflection of that change in the fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the fund calculates it net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the fund calculates its net asset value. A fund also may be subject to arbitrage market timing because the fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

Each fund's board has adopted the following policies and procedures with respect to market timing that are

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designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. Each fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS Global AM (US) determines to be a market timer. UBS Global AM (US) maintains market timing prevention procedures under which it reviews daily reports from each fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (US) will consider the potential harm of the trading or exchange activity to a fund or its shareholders. If UBS Global AM (US) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (US) will attempt to prohibit the Financial Advisor from making additional purchases of a fund on behalf of its clients.

Shares of a fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with a fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (US) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (US) detects an unusual pattern of trading activity, UBS Global AM (US) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary identify any customer or participant that is engaging in market timing and block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (US) will require the Financial Intermediary to block the particular account or plan from further purchases of fund shares.

While each fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in a fund.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap-fee accounts that have an automatic rebalancing feature and that have been identified to the funds' principal underwriter and transfer agent.

Pricing and valuation

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund calculates its net asset value on days that the NYSE is open. A fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order in good form. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

Each fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff,

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including the review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio's securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the funds' adoption of the use of the practical expedient within ASC Topic 820 which was effective for interim periods effective after December 15, 2009, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to UBS Global AM's Global Valuation Committee the responsibility for making fair value determinations with respect to the funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Each fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that each fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the

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time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global AM, the investment manager of the funds.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, a fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the funds do not calculate their net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities in which the funds invest are traded in markets that close before 4:00 p.m. Eastern Time.

Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the fund's net asset value. However, if any of the funds determine that such developments are so significant that they will materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on a fund's Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

A fund's portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund's shares are priced. Each investment company generally values securities and other instruments in a manner as described in that investment company's prospectus or similar document.

Management

Manager and investment advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation, with offices at One North Wacker Drive, Chicago, IL 60606 and 1285 Avenue of the Americas, New York, NY 10019-6028, is an investment advisor registered with the SEC. As of September 30, 2010, UBS Global AM had approximately $147 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $578 billion in assets under management worldwide as of September 30, 2010. UBS is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

UBS Global AM selects investment advisors for the funds, subject to approval of PACE Select Advisors Trust's ("Trust") board, and reviews the performance of those investment advisors.

The funds operate under an exemptive order from the SEC to permit UBS Global AM, subject to the review and approval of the Trust's board, to select and replace investment advisors and to amend the sub-advisory contracts between UBS Global AM and the investment advisors without obtaining shareholder approval. UBS Global AM may adjust allocations among multiple investment advisors of a fund by up to 5% without board approval.

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Management and administration fees

UBS Global AM is the administrator of the funds. Each fund pays fees to UBS Global AM for management and administrative services. The annual contract rate for management services varies from 0.45% (before breakpoints) to 1.30% of a fund's average daily net assets. The annual contract rate for administrative services is 0.10% of each fund's average daily net assets.

The following table shows the combined annual fee rate for management and administrative services for each fund:

	Combined management and administrative services fee
	Assets under management	Fee
PACE Government Securities Fixed Income Investments	$0 - $250 million	0.650%
	Above $250 million up to $500 million	0.600%
	Above $500 million up to $750 million	0.575%
	Above $750 million up to $1 billion	0.550%
	Above $1 billion	0.525%
PACE Intermediate Fixed Income Investments	$0 - $250 million	0.550%
	Above $250 million up to $500 million	0.500%
	Above $500 million up to $750 million	0.475%
	Above $750 million up to $1 billion	0.450%
	Above $1 billion	0.425%
PACE Strategic Fixed Income Investments	$0 - $250 million	0.650%
	Above $250 million up to $500 million	0.600%
	Above $500 million up to $750 million	0.575%
	Above $750 million up to $1 billion	0.550%
	Above $1 billion	0.525%
PACE Municipal Fixed Income Investments	$0 - $250 million	0.550%
	Above $250 million up to $500 million	0.500%
	Above $500 million up to $750 million	0.475%
	Above $750 million up to $1 billion	0.450%
	Above $1 billion	0.425%
PACE International Fixed Income Investments	$0 - $500 million	0.750%
	Above $500 million up to $1 billion	0.725%
	Above $1 billion	0.700%
PACE High Yield Investments	$0 - $500 million	0.800%
	Above $500 million up to $1 billion	0.750%
	Above $1 billion up to $1.5 billion	0.725%
	Above $1.5 billion up to $2 billion	0.700%
	Above $2 billion	0.675%
PACE Large Co Value Equity Investments	$0 - $250 million	0.800%
	Above $250 million up to $500 million	0.770%
	Above $500 million up to $1 billion	0.730%
	Above $1 billion	0.700%

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	Combined management and administrative services fee
	Assets under management	Fee
PACE Large Co Growth Equity Investments	$0 - $500 million	0.800%
	Above $500 million up to $1 billion	0.775%
	Above $1 billion up to $1.5 billion	0.750%
	Above $1.5 billion up to$2 billion	0.725%
	Above $2 billion	0.700%
PACE Small/Medium Co Value Equity Investments	$0 - $500 million	0.800%
	Above $500 million	0.775%
PACE Small/Medium Co Growth Equity Investments	$0 - $500 million	0.800%
	Above $500 million	0.775%
PACE International Equity Investments	$0 - $500 million	0.900%
	Above $500 million up to $1 billion	0.875%
	Above $1 billion up to $1.5 billion	0.850%
	Above $1.5 billion up to$2 billion	0.825%
	Above $2 billion	0.800%
PACE International Emerging Markets Equity Investments	$0 - $500 million	1.100%
	Above $500 million up to $1 billion	1.075%
	Above $1 billion up to $1.5 billion	1.050%
	Above $1.5 billion up to $2 billion	1.025%
	Above $2 billion	1.000%
PACE Global Real Estate Securities Investments	$0 - $500 million	0.800%
	Above $500 million up to $1 billion	0.750%
	Above $1 billion up to $1.5 billion	0.725%
	Above $1.5 billion up to $2 billion	0.700%
	Above $2 billion	0.675%
PACE Alternative Strategies Investments	$0 - $500 million	1.400%
	Above $500 million up to $1 billion	1.350%
	Above $1 billion up to $1.5 billion	1.300%
	Above $1.5 billion up to $2 billion	1.275%
	Above $2 billion	1.250%

During the fiscal year ended July 31, 2010, the funds paid UBS Global AM at the effective rates shown below. In some cases, UBS Global AM waived all or a portion of its fees or the funds were repaying UBS Global AM for previously reimbursed expenses pursuant to fee waiver/expense reimbursement agreements.

PACE Government Securities Fixed Income Investments	0.51%
PACE Intermediate Fixed Income Investments	0.47%
PACE Strategic Fixed Income Investments	0.55%

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PACE Municipal Fixed Income Investments	0.50%
PACE International Fixed Income Investments	0.63%
PACE High Yield Investments	0.71%
PACE Large Co Value Equity Investments	0.75%
PACE Large Co Growth Equity Investments	0.76%
PACE Small/Medium Co Value Equity Investments	0.72%
PACE Small/Medium Co Growth Equity Investments	0.71%
PACE International Equity Investments	0.89%
PACE International Emerging Markets Equity Investments	1.10%
PACE Global Real Estate Securities Investments	0.11%
PACE Alternative Strategies Investments	1.36%

A discussion regarding the basis for the board's approval of each fund's investment management/advisory agreements is available in the funds' annual report to shareholders for the fiscal year ended July 31, 2010 or the funds' semiannual report succeeding the annual report, if any, to shareholders.

Investment advisors and portfolio managers

Certain information concerning each fund's investment advisor(s) and portfolio managers (those persons who are primarily responsible for the day-to-day management of the fund's portfolio) is set forth below. The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager.

PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") serves as investment advisor for these funds. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. On September 30, 2010, PIMCO had approximately $1.24 trillion in assets under management. PIMCO is one of the largest fixed income management firms in the US.

W. Scott Simon is a Managing Director and a senior member of PIMCO's portfolio management and strategy groups, and head of the mortgage and asset-backed securities teams. He has been primarily responsible for the day-to-day management of PACE Government Securities Fixed Income Investments since January 2003. He joined the firm in 2000 from Bear Stearns & Co. in New York, where he was a senior managing director and co-head of mortgage-backed securities ("MBS") pass-through trading. He also authored The Daily MBS Commentary. Mr. Simon has seven times been named to positions on the Institutional Investor All-America Fixed-Income Research Team, including first place honors in MBS pass-throughs and overall MBS strategies. He has over twenty years of investment experience.

Saumil H. Parikh is an Executive Vice President and generalist portfolio manager of PIMCO. He has been primarily responsible for the day-to-day management of PACE Strategic Fixed Income Investments since June 2009. Prior to joining PIMCO in 2000, he was a US market economist and strategist with UBS Warburg. He has over 12 years of investment experience.

PACE Intermediate Fixed Income Investments. BlackRock Financial Management, Inc. ("BlackRock") serves as investment advisor for PACE Intermediate Fixed Income Investments. BlackRock is located at 55 East 52nd Street, New York, New York 10055. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the US. BlackRock was formed in 1988 and, as of September 30, 2010, had $3.45 trillion in assets under management.

BlackRock uses a team approach in the management of the fund. Matthew Marra and Brian Weinstein have been jointly responsible for the day-to-day management of PACE Intermediate Fixed Income Investments since July 2002 and July 2010, respectively. BlackRock's Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock's risk management analytics to regularly evaluate the composition of the fund. Portfolio teams are responsible for setting the top-down asset allocation framework for portfolio construction

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and investment teams are responsible for bottom-up idea generation, including research, analysis, and security selection. The Fixed Income Team consists of over 140 members within the portfolio teams and investment teams, as well as over 50 credit research analysts and substantial quantitative research analysts.

Brian Weinstein, Managing Director, is a portfolio manager in the Multi-Sector & Mortgages Group within BlackRock Fundamental Fixed Income. He is head of Institutional Multi-Sector Portfolios. Mr. Weinstein is also head of BlackRock's inflation-linked strategies. Mr. Weinstein has held several key roles at BlackRock. Prior to assuming his current role in 2010, he was most recently co-head of the Global Bond team. Following the close of the merger with Merrill Lynch Investment Managers in 2006, Mr. Weinstein spent a year in London leading the integration efforts within the fixed income portfolio management group before returning to New York. He joined BlackRock in 2000 as an Analyst in the Portfolio Analytics Group and became a portfolio manager in 2002.

Matthew Marra, Managing Director, is a portfolio manager in the Multi-Sector & Mortgages Group within BlackRock Fundamental Fixed Income. He is Deputy Head of Retail and Mutual Fund Products and co-head of Mutual Fund Multi-Sector Portfolios. Mr. Marra joined BlackRock's fixed income team in 1997. He began his career at BlackRock in 1995 as an analyst in the Portfolio Analytics Group. Mr. Marra has served on the Barclays Index Advisory Council since 2001.

PACE Municipal Fixed Income Investments. Standish Mellon Asset Management Company LLC ("Standish") serves as investment advisor for PACE Municipal Fixed Income Investments. Standish is located at BNY Mellon Center, 201 Washington St., Boston, Massachusetts 02108. Standish assumed management of the fund on August 1, 2001. Standish's predecessor was founded in 1933 and, as of September 30, 2010, Standish had over $79.1 billion in assets under management. Christine L. Todd is primarily responsible for the day-to-day management of the fund. She has held her fund responsibilities with either Standish or its predecessor since June 1, 2000. Ms. Todd is an executive vice president of Standish and joined Standish's predecessor in 1995.

PACE International Fixed Income Investments. Rogge Global Partners plc ("Rogge Global Partners") serves as the investment advisor for PACE International Fixed Income Investments. Rogge Global Partners is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ, England. Rogge Global Partners was organized in 1984 and specializes in global fixed income management. As of September 30, 2010, it had approximately $42.35 billion in assets under management.

Rogge Global Partners uses a team approach in managing the fund's portfolio. The team is led by Olaf Rogge, the chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his fund responsibilities since the fund's inception in August 1995.

Other members of the team are John Graham, Richard Bell, Adrian James, Malie Conway and Francesc Balcells. These team members have held their fund responsibilities since August 1995 except for Ms. Conway, who has held her responsibilities since August 1998, and Mr. Balcells, who has held his fund responsibilities since July 2010.

Mr. Graham joined Rogge Global Partners in February 1994 and is currently a director, portfolio manager and analyst. Mr. Bell joined Rogge Global Partners in June 1990 and serves as a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director, portfolio manager and analyst.

Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit. She was previously a senior portfolio manager at Rothschild Asset Management managing US, global and short-term mandates.

Mr. Balcells joined Rogge in July 2010 and serves as a portfolio manager and head of emerging markets.

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He was previously a portfolio manager and strategist at Harvard Management Company from 2006 to 2010. From 2002 to 2006, Mr. Balcells worked at the International Monetary Fund ("IMF"), where he was both an economist and worked with IMF program design and implementation.

PACE High Yield Investments. MacKay Shields LLC ("MacKay Shields"), 9 West 57th Street, New York, New York 10019, serves as the fund's investment advisor. As of September 30, 2010, MacKay Shields had approximately $52 billion in assets under management. MacKay Shields was founded in 1938 and advises primarily mutual funds, pension or profit sharing plans, and other pooled investment vehicles. MacKay Shields has served as the fund's investment advisor since its inception.

MacKay Shields utilizes a team approach in all aspects of investment management decision-making and the development of investment policy, and no single portfolio manager is solely responsible for portfolio strategy, allocation and/or portfolio construction. The portfolio managers who are jointly and primarily responsible for the day-to-day management of PACE High Yield Investments are Dan Roberts, Senior Managing Director, who leads the high yield team; Taylor Wagenseil, Managing Director and Co-Head of High Yield Portfolio Management; Michael Kimble, Managing Director and Co-Head of High Yield Portfolio Management; and Lou Cohen, Managing Director and Director of Research.

Messrs. Roberts, Wagenseil, Kimble and Cohen have held their fund responsibilities since its inception. Mr. Roberts joined MacKay Shields in 2004 when the firm acquired the fixed income division of Pareto Partners, where he was the Chief Investment Officer from 2001 and Chief Investment Officer-Fixed Income in 2000. Mr. Kimble joined MacKay Shields in 2004 as Director and Co-Head of High Yield Portfolio Management when MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Wagenseil joined MacKay Shields in 2004 as a Director and Co–Head of High Yield Portfolio Management when MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Cohen joined MacKay Shields as a Director of Research when the firm acquired Pareto Partners in 2004. Mr. Cohen was a Managing Director of Pareto Partners since 2000. Messrs. Roberts, Wagenseil, Kimble and Cohen have been portfolio managers of the fund since its inception.

PACE Large Co Value Equity Investments. Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena") serve as investment advisors for PACE Large Co Value Equity Investments. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2010, ICAP had approximately $16.2 billion in assets under management. ICAP has held its fund responsibilities since July 1, 2000.

The investment decisions for the fund are made through a team approach, with all of the ICAP investments professionals contributing to the process. Jerrold K. Senser and Thomas R. Wenzel are primarily responsible for the day-to-day management of the fund. Messrs. Senser and Wenzel have been managing the portfolio since July 2000.

Jerrold K. Senser is the chief executive officer and chief investment officer of ICAP. Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies.

Thomas R. Wenzel is the executive vice president and director of research and is a senior member of the investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. Mr. Wenzel also leads the firm's investment research efforts with particular emphasis on the financial sector.

Westwood is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, and has been in the investment management business since 1983. As of September 30, 2010, Westwood had approximately $9.9 billion in assets under management. Susan M. Byrne, Chief Investment Officer and Chairman of the Board of Directors of Westwood since 1983, has over 30 years of experience as a securities analyst and portfolio manager. Ms. Byrne has been primarily

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responsible for the day-to-day management of Westwood's share of the fund's assets since July 1, 2000.

Pzena is located at 120 West 45th Street, New York, New York 10036. As of September 30, 2010, Pzena had approximately $14.3 billion in assets under management. Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III are primarily responsible for the day-to-day management of the fund. They have held their fund responsibilities since May 2008.

Mr. Pzena, the founder, Managing Principal and Co-Chief Investment Officer of Pzena, serves as co-portfolio manager on each of Pzena's domestic investment strategies and is a member of Pzena's Executive Committee. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company, which he joined in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991.

Mr. Goetz, a Managing Principal and Co-Chief Investment Officer at Pzena, currently serves as co-portfolio manager on each of Pzena's investment strategies and is a member of Pzena's Executive Committee. He was the Director of Research from 1996 through 2005, responsible for building and training the research team. Prior to joining Pzena in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 15 years, his last as the Global Business Manager for Amoco's $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide.

Mr. DeSpirito is a Principal and Portfolio Manager of the Large Cap Value and Value strategies at Pzena. Prior to joining Pzena in 1996, he was an associate in the corporate department at the Boston-based law firm of Ropes & Gray LLP. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software and wire and cable industries.

PACE Large Co Growth Equity Investments. Marsico Capital Management, LLC ("Marsico"), Wellington Management Company, LLP ("Wellington Management"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury") serve as investment advisors for PACE Large Co Growth Equity Investments.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of September 30, 2010, had approximately $47.2 billion in assets under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Thomas F. Marsico, Chief Investment Officer, A. Douglas Rao, a senior analyst and portfolio manager, and Coralie Witter, a senior analyst and portfolio manager, are the portfolio managers that are primarily responsible for the day-to-day management of Marsico's portion of the fund. Messrs. Marsico and Rao and Ms. Witter have held their fund responsibilities since September 2002, February 2010 and November 2010, respectively. Mr. Marsico has over 25 years of experience as a securities analyst and a portfolio manager. Mr. Rao has 10 years of experience as a securities analyst. Prior to joining Marsico in 2005, Mr. Rao was a Senior Vice President and Financial Services Analyst for U.S. equities for Trust Company of the West for over four years. Ms. Witter has 13 years of experience in the financial services industry, most of which has involved equity research. Prior to joining Marsico in 2004, Ms. Witter spent six years with Goldman, Sachs & Co., where she was a Vice President in Equity Research.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

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As of September 30, 2010, Wellington Management had investment management authority with respect to approximately $599 billion in assets. Wellington Management has served as the fund's investment advisor since June 1, 2007. Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the portion of PACE Large Co Growth Equity Investments allocated to Wellington Management since June 1, 2007. Mr. Shilling joined Wellington Management as an investment professional in 1994.

Delaware is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware is a series of Delaware Management Business Trust, which is an indirect subsidiary of Macquarie Group Limited ("Macquarie"), an Australian bank holding company. Macquarie is located at No. 1 Martin Place, Sydney, New South Wales 2000, Australia. As of September 30, 2010, Delaware and its investment advisory affiliates had more than $148 billion in assets under management. A team is primarily responsible for the management of the portion of the fund managed by Delaware. Located in San Francisco, the portfolio management team, which includes Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen, held its fund responsibilities since December 2007.

Jeffrey S. Van Harte, Senior Vice President and Chief Investment Officer, joined Delaware in April 2005 and is the firm's chief investment officer for the Focus Growth Equity team. Most recently, he was a principal and executive vice president at Transamerica Investment Management (1980 to 2005).

Christopher J. Bonavico, Vice President, Senior Portfolio Manager and Equity Analyst, joined Delaware in April 2005 and is a senior portfolio manager on the firm's Focus Growth Equity team. Previously, he was a principal and portfolio manager at Transamerica Investment Management (1993 to 2005).

Daniel J. Prislin, Vice President, Senior Portfolio Manager and Equity Analyst, joined Delaware in April 2005 as a senior portfolio manager on the firm's Focus Growth Equity team. Previously, he was a principal and portfolio manager at Transamerica Investment Management (1998 to 2005).

Christopher M. Ericksen, Vice President, Portfolio Manager and Equity Analyst, joined Delaware in April 2005 as a portfolio manager on the firm's Focus Growth Equity team. Previously, he was a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs in investment banking and investment management (1994 to 2004).

Roxbury is a Delaware limited liability company located at 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343. Roxbury is a registered investment adviser founded in 1988. Roxbury offers an array of equity strategies across the market capitalization spectrum and provides equity management to a variety of clients including public funds, corporations, endowments, foundations, Taft Hartley plans and individuals. As of September 30, 2010, Roxbury had approximately $952.01 million in assets under management. Roxbury provides various administrative, operational and business services to Mar Vista Investment Partners, LLC ("Mar Vista"), an affiliate of Roxbury that assists with the management of certain of its strategies.

Roxbury uses a team approach in its management of its portion of the fund's assets. Brian L. Massey and Silas A. Myers are the portfolio managers that are primarily responsible for the day-to-day management of the fund's assets allocated to Roxbury. Messrs. Massey and Myers have held their fund responsibilities since May 2010.

Mr. Massey is a portfolio manager. He is an associated and supervised person of Roxbury and is employed by Mar Vista, an affiliate of Roxbury. Prior to joining Mar Vista in 2007, Mr. Massey was employed as a portfolio manager and analyst at Roxbury for 10 years and was also appointed as Roxbury's Director of Research in 2003. Prior to joining Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick's Corporate Financial and Strategic Consulting Group. Mr. Massey has more than 19 years of investment experience.

Mr. Myers is a portfolio manger. He is an associated and supervised person of Roxbury and is employed by Mar Vista, an affiliate of Roxbury. Prior to joining Mar Vista in 2007, Mr. Myers was employed as a

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portfolio manager and analyst at Roxbury for seven years. Prior to joining Roxbury, he was an equity analyst and product specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. Mr. Myers has more than 20 years of investment experience.

PACE Small/Medium Co Value Equity Investments. Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Systematic Financial Management, L.P. ("Systematic") serve as investment advisors for PACE Small/Medium Co Value Equity Investments. Buckhead is located at 3330 Cumberland Boulevard, Suite 650, Atlanta, Georgia 30339. Buckhead, an investment advisor founded in 1994, had approximately $1.18 billion in assets under management as of September 30, 2010. Buckhead uses a team approach comprised of portfolio managers and analysts. Matthew D. Reams and David S. Griffin are the portfolio managers primarily responsible for the day-to-day management of the fund's assets allocated to Buckhead. They have held their responsibilities advising the fund since May 2009. Mr. Reams joined Buckhead in 1999. Previously, he was a portfolio manager at Montag & Caldwell Investment Counsel, an investment consultant for a national consulting firm, and an equity analyst for a Midwest investment counseling firm. Mr. Griffin joined Buckhead in 2003. Previously, he was a partner and portfolio manager with Invesco Capital Management, and a defined benefits and defined contributions benefits manager for Genesco, Inc.

MetWest Capital is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. MetWest Capital is an investment manager with approximately $15.95 billion in assets under management as of September 30, 2010. MetWest Capital was founded in 1997 and has held its investment management responsibilities for the fund since October 2005. Samir Sikka has served as a portfolio manager to the fund since February 2007. From July 2006 to February 2007, Mr. Sikka was a senior analyst for the MetWest Capital team managing the fund, and he served as Senior Vice President and Senior Analyst of Trust Company of the West from April 1999 to February 2006. He has over 13 years of industry experience.

Systematic is located at 300 Frank W. Burr Boulevard, Glenpointe E. Teaneck, New Jersey 07666. Systematic, an investment advisor founded in 1982, has approximately $8.01 billion in assets under management as of September 30, 2010. Ronald M. Mushock and D. Kevin McCreesh are primarily responsible for the day-to-day management of the fund's assets allocated to Systematic. They have held their responsibilities advising the fund since May 2009. Mr. Mushock has been the lead portfolio manager for all of Systematic's mid cap portfolios since their inception in 2000 and all of Systematic's small/mid cap portfolios since their inception in 2002. He became a partner at Systematic in 2005. Mr. McCreesh, Partner, has been the Chief Investment Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for all of Systematic's large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996.

PACE Small/Medium Co Growth Equity Investments. Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade") and Riverbridge Partners, LLC ("Riverbridge") serve as investment advisors for PACE Small/Medium Co Growth Equity Investments. Copper Rock is located at 200 Clarendon Street, Boston, Massachusetts 02116. Copper Rock was founded and has been managing funds since 2005 and has held its investment management responsibilities for the fund since March 1, 2007. As of September 30, 2010, Copper Rock had over $1.6 billion in assets under management.

Tucker Walsh is responsible for the day-to-day management of Copper Rock's portion of the fund's assets. He has been the primary portfolio manager since March 2007. Mr. Walsh is the founder and Chief Executive Officer of Copper Rock. Prior to founding Copper Rock in 2005, Mr. Walsh worked for State Street Research from 1997 to 2005 and served as Managing Director and Head of the Small Cap Growth team beginning in 1999. Prior to that, he was an Equity Analyst at Chilton Investment

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Company, Merrill Lynch and SG Cowen Asset Management. Mr. Walsh leads a team of eight other investment professionals, two of whom are dedicated senior traders.

Palisade is located at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024. Palisade is an investment advisor with approximately $3.1 billion in assets under management as of September 30, 2010. The Small/Smid Growth Equity investment team joined Palisade in 2009 from AG Asset Management LLC. The team originated its investment strategy at Warburg Pincus in 1989 and continued its same investment process when that firm was merged into Credit Suisse Asset Management in 1999. The Growth Equity team averages more than 16 years of experience, has worked together an average of 9 years, and is currently responsible for approximately $727 million in three strategies: small/medium cap growth, small cap growth, and mid-cap growth. Sammy Oh, who has been a portfolio manager of the fund since October 2005, is primarily responsible for the day-to-day management of the fund's assets allocated to Palisade and leads the six-person investment team managing these strategies.

Sammy Oh is a senior portfolio manager and analyst specializing in small and smid cap growth US equity portfolios. He was previously with AG Asset Management LLC from 2004-2009. Prior to 2004, he was a managing director at Credit Suisse Asset Management.

Palisade employs a team approach. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process. As senior portfolio manager, Sammy Oh has final decision making responsibility and is responsible for implementing the team's investment decisions. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process.

Riverbridge is located at 801 Nicollet Mall, Suite 600, Minneapolis, Minnesota 55402. Riverbridge is an investment manager with approximately $2.11 billion in assets under management as of September 30, 2010. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range. The firm is 100% employee owned. Mark Thompson leads a four-person investment team, all of whom are equity owners in the firm. Mark Thompson is the Chief Investment Officer and has been in charge of the day-to-day management of Riverbridge's portion of the fund's assets since October 2005. He co-founded Riverbridge Partners in July 1987.

PACE International Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") serve as investment advisors for PACE International Equity Investments. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2010, Mondrian managed over $68.45 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.

Mondrian utilizes a team approach to investment management. Portfolio managers and analysts are responsible for research in the areas and sectors they cover. Portfolio manager and analysts bring security buy and sell recommendations from their regions and sectors to the International Equity Forum and the Equity Strategy Committee to either be added or dropped from the Mondrian approved buy list. The Equity Strategy Committee is responsible for directing the fund's investment decisions.

A team of individuals, currently including Elizabeth A. Desmond, Nigel G. May, and Emma R.E. Lewis, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Ms. Desmond joined Mondrian in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for the Pacific region. Ms. Desmond is chief investment officer of international equities and leads the strategy committee responsible for setting investment policy for Mondrian's international equity portfolios. Ms. Desmond has served as a portfolio manager for

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the fund since July 2009. Mr. May also joined Mondrian in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He has served as a portfolio manager for the fund since 2004. He is currently Deputy Chief Executive Officer. Ms. Lewis joined Mondrian in 1995 and is currently a senior portfolio manager. She has served as a portfolio manager for the fund since 2004.

J.P. Morgan is located at 245 Park Avenue, New York, New York 10167 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2010, J.P. Morgan and its affiliates had over $1.2 trillion in assets under management.

Beltran Lastra and Jaco Venter are jointly and primarily responsible for the day-to-day management of the International REI segment of the fund managed by J.P. Morgan. An employee since 1996, Mr. Lastra is head of International Structured Equity at J.P. Morgan and has served as portfolio manager of the fund since April 2004. Mr. Venter joined the firm in 1999 as a quantitative research analyst and has served as a portfolio manager of the fund since December 2004.

Jeroen Huysinga is primarily responsible for the day-to-day management of the EAFE Opportunities segment of the fund managed by J.P. Morgan. Mr. Huysinga is a Managing Director and a portfolio manager in the Global Equities Team. An employee since 1997, Mr. Huysinga previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, Mr. Huysinga held positions with the British Steel pension fund as a UK analyst and a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Mr. Huysinga has served as a portfolio manager of the fund since November 2010.

Martin Currie is located at Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES, Scotland, United Kingdom. Founded in 1881, Chief investment officer James Fairweather is the product manager for the company's EAFE (i.e., Europe, Australasia and the Far East) portfolios. James Fairweather joined Martin Currie in 1984 and has served as the fund's portfolio manager since 1995. His role reflects the importance of international accounts to Martin Currie's business. As of September 30, 2010, Martin Currie and its affiliates had $17.3 billion in assets under management.

PACE International Emerging Markets Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), Gartmore Global Partners ("GGP"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") serve as investment advisors for PACE International Emerging Markets Equity Investments. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2010, Mondrian managed over $68.45 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.

Mondrian utilizes a team approach to investment management. Currently there are seven portfolio managers on the dedicated emerging markets team. Four other investment professionals directly contribute as analysts to the team on a regular basis. The team conducts its own research, while also drawing on the research resources of the firm's other investment professionals, particularly in the Pacific Basin.

All portfolio managers have research specialties and are responsible for supplying research for the countries they cover. In order to obtain a broader knowledge of global markets, portfolio managers/analysts are assigned primary and secondary coverage responsibilities across a variety of regions. The members of the team rely on each other's expertise when constructing a portfolio. Initially, the individual responsible for a particular market or area will conduct extensive fundamental research. This portfolio manager/analyst will liaise with his or her back-up in this market or area, employing fundamental analysis

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based on international economic and political studies, currency evaluations and business cycle analyses. Mondrian's market analysis and stock selection relies on thorough in-house research of current and prospective holdings, including on-site visits with policy makers and company management. To gain additional perspective and check for consistency regarding their research, he or she will then conduct discussions with senior portfolio managers. Finally, the portfolio manager/analyst will present the results for discussion in the Emerging Markets Strategy Committee, which is responsible for directing the fund's investment decisions.

A team of individuals, currently including Robert Akester, Ginny Chong and Gregory Halton, is jointly and primarily responsible for making the day-to-day investment decisions for the fund.

Mr. Akester joined Mondrian in 1996, assuming portfolio management responsibilities as well as sharing analytical responsibilities for international equities. He has served as a portfolio manager for the fund since 2004 and is currently a senior portfolio manager.

Ms. Chong joined Mondrian in 2000 and has served as a senior portfolio manager for the fund since 2004.

Mr. Halton joined Mondrian in 2004 and has served as a portfolio manager for the fund since July 2006.

GGP is located at 8 Fenchurch Place, London EC3M 4PB, United Kingdom. GGP offers international investment capabilities on behalf of Gartmore Investment Management Ltd. ("Gartmore") to the US institutional marketplace. Gartmore is ultimately owned 100% by Gartmore Group Limited, a Cayman incorporated company listed on the London Stock Exchange. GGP is the US business division and a wholly owned subsidiary of Gartmore. Gartmore has $32.65 billion in net assets under management as of September 30, 2010.

GGP takes a team approach to portfolio construction allowing investors to benefit from the skills of the entire team. Christopher Palmer is the portfolio manager primarily responsible for the day-to-day management of the fund. He has managed the fund since June 2006 and also previously managed the fund from August 2002 to July 2003. Mr. Palmer is head of the Global Emerging Markets Team.

Mr. Palmer joined GGP in 1995 as an Investment Manager in the Pacific & Emerging Markets Equity Team. Prior to joining GGP, Mr. Palmer was with Bear Stearns & Co. Inc., where he was a senior counterparty credit risk officer with extensive responsibilities for hedge fund counterparty risk.

Delaware is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware is a series of Delaware Management Business Trust, which is an indirect subsidiary of Macquarie Group Limited ("Macquarie"), an Australian bank holding company. Macquarie is located at No.1 Martin Place, Sydney, New South Wales 2000, Australia. As of September 30, 2010, Delaware and its investment advisory affiliates had more than $148 billion in assets under management.

Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer—Emerging Markets and Healthcare, has served as portfolio manager of Delaware's portion of the fund since November 2010. Mr. Chen joined Delaware in September 2006 and is the firm's chief investment officer for the Global Emerging Markets Equity team. Mr. Chen heads Delaware's Global Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in October 2007. Prior to joining Delaware in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. Mr. Chen co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund's sole manager in 2001. Mr. Chen also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales,

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marketing, and business development for major American and European pharmaceutical and medical device companies.

Pzena is located at 120 West 45th Street, 20th Floor, New York, New York 10036. As of September 30, 2010, Pzena had approximately $14.3 billion in assets under management. John P. Goetz, Caroline Cai and Allison Fisch are primarily responsible for the day-to-day management of the fund, and have served as portfolio managers of the fund since November 2010.

Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena. He was the Director of Research from 1996 through 2005, responsible for building and training the research team. He currently serves as co-portfolio manager on each of the firm's investment strategies and is a member of the firm's Executive Committee. Prior to joining Pzena in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, his last as the Global Business Manager for Amoco's $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide.

Ms. Cai, CFA, is a Principal and Portfolio Manager of EAFE, European, Emerging Markets and Global Value at Pzena. Prior to joining Pzena in 2004, Ms. Cai was a Senior Analyst at AllianceBernstein LLP. Previously, Ms. Cai was a Business Analyst at McKinsey & Company.

Ms. Fisch is a Principal, Portfolio Manager of Emerging Markets Value, and Senior Research Analyst at Pzena. Prior to joining Pzena in 2001, Ms. Fisch was a Business Analyst at McKinsey & Company.

PACE Global Real Estate Securities Investments. ING Clarion Real Estate Securities, LLC ("ING CRES") and Brookfield Investment Management Inc. ("Brookfield") serve as the investment advisors for PACE Global Real Estate Securities Investments.

ING CRES is located at 201 King of Prussia Road, Radnor, Pennsylvania 19087. As of September 30, 2010, ING CRES had approximately $18.9 billion in assets under management. ING CRES primarily advises mutual funds, pension plans, corporations, governments, financial institutions, endowments and foundations.

ING CRES uses a team approach in its investment management decisions. ING CRES' portfolio management team includes seven professionals globally, led by T. Ritson Ferguson, the firm's chief investment officer. Mr. Ferguson, along with Steven D. Burton and Joseph P. Smith, are primarily responsible for the day-to-day management of the fund's assets allocated to ING CRES. They have served as portfolio managers for the fund since November 2009.

Mr. Ferguson has served as chief investment officer of ING CRES and its predecessor firm since 1991. He has 24 years of real estate investment experience.

Mr. Burton, managing director and portfolio manager, joined ING CRES in 1995. He is a senior member of the ING CRES portfolio management team, having 26 years of investment experience.

Mr. Smith, managing director and portfolio manager, joined ING CRES in 1997. He is a senior member of the ING CRES portfolio management team, having 20 years of investment experience.

Brookfield is located at Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010. As of September 30, 2010, Brookfield and its affiliates had approximately $23.34 billion in assets under management. Brookfield specializes in managing global REITs on behalf of clients in Asia, Australia, Europe and North America. Jason Baine, Brett Ward and Bernhard Krieg are primarily responsible for the day-to-day management of the fund's assets allocated to Brookfield. They have served as portfolio managers for the fund since November 2009.

Mr. Baine, global portfolio manager, has 13 years of investment management experience in the real estate securities area, including portfolio management for institutional accounts. Mr. Ward, global portfolio manager, has 16 years of investment

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management experience. Mr. Baine and Mr. Ward have been with Brookfield and its affiliates since 2001. Mr. Krieg, global portfolio manager, joined Brookfield in April 2006. Mr. Krieg was previously a senior vice president and senior analyst for Haven Funds, a real estate securities hedge fund. Prior to this, he was a vice president and senior analyst at Security Capital Research and Management.

PACE Alternative Strategies Investments. Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM"), First Quadrant, L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") serve as investment advisors for PACE Alternative Strategies Investments.

Analytic Investors has offices at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. As of September 30, 2010, Analytic Investors had approximately $7.03 billion in assets under management. Analytic Investors was founded in 1970 and has served as an investment advisor to the fund since its inception.

Analytic Investors utilizes a team portfolio management approach. A team of investment professionals at Analytic Investors serve as the fund's portfolio managers and share primary responsibility for the day-to-day portfolio management of Analytic Investors' portion of the fund. Dennis Bein oversees the team regarding the management of the fund. David Krider serves as lead portfolio manager for global equity strategies effective August 1, 2006. Harindra de Silva heads the research efforts for the team.

Dennis Bein, Chief Investment Officer and a portfolio manager, joined Analytic Investors in 1995 and has 20 years of industry experience. David Krider, portfolio manager, joined Analytic Investors in June 2005 and has 8 years of industry experience. Prior to joining the firm, Mr. Krider was founder and Chief Technology Officer (1996-2005) of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a research associate at First Quadrant before leaving to start his own firm. Harindra de Silva, President and portfolio manager, joined Analytic Investors in 1995, and has 23 years of industry experience. Each portfolio manager has held fund responsibilities since the fund's inception.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2010, Wellington Management had investment management authority with respect to approximately $599 billion in assets. Wellington Management has served as one of the fund's investment advisors since its inception.

Wellington Management uses a team approach in its investment management decisions. Rick A. Wurster and Stephen A. Gorman are primarily responsible for the day-to-day management of the portion of the fund allocated to Wellington Management.

Mr. Wurster, CFA, Vice President and Asset Allocation Portfolio Manager of Wellington Management, is a portfolio manager for the fund. Mr. Wurster joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Wurster was an investment professional with McKinsey & Company (2000-2006). Mr. Wurster has served as portfolio manager for the fund since November 2010.

Mr. Gorman, CFA, Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager of Wellington Management, is involved in portfolio management and securities analysis for the fund. Mr. Gorman joined Wellington Management as an investment professional in 2008. Prior to joining Wellington Management, Mr. Gorman was an investment professional with 2100 Capital Group (2004-2008). Mr. Gorman has

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been involved in portfolio management and securities analysis for the fund since November 2010.

GSAM is located at 200 West Street, New York, New York 10282. As of June 30, 2010, GSAM, including its investment advisory affiliates, had approximately $677 billion in assets under management. GSAM primarily advises mutual funds, pension plans, corporations, governments, financial institutions, endowments and foundations. GSAM has served as an investment advisor to the fund since September 2007.

GSAM uses a team approach in its investment management decisions. Jonathan Beinner and Michael Swell, the primary portfolio managers for the GSAM segment of the fund, are jointly and primarily responsible for the day-to-day management of that segment. Messrs. Beinner and Swell have managed the fund since September 2007 and April 2009, respectively. While GSAM is ultimately responsible for managing its segment of the fund, it is also able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain fund securities.

Jonathan Beinner is the chief investment officer and co-head of the Global Fixed Income and Liquidity Management team in GSAM. He is a member of the Investment Management Division's Operating Committee. Mr. Beinner joined GSAM in 1990 and is responsible for fixed income assets, including multi-sector portfolios, single-sector portfolios and fixed income hedge funds. Mr. Beinner also manages money market assets. He was named managing director in 1997 and partner in 2004.

Michael Swell is the co-head of Global Lead Portfolio Management within the Global Fixed Income team in GSAM. In this role, he is responsible for co-leading the global team of portfolio managers that oversee multi-sector portfolios. Previously, Mr. Swell was a senior portfolio manager and co-head of the US Fixed Income group. He joined GSAM in 2007 as a managing director and head of Structured Products. Prior to joining the firm, Mr. Swell was a senior managing director in charge of Friedman, Billings & Ramsey's Fixed Income Sales & Trading Division (2005-2007).

First Quadrant is located at 800 East Colorado Blvd., Suite 900, Pasadena, California 91101. As of September 30, 2010, First Quadrant had approximately $17.42 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant and its joint venture partners, but only wherein First Quadrant has full investment discretion over the portfolios. First Quadrant is a quantitative investment management boutique founded in 1988 and has served as an investment advisor to the fund since April 2009.

As a quantitative manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Ken Ferguson, Dori Levanoni and Chuck Fannin are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant, and have served as portfolio managers of the fund since April 2009.

Ken Ferguson is one of two First Quadrant partners co-heading the firm's global macro strategy research function. He is involved in all aspects of product development: portfolio model building, investment risk measurement, investment risk allocation, and portfolio optimization. On joining First Quadrant in 1994, Mr. Ferguson was initially focused on tactical asset allocation, currency, and global macro strategies.

Dori Levanoni is the second First Quadrant partner co-heading the firm's global macro research function. He also is involved in all aspects of product development: portfolio model building, investment risk measurement, investment risk allocation, and portfolio optimization. Upon joining the investment research team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of currency products.

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Chuck Fannin is a senior member of First Quadrant's derivatives trading program and oversees the global options-based strategies. Prior to joining First Quadrant in 2008, Mr. Fannin was a partner at a start-up firm from 2005 to 2007. Mr. Fannin was a vice president at CastleArk Management, an investment management firm, from 2001 to 2004.

Standard Life Investments' head office is located at 1 George Street, Edinburgh, Scotland, UK, EH2 2LL, and its U.S. office is located at One Beacon Street, 34th Floor, Boston, Massachusetts 02108. As of September 30, 2010, Standard Life Investments had approximately US$242.3 billion in assets under management. Standard Life Investments' sole business is asset management. Standard Life Investments manages assets on behalf of the Standard Life Group and a wide range of third party clients through a variety of investment vehicles. Standard Life Investments offers discretionary asset management services across a broad range of asset classes, delivered via a variety of product structures.

Standard Life Investments uses a team approach in its investment management decisions. The investment team is led by Guy Stern. Guy Stern and David Millar are primarily responsible for the day-to-day management of Standard Life Investments' portion of the fund. They have served as portfolio managers of the fund since August 2010.

Guy Stern, Investment Director—Multi-Asset Investing, joined Standard Life Investments in 2008. From 2002 to 2008, Mr. Stern held the position of Chief Investment Officer at Credit Suisse Asset Management. Mr. Stern has 27 years of investment industry experience, and has specific expertise in managing multi-asset solutions.

David Millar, Investment Director—Multi-Asset Investing, joined Standard Life Investments in January 2008. Prior to joining Standard Life Investments, Mr. Millar was Head of Bond Strategy and Chair of the Bond Policy Group at Scottish Widows Investment Partnership ("SWIP"). Mr. Millar joined SWIP as a fixed interest fund manager in 1995 and was appointed Deputy Head of Bonds in December 2003. Mr. Millar began his career at Scottish Widows in 1989, qualifying as an actuary in 1992.

Other information

The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate.

Dividends and taxes

Dividends

PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

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You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund's transfer agent if you invested in the funds through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

Taxes

PACE Municipal Fixed Income Investments seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares for shares of another fund the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

Distributions of short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed as long-term capital gains. Your fund will tell you annually how you should treat its dividends for tax purposes.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 28% (currently scheduled to increase to 31% after 2010) of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds' SAI.

Disclosure of portfolio holdings

Each equity series of the Trust will generally post on UBS Global AM's Web site at http://www.ubs.com/globalam, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar-quarter end, 25 days after the end of the calendar quarter.

Each fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's complete

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schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund's Forms N-Q and Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. Each fund's Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568. Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.

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Financial highlights

The following financial highlights tables are intended to help you understand each fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

PACE Government Securities Fixed Income Investments

	Class A
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.36	$12.87	$12.72	$12.71	$13.20
Net investment income	0.41 (1)	0.57 (1)	0.56 (1)	0.57 (1)	0.51
Net realized and unrealized gains (losses)	0.86	0.56	0.15	0.00 (2)	(0.31)
Net increase from operations	1.27	1.13	0.71	0.57	0.20
Dividends from net investment income	(0.46)	(0.64)	(0.56)	(0.56)	(0.53)
Distributions from net realized gains	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.92)	(0.64)	(0.56)	(0.56)	(0.69)
Net asset value, end of year	$13.71	$13.36	$12.87	$12.72	$12.71
Total investment return(3)	9.92%	9.09%	5.53%	4.52%	1.61%
Ratios/supplemental data:
Net assets, end of year (000's)	$92,416	$90,386	$91,614	$99,378	$114,663
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.02%	1.02%	1.07%	1.12%	1.11%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.08%	1.07%	1.12%	1.13%	1.17%
Net investment income to average net assets	3.06%	4.41%	4.30%	4.40%	3.97%
Portfolio turnover	1,065%	877%	588%	495%	575%

	Class B
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.36	$12.87	$12.73	$12.72	$13.20
Net investment income	0.30 (1)	0.46 (1)	0.45 (1)	0.46 (1)	0.40
Net realized and unrealized gains (losses)	0.87	0.56	0.15	0.01	(0.29)
Net increase from operations	1.17	1.02	0.60	0.47	0.11
Dividends from net investment income	(0.36)	(0.53)	(0.46)	(0.46)	(0.43)
Distributions from net realized gains	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.82)	(0.53)	(0.46)	(0.46)	(0.59)
Net asset value, end of year	$13.71	$13.36	$12.87	$12.73	$12.72
Total investment return(3)	9.12%	8.16%	4.72%	3.73%	0.92%
Ratios/supplemental data:
Net assets, end of year (000's)	$157	$173	$769	$1,617	$2,776
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.77%	1.77%	1.82%	1.87%	1.86%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.91%	1.86%	1.89%	1.88%	1.93%
Net investment income to average net assets	2.29%	3.70%	3.55%	3.64%	3.20%
Portfolio turnover	1,065%	877%	588%	495%	575%

(1)  Calculated using the average shares method.
(2)  Amount represents less than $0.005 per share.
(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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	Class C
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.37	$12.88	$12.73	$12.72	$13.21
Net investment income	0.35 (1)	0.51 (1)	0.50 (1)	0.50 (1)	0.45
Net realized and unrealized gains (losses)	0.85	0.55	0.14	0.01	(0.32)
Net increase from operations	1.20	1.06	0.64	0.51	0.13
Dividends from net investment income	(0.39)	(0.57)	(0.49)	(0.50)	(0.46)
Distributions from net realized gains	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.85)	(0.57)	(0.49)	(0.50)	(0.62)
Net asset value, end of year	$13.72	$13.37	$12.88	$12.73	$12.72
Total investment return(3)	9.37%	8.45%	5.06%	4.00%	1.09%
Ratios/supplemental data:
Net assets, end of year (000's)	$24,394	$24,477	$24,536	$26,449	$30,338
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.52%	1.52%	1.57%	1.62%	1.62%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.61%	1.63%	1.68%	1.70%	1.75%
Net investment income to average net assets	2.56%	3.90%	3.80%	3.90%	3.45%
Portfolio turnover	1,065%	877%	588%	495%	575%

	Class Y
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.36	$12.87	$12.73	$12.72	$13.20
Net investment income	0.44 (1)	0.61 (1)	0.59 (1)	0.61 (1)	0.55
Net realized and unrealized gains (losses)	0.86	0.55	0.15	0.00 (2)	(0.30)
Net increase from operations	1.30	1.16	0.74	0.61	0.25
Dividends from net investment income	(0.49)	(0.67)	(0.60)	(0.60)	(0.57)
Distributions from net realized gains	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.95)	(0.67)	(0.60)	(0.60)	(0.73)
Net asset value, end of year	$13.71	$13.36	$12.87	$12.73	$12.72
Total investment return(3)	10.20%	9.29%	5.86%	4.87%	1.97%
Ratios/supplemental data:
Net assets, end of year (000's)	$49,486	$39,199	$25,669	$13,658	$8,460
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.77%	0.77%	0.82%	0.79%	0.81%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.89%	0.92%	0.90%	0.79%	0.84%
Net investment income to average net assets	3.29%	4.65%	4.56%	4.74%	4.27%
Portfolio turnover	1,065%	877%	588%	495%	575%

UBS Global Asset Management
139

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2010		2009	2008	2007	2006
Net asset value, beginning of year	$11.58		$11.51	$11.39	$11.27	$11.44
Net investment income(1)	0.34		0.44	0.48	0.43	0.38
Net realized and unrealized gains (losses)	0.49		0.08	0.12	0.12	(0.17)
Net increase from operations	0.83		0.52	0.60	0.55	0.21
Dividends from net investment income	(0.39)		(0.45)	(0.48)	(0.43)	(0.38)
Net asset value, end of year	$12.02		$11.58	$11.51	$11.39	$11.27
Total investment return(2)	7.24%		4.88%	5.26%	4.96%	1.90%
Ratios/supplemental data:
Net assets, end of year (000's)	$42,905		$45,165	$46,257	$51,800	$59,884
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.93	%(3)	0.93%	0.93%	1.05%	1.06%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.00	%(3)	1.02%	1.05%	1.08%	1.10%
Net investment income to average net assets	2.93%		3.97%	4.10%	3.81%	3.36%
Portfolio turnover	974%		512%	387%	255%	349%

	Class B
	Years ended July 31,
	2010		2009	2008	2007	2006
Net asset value, beginning of year	$11.60		$11.53	$11.41	$11.29	$11.46
Net investment income(1)	0.25		0.36	0.38	0.34	0.28
Net realized and unrealized gains (losses)	0.50		0.08	0.13	0.13	(0.15)
Net increase from operations	0.75		0.44	0.51	0.47	0.13
Dividends from net investment income	(0.31)		(0.37)	(0.39)	(0.35)	(0.30)
Net asset value, end of year	$12.04		$11.60	$11.53	$11.41	$11.29
Total investment return(2)	6.43%		4.08%	4.45%	4.18%	1.13%
Ratios/supplemental data:
Net assets, end of year (000's)	$157		$155	$166	$324	$637
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.68	%(3)	1.68%	1.68%	1.80%	1.80%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.82	%(3)	1.82%	1.91%	1.84%	1.89%
Net investment income to average net assets	2.18%		3.23%	3.35%	3.04%	2.56%
Portfolio turnover	974%		512%	387%	255%	349%

(1)  Calculated using the average shares method.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(3)  Includes interest expense representing less than 0.005%.
(4)  During the year ended July 31, 2009, UBS Global Asset Management (Americas) Inc. reimbursed a portion of its ordinary operating expenses. The ratios net and before fee waivers and/or expense reimbursements are the same since the reimbursement represents less than 0.01%.
(5)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

UBS Global Asset Management
140

	Class C
	Years ended July 31,
	2010		2009	2008	2007	2006
Net asset value, beginning of year	$11.59		$11.52	$11.40	$11.28	$11.46
Net investment income(1)	0.29		0.38	0.42	0.38	0.32
Net realized and unrealized gains (losses)	0.48		0.09	0.12	0.11	(0.17)
Net increase from operations	0.77		0.47	0.54	0.49	0.15
Dividends from net investment income	(0.33)		(0.40)	(0.42)	(0.37)	(0.33)
Net asset value, end of year	$12.03		$11.59	$11.52	$11.40	$11.28
Total investment return(2)	6.70%		4.36%	4.72%	4.43%	1.30%
Ratios/supplemental data:
Net assets, end of year (000's)	$4,646		$5,185	$3,992	$4,116	$5,301
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.43	%(3)	1.43%	1.43%	1.55%	1.55%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.50	%(3)	1.53%	1.57%	1.57%	1.59%
Net investment income to average net assets	2.43%		3.43%	3.60%	3.31%	2.86%
Portfolio turnover	974%		512%	387%	255%	349%

	Class Y
	Years ended July 31,
	2010		2009		2008	2007		2006
Net asset value, beginning of year	$11.59		$11.51		$11.39	$11.28		$11.45
Net investment income(1)	0.38		0.47		0.51	0.47		0.41
Net realized and unrealized gains (losses)	0.48		0.09		0.11	0.10		(0.17)
Net increase from operations	0.86		0.56		0.62	0.57		0.24
Dividends from net investment income	(0.43)		(0.48)		(0.50)	(0.46)		(0.41)
Net asset value, end of year	$12.02		$11.59		$11.51	$11.39		$11.28
Total investment return(2)	7.53%		5.15%		5.52%	5.17%		2.17%
Ratios/supplemental data:
Net assets, end of year (000's)	$1,997		$2,313		$1,359	$1,249		$1,074
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.68	%(3)	0.68	%(4)	0.68%	0.80	%(5)	0.80%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.74	%(3)	0.68%		0.76%	0.80%		0.83%
Net investment income to average net assets	3.19%		4.17%		4.34%	4.07%		3.63%
Portfolio turnover	974%		512%		387%	255%		349%

UBS Global Asset Management
141

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2010	2009	2008	2007		2006
Net asset value, beginning of year	$13.09	$13.75	$13.25	$13.26		$13.89
Net investment income(1)	0.47	0.60	0.61	0.56		0.60
Net realized and unrealized gains (losses)	1.60	0.39	0.51	0.00	(2)	(0.59)
Net increase (decrease) from operations	2.07	0.99	1.12	0.56		0.01
Dividends from net investment income	(0.58)	(0.73)	(0.62)	(0.55)		(0.62)
Distributions from net realized gains	(0.02)	(0.92)	—	—		—
Returns of capital	—	—	—	(0.02)		(0.02)
Total dividends, distributions and returns of capital	(0.60)	(1.65)	(0.62)	(0.57)		(0.64)
Net asset value, end of year	$14.56	$13.09	$13.75	$13.25		$13.26
Total investment return(3)	16.09%	8.31%	8.42%	4.32%		0.06%
Ratios/supplemental data:
Net assets, end of year (000's)	$45,499	$33,293	$27,180	$21,711		$20,735
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.06%	1.07%	1.06%	1.15	%(4)	1.20	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	1.09%	1.10%	1.13%	1.15%		1.20%
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.06%	1.06%	1.06%	1.15	%(4)	1.20	%(4)
Net investment income to average net assets	3.36%	4.75%	4.40%	4.17%		4.46%
Portfolio turnover	239%	178%	236%	188%		196%

	Class B
	Years ended July 31,
	2010	2009	2008	2007		2006
Net asset value, beginning of year	$13.08	$13.75	$13.25	$13.26		$13.88
Net investment income(1)	0.36	0.49	0.48	0.44		0.48
Net realized and unrealized gains (losses)	1.60	0.40	0.53	0.01		(0.56)
Net increase (decrease) from operations	1.96	0.89	1.01	0.45		(0.08)
Dividends from net investment income	(0.47)	(0.64)	(0.51)	(0.44)		(0.52)
Distributions from net realized gains	(0.02)	(0.92)	—	—		—
Returns of capital	—	—	—	(0.02)		(0.02)
Total dividends, distributions and returns of capital	(0.49)	(1.56)	(0.51)	(0.46)		(0.54)
Net asset value, end of year	$14.55	$13.08	$13.75	$13.25		$13.26
Total investment return(3)	15.23%	7.45%	7.58%	3.55%		(0.68)%
Ratios/supplemental data:
Net assets, end of year (000's)	$300	$333	$142	$456		$1,098
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.81%	1.82%	1.81%	1.93	%(5)	1.93%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	1.90%	1.93%	2.03%	1.93	%(5)	1.98%
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.81%	1.81%	1.81%	1.93	%(5)	1.93%
Net investment income to average net assets	2.63%	4.02%	3.59%	3.36%		3.64%
Portfolio turnover	239%	178%	236%	188%		196%

(1)  Calculated using the average shares method.

(2)  Amount represents less than $0.005 per share.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

(5)  For the year ended July 31, 2007, UBS Global Asset Management (Americas) Inc. reimbursed a portion of its ordinary operating expenses. The ratios net and before waivers and/or expense reimbursements are the same since the reimbursement represents less than 0.01%.

UBS Global Asset Management
142

	Class C
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.09	$13.75	$13.26	$13.26	$13.89
Net investment income(1)	0.40	0.54	0.54	0.50	0.54
Net realized and unrealized gains (losses)	1.60	0.39	0.50	0.00 (2)	(0.60)
Net increase (decrease) from operations	2.00	0.93	1.04	0.50	(0.06)
Dividends from net investment income	(0.51)	(0.67)	(0.55)	(0.48)	(0.55)
Distributions from net realized gains	(0.02)	(0.92)	—	—	—
Returns of capital	—	—	—	(0.02)	(0.02)
Total dividends, distributions and returns of capital	(0.53)	(1.59)	(0.55)	(0.50)	(0.57)
Net asset value, end of year	$14.56	$13.09	$13.75	$13.26	$13.26
Total investment return(3)	15.52%	7.78%	7.79%	3.87%	(0.43)%
Ratios/supplemental data:
Net assets, end of year (000's)	$12,289	$8,797	$5,592	$5,531	$6,280
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.56%	1.57%	1.56%	1.63%	1.68	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	1.56%	1.58%	1.61%	1.63%	1.68%
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.56%	1.56%	1.56%	1.63%	1.68	%(4)
Net investment income to average net assets	2.86%	4.24%	3.90%	3.69%	3.97%
Portfolio turnover	239%	178%	236%	188%	196%

	Class Y
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.08	$13.74	$13.25	$13.26	$13.88
Net investment income(1)	0.51	0.64	0.66	0.61	0.65
Net realized and unrealized gains (losses)	1.59	0.39	0.49	(0.01)	(0.59)
Net increase (decrease) from operations	2.10	1.03	1.15	0.60	0.06
Dividends from net investment income	(0.62)	(0.77)	(0.66)	(0.59)	(0.66)
Distributions from net realized gains	(0.02)	(0.92)	—	—	—
Returns of capital	—	—	—	(0.02)	(0.02)
Total dividends, distributions and returns of capital	(0.64)	(1.69)	(0.66)	(0.61)	(0.68)
Net asset value, end of year	$14.54	$13.08	$13.74	$13.25	$13.26
Total investment return(3)	16.47%	8.68%	8.67%	4.76%	0.41%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,058	$3,186	$3,045	$1,208	$716
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.81%	0.73%	0.78%	0.79%	0.85%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	0.85%	0.73%	0.78%	0.79%	0.85%
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	0.81%	0.72%	0.78%	0.79%	0.85%
Net investment income to average net assets	3.63%	5.09%	4.71%	4.55%	4.79%
Portfolio turnover	239%	178%	236%	188%	196%

UBS Global Asset Management
143

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.45	$12.15	$12.22	$12.27	$12.49
Net investment income(1)	0.39	0.41	0.41	0.40	0.39
Net realized and unrealized gains (losses)	0.49	0.30	(0.07)	(0.05)	(0.22)
Net increase from operations	0.88	0.71	0.34	0.35	0.17
Dividends from net investment income	(0.39)	(0.41)	(0.41)	(0.40)	(0.39)
Net asset value, end of year	$12.94	$12.45	$12.15	$12.22	$12.27
Total investment return(2)	7.18%	5.97%	2.81%	2.84%	1.42%
Ratios/supplemental data:
Net assets, end of year (000's)	$83,501	$88,167	$87,036	$90,219	$99,169
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.93%	0.93%	0.93%	1.01%	0.99%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.95%	0.96%	1.01%	1.02%	1.04%
Net investment income to average net assets	3.08%	3.35%	3.34%	3.21%	3.19%
Portfolio turnover	10%	25%	16%	48%	27%

	Class B
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.46	$12.16	$12.23	$12.27	$12.49
Net investment income(1)	0.29	0.31	0.31	0.30	0.29
Net realized and unrealized gains (losses)	0.50	0.31	(0.06)	(0.04)	(0.21)
Net increase from operations	0.79	0.62	0.25	0.26	0.08
Dividends from net investment income	(0.30)	(0.32)	(0.32)	(0.30)	(0.30)
Net asset value, end of year	$12.95	$12.46	$12.16	$12.23	$12.27
Total investment return(2)	6.37%	5.17%	2.05%	2.10%	0.65%
Ratios/supplemental data:
Net assets, end of year (000's)	$62	$103	$196	$259	$985
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.68%	1.68%	1.68%	1.76%	1.74%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.77%	1.74%	1.89%	1.78%	1.80%
Net investment income to average net assets	2.33%	2.63%	2.57%	2.44%	2.43%
Portfolio turnover	10%	25%	16%	48%	27%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions or the redemption of fund shares.

UBS Global Asset Management
144

	Class C
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.45	$12.16	$12.22	$12.27	$12.49
Net investment income(1)	0.33	0.35	0.35	0.33	0.33
Net realized and unrealized gains (losses)	0.49	0.29	(0.06)	(0.05)	(0.22)
Net increase from operations	0.82	0.64	0.29	0.28	0.11
Dividends from net investment income	(0.33)	(0.35)	(0.35)	(0.33)	(0.33)
Net asset value, end of year	$12.94	$12.45	$12.16	$12.22	$12.27
Total investment return(2)	6.65%	5.36%	2.38%	2.32%	0.91%
Ratios/supplemental data:
Net assets, end of year (000's)	$15,767	$15,474	$13,905	$14,777	$17,315
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.43%	1.43%	1.43%	1.51%	1.50%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.46%	1.47%	1.52%	1.53%	1.55%
Net investment income to average net assets	2.58%	2.85%	2.84%	2.71%	2.68%
Portfolio turnover	10%	25%	16%	48%	27%

	Class Y
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.45	$12.16	$12.23	$12.28	$12.49
Net investment income(1)	0.42	0.44	0.44	0.43	0.43
Net realized and unrealized gains (losses)	0.50	0.29	(0.07)	(0.05)	(0.22)
Net increase from operations	0.92	0.73	0.37	0.38	0.21
Dividends from net investment income	(0.42)	(0.44)	(0.44)	(0.43)	(0.42)
Net asset value, end of year	$12.95	$12.45	$12.16	$12.23	$12.28
Total investment return(2)	7.45%	6.23%	3.05%	3.09%	1.75%
Ratios/supplemental data:
Net assets, end of year (000's)	$123	$145	$136	$137	$176
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.68%	0.68%	0.68%	0.76%	0.75%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.74%	0.76%	0.96%	0.83%	0.84%
Net investment income to average net assets	3.33%	3.60%	3.59%	3.46%	3.44%
Portfolio turnover	10%	25%	16%	48%	27%

UBS Global Asset Management
145

PACE Select Advisors Trust

PACE International Fixed Income Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2010		2009	2008(1)	2007	2006
Net asset value, beginning of year	$11.64		$11.84	$11.38	$11.20	$11.76
Net investment income(2)	0.27		0.30	0.25	0.25	0.25
Net realized and unrealized gains (losses)	0.24		(0.06)	1.14	0.23	(0.06)
Net increase from operations	0.51		0.24	1.39	0.48	0.19
Dividends from net investment income	(0.70)		(0.44)	(0.93)	(0.30)	(0.57)
Distributions from net realized gains	—		—	—	—	(0.18)
Return of capital	(0.02)		—	—	—	—
Total dividends, distributions and return of capital	(0.72)		(0.44)	(0.93)	(0.30)	(0.75)
Net asset value, end of year	$11.43		$11.64	$11.84	$11.38	$11.20
Total investment return(3)	4.32%		2.35%	12.76%	4.36%	1.86%
Ratios/supplemental data:
Net assets, end of year (000's)	$98,039		$103,708	$118,784	$111,910	$124,045
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.25	%(4)	1.25%	1.25%	1.37%	1.37%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.30%		1.32%	1.35%	1.37%	1.40%
Net investment income to average net assets	2.30%		2.83%	2.07%	2.23%	2.25%
Portfolio turnover	67%		37%	65%	111%	175%

	Class B
	Years ended July 31,
	2010	2009	2008(1)	2007	2006
Net asset value, beginning of year	$11.68	$11.87	$11.40	$11.22	$11.78
Net investment income(2)	0.18	0.22	0.15	0.16	0.17
Net realized and unrealized gains (losses)	0.23	(0.06)	1.16	0.24	(0.06)
Net increase from operations	0.41	0.16	1.31	0.40	0.11
Dividends from net investment income	(0.61)	(0.35)	(0.84)	(0.22)	(0.49)
Distributions from net realized gains	—	—	—	—	(0.18)
Return of capital	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.63)	(0.35)	(0.84)	(0.22)	(0.67)
Net asset value, end of year	$11.46	$11.68	$11.87	$11.40	$11.22
Total investment return(3)	3.51%	1.64%	11.89%	3.57%	1.08%
Ratios/supplemental data:
Net assets, end of year (000's)	$166	$191	$505	$723	$878
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.00%	2.00%	2.00%	2.13%	2.12%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.09%	2.10%	2.15%	2.13%	2.16%
Net investment income to average net assets	1.55%	2.11%	1.31%	1.47%	1.50%
Portfolio turnover	67%	37%	65%	111%	175%

(1)  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the fund. Prior to August 23, 2007, the investment advisory function for this fund was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the fund.

(2)  Calculated using the average shares method.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

UBS Global Asset Management
146

	Class C
	Years ended July 31,
	2010		2009		2008(1)	2007	2006
Net asset value, beginning of year	$11.64		$11.85		$11.38	$11.20	$11.76
Net investment income(2)	0.21		0.25		0.19	0.20	0.20
Net realized and unrealized gains (losses)	0.24		(0.08)		1.15	0.23	(0.06)
Net increase from operations	0.45		0.17		1.34	0.43	0.14
Dividends from net investment income	(0.64)		(0.38)		(0.87)	(0.25)	(0.52)
Distributions from net realized gains	—		—		—	—	(0.18)
Return of capital	(0.02)		—		—	—	—
Total dividends, distributions and return of capital	(0.66)		(0.38)		(0.87)	(0.25)	(0.70)
Net asset value, end of year	$11.43		$11.64		$11.85	$11.38	$11.20
Total investment return(3)	3.81%		1.85%		12.20%	3.86%	1.35%
Ratios/supplemental data:
Net assets, end of year (000's)	$7,154		$7,234		$7,161	$6,347	$7,499
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.72	%(4)	1.75	%(4)	1.75%	1.85%	1.87%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.77%		1.80%		1.84%	1.85%	1.89%
Net investment income to average net assets	1.83%		2.32%		1.57%	1.74%	1.75%
Portfolio turnover	67%		37%		65%	111%	175%

	Class Y
	Years ended July 31,
	2010	2009	2008(1)	2007		2006
Net asset value, beginning of year	$11.63	$11.83	$11.36	$11.19		$11.75
Net investment income(2)	0.30	0.34	0.29	0.29		0.29
Net realized and unrealized gains (losses)	0.23	(0.07)	1.15	0.22		(0.06)
Net increase from operations	0.53	0.27	1.44	0.51		0.23
Dividends from net investment income	(0.74)	(0.47)	(0.97)	(0.34)		(0.61)
Distributions from net realized gains	—	—	—	—		(0.18)
Return of capital	(0.02)	—	—	—		—
Total dividends, distributions and return of capital	(0.76)	(0.47)	(0.97)	(0.34)		(0.79)
Net asset value, end of year	$11.40	$11.63	$11.83	$11.36		$11.19
Total investment return(3)	4.68%	2.71%	13.16%	4.67%		2.21%
Ratios/supplemental data:
Net assets, end of year (000's)	$5,825	$7,773	$10,253	$7,113		$7,077
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.96%	0.89%	0.93%	1.03	%(4)	1.05	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.01%	0.94%	0.99%	1.03%		1.05%
Net investment income to average net assets	2.57%	3.19%	2.40%	2.58%		2.57%
Portfolio turnover	67%	37%	65%	111%		175%

UBS Global Asset Management
147

PACE Select Advisors Trust

PACE High Yield Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,					Period ended July 31,
	2010		2009	2008	2007	2006(1)
Net asset value, beginning of period	$8.94		$9.04	$9.60	$9.81	$9.95
Net investment income(5)	0.82		0.66	0.60	0.60	0.11
Net realized and unrealized gains (losses)	1.21		0.02	(0.54)	(0.23)	(0.10)
Net increase (decrease) from operations	2.03		0.68	0.06	0.37	0.01
Dividends from net investment income	(0.74)		(0.78)	(0.59)	(0.58)	(0.15)
Distributions from net realized gains	(0.06)		—	(0.01)	—	—
Return of capital	—		—	(0.02)	—	—
Total dividends, distributions and return of capital	(0.80)		(0.78)	(0.62)	(0.58)	(0.15)
Net asset value, end of period	$10.17		$8.94	$9.04	$9.60	$9.81
Total investment return(6)	23.35%		9.49%	0.58%	3.66%	0.15%
Ratios/supplemental data:
Net assets, end of period (000's)	$13,158		$7,538	$2,181	$741	$345
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.35	%(7)	1.35%	1.35%	1.35%	1.35	%(8)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.35%		1.46%	1.59%	1.96%	7.56	%(8)
Net investment income to average net assets	8.36%		8.46%	6.43%	5.96%	6.04	%(8)
Portfolio turnover	30%		49%	25%	26%	39%

(1)  For the period May 1, 2006 (commencement of issuance) through July 31, 2006.

(2)  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

(3)  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

(4)  For the period April 3, 2006 (commencement of issuance) through July 24, 2006. There were no shares outstanding from July 25, 2006 through December 25, 2008.

(5)  Calculated using the average shares method.

(6)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(7)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

(8)  Annualized.

UBS Global Asset Management
148

	Class C				Class Y
	Year ended July 31,		Period ended July 31,		Year ended July 31,	Period ended July 31,		Period ended July 24,
	2010		2009(2)		2010	2009(3)		2006(4)
Net asset value, beginning of period	$8.93		$7.49		$8.95	$6.83		$10.00
Net investment income(5)	0.77		0.29		0.85	0.42		0.17
Net realized and unrealized gains (losses)	1.21		1.54		1.22	2.11		(0.22)
Net increase (decrease) from operations	1.98		1.83		2.07	2.53		(0.05)
Dividends from net investment income	(0.69)		(0.39)		(0.76)	(0.41)		(0.14)
Distributions from net realized gains	(0.06)		—		(0.06)	—		—
Return of capital	—		—		—	—		—
Total dividends, distributions and return of capital	(0.75)		(0.39)		(0.82)	(0.41)		(0.14)
Net asset value, end of period	$10.16		$8.93		$10.20	$8.95		$9.81
Total investment return(6)	22.81%		25.40%		23.82%	38.23%		(0.45)%
Ratios/supplemental data:
Net assets, end of period (000's)	$2,834		$1,819		$9	$7		$—
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.81	%(7)	1.85	%(8)	1.10%	1.10	%(8)	1.10	%(8)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.81%		1.92	%(8)	1.10%	1.37	%(8)	2.32	%(8)
Net investment income to average net assets	7.91%		6.96	%(8)	8.61%	9.13	%(8)	5.94	%(8)
Portfolio turnover	30%		49%		30%	49%		39%

UBS Global Asset Management
149

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2010	2009	2008(1)	2007	2006
Net asset value, beginning of year	$13.16	$16.67	$22.41	$22.35	$20.64
Net investment income (loss)(2)	0.12	0.19	0.25	0.23	0.22
Net realized and unrealized gains (losses)	1.62	(3.44)	(3.34)	2.80	2.16
Net increase (decrease) from operations	1.74	(3.25)	(3.09)	3.03	2.38
Dividends from net investment income	(0.14)	(0.26)	(0.11)	(0.23)	(0.20)
Distributions from net realized gains	—	—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	(0.14)	(0.26)	(2.65)	(2.97)	(0.67)
Net asset value, end of year	$14.76	$13.16	$16.67	$22.41	$22.35
Total investment return(4)	13.20%	(19.27)%	(15.56)%	13.94%	11.77%
Ratios/supplemental data:
Net assets, end of year (000's)	$143,284	$146,510	$217,986	$291,942	$292,632
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.20%	1.24%	1.09%	1.08%	1.14	%(5)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.20%	1.24%	1.22%	1.21%	1.27%
Net investment income (loss) to average net assets	0.81%	1.52%	1.26%	0.99%	1.03%
Portfolio turnover	61%	87%	161%	105%	95%

	Class B
	Years ended July 31,
	2010		2009	2008(1)	2007	2006
Net asset value, beginning of year	$13.20		$16.62	$22.43	$22.34	$20.62
Net investment income (loss)(2)	(0.00	)(3)	0.09	0.06	0.04	0.03
Net realized and unrealized gains (losses)	1.62		(3.41)	(3.33)	2.79	2.16
Net increase (decrease) from operations	1.62		(3.32)	(3.27)	2.83	2.19
Dividends from net investment income	—		(0.10)	—	—	—
Distributions from net realized gains	—		—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	—		(0.10)	(2.54)	(2.74)	(0.47)
Net asset value, end of year	$14.82		$13.20	$16.62	$22.43	$22.34
Total investment return(4)	12.35%		(19.92)%	(16.38)%	13.00%	10.77%
Ratios/supplemental data:
Net assets, end of year (000's)	$165		$405	$765	$1,872	$5,289
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.02%		2.02%	2.02%	1.98%	2.00%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.33%		2.30%	2.16%	2.11%	2.13%
Net investment income (loss) to average net assets	(0.02)%		0.76%	0.29%	0.18%	0.16%
Portfolio turnover	61%		87%	161%	105%	95%

(1)  A portion of the investment advisory function for this fund was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

(2)  Calculated using the average shares method.

(3)  Amount represents less than $0.005 per share.

(4)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(5)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

UBS Global Asset Management
150

	Class C
	Years ended July 31,
	2010		2009	2008(1)	2007	2006
Net asset value, beginning of year	$13.15		$16.59	$22.36	$22.29	$20.58
Net investment income (loss)(2)	(0.00	)(3)	0.09	0.09	0.05	0.05
Net realized and unrealized gains (losses)	1.61		(3.41)	(3.32)	2.80	2.15
Net increase (decrease) from operations	1.61		(3.32)	(3.23)	2.85	2.20
Dividends from net investment income	(0.03)		(0.12)	—	(0.04)	(0.02)
Distributions from net realized gains	—		—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	(0.03)		(0.12)	(2.54)	(2.78)	(0.49)
Net asset value, end of year	$14.73		$13.15	$16.59	$22.36	$22.29
Total investment return(4)	12.31%		(19.89)%	(16.24)%	13.11%	10.86%
Ratios/supplemental data:
Net assets, end of year (000's)	$15,272		$16,560	$24,765	$35,110	$36,374
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.02	%(5)	2.02%	1.88%	1.86%	1.93	%(5)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.02%		2.05%	2.01%	2.00%	2.06%
Net investment income (loss) to average net assets	(0.01)%		0.74%	0.47%	0.21%	0.24%
Portfolio turnover	61%		87%	161%	105%	95%

	Class Y
	Years ended July 31,
	2010	2009	2008(1)	2007	2006
Net asset value, beginning of year	$13.21	$16.75	$22.51	$22.45	$20.70
Net investment income (loss)(2)	0.16	0.23	0.32	0.30	0.30
Net realized and unrealized gains (losses)	1.63	(3.45)	(3.35)	2.82	2.17
Net increase (decrease) from operations	1.79	(3.22)	(3.03)	3.12	2.47
Dividends from net investment income	(0.19)	(0.32)	(0.19)	(0.32)	(0.25)
Distributions from net realized gains	—	—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	(0.19)	(0.32)	(2.73)	(3.06)	(0.72)
Net asset value, end of year	$14.81	$13.21	$16.75	$22.51	$22.45
Total investment return(4)	13.55%	(18.93)%	(15.30)%	14.36%	12.20%
Ratios/supplemental data:
Net assets, end of year (000's)	$17,345	$23,834	$33,809	$45,177	$43,234
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.89%	0.86%	0.76%	0.74%	0.77%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.89%	0.86%	0.89%	0.88%	0.90%
Net investment income (loss) to average net assets	1.11%	1.90%	1.59%	1.32%	1.40%
Portfolio turnover	61%	87%	161%	105%	95%

UBS Global Asset Management
151

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2010(1)	2009	2008(2)		2007(3)	2006
Net asset value, beginning of year	$13.36	$16.67	$18.18		$15.75	$15.83
Net investment income (loss)(4)	(0.01)	0.03	0.00	(5)	(0.02)	(0.03)
Net realized and unrealized gains (losses)	1.63	(3.27)	(1.03)		2.45	(0.05)
Net increase (decrease) from operations	1.62	(3.24)	(1.03)		2.43	(0.08)
Dividends from net investment income	(0.03)	—	—		—	—
Distributions from net realized gains	—	(0.07)	(0.48)		—	—
Total dividends and distributions	(0.03)	(0.07)	(0.48)		—	—
Net asset value, end of year	$14.95	$13.36	$16.67		$18.18	$15.75
Total investment return(6)	12.12%	(19.39)%	(5.94)%		15.43%	(0.51)%
Ratios/supplemental data:
Net assets, end of year (000's)	$55,978	$56,038	$77,628		$80,334	$82,201
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.23%	1.26%	1.20%		1.20%	1.23%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.26%	1.30%	1.25%		1.25%	1.28%
Net investment income (loss) to average net assets	(0.08)%	0.21%	0.00	%(7)	(0.10)%	(0.18)%
Portfolio turnover	91%	100%	120%		95%	64%

	Class B
	Years ended July 31,
	2010(1)	2009	2008(2)	2007(3)	2006
Net asset value, beginning of year	$12.41	$15.62	$17.22	$15.05	$15.25
Net investment income (loss)(4)	(0.11)	(0.07)	(0.14)	(0.15)	(0.16)
Net realized and unrealized gains (losses)	1.50	(3.07)	(0.98)	2.32	(0.04)
Net increase (decrease) from operations	1.39	(3.14)	(1.12)	2.17	(0.20)
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	(0.07)	(0.48)	—	—
Total dividends and distributions	—	(0.07)	(0.48)	—	—
Net asset value, end of year	$13.80	$12.41	$15.62	$17.22	$15.05
Total investment return(6)	11.28%	(20.05)%	(6.81)%	14.42%	(1.31)%
Ratios/supplemental data:
Net assets, end of year (000's)	$86	$199	$371	$643	$1,450
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%	2.05%	2.05%	2.05%	2.10%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.37%	2.32%	2.24%	2.24%	2.27%
Net investment income (loss) to average net assets	(0.87)%	(0.58)%	(0.85)%	(0.90)%	(1.09)%
Portfolio turnover	91%	100%	120%	95%	64%

(1)  A portion of the investment advisory function for this fund was transferred to Roxbury Capital Management, LLC on May 25, 2010. Delaware Management Company, Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this fund was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

(3)  A portion of the investment advisory function for this fund was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continued to provide a portion of the investment advisory function.

(4)  Calculated using the average shares method.

(5)  Amount represents less than $0.005 per share.

(6)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(7)  Amount represents less than 0.005%.

(8)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

UBS Global Asset Management
152

	Class C
	Years ended July 31,
	2010(1)	2009	2008(2)		2007(3)		2006
Net asset value, beginning of year	$12.45	$15.66	$17.26		$15.08		$15.27
Net investment income (loss)(4)	(0.12)	(0.07)	(0.14)		(0.16)		(0.16)
Net realized and unrealized gains (losses)	1.51	(3.07)	(0.98)		2.34		(0.03)
Net increase (decrease) from operations	1.39	(3.14)	(1.12)		2.18		(0.19)
Dividends from net investment income	—	—	—		—		—
Distributions from net realized gains	—	(0.07)	(0.48)		—		—
Total dividends and distributions	—	(0.07)	(0.48)		—		—
Net asset value, end of year	$13.84	$12.45	$15.66		$17.26		$15.08
Total investment return(6)	11.24%	(20.00)%	(6.80)%		14.46%		(1.24)%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,956	$4,170	$6,120		$7,488		$7,586
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%	2.05%	2.04	%(8)	2.05	%(8)	2.07	%(8)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.13%	2.20%	2.09%		2.09%		2.12%
Net investment income (loss) to average net assets	(0.90)%	(0.57)%	(0.84)%		(0.95)%		(1.03)%
Portfolio turnover	91%	100%	120%		95%		64%

	Class Y
	Years ended July 31,
	2010(1)	2009	2008(2)	2007(3)	2006
Net asset value, beginning of year	$13.67	$17.03	$18.54	$16.05	$16.09
Net investment income (loss)(4)	0.04	0.08	0.07	0.05	0.03
Net realized and unrealized gains (losses)	1.67	(3.34)	(1.05)	2.49	(0.04)
Net increase (decrease) from operations	1.71	(3.26)	(0.98)	2.54	(0.01)
Dividends from net investment income	(0.09)	(0.03)	(0.05)	(0.05)	(0.03)
Distributions from net realized gains	—	(0.07)	(0.48)	—	—
Total dividends and distributions	(0.09)	(0.10)	(0.53)	(0.05)	(0.03)
Net asset value, end of year	$15.29	$13.67	$17.03	$18.54	$16.05
Total investment return(6)	12.49%	(19.04)%	(5.64)%	15.90%	(0.10)%
Ratios/supplemental data:
Net assets, end of year (000's)	$12,619	$16,885	$23,263	$26,125	$22,668
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.91%	0.84%	0.82%	0.82%	0.85	%(8)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.94%	0.88%	0.87%	0.86%	0.89%
Net investment income (loss) to average net assets	0.25%	0.63%	0.38%	0.27%	0.20%
Portfolio turnover	91%	100%	120%	95%	64%

UBS Global Asset Management
153

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2010	2009(1)		2008(2)		2007	2006(2)
Net asset value, beginning of year	$11.99	$14.27		$19.29		$17.07	$21.80
Net investment income (loss)(3)	(0.01)	0.05		0.06		0.01	(0.03)
Net realized and unrealized gains (losses)	2.31	(2.25)		(3.01)		2.97	(0.82)
Net increase (decrease) from operations	2.30	(2.20)		(2.95)		2.98	(0.85)
Dividends from net investment income	(0.01)	(0.08)		(0.00	)(4)	—	—
Distributions from net realized gains	—	(0.00	)(4)	(2.07)		(0.76)	(3.88)
Total dividends and distributions	(0.01)	(0.08)		(2.07)		(0.76)	(3.88)
Net asset value, end of year	$14.28	$11.99		$14.27		$19.29	$17.07
Total investment return(5)	19.17%	(15.29)%		(16.25)%		17.70%	(4.10)%
Ratios/supplemental data:
Net assets, end of year (000's)	$27,920	$24,661		$37,185		$47,845	$45,583
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.35%	1.38%		1.29%		1.27%	1.30%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.35%	1.39%		1.29%		1.27%	1.30%
Net investment income (loss) to average net assets	(0.05)%	0.44%		0.34%		0.05%	(0.16)%
Portfolio turnover	81%	111%		43%		59%	81%

	Class B
	Years ended July 31,
	2010	2009(1)		2008(2)	2007	2006(2)
Net asset value, beginning of year	$11.02	$13.12		$18.06	$16.15	$21.00
Net investment income (loss)(3)	(0.10)	(0.02)		(0.08)	(0.14)	(0.18)
Net realized and unrealized gains (losses)	2.11	(2.08)		(2.79)	2.81	(0.79)
Net increase (decrease) from operations	2.01	(2.10)		(2.87)	2.67	(0.97)
Dividends from net investment income	—	—		—	—	—
Distributions from net realized gains	—	(0.00	)(4)	(2.07)	(0.76)	(3.88)
Total dividends and distributions	—	(0.00	)(4)	(2.07)	(0.76)	(3.88)
Net asset value, end of year	$13.03	$11.02		$13.12	$18.06	$16.15
Total investment return(5)	18.31%	(15.90)%		(16.99)%	16.77%	(4.93)%
Ratios/supplemental data:
Net assets, end of year (000's)	$57	$97		$333	$1,006	$1,859
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.16%	2.16%		2.16%	2.13%	2.14	%(6)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.37%	2.47%		2.20%	2.13%	2.14%
Net investment income (loss) to average net assets	(0.81)%	(0.25)%		(0.53)%	(0.80)%	(0.97)%
Portfolio turnover	81%	111%		43%	59%	81%

(1)  A portion of the investment advisory function for this fund was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as investment advisors for the fund effective May 29, 2009. Metropolitan West Capital Management, LLC continues to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this fund was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Group, LLC on October 1, 2005. Ariel Investments, LLC continued to provide a portion of the investment advisory function. Ariel Capital Management, LLC changed its name to Ariel Investments, LLC on April 30, 2008.

(3)  Calculated using the average shares method.

(4)  Amount represents less than $0.005 per share.

(5)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(6)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

UBS Global Asset Management
154

	Class C
	Years ended July 31,
	2010	2009(1)		2008(2)	2007	2006(2)
Net asset value, beginning of year	$11.07	$13.18		$18.12	$16.19	$21.03
Net investment income (loss)(3)	(0.10)	(0.03)		(0.06)	(0.13)	(0.17)
Net realized and unrealized gains (losses)	2.13	(2.08)		(2.81)	2.82	(0.79)
Net increase (decrease) from operations	2.03	(2.11)		(2.87)	2.69	(0.96)
Dividends from net investment income	—	—		—	—	—
Distributions from net realized gains	—	(0.00	)(4)	(2.07)	(0.76)	(3.88)
Total dividends and distributions	—	(0.00	)(4)	(2.07)	(0.76)	(3.88)
Net asset value, end of year	$13.10	$11.07		$13.18	$18.12	$16.19
Total investment return(5)	18.34%	(15.98)%		(16.93)%	16.85%	(4.86)%
Ratios/supplemental data:
Net assets, end of year (000's)	$5,178	$5,603		$8,400	$11,964	$11,552
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.11%	2.14%		2.06%	2.04%	2.08%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.11%	2.15%		2.06%	2.04%	2.08%
Net investment income (loss) to average net assets	(0.80)%	(0.32)%		(0.42)%	(0.71)%	(0.93)%
Portfolio turnover	81%	111%		43%	59%	81%

	Class Y
	Years ended July 31,
	2010	2009(1)		2008(2)	2007	2006(2)
Net asset value, beginning of year	$12.29	$14.64		$19.73	$17.39	$22.07
Net investment income (loss)(3)	0.07	0.09		0.11	0.07	0.03
Net realized and unrealized gains (losses)	2.32	(2.31)		(3.07)	3.03	(0.83)
Net increase (decrease) from operations	2.39	(2.22)		(2.96)	3.10	(0.80)
Dividends from net investment income	(0.05)	(0.13)		(0.06)	—	—
Distributions from net realized gains	—	(0.00	)(4)	(2.07)	(0.76)	(3.88)
Total dividends and distributions	(0.05)	(0.13)		(2.13)	(0.76)	(3.88)
Net asset value, end of year	$14.63	$12.29		$14.64	$19.73	$17.39
Total investment return(5)	19.50%	(14.92)%		(15.95)%	18.07%	(3.78)%
Ratios/supplemental data:
Net assets, end of year (000's)	$318	$3,255		$4,443	$5,980	$4,311
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.97%	0.97%		0.95%	0.94%	0.97%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.97%	0.98%		0.95%	0.94%	0.97%
Net investment income (loss) to average net assets	0.47%	0.85%		0.68%	0.37%	0.17%
Portfolio turnover	81%	111%		43%	59%	81%

UBS Global Asset Management
155

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2010		2009(1)	2008	2007(2)	2006(3)
Net asset value, beginning of year	$10.63		$13.06	$17.30	$14.45	$17.52
Net investment loss(4)	(0.09)		(0.05)	(0.11)	(0.12)	(0.12)
Net realized and unrealized gains (losses)	1.74		(2.38)	(1.53)	3.40	(0.58)
Net increase (decrease) from operations	1.65		(2.43)	(1.64)	3.28	(0.70)
Distributions from net realized gains	—		—	(2.60)	(0.43)	(2.37)
Net asset value, end of year	$12.28		$10.63	$13.06	$17.30	$14.45
Total investment return(5)	15.52%		(18.61)%	(11.39)%	23.00%	(4.22)%
Ratios/supplemental data:
Net assets, end of year (000's)	$32,053		$29,429	$41,494	$49,562	$48,824
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.35	%(6)	1.38%	1.31%	1.30%	1.32%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.35%		1.40%	1.31%	1.30%	1.32%
Net investment loss to average net assets	(0.71)%		(0.56)%	(0.70)%	(0.77)%	(0.78)%
Portfolio turnover	133%		154%	128%	109%	134%

	Class B
	Years ended July 31,
	2010	2009(1)	2008	2007(2)	2006(3)
Net asset value, beginning of year	$9.69	$11.99	$16.22	$13.68	$16.86
Net investment loss(4)	(0.15)	(0.11)	(0.22)	(0.23)	(0.24)
Net realized and unrealized gains (losses)	1.57	(2.19)	(1.41)	3.20	(0.57)
Net increase (decrease) from operations	1.42	(2.30)	(1.63)	2.97	(0.81)
Distributions from net realized gains	—	—	(2.60)	(0.43)	(2.37)
Net asset value, end of year	$11.11	$9.69	$11.99	$16.22	$13.68
Total investment return(5)	14.86%	(19.18)%	(12.16)%	22.02%	(5.13)%
Ratios/supplemental data:
Net assets, end of year (000's)	$16	$68	$123	$310	$696
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13%	2.13%	2.13%	2.13%	2.19%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.73%	2.61%	2.43%	2.30%	2.27%
Net investment loss to average net assets	(1.39)%	(1.29)%	(1.52)%	(1.58)%	(1.62)%
Portfolio turnover	133%	154%	128%	109%	134%

(1)  A portion of the investment advisory function for this fund was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this fund was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007. AG Asset Management LLC and Riverbridge Partners, LLC continued to provide a portion of the investment advisory function.

(3)  A portion of the investment advisory function for this fund was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

(4)  Calculated using the average shares method.

(5)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(6)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

UBS Global Asset Management
156

	Class C
	Years ended July 31,
	2010		2009(1)	2008	2007(2)	2006(3)
Net asset value, beginning of year	$9.76		$12.07	$16.30	$13.74	$16.90
Net investment loss(4)	(0.16)		(0.11)	(0.21)	(0.24)	(0.24)
Net realized and unrealized gains (losses)	1.59		(2.20)	(1.42)	3.23	(0.55)
Net increase (decrease) from operations	1.43		(2.31)	(1.63)	2.99	(0.79)
Distributions from net realized gains	—		—	(2.60)	(0.43)	(2.37)
Net asset value, end of year	$11.19		$9.76	$12.07	$16.30	$13.74
Total investment return(5)	14.65%		(19.21)%	(12.08)%	22.14%	(4.98)%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,217		$3,285	$4,991	$6,712	$6,709
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13	%(6)	2.13%	2.08%	2.08%	2.11%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.13%		2.19%	2.08%	2.08%	2.11%
Net investment loss to average net assets	(1.49)%		(1.30)%	(1.47)%	(1.55)%	(1.56)%
Portfolio turnover	133%		154%	128%	109%	134%

	Class Y
	Years ended July 31,
	2010	2009(1)	2008	2007(2)	2006(3)
Net asset value, beginning of year	$11.02	$13.47	$17.71	$14.72	$17.74
Net investment loss(4)	(0.02)	(0.01)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gains (losses)	1.74	(2.44)	(1.59)	3.49	(0.58)
Net increase (decrease) from operations	1.72	(2.45)	(1.64)	3.42	(0.65)
Distributions from net realized gains	—	—	(2.60)	(0.43)	(2.37)
Net asset value, end of year	$12.74	$11.02	$13.47	$17.71	$14.72
Total investment return(5)	15.71%	(18.26)%	(11.09)%	23.54%	(3.86)%
Ratios/supplemental data:
Net assets, end of year (000's)	$62	$4,369	$5,671	$6,022	$4,279
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.94%	0.96%	0.94%	0.93%	0.95%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.94%	0.96%	0.94%	0.93%	0.95%
Net investment loss to average net assets	(0.14)%	(0.15)%	(0.33)%	(0.41)%	(0.41)%
Portfolio turnover	133%	154%	128%	109%	134%

UBS Global Asset Management
157

PACE Select Advisors Trust

PACE International Equity Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.72	$16.17	$21.27	$19.03	$15.46
Net investment income(1)	0.19	0.27	0.41	0.29	0.30
Net realized and unrealized gains (losses)	0.06	(4.22)	(2.99)	4.09	3.50
Net increase (decrease) from operations	0.25	(3.95)	(2.58)	4.38	3.80
Dividends from net investment income	(0.25)	(0.50)	(0.28)	(0.35)	(0.23)
Distributions from net realized gains	—	—	(2.24)	(1.79)	—
Total dividends and distributions	(0.25)	(0.50)	(2.52)	(2.14)	(0.23)
Net asset value, end of year	$11.72	$11.72	$16.17	$21.27	$19.03
Total investment return(2)	2.05%	(24.02)%	(13.73)%	24.14%	24.77%
Ratios/supplemental data:
Net assets, end of year (000's)	$66,355	$71,466	$106,380	$130,966	$111,153
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.43%	1.46%	1.37%	1.38%	1.47	%(3)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.43%	1.46%	1.37%	1.38%	1.47%
Net investment income to average net assets	1.54%	2.47%	2.16%	1.42%	1.73%
Portfolio turnover	60%	60%	54%	61%	52%

	Class B
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.65	$15.79	$20.80	$18.60	$15.07
Net investment income(1)	0.05	0.14	0.17	0.07	0.12
Net realized and unrealized gains (losses)	0.08	(4.09)	(2.88)	4.04	3.43
Net increase (decrease) from operations	0.13	(3.95)	(2.71)	4.11	3.55
Dividends from net investment income	(0.10)	(0.19)	(0.06)	(0.12)	(0.02)
Distributions from net realized gains	—	—	(2.24)	(1.79)	—
Total dividends and distributions	(0.10)	(0.19)	(2.30)	(1.91)	(0.02)
Net asset value, end of year	$11.68	$11.65	$15.79	$20.80	$18.60
Total investment return(2)	1.14%	(24.80)%	(14.57)%	23.03%	23.60%
Ratios/supplemental data:
Net assets, end of year (000's)	$20	$66	$186	$489	$740
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.40%	2.40%	2.31%	2.27%	2.45	%(3)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.59%	2.63%	2.31%	2.27%	2.45%
Net investment income to average net assets	0.43%	1.36%	0.89%	0.37%	0.73%
Portfolio turnover	60%	60%	54%	61%	52%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(3)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

UBS Global Asset Management
158

	Class C
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.49	$15.79	$20.81	$18.65	$15.16
Net investment income(1)	0.08	0.17	0.25	0.12	0.14
Net realized and unrealized gains (losses)	0.05	(4.11)	(2.92)	4.01	3.44
Net increase (decrease) from operations	0.13	(3.94)	(2.67)	4.13	3.58
Dividends from net investment income	(0.15)	(0.36)	(0.11)	(0.18)	(0.09)
Distributions from net realized gains	—	—	(2.24)	(1.79)	—
Total dividends and distributions	(0.15)	(0.36)	(2.35)	(1.97)	(0.09)
Net asset value, end of year	$11.47	$11.49	$15.79	$20.81	$18.65
Total investment return(2)	1.10%	(24.67)%	(14.42)%	23.13%	23.68%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,769	$4,342	$6,949	$8,856	$8,168
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.26%	2.31%	2.18%	2.18%	2.32	%(3)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.26%	2.31%	2.18%	2.18%	2.32%
Net investment income to average net assets	0.69%	1.62%	1.33%	0.60%	0.84%
Portfolio turnover	60%	60%	54%	61%	52%

	Class Y
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.72	$16.20	$21.30	$19.06	$15.49
Net investment income(1)	0.22	0.31	0.48	0.36	0.38
Net realized and unrealized gains (losses)	0.07	(4.23)	(2.98)	4.10	3.49
Net increase (decrease) from operations	0.29	(3.92)	(2.50)	4.46	3.87
Dividends from net investment income	(0.30)	(0.56)	(0.36)	(0.43)	(0.30)
Distributions from net realized gains	—	—	(2.24)	(1.79)	—
Total dividends and distributions	(0.30)	(0.56)	(2.60)	(2.22)	(0.30)
Net asset value, end of year	$11.71	$11.72	$16.20	$21.30	$19.06
Total investment return(2)	2.43%	(23.73)%	(13.38)%	24.55%	25.25%
Ratios/supplemental data:
Net assets, end of year (000's)	$23,368	$33,012	$50,655	$65,377	$53,388
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.10%	1.06%	1.02%	1.02%	1.06%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.10%	1.06%	1.02%	1.02%	1.06%
Net investment income to average net assets	1.77%	2.89%	2.51%	1.78%	2.14%
Portfolio turnover	60%	60%	54%	61%	52%

UBS Global Asset Management
159

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.58	$19.46	$23.61	$18.30	$15.13
Net investment income (loss)(1)	0.09	0.20	0.25	0.21	0.21
Net realized and unrealized gains (losses)	1.68	(5.71)	(0.49)	8.02	3.10
Net increase (decrease) from operations	1.77	(5.51)	(0.24)	8.23	3.31
Dividends from net investment income	(0.16)	(0.13)	(0.27)	(0.22)	(0.14)
Distributions from net realized gains	—	(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	(0.16)	(3.37)	(3.91)	(2.92)	(0.14)
Net asset value, end of year	$12.19	$10.58	$19.46	$23.61	$18.30
Total investment return(2)	16.81%	(21.37)%	(2.61)%	49.16%	21.97%
Ratios/supplemental data:
Net assets, end of year (000's)	$19,111	$17,784	$29,938	$31,216	$21,651
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.87%	1.93%	1.86%	1.89%	1.97	%(3)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.87%	1.93%	1.86%	1.89%	1.97%
Net investment income (loss) to average net assets	0.75%	2.06%	1.14%	1.05%	1.20%
Portfolio turnover	60%	77%	53%	54%	84%

	Class B
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.91	$18.50	$22.61	$17.60	$14.55
Net investment income (loss)(1)	(0.03)	0.11	0.06	0.04	0.05
Net realized and unrealized gains (losses)	1.60	(5.46)	(0.46)	7.69	3.00
Net increase (decrease) from operations	1.57	(5.35)	(0.40)	7.73	3.05
Dividends from net investment income	—	—	(0.07)	(0.02)	—
Distributions from net realized gains	—	(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	—	(3.24)	(3.71)	(2.72)	—
Net asset value, end of year	$11.48	$9.91	$18.50	$22.61	$17.60
Total investment return(2)	15.84%	(22.05)%	(3.41)%	47.95%	20.96%
Ratios/supplemental data:
Net assets, end of year (000's)	$60	$135	$319	$535	$522
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.72%	2.72%	2.68%	2.69%	2.86	%(3)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.72%	2.72%	2.68%	2.69%	2.86%
Net investment income (loss) to average net assets	(0.31)%	1.14%	0.28%	0.20%	0.29%
Portfolio turnover	60%	77%	53%	54%	84%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(3)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

(4)  Amount represents less than $0.005 per share.

UBS Global Asset Management
160

	Class C
	Years ended July 31,
	2010		2009	2008	2007	2006
Net asset value, beginning of year	$9.90		$18.48	$22.61	$17.62	$14.58
Net investment income (loss)(1)	(0.00	)(4)	0.13	0.08	0.06	0.07
Net realized and unrealized gains (losses)	1.58		(5.47)	(0.46)	7.69	3.00
Net increase (decrease) from operations	1.58		(5.34)	(0.38)	7.75	3.07
Dividends from net investment income	(0.10)		—	(0.11)	(0.06)	(0.03)
Distributions from net realized gains	—		(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	(0.10)		(3.24)	(3.75)	(2.76)	(0.03)
Net asset value, end of year	$11.38		$9.90	$18.48	$22.61	$17.62
Total investment return(2)	15.96%		(21.97)%	(3.34)%	48.03%	21.06%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,682		$3,525	$6,536	$7,461	$5,484
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.61%		2.67%	2.60%	2.64%	2.78	%(3)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.61%		2.67%	2.60%	2.64%	2.78%
Net investment income (loss) to average net assets	(0.01)%		1.35%	0.39%	0.30%	0.40%
Portfolio turnover	60%		77%	53%	54%	84%

	Class Y
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.78	$19.79	$23.95	$18.53	$15.30
Net investment income (loss)(1)	0.10	0.28	0.34	0.30	0.30
Net realized and unrealized gains (losses)	1.74	(5.83)	(0.51)	8.12	3.13
Net increase (decrease) from operations	1.84	(5.55)	(0.17)	8.42	3.43
Dividends from net investment income	(0.21)	(0.22)	(0.35)	(0.30)	(0.20)
Distributions from net realized gains	—	(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	(0.21)	(3.46)	(3.99)	(3.00)	(0.20)
Net asset value, end of year	$12.41	$10.78	$19.79	$23.95	$18.53
Total investment return(2)	17.15%	(21.00)%	(2.22)%	49.74%	22.52%
Ratios/supplemental data:
Net assets, end of year (000's)	$21,524	$33,069	$31,579	$29,576	$20,201
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.62%	1.47%	1.50%	1.52%	1.56%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.62%	1.47%	1.50%	1.52%	1.56%
Net investment income (loss) to average net assets	0.88%	2.87%	1.49%	1.44%	1.64%
Portfolio turnover	60%	77%	53%	54%	84%

UBS Global Asset Management
161

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Financial highlights—(continued)

	Class A
	Years ended July 31,			Period ended July 31,
	2010(1)	2009	2008	2007(2)
Net asset value, beginning of period	$4.86	$7.73	$9.54	$9.84
Net investment income(5)	0.11	0.16	0.19	0.09
Net realized and unrealized gains (losses)	0.83	(2.97)	(1.70)	(0.35)
Net increase (decrease) from operations	0.94	(2.81)	(1.51)	(0.26)
Dividends from net investment income	(0.49)	(0.06)	(0.27)	(0.04)
Distributions from net realized gains	—	—	(0.03)	—
Total dividends and distributions	(0.49)	(0.06)	(0.30)	(0.04)
Net asset value, end of period	$5.31	$4.86	$7.73	$9.54
Total investment return(6)	19.70%	(36.25)%	(16.22)%	(2.63)%
Ratios/supplemental data:
Net assets, end of period (000's)	$3,975	$3,238	$6,647	$4,199
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.45%	1.45%	1.45%	1.45	%(7)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.89%	2.06%	1.74%	3.06	%(7)
Net investment income to average net assets	2.13%	3.32%	2.10%	1.47	%(7)
Portfolio turnover	117%	127%	68%	38%

(1)  Investment advisory functions for this fund were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and ING Clarion Real Estate Securities, LLC on November 17, 2009.

(2)  For the period December 18, 2006 (commencement of issuance) through July 31, 2007.

(3)  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

(4)  For the period November 30, 2006 (commencement of issuance) through February 15, 2007. There were no shares outstanding from February 16, 2007 through December 25, 2008.

(5)  Calculated using the average shares method.

(6)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(7)  Annualized.

UBS Global Asset Management
162

	Class C
	Years ended July 31,
	2010(1)	2009	2008
Net asset value, beginning of period	$4.85	$7.69	$9.49
Net investment income(5)	0.07	0.12	0.12
Net realized and unrealized gains (losses)	0.82	(2.95)	(1.69)
Net increase (decrease) from operations	0.89	(2.83)	(1.57)
Dividends from net investment income	(0.45)	(0.01)	(0.20)
Distributions from net realized gains	—	—	(0.03)
Total dividends and distributions	(0.45)	(0.01)	(0.23)
Net asset value, end of period	$5.29	$4.85	$7.69
Total investment return(6)	18.74%	(36.73)%	(16.84)%
Ratios/supplemental data:
Net assets, end of period (000's)	$171	$136	$213
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	2.20%	2.20%	2.20%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.69%	2.96%	2.68%
Net investment income to average net assets	1.37%	2.67%	1.29%
Portfolio turnover	117%	127%	68%

	Class Y
	Period ended July 31,		Year ended July 31,	Period ended July 31,		Period ended February 15,
	2007(2)		2010(1)	2009(3)		2007(4)
Net asset value, beginning of period	$9.84		$4.87	$4.35		$10.00
Net investment income(5)	0.05		0.12	0.09		0.06
Net realized and unrealized gains (losses)	(0.36)		0.84	0.43		0.97
Net increase (decrease) from operations	(0.31)		0.96	0.52		1.03
Dividends from net investment income	(0.04)		(0.50)	—		(0.04)
Distributions from net realized gains	—		—	—		—
Total dividends and distributions	(0.04)		(0.50)	—		(0.04)
Net asset value, end of period	$9.49		$5.33	$4.87		$10.99
Total investment return(6)	(3.16)%		20.15%	11.95%		10.39%
Ratios/supplemental data:
Net assets, end of period (000's)	$343		$111	$13		$—
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	2.20	%(7)	1.20%	1.20	%(7)	1.20	%(7)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	3.78	%(7)	1.51%	1.87	%(7)	1.92	%(7)
Net investment income to average net assets	0.84	%(7)	2.34%	3.84	%(7)	3.07	%(7)
Portfolio turnover	38%		117%	127%		38%

UBS Global Asset Management
163

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Financial highlights—(concluded)

Class A
Years ended July 31,	Period ended July 31,
2010	2009(1)	2008(2)	2007	2006(3)
Net asset value, beginning of period	$8.79	$10.46	$11.27	$9.93	$10.01
Net investment income (loss)(9)	0.00	(10)	0.06	0.09	0.13	0.03
Net realized and unrealized gains (losses)	0.40	(1.63)	(0.65)	1.26	(0.11)
Net increase (decrease) from operations	0.40	(1.57)	(0.56)	1.39	(0.08)
Dividends from net investment income	(0.03)	(0.03)	(0.07)	(0.05)	—
Distributions from net realized gains	—	(0.07)	(0.18)	—	—
Total dividends and distributions	(0.03)	(0.10)	(0.25)	(0.05)	—
Net asset value, end of period	$9.16	$8.79	$10.46	$11.27	$9.93
Total investment return(11)	4.41%	(14.95)%	(4.94)%	14.09%	(0.80)%
Ratios/supplemental data:
Net assets, end of period (000's)	$56,772	$65,429	$150,598	$64,409	$10,393
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.00%	2.20%	2.42	%(12)	2.52%	2.14	%(13)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.06%	2.23%	2.42%	2.69%	4.24	%(13)
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.95%	1.95%	1.94	%(12)	1.88%	1.66	%(13)
Net investment income (loss) to average net assets	0.04%	0.69%	0.79%	1.21%	1.30	%(13)
Portfolio turnover	244%	423%	389%	178%	54%

	Class B
	Period ended April 7		Years ended July 31,			Period ended July 31,
	2010(4)		2009(1)	2008(2)	2007	2006(5)
Net asset value, beginning of period	$8.64		$10.36	$11.19	$9.91	$9.84
Net investment income (loss)(9)	(0.03)		(0.01)	0.01	0.02	0.01
Net realized and unrealized gains (losses)	0.56		(1.62)	(0.64)	1.29	0.06
Net increase (decrease) from operations	0.53		(1.63)	(0.63)	1.31	0.07
Dividends from net investment income	—		(0.02)	(0.02)	(0.03)	—
Distributions from net realized gains	—		(0.07)	(0.18)	—	—
Total dividends and distributions	—		(0.09)	(0.20)	(0.03)	—
Net asset value, end of period	$9.17		$8.64	$10.36	$11.19	$9.91
Total investment return(11)	6.01%		(15.54)%	(5.68)%	13.26%	0.71%
Ratios/supplemental data:
Net assets, end of period (000's)	$—		$29	$23	$18	$3
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.77	%(13)	3.00%	3.16%	3.23%	2.83	%(13)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend expense, interest expense and other borrowing costs for investments sold short	3.20	%(13)	3.13%	4.51%	3.68%	5.09	%(13)
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.70	%(13)	2.70%	2.70%	2.63%	2.38	%(13)
Net investment income (loss) to average net assets	(0.49	)%(13)	(0.08)%	0.08%	0.31%	0.41	%(13)
Portfolio turnover	244%		423%	389%	178%	54%

(1)  A portion of the investment advisory function for this fund was transferred to First Quadrant L.P. on April 8, 2009. Analytic Investors, LLC, Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this fund was transferred to Goldman Sachs Asset Management, L.P. on September 10, 2007. Analytic Investors, LLC and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

(3)  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

(4)  For the period August 1, 2009 through April 7, 2010. There were no shares outstanding from April 8, 2010 through July 31, 2010.

(5)  For the period May 19, 2006 (commencement of issuance) through July 31, 2006.

(6)  For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

(7)  For the period July 23, 2008 (recommencement of issuance) through July 31, 2008.

(8)  For the period April 3, 2006 (commencement of issuance) through July 26, 2006. There were no shares outstanding from July 27, 2006 through July 22, 2008.

(9)  Calculated using the average shares method.

(10)  Amount represents less than $0.005 per share.

(11)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(12)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

(13)  Annualized.

UBS Global Asset Management
164

	Class C
	Years ended July 31,					Period ended July 31,
	2010	2009(1)	2008(2)		2007	2006(6)
Net asset value, beginning of period	$8.64	$10.34	$11.20		$9.91	$9.97
Net investment income (loss)(9)	(0.06)	(0.01)	0.01		0.05	0.02
Net realized and unrealized gains (losses)	0.39	(1.62)	(0.64)		1.26	(0.08)
Net increase (decrease) from operations	0.33	(1.63)	(0.63)		1.31	(0.06)
Dividends from net investment income	—	—	(0.05)		(0.02)	—
Distributions from net realized gains	—	(0.07)	(0.18)		—	—
Total dividends and distributions	—	(0.07)	(0.23)		(0.02)	—
Net asset value, end of period	$8.97	$8.64	$10.34		$11.20	$9.91
Total investment return(11)	3.70%	(15.61)%	(5.67)%		13.23%	(0.60)%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,887	$6,565	$7,921		$3,843	$302
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.75%	2.96%	3.16	%(12)	3.28%	2.84	%(13)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.75%	2.96%	3.16%		3.45%	4.35	%(13)
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.70%	2.70%	2.67	%(12)	2.65%	2.40	%(13)
Net investment income (loss) to average net assets	(0.72)%	(0.08)%	0.08%		0.56%	0.66	%(13)
Portfolio turnover	244%	423%	389%		178%	54%

	Class Y
	Years ended July 31,			Period ended July 31,		Period ended July 31,
	2010		2009(1)	2008(2)(7)		2006(8)
Net asset value, beginning of period	$8.80		$10.51	$10.52		$10.00
Net investment income (loss)(9)	0.03		0.08	(0.00	)(10)	0.06
Net realized and unrealized gains (losses)	0.40		(1.66)	(0.01)		(0.20)
Net increase (decrease) from operations	0.43		(1.58)	(0.01)		(0.14)
Dividends from net investment income	(0.04)		(0.06)	—		—
Distributions from net realized gains	—		(0.07)	—		—
Total dividends and distributions	(0.04)		(0.13)	—		—
Net asset value, end of period	$9.19		$8.80	$10.51		$9.86
Total investment return(11)	4.83%		(14.81)%	(0.10)%		(1.40)%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,977		$13,707	$57,552		$—
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.76	%(12)	1.95%	2.52	%(13)	1.76	%(13)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.76%		1.98%	2.69	%(13)	2.34	%(13)
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.70	%(12)	1.70%	1.70	%(13)	1.41	%(13)
Net investment income (loss) to average net assets	0.37%		0.95%	(1.77	)%(13)	1.94	%(13)
Portfolio turnover	244%		423%	389%		54%

UBS Global Asset Management
165

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647-1568 with any questions or concerns regarding your Personal Information or this privacy notice.

If you want more information about the funds, the following documents are available free upon request:

Annual/semiannual reports:

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year. Each fund makes its annual and semiannual reports available free on its Web site at http://www.ubs.com.

Statement of additional information (SAI):

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and the SAI by contacting the funds directly at 1-800-647 1568. You may also request other information about the funds and make shareholder inquiries via this number. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the advisor has not made the SAI available on its Web site.

You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-551 8090. You can get copies of reports and other information about the funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or

•  Free from the EDGAR Database on the SEC's Internet Web site at: http://www.sec.gov.

PACE Select Advisors Trust

Investment Company Act File No. 811-8764

© 2010 UBS Global Asset Management (US) Inc.
All rights reserved.

PACE® Select Advisors Trust

Prospectus

November 28, 2010

PACE® Money Market Investments

PCEXX

PACE® Government Securities Fixed Income Investments

PCGTX

PACE® Intermediate Fixed Income Investments

PCIFX

PACE® Strategic Fixed Income Investments

PCSIX

PACE® Municipal Fixed Income Investments

PCMNX

PACE® International Fixed Income Investments

PCGLX

PACE® High Yield Investments

PHYPX

PACE® Large Co Value Equity Investments

PCLVX

PACE® Large Co Growth Equity Investments

PCLCX

PACE® Small/Medium Co Value Equity Investments

PCSVX

PACE® Small/Medium Co Growth Equity Investments

PCSGX

PACE® International Equity Investments

PCIEX

PACE® International Emerging Markets Equity Investments

PCEMX

PACE® Global Real Estate Securities Investments

PREQX

PACE® Alternative Strategies Investments

PASPX

This prospectus offers Class P shares of the fifteen funds in the PACE Select Advisors Trust ("Trust") to participants in the PACESM Select Advisors Program. The PACE Select Advisors Program and these funds are designed to assist you in devising an asset allocation strategy to meet your individual needs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC insured. May lose value. No bank guarantee.

PACE Select Advisors Trust

Contents

The funds

What every investor should know about the funds

Fund summaries

PACE Money Market Investments	Page 5

PACE Government Securities Fixed Income Investments	Page 8

PACE Intermediate Fixed Income Investments	Page 12

PACE Strategic Fixed Income Investments	Page 16

PACE Municipal Fixed Income Investments	Page 20

PACE International Fixed Income Investments	Page 24

PACE High Yield Investments	Page 28

PACE Large Co Value Equity Investments	Page 32

PACE Large Co Growth Equity Investments	Page 36

PACE Small/Medium Co Value Equity Investments	Page 40

PACE Small/Medium Co Growth Equity Investments	Page 44

PACE International Equity Investments	Page 48

PACE International Emerging Markets Equity Investments	Page 52

PACE Global Real Estate Securities Investments	Page 57

PACE Alternative Strategies Investments	Page 62

More information about the funds

Investment objectives and principal strategies	Page 69

—PACE Money Market Investments	Page 69

—PACE Government Securities Fixed Income Investments	Page 70

—PACE Intermediate Fixed Income Investments	Page 72

—PACE Strategic Fixed Income Investments	Page 74

—PACE Municipal Fixed Income Investments	Page 76

—PACE International Fixed Income Investments	Page 77

—PACE High Yield Investments	Page 79

—PACE Large Co Value Equity Investments	Page 80

—PACE Large Co Growth Equity Investments	Page 82

—PACE Small/Medium Co Value Equity Investments	Page 85

—PACE Small/Medium Co Growth Equity Investments	Page 87

—PACE International Equity Investments	Page 89

—PACE International Emerging Markets Equity Investments	Page 91

—PACE Global Real Estate Securities Investments	Page 93

—PACE Alternative Strategies Investments	Page 95

Additional information about investment objectives, principal risks and investment strategies	Page 99

UBS Global Asset Management
2

PACE Select Advisors Trust

Your investment

Information for managing your fund account

Managing your fund account	Page 108

—Buying shares	Page 108

—The PACESM Select Advisors Program	Page 108

—Selling shares	Page 109

—Additional information about your account	Page 110

—Market timing	Page 111

—Redemption fee	Page 112

—Pricing and valuation	Page 113

Additional information

Additional important information about the funds

Management	Page 115

Other information	Page 130

Dividends and taxes	Page 130

Disclosure of portfolio holdings	Page 131

Financial highlights	Page 133

Appendix A	Page A-1

Where to learn more about the funds	Back cover

The funds are not complete or balanced investment programs.

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PACE Money Market Investments
Fund summary

Investment objective

Current income consistent with preservation of capital and liquidity.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.25%
Distribution and/or service (12b-1) fees	None
Other expenses† (includes administration fee of 0.10%)	0.64
Total annual fund operating expenses	0.89
Management fee waiver/expense reimbursements††	0.29
Total annual fund operating expenses after fee waiver and/or expense reimbursements††	0.60

†  "Other expenses" have been restated to reflect current fees. They do not include the fees associated with the US Treasury Temporary Guarantee Program for Money Market Funds, which terminated on September 18, 2009. If those fees were included, other expenses would be 0.65% and the total annual fund operating expenses after fee waiver and/or expense reimbursements would be 0.61%.

††  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.60%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$263	$868	$1,498	$3,193

Principal strategies
Allowable securities

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

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Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

Interest rate risk: The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. However, because the fund's foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund's investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. The fund's past performance is not necessarily an indication of how the fund will perform in the future. Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)	(1.85)%	0.80%	0.67%

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager and investment advisor.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement

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account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Government Securities Fixed Income Investments
Fund summary

Investment objective

Current income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.52%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.36
Total annual fund operating expenses	0.88
Management fee waiver/expense reimbursements†	0.11
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	0.77

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 28, 2011 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Pacific Investment Management Company LLC, the fund's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.77%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$280	$881	$1,509	$3,197

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 1,065% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund invests in US government bonds and other bonds of varying maturities, but normally limits its portfolio "duration" to within two years (plus or minus) of the effective duration of the fund's benchmark index, which as of November 18, 2010 was 3.45 years. Duration is a measure of the fund's exposure to interest

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rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government fixed income securities. There are different types of government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund may also invest in investment grade bonds of non-government issuers, including those backed by mortgages or other assets. These bonds generally have one of the two highest credit ratings, although the fund may invest to a limited extent in bonds with the third highest credit rating (or unrated bonds of equivalent quality).

The fund may invest in "to be announced" or "TBA" securities which are mortgage-backed securities that usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities. The fund may also invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may hold or purchase TBA securities with one coupon and short sell TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed securities and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

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Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Swap agreement risk: The fund may enter into credit, total return, equity, interest rate, index, currency and variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

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Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	7.93%	3.22%	4.08%
Return after taxes on distributions	5.19	1.33	2.20
Return after taxes on distributions and sale of fund shares	5.32	1.65	2.36
Barclays Capital US Mortgage- Backed Securities Index	5.89	5.78	6.46
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. PIMCO serves as the fund's investment advisor.

Portfolio manager

•  W. Scott Simon, Managing Director of PIMCO, has been the portfolio manager of the fund since January 2003.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Intermediate Fixed Income Investments
Fund summary

Investment objective

Current income, consistent with reasonable stability of principal.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.43%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.30
Total annual fund operating expenses	0.73
Management fee waiver/expense reimbursements†	0.05
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	0.68

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.68%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$271	$843	$1,440	$3,057

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 974% of the average value of its portfolio.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit,

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Eurodollar bonds and Yankee bonds). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund limits its investments to bonds that are investment grade at the time of purchase. The fund also may invest in preferred stocks.

The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average maturity of approximately three to ten years. It normally limits its overall portfolio "duration" to between two and four and one-half years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies of developed countries. The fund may use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy (e.g., to obtain certain types of investment exposure) or to help manage portfolio risks (e.g., to hedge currency risk and manage the fund's duration and yield curve exposure).

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. BlackRock Financial Management, Inc. ("BlackRock") currently serves as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may

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rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true for the period prior to July 29, 2002, which is the date on which BlackRock assumed day-to-day management of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	7.33%	2.05%	2.29%
Return after taxes on distributions	5.76	0.63	0.67
Return after taxes on distributions and sale of fund shares	4.74	0.91	0.97
Barclays Capital US Intermediate Government/Credit Index	5.24	4.66	5.92
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. BlackRock serves as the fund's investment advisor.

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Portfolio managers

•  Brian Weinstein, Managing Director of BlackRock, has been a portfolio manager of the fund since July 2010.

•  Matthew Marra, Managing Director of BlackRock, has been a portfolio manager of the fund since July 2002.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Strategic Fixed Income Investments
Fund summary

Investment objective

Total return consisting of income and capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.51%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.36
Total annual fund operating expenses	0.87
Management fee waiver/expense reimbursements†	0.06
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	0.81

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.81%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$284	$883	$1,508	$3,191

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 239% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within two years (plus or minus) of the effective duration of the fund's benchmark index, which as of November 18, 2010 was 5.51 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

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Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may invest in preferred securities. The fund may use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the

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absence of accurate information about emerging market issuers.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Swap agreement risk: The fund may enter into credit, total return, equity, interest rate, index, currency and variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	12.83%	3.98%	4.98%
Return after taxes on distributions	10.82	1.82	2.94
Return after taxes on distributions and sale of fund shares	8.28	2.14	3.06
Barclays Capital US Government/ Credit Index	4.52	4.71	6.34
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. PIMCO serves as the fund's investment advisor.

Portfolio manager

•  Saumil H. Parikh, Executive Vice President, has been the portfolio manager of the fund since June 2009.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Municipal Fixed Income Investments
Fund summary

Investment objective

High current income exempt from federal income tax.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.44%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.30
Total annual fund operating expenses	0.74
Management fee waiver/expense reimbursements†	0.06
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	0.68

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.68%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$271	$845	$1,444	$3,066

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT) so that not more than 25% of its interest income will be subject to the AMT, and invests in these bonds when

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its investment advisor believes that they offer attractive yields relative to similar municipal bonds that are not subject to the AMT.

The fund normally limits its portfolio "duration" to between three and seven years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Standish Mellon Asset Management Company LLC ("Standish") currently serves as the fund's investment advisor. In deciding which securities to buy for the fund, Standish seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities, by using credit research and valuation analysis and monitoring the relationship of the municipal yield curve to the treasury yield curve. Standish also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities (1) if it identifies more attractive investment opportunities within its investment criteria; (2) with weakening credit profiles; or (3) to adjust the average duration of the fund's portfolio.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic environment.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Related securities concentration risk: Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support

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for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true for the period prior to June 1, 2000, which is the date on which Standish (or its predecessor in interest) assumed day-to-day management of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	7.95%	1.42%	2.32%
Return after taxes on distributions	7.95	1.42	2.32
Return after taxes on distributions and sale of fund shares	6.44	1.71	2.52
Barclays Capital US Municipal 3-15 Year Blend Index	9.46	4.49	5.60
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Standish serves as the fund's investment advisor.

Portfolio manager

•  Christine L. Todd, Executive Vice President of Standish, has been the portfolio manager of the fund since June 2000.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

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Tax information

The dividends and distributions you receive from the fund generally are not subject to federal income tax. If the fund distributes any capital gains, those capital gains would be taxable. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE International Fixed Income Investments
Fund summary

Investment objective

High total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.50
Total annual fund operating expenses	1.15
Management fee waiver/expense reimbursements†	0.15
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	1.00

†   The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 28, 2011 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners plc, the fund's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.00%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$303	$958	$1,637	$3,447

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 67% of the average value of its portfolio.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), US government bonds, and bonds of US or non-US private issuers. While the fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. The fund invests primarily in

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high-grade bonds of governmental and private issuers in developed countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade and emerging market securities.

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks. This includes investing in credit default swaps and inflation-linked swaps as part of managing the fund's assets.

There are different types of US government securities, including those issued or guaranteed by the US government, its agencies and its instrumentalities, and they have different types of government support. Some are supported by the full faith and credit of the US, while others are supported by (1) the ability of the issuer to borrow from the US Treasury; (2) the credit of the issuing agency, instrumentality or government-sponsored entity; (3) pools of assets, such as mortgages; or (4) the US government in some other way.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Rogge Global Partners plc ("Rogge Global Partners") currently serves as the fund's investment advisor. Rogge Global Partners seeks to invest in bonds of financially healthy entities because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries, and an optimization model to help determine country, currency and duration positions for the fund. Rogge Global Partners generally sells securities (1) that no longer meet these selection criteria; (2) when it identifies more attractive investment opportunities; or (3) to adjust the average duration of the fund assets it manages.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share

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price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Prepayment risk: The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true for the period between October 10, 2000 and August 22, 2007, when Rogge Global Partners and another investment advisor each was responsible for managing a separate portion of the fund's assets. Prior to October 10, 2000, Rogge Global Partners was responsible for managing all the fund's assets. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	7.94%	2.02%	3.71%
Return after taxes on distributions	5.55	0.04	1.93
Return after taxes on distributions and sale of fund shares	5.13	0.56	2.15
Barclays Capital Global Aggregate ex US Index	7.53	4.25	6.47
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Rogge Global Partners serves as the fund's investment advisor.

Portfolio managers

•  Olaf Rogge, Co-Chief Investment Officer of Rogge Global Partners, has been a portfolio manager of the fund since the fund's inception in August 1995.

•  John Graham, Director, Portfolio Manager and Analyst of Rogge Global Partners, has been a portfolio manager of the fund since the fund's inception in August 1995.

•  Richard Bell, Co-Chief Investment Officer of Rogge Global Partners, has been a portfolio manager of the fund since the fund's inception in August 1995.

•  Adrian James, Director, Portfolio Manager and Analyst of Rogge Global Partners, has been a portfolio manager of the fund since the fund's inception in August 1995.

•  Malie Conway, Portfolio Manager of Rogge Global Partners, has been a portfolio manager of the fund since August 1998.

•  Francesc Balcells, Head of Emerging Markets Portfolio Management of Rogge Global Partners, has been a portfolio manager of the fund since July 2010.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE High Yield Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.49
Total annual fund operating expenses	1.19
Management fee waiver/expense reimbursements†	0.09
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	1.10

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.10%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$313	$975	$1,661	$3,488

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds").

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard

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28

and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may invest in a number of different countries throughout the world, including the US.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. MacKay Shields LLC ("MacKay Shields") currently serves as the fund's investment advisor. MacKay Shields attempts to deliver attractive risk adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large potential gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the fund's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle and with lower volatility through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market. MacKay Shields anticipates that under normal circumstances the fund's average duration will be within +/- 25% of that of the BofA Merrill Lynch Global High Yield Index. This index ordinarily has a duration of between 4 and 5 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry,

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29

or sector of the economy, or it may affect the market as a whole.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund's manager and investment advisor may play a greater role in the valuation of the securities due to reduced availability of reliable objective pricing data.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	Life of Class
Class P (4/10/06)
Return before taxes	47.87%	5.67%
Return after taxes on distributions	43.34	2.89
Return after taxes on distributions and sale of fund shares	30.61	3.13
BofA Merrill Lynch Global High Yield Index (hedged in USD)	60.70	7.28
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. MacKay Shields serves as the fund's investment advisor.

Portfolio managers

•  Dan Roberts, Senior Managing Director of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

•  Taylor Wagenseil, Managing Director and Co-Head of High Yield Portfolio Management of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

•  Michael Kimble, Managing Director and Co-Head of High Yield Portfolio Management of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

•  Lou Cohen, Managing Director and Director of Research of MacKay Shields, has been a portfolio manager of the fund since the fund's inception in April 2006.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase

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Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Large Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation and dividend income.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.30
Total annual fund operating expenses	0.95

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$298	$913	$1,552	$3,271

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies (that is, companies with a total market capitalization of $3.0 billion or greater at the time of purchase). The fund seeks income primarily from dividend paying stocks.

The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings (IPOs) and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), selects investment advisors for the fund, subject to approval of the fund's board. Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena") currently serve as the fund's investment advisors. The

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relative value of each investment advisor's share of the fund's assets may change over time.

ICAP's investment process involves the use of its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values, and ICAP seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. ICAP also considers the dividend yield as a component of total returns when evaluating the attractiveness of a security. ICAP focuses on what it believes are the key investment variables (catalysts) that could potentially impact the security's market value. These catalysts are primarily company specific, such as a new product, restructuring or change in management, but occasionally the catalyst can be thematic (e.g., dependent on macroeconomic or industry trends). After a review of stock recommendations, ICAP's portfolio management team determines whether to add the stock to the portfolio or to monitor it for future purchase.

ICAP continuously monitors each security and evaluates whether to eliminate it when its price target is achieved, the catalyst becomes inoperative or another stock offers a greater opportunity.

Westwood's strategy utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

Pzena's strategy follows a disciplined investment process to implement its value philosophy, by focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether such underperformance is temporary or permanent. Pzena looks for companies where: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated

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with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. ICAP and Westwood each assumed day-to-day management of a separate portion of the fund's assets on July 1, 2000. Pzena assumed day-to-day management of another portion of the fund's assets on May 27, 2008. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	24.69%	(0.95)%	0.15%
Return after taxes on distributions	24.47	(2.09)	(0.59)
Return after taxes on distributions and sale of fund shares	16.33	(0.81)	0.05
Russell 1000 Value Index	19.69	(0.25)	2.47
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. ICAP, Westwood and Pzena serve as the fund's investment advisors.

Portfolio managers

•  ICAP—Jerrold K. Senser, Chief Executive Officer and Chief Investment Officer, and Thomas R. Wenzel, Executive Vice President and Director of Research, have been portfolio managers of the fund since July 2000.

•  Westwood—Susan M. Byrne, Chief Investment Officer and Chairman of the Board of Directors, has been a portfolio manager of the fund since July 2000.

•  Pzena—Richard S. Pzena, Managing Principal and Co-Chief Investment Officer, John P. Goetz, Managing Principal and Co-Chief Investment Officer, and Antonio DeSpirito, III, Principal and Portfolio Manager of the Large Cap Value and Value Strategies, have been portfolio managers of the fund since May 2008.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase

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Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Large Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.69%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.30
Total annual fund operating expenses	0.99

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$302	$924	$1,572	$3,308

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 91% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies (that is, companies with a total market capitalization of $3.0 billion or greater at the time of purchase). Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may also invest, to a lesser extent, in other securities such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities, which may trade either within or outside the US. The fund may use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

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Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Marsico Capital Management, LLC ("Marsico"), Wellington Management Company, LLP ("Wellington Management"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Marsico's investment strategy combines "top-down" macro-economic analysis with "bottom-up" stock selection. The top-down analysis seeks to identify sectors, industries and companies that may benefit from overall trends Marsico has observed. Marsico then applies the bottom-up stock selection to locate individual companies or securities with earnings growth potential that may not be recognized by the market at large.

Wellington Management's strategy seeks long-term total returns above the Russell 1000 Growth Index by investing in companies that it believes are well positioned to benefit from long-lasting trends and have structural advantages to maintaining their position. It applies in-depth fundamental research seeking to identify change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies they evaluate.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. It uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware tends to hold a relatively focused portfolio with a limited number of stocks.

Roxbury's strategy employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital, as well as companies with management teams with a proven ability to maximize shareholder value. Roxbury evaluates companies as private entities to determine their intrinsic worth and uses scenario analysis to determine a "margin of safety," or discount to intrinsic value, as a means of protecting capital. Roxbury typically sells a stock if (1) the market price exceeds Roxbury's estimate of intrinsic value; (2) the company's fundamentals fall short of Roxbury's investment thesis; or (3) when there are more attractive investment alternatives. Roxbury may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant weights in a sector.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. In addition, many types of swaps and non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or

UBS Global Asset Management
37

valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Initial public offerings risk: The purchase of shares issued in IPOs may expose the fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. Marsico assumed responsibility for managing a separate portion of the fund's assets on September 16, 2002. Wellington Management assumed responsibility for managing a separate portion of the fund's assets on June 1, 2007. Delaware assumed responsibility for managing a separate portion of the fund's assets on December 5, 2007. Roxbury assumed responsibility for managing a separate portion of the fund's assets on May 25, 2010. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	31.08%	(1.11)%	(6.24)%
Return after taxes on distributions	30.99	(1.23)	(6.55)
Return after taxes on distributions and sale of fund shares	20.32	(0.92)	(5.01)
Russell 1000 Growth Index	37.21	1.63	(3.99)
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Marsico, Wellington Management, Delaware and Roxbury serve as the fund's investment advisors.

Portfolio managers

•  Marsico—Thomas F. Marsico, Chief Investment Officer, A. Douglas Rao, Portfolio Manager and Senior Analyst, and Coralie Witter, Portfolio Manager and Senior Analyst, have been portfolio managers of the fund since September 2002, February 2010 and November 2010, respectively.

•  Wellington Management—Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager, has been a portfolio manager of the fund since June 2007.

•  Delaware—Jeffrey S. Van Harte, Senior Vice President and Chief Investment Officer, Christopher J. Bonavico, Vice President, Senior Portfolio Manager and Equity Analyst, Daniel J. Prislin, Vice President, Senior Portfolio Manager and Equity Analyst, and Christopher M. Ericksen, Vice President, Portfolio Manager and Equity Analyst, have been portfolio managers of the fund since December 2007.

•  Roxbury—Brian L. Massey and Silas A. Myers, each a Portfolio Manager, have been portfolio managers of the fund since May 2010.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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39

PACE Small/Medium Co Value Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.55
Total annual fund operating expenses	1.25
Management fee waiver/expense reimbursements†	0.09
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	1.16

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.16%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$319	$993	$1,690	$3,543

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 81% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings (P/E) ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies

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(that is, companies with a total market capitalization of less than $6.0 billion at the time of purchase). The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Systematic Financial Management, L.P. ("Systematic") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Buckhead utilizes a fundamental, bottom-up, research-driven investment process that is designed to identify companies that it believes (1) are attractively valued; (2) have strong underlying fundamental characteristics; and (3) likely have one or more catalysts that are expected to drive their share prices higher. Buckhead seeks to build concentrated portfolios (typically 35-50 holdings) with the largest positions in those companies that it believes have the highest likelihood of outperforming the market and/or the fund's benchmark. In general, securities will be sold if: (1) the stock's price reaches a certain price level determined by Buckhead; (2) the stock's issuer undergoes a change that makes the holding of the stock inconsistent with Buckhead's strategy; and/or (3) a more attractive investment opportunity is identified. Additionally, if a security's price appreciates such that it accounts for more than 5% of Buckhead's segment of the fund, a portion of the holding generally will be sold to remain below that threshold.

MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" and attempts to identify companies selling below intrinsic value with one or more clear catalysts to realize full value within the investment time horizon (typically two to four years). MetWest Capital utilizes a bottom-up, fundamental, research-driven, low-risk style that it believes is ideally suited to the small cap market segment, along with a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies in high-quality stocks.

Systematic employs an investment approach that utilizes (1) quantitative screening of all companies within the small/mid capitalization universe and (2) fundamental research, which seeks to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit. By focusing only on companies whose fundamentals are improving, as confirmed by Systematic's research analysis and as evidenced by a positive earnings surprise, Systematic's process seeks to avoid the chances of buying stocks that have experienced significant price depreciation and, as a result, are mistaken as value stocks. Systematic is expected to typically invest in 60 to 90 securities, with a market capitalization range generally consistent with that of the fund's benchmark.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry,

UBS Global Asset Management
41

or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. On October 1, 2005, MetWest Capital assumed day-to-day management of a portion of the fund's assets. On May 28, 2009, Buckhead and Systematic each assumed responsibility for managing a separate portion of the fund's assets. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	33.48%	(2.28)%	4.16%
Return after taxes on distributions	33.43	(3.48)	3.15
Return after taxes on distributions and sale of fund shares	21.82	(1.97)	3.49
Russell 2500 Value Index	27.68	0.84	8.18
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Buckhead, MetWest Capital and Systematic serve as the fund's investment advisors.

Portfolio managers

•  Buckhead—Matthew D. Reams, Portfolio Manager and Partner, and David S. Griffin, Portfolio Manager, have been portfolio managers of the fund since May 2009.

•  MetWest Capital—Samir Sikka, Managing Director, has been a portfolio manager of the fund since February 2007.

•  Systematic—Ronald M. Mushock, Partner and Portfolio Manager, and D. Kevin McCreesh, Chief Investment Officer and Partner, have been portfolio managers of the fund since May 2009.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in

UBS Global Asset Management
42

the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Global Asset Management
43

PACE Small/Medium Co Growth Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.53
Total annual fund operating expenses	1.23
Management fee waiver/expense reimbursements†	0.10
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	1.13

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.13%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$316	$986	$1,679	$3,524

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 133% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies (that is, companies with a total

UBS Global Asset Management
44

market capitalization of less than $6.0 billion at the time of purchase). Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities, which may trade either within or outside the US.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade") and Riverbridge Partners, LLC ("Riverbridge") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock believes that incremental margin expansion and proven management are key factors that propel a company's growth. Copper Rock will typically hold 70 to 90 equity positions that are diversified across sectors and industries. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics, and attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

Palisade seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that the small and mid cap market is inherently less efficient than the large cap market, and attempts to gain an informational advantage by committing to the labor intensive process of conducting bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains. Palisade places heavy emphasis on the effectiveness of a small/mid cap company's management team and seeks direct access to a variety of each company's key decision-makers.

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund

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may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. Riverbridge assumed day-to-day management of a portion of the fund's assets on October 1, 2005. Copper Rock assumed responsibility for managing a separate portion of the fund's assets on March 1, 2007. Palisade assumed day-to-day management of a separate portion of the fund's assets on February 2, 2009. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	37.45%	(1.43)%	(2.07)%
Return after taxes on distributions	37.45	(2.60)	(3.48)
Return after taxes on distributions and sale of fund shares	24.34	(1.32)	(2.03)
Russell 2500 Growth Index	41.66	2.00	(0.18)
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Copper Rock, Palisade and Riverbridge serve as the fund's investment advisors.

Portfolio managers

•  Copper Rock—Tucker Walsh, Chief Executive Officer, has been a portfolio manager of the fund since March 2007.

•  Palisade—Sammy Oh, Senior Portfolio Manager, has been a portfolio manager of the fund since October 2005.

•  Riverbridge—Mark Thompson, Chief Investment Officer, has been a portfolio manager of the fund since October 2005.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed

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account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE International Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.79%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.39
Total annual fund operating expenses	1.18

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$321	$980	$1,664	$3,485

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in (1) stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy, and (2) securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment

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advisors for the fund, subject to approval of the fund's board. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle, using (1) a value-oriented dividend discount methodology toward individual securities and (2) market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and their current discounted worth and then compares the values of different possible investments. Currency returns can be an integral component of an investment's total return, and Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

J.P. Morgan manages two separate segments of the fund's assets, utilizing distinct investment strategies and portfolio management for each. In managing one segment of the fund's assets, the International Research Enhanced Index Strategy segment ("International REI" segment), J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics and maintain regional weights and sector/industry weights that are close to those of the fund's benchmark, while also capitalizing on the firm's proprietary research capabilities in seeking to generate outperformance. The strategy is driven by valuation based fundamental analysis focused on normalized earnings and earnings growth. Stock selection is the focus, and is expected to be the primary source of added value.

In managing the second segment of the fund's assets, the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment), J.P. Morgan uses an active equity strategy. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation.

Martin Currie uses a fully integrated international investment process, in which it compares and ranks stock opportunities across the whole investment universe. Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock MatrixTM. Martin Currie has a highly active 'conviction' approach, seeking the best opportunities for growth across global stock markets. It believes change, which it attempts, to identify, evaluate and exploit at an early stage, is the central dynamic behind stock price movement. This means recognizing change at company level (management changes, product strategies, acquisitions, etc.) and at macro level (legislative changes, economic prospects, sector dynamics, etc.).

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

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Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. In addition, many types of swaps and non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Investment company risk: Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. Mondrian and J.P. Morgan (with respect to the International REI segment) each assumed day-to-day management of a separate portion of the fund's assets on April 1, 2004. J.P. Morgan assumed day-to-day management of a second, separate portion (the EAFE Opportunities segment) of the fund's assets on November 8, 2010. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	23.31%	0.78%	(2.55)%
Return after taxes on distributions	22.90	(0.21)	(3.23)
Return after taxes on distributions and sale of fund shares	15.69	0.82	(2.10)
MSCI EAFE Index (net)	31.78	3.54	1.17
(Index reflects no deduction for fees and expenses.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager.

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50

Mondrian, J.P. Morgan and Martin Currie serve as the fund's investment advisors.

Portfolio managers

•  Mondrian—Elizabeth A. Desmond, Chief Investment Officer of International Equities, Nigel G. May, Deputy Chief Executive Officer, and Emma R.E. Lewis, Senior Portfolio Manager, have been portfolio managers of the fund since July 2009, April 2004 and April 2004, respectively.

•  J.P. Morgan (International REI segment)—Beltran Lastra, Head of International Structured Equity, and Jaco Venter, Portfolio Manager, have been portfolio managers of the fund since April 2004 and December 2004, respectively.

•  J.P. Morgan (EAFE Opportunities segment)—Jeroen Huysinga, Managing Director and a Portfolio Manager in the Global Equity Team, has been a portfolio manager of the fund since November 2010.

•  Martin Currie—James Fairweather, Chief Investment Officer, has been a portfolio manager of the fund since August 1995.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE International Emerging Markets Equity Investments
Fund summary

Investment objective

Capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.85
Total annual fund operating expenses	1.85

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$387	$1,175	$1,981	$4,079

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries, which may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in (1) bonds, including up to 10% of its total assets in bonds that are below investment grade, which are commonly known as "junk bonds," and (2) securities of other investment

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companies that invest in emerging markets. The fund may use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Mondrian Investment Partners Limited ("Mondrian"), Gartmore Global Partners ("GGP"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle, using (1) a value-oriented dividend discount methodology toward individual securities and (2) market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and their current discounted worth, and then compares the values of different possible investments. Currency returns can be an integral component of an investment's total return, and Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

GGP's investment strategy involves seeking out companies with prospects for earnings potential that the market has underestimated and avoiding those companies where future earnings are likely to disappoint. GGP generates proprietary research to form an independent perspective, which is used as the basis of its assessment of intrinsic value. GGP then compares its assessment of intrinsic value to the market's and invests in companies where it believes the market has underestimated the prospects for earnings potential. In the process, GGP engages in stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises. GGP adopts a team based active management approach focusing on bottom-up stock picking within a risk-controlled environment, managing risk on four levels: stock, sector, country and portfolio level.

Delaware selects growth-oriented and value-oriented investments, based on its assessment of how an investment's market price compares to its intrinsic value. Strong management and sustainable business franchise are also key considerations. When selecting growth-oriented securities, Delaware typically seeks companies with high growth caused by long-term economic factors, which may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, Delaware typically seeks companies with lower valuations caused by cyclical economic factors or temporary changes in business operations. In order to compare the value of different stocks, Delaware estimates the current value of the anticipated future income stream of a stock and considers whether its future income stream is expected to increase faster than, slower than, or in line with the level of inflation. For investments in emerging countries, there may be less information available for Delaware to use in making this analysis than is available for investments in more developed countries. Currency analysis is also an important part of Delaware's intrinsic valuation exercise.

Pzena follows a disciplined investment process to implement its value philosophy. Applying intensive fundamental research, Pzena looks for companies where, in its opinion: (1) the current market price is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the reasons behind the earnings shortfall are temporary; (4) management has a viable strategy to generate earnings recovery; and/or (5) there is meaningful downside protection in case the earnings recovery does not materialize. Pzena typically invests prior to the emergence of an identifiable earnings catalyst, while a company's near-term earnings lack clarity and its share price is undervalued, because waiting for the catalyst to emerge before making the investment can result in missing the initial stock price appreciation. Pzena thus seeks to capture this initial stock price appreciation, which Pzena believes will generally provide adequate compensation for its longer holding period (on average three years).

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally

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fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Geographic concentration risk: To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. In addition, many types of swaps and non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Investment company risk: Investments in open- or closed-end investment companies involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would

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be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. GGP assumed day-to-day management of a separate portion of the fund's assets on August 2, 2002. Mondrian assumed day-to-day management of a portion of the fund's assets on September 28, 2004. Delaware and Pzena each assumed day-to-day management of a separate portion of the fund's assets on November 4, 2010. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)
Return before taxes	60.87%	10.29%	3.24%
Return after taxes on distributions	60.55	8.02	2.18
Return after taxes on distributions and sale of fund shares	39.97	8.53	2.61
MSCI Emerging Markets Index	79.02	15.88	10.11
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Mondrian, GGP, Delaware and Pzena serve as the fund's investment advisors.

Portfolio managers

•  Mondrian—Robert Akester, Senior Portfolio Manager, Ginny Chong, Senior Portfolio Manager, and Gregory Halton, Portfolio Manager, have been portfolio managers of the fund since September 2004, September 2004 and July 2006, respectively.

•  GGP—Christopher Palmer, Head of the Global Emerging Markets Team, has been a portfolio manager of the fund since June 2006.

•  Delaware—Liu-Er Chen, Senior Vice President and Chief Investment Officer—Emerging Markets and Healthcare, has been a portfolio manager of the fund since November 2010.

•  Pzena—John P. Goetz, Managing Principal, Co-Chief Investment Officer and Portfolio Manager, Caroline Cai, Principal and Portfolio Manager of EAFE, European, Emerging Markets and Global Value, and Allison Fisch, Principal, Portfolio Manager of Emerging Markets Value and Senior Research Analyst, have been portfolio managers of the fund since November 2010.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

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Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Global Real Estate Securities Investments
Fund summary

Investment objective

Total return.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	1.21
Total annual fund operating expenses	1.91
Management fee waiver/expense reimbursements†	0.71
Total annual fund operating expenses after fee waiver and/or expense reimbursements†	1.20

†  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.20%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$323	$1,128	$1,950	$4,086

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 117% of the average value of its portfolio.

Principal strategies
Allowable securities

The fund seeks to achieve its objective by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry, which may include common shares, preferred shares and units of beneficial interest in real estate companies (inclusive of REITs).

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The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund may have a significant exposure to non-US securities depending upon an investment advisor's investment decisions.

The fund may engage in "short-selling," where the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return it to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. ING Clarion Real Estate Securities, LLC ("ING CRES") and Brookfield Investment Management Inc. ("Brookfield") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

ING CRES uses a multi-step investment process for constructing the investment portfolio, combining top-down region and sector allocation with bottom-up individual stock selection. First, ING CRES selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, ING CRES uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers, which includes the analysis of several factors within three broad groupings: (1) value and property; (2) capital structure; and (3) management and strategy.

Brookfield intends to achieve total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry, including REITs, real estate operating companies and companies whose values are significantly affected by their real estate holdings. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology, taking into account short-term considerations (such as temporary market mispricing) and long-term considerations (such as values of assets and cash flows).

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Real estate industry risk: An investment in the fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The values of securities of companies in the real estate industry, which is sensitive to economic downturns, may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real estate investment trust risk: The performance of equity and mortgage REITs depends on how well each REIT manages its properties. Equity REITs, which invest directly in real estate properties and property developers, may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs, which specialize in lending money to developers of properties, may be affected by the quality of any credit extended.

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate

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in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the US dollar, the value of the holding increases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, an investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes

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adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Foreign custody risk: The fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the fund's ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short term gains for shareholders, which may have an adverse impact on performance.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The FTSE NAREIT Equity REIT Index shows how the fund's performance compares to publicly traded US equity real estate investment trusts. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true for the period prior to November 17, 2009, which is the date on which ING CRES and Brookfield each assumed day-to-day management of a separate portion of the fund's assets. Prior to that, another investment advisor was responsible for managing the fund's assets. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	Life of Class
Class P (1/22/07)
Return before taxes	25.34%	(18.19)%
Return after taxes on distributions	21.46	(19.56)
Return after taxes on distributions and sale of fund shares	16.41	(15.64)
FTSE EPRA/NAREIT Developed Index	38.26	(13.52)
FTSE NAREIT Equity REIT Index	27.99	(13.83)

(Indices reflect no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. ING CRES and Brookfield serve as the fund's investment advisors.

Portfolio managers

•  ING CRES—T. Ritson Ferguson, Chief Investment Officer, Steven D. Burton, Managing Director and Portfolio Manager, and Joseph P. Smith, Managing Director and Portfolio Manager, have been portfolio managers of the fund since November 2009.

•  Brookfield—Jason Baine, Brett Ward and Bernhard Krieg, each a Global Portfolio Manager, have been portfolio managers of the fund since November 2009.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase

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Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Alternative Strategies Investments
Fund summary

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACE Select Advisors Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%
Redemption fee (as a % of the amount redeemed within 90 days of purchase, if applicable)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.30%
Distribution and/or service (12b-1) fees	None
Other expenses
Miscellaneous expenses (includes administration fee of 0.10%)	0.44
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.05
Total other expenses	0.49
Acquired fund fees and expenses†	0.01
Total annual fund operating expenses	1.80
Management fee waiver/expense reimbursements††	0.04
Total annual fund operating expenses after fee waiver and/or expense reimbursements††	1.76

†  Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" will differ from those presented in the Financial highlights.

††  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.70%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$378	$1,157	$1,954	$4,033

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 244% of the average value of its portfolio.

Principal strategies
Allowable securities

PACE Alternative Strategies Investments has a broad investment mandate that permits the fund to use an

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extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative securities in pursuing its investment objective. The fund seeks to achieve its investment objective with a low correlation to market environments for traditional asset classes and as such attempts to achieve a total rate of return which exceeds the rate of return on 3-month Treasury bills by 3.00% to 4.00%, exclusive of investment management fees, on an annualized basis over a full market cycle. The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), does not represent or guarantee that the fund will meet this return goal, and investors should be aware that, because of the fund's complex strategies and investments, an investment in the fund involves a significantly higher risk level than an investment in US Treasury bills.

The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors.

The fund may also invest extensively in derivative instruments, which are generally financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed income securities, interest rates, total return rates, currencies or currency exchange rates, commodities and related indexes. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

UBS Global AM, the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM"), First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") currently serve as the fund's investment advisors. The allocation of the fund's assets between investment advisors is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. Subject to approval by the fund's board of trustees, UBS Global AM may in the future allocate assets to additional or different investment advisors to employ other portfolio management strategies, and changes to current strategies may be made.

Analytic Investors employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the US and in foreign markets, both by direct equity investment and through derivatives. The fund buys securities "long" that Analytic Investors believes will out-perform the market, and sells securities "short" that Analytic believes will under-perform the market. This is, however, not a market neutral strategy. The fund's long-short exposure will vary over time based on Analytic Investors' assessment of market conditions and other factors.

Wellington Management employs an "opportunistic equity plus alpha strategy." This strategy is implemented by opportunistically seeking non-core equity exposures (e.g., non-US small cap, emerging markets equity and sector exposures) that Wellington Management believes are attractively valued, have positive structural characteristics in the current market environment or are expected to benefit from anticipated economic cycles. In pursuing this strategy, Wellington Management may buy and sell, directly or indirectly, (1) listed or unlisted equity securities, including common stock, convertible securities, REITs (i.e., shares of real estate investment trusts), ADRs (i.e., American Depositary Receipts) and other depositary securities, and (2) fixed income securities, including government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents and other fixed income securities. These fixed income securities may be denominated in US dollars or other currencies, and may include non-investment grade and emerging market debt issues. Wellington Management also invests in ETFs (i.e., exchange-traded funds) and derivative instruments (both exchange-traded and over-the counter), including equity index, interest rate, credit and fixed income index futures; options and options on futures; forward contracts; structured notes; swaps and swap options; and other similar instruments to gain exposure and manage risks related to non-core equity securities

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and other assets it has identified in pursuing this strategy. These derivative instruments may be related to countries, industries, broad-market indices, or similar groups of securities, and to individual currencies or groups of currencies.

In addition to the non-core equity exposures, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments, that are expected to contribute positive returns over time with respect to its portion of the fund.

First Quadrant employs a "global macro strategy." This strategy is implemented by combining several different complex investment techniques. First Quadrant uses a "tactical risk allocation" approach across global markets which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely. First Quadrant also assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives, and First Quadrant seldom holds securities "long." It uses exchange traded futures on global equity indices and government bonds, forwards, swaps and exchange traded options such as options on indices. By using derivatives, First Quadrant intends to quickly and efficiently gain market exposure to equity securities, fixed income securities, and foreign currencies, and seeks to take advantage of value (and to reduce exposure to certain risks) that it identifies in these global markets. The fund also may hold cash or invest its cash balances at such times and in any permissible investments deemed appropriate by First Quadrant.

GSAM employs a "global LIBOR plus strategy" and will seek to employ a number of diverse investment strategies and will also seek to allocate capital tactically to the strategies which it believes will offer the best opportunities. GSAM focuses mainly on the global fixed income and currency markets, across various investment grade and sub-investment grade sectors. GSAM uses financial derivative instruments to seek to obtain both net long and net short exposures in, amongst other things, interest rates, credit and currencies, and other permitted investments to generate returns or for hedging purposes.

GSAM is expected to invest mainly in (1) currencies; (2) fixed income securities, including government bonds, government agency bonds, supranational bonds, asset-backed securities, mortgage-backed securities (including non-agency mortgage-backed securities), corporate bonds (including corporate high yield bonds) and emerging market debt; and (3) financial derivative instruments, including, swaps (including interest rate swaps, credit default swaps and total return swaps), futures contracts, options, foreign currency forward contracts, reverse repurchase agreements, and may engage in other transactions involving currency and interest rate hedging, security hedging or other strategies to manage risk and to expose the fund to certain markets or securities, and these instruments and transactions may result in leverage. The fund may also hold cash or invest its cash balances at such times and in any instruments deemed appropriate by GSAM.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. It aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return, by investing in listed equity, equity-related and debt securities, including exchange traded funds, and derivatives or other instruments, both for investment and hedging purposes. The fund may take long and/or short positions, and its derivative investments (which may be used routinely) may include futures, options, swaps, and forward currency contracts.

Standard Life Investments manages its strategies dynamically over time, and will actively modify investment strategies and develop new strategies in response to additional research, changing market conditions, or other factors. Its strategies seek to deliver returns commensurate with reasonable levels of risk and tangible diversification benefits, while having both sufficient liquidity and capacity to benefit the fund in a significant way. Standard Life Investments may also hold cash or invest its cash balances in cash equivalents and short-term investments, in order to cover the derivative transactions or otherwise in its discretion.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the

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Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Aggressive investment risk: The fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Swap agreement risk: The fund may enter into credit, total return, equity, interest rate, index, currency and variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poor financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect

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the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Leverage risk associated with borrowing: The fund may borrow money from banks to purchase investments for the fund, which is a form of leverage. If the fund borrows money to purchase securities and the fund's investments decrease in value, the fund's losses will be greater than if the fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the fund would be less than if borrowing were not used.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Non-diversification risk: The fund is a non-diversified investment company, which means that the fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the fund's share price may be more volatile and the fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, an investment advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for securities, the ability of the fund to

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value the fund's securities becomes more difficult and the judgment of the fund's manager and investment advisors may play a greater role in the valuation of the securities due to reduced availability of reliable objective pricing data.

Portfolio turnover risk: The fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic environment.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by an investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The fund's benchmark was changed for the reporting period from the MSCI World Free Index (net) to the Citigroup 3-Month Treasury Bill Index in light of the investment strategies employed in pursuit of the fund's investment objective. The Barclays Capital Global Aggregate Index shows how the fund's performance compares to the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The US Consumer Price Index (CPI) shows how the fund's performance compares to a broad indicator of inflation. Life of class performance for the indices is as of Class P's inception month-end. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true for the period prior to September 11, 2007, which is the date on which GSAM assumed day-to-day management of a portion of the fund's assets. Analytic Investors and Wellington Management each has been responsible for the day-to-day management of a separate portion of the fund's assets since inception of the fund. First Quadrant assumed day-to-day management of a separate portion of the fund's assets on April 8, 2009. Standard Life Investments assumed day-to-day management of a separate portion of the fund's assets on August 5, 2010. Updated performance for the fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average annual total returns

(for the periods ended December 31, 2009)

Class (inception date)	1 year	Life of Class
Class P (4/10/06)
Return before taxes	9.48%	(2.95)%
Return after taxes on distributions	9.29	(3.27)
Return after taxes on distributions and sale of fund shares	6.21	(2.60)
Citigroup 3-Month Treasury Bill Index	0.16	2.72
(Index reflects no deduction for fees, expenses or taxes)
MSCI World Free Index (net)	29.99	(2.29)
(Index reflects no deduction for fees and expenses.)
Barclays Capital Global Aggregate Index	6.93	7.08
(Index reflects no deduction for fees, expenses or taxes.)
US Consumer Price Index (CPI)	2.72	1.91
(Index reflects no deduction for fees, expenses or taxes.)

Investment manager and advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. Analytic Investors, Wellington Management, GSAM, First Quadrant and Standard Life Investments serve as the fund's investment advisors.

Portfolio managers

•  Analytic Investors—Dennis Bein, Chief Investment Officer and Portfolio Manager, David Krider, Portfolio Manager, and Harindra de Silva, President and Portfolio Manager, have been portfolio managers of the fund since the fund's inception in 2006.

•  Wellington Management—Rick A. Wurster, Vice President and Asset Allocation Portfolio Manager, has been a portfolio manager of the fund since November 2010. Stephen A. Gorman, Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager, has been involved in portfolio management and securities analysis for the fund since November 2010.

•  GSAM—Jonathan Beinner, Managing Director and Co-Head of Global Fixed Income and Liquidity Management, and Michael Swell, Managing Director and Co-Head of Global Lead Portfolio Management, have managed the fund since September 2007 and April 2009, respectively.

•  First Quadrant—Ken Ferguson, Partner and Co-Director of Global Macro, Dori Levanoni, Partner and Co-Director of Global Macro, and Chuck Fannin, Director of Global Options Strategies, have been portfolio managers of the fund since April 2009.

•  Standard Life Investments—Guy Stern and David Millar, each an Investment Director—Multi-Asset Investing, have been portfolio managers of the fund since August 2010.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Only participants in the PACESM Select Advisors Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the Trust (which includes other funds) is $10,000 and the minimum subsequent investment in the Trust is $500.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Select Advisors Trust

More information about the funds—PACE Money Market Investments

Investment objective and principal strategies

Investment objective

Current income consistent with preservation of capital and liquidity.

Principal strategies
Allowable securities

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements designed to help it maintain a stable price of $1.00 per share. The fund's investment strategies are designed to comply with these requirements. The fund may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon UBS Global AM's assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE Government Securities Fixed
Income Investments

Investment objective and principal strategies

Investment objective

Current income.

Principal strategies
Allowable securities

The fund invests in US government bonds and other bonds of varying maturities, but normally limits its portfolio "duration" to within two years (plus or minus) of the effective duration of the fund's benchmark index, which as of November 18, 2010 was 3.45 years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government fixed income securities. Government fixed income securities include US government bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities, which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date, issued or guaranteed by US government agencies and instrumentalities.

Under normal circumstances, the fund may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the US. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration. The fund invests in other US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in government securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality (e.g., the Federal Farm Credit System and the Federal Home Loan Banks). The fund also invests, to a lesser extent, in investment grade bonds of other issuers, including those backed by mortgages or other assets. These bonds of other issuers generally have one of the two highest credit ratings, although the fund may invest to a limited extent in bonds with the third highest credit rating (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

The fund may engage in "short-selling" with respect to securities issued by the US Treasury and certain TBA securities coupon trades. For example, the fund may hold or purchase TBA securities with one coupon and short sell TBA securities with another coupon. Although the price movements of the short and long positions of the transaction are, in general, correlated due to the two securities having comparable credit quality and liquidity level, there may be variances between the price movements of different coupon instruments, potentially permitting the fund to add to its return. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

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PACE Select Advisors Trust

More information about the funds—PACE Government Securities Fixed
Income Investments

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed securities and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE Intermediate Fixed Income
Investments

Investment objective and principal strategies

Investment objective

Current income, consistent with reasonable stability of principal.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks. The fund limits its investments to bonds that are investment grade at the time of purchase. The fund also may invest in preferred stocks.

The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average maturity of approximately three to ten years. It normally limits its overall portfolio "duration" to between two and four and one-half years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies of developed countries. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy (e.g., to obtain certain types of investment exposure) or to help manage portfolio risks (e.g., to hedge currency risk and manage the fund's duration and yield curve exposure).

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. BlackRock Financial Management, Inc. ("BlackRock") currently serves as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index (formerly known as the Lehman Brothers Intermediate Government/Credit Index). To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without

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PACE Select Advisors Trust

More information about the funds—PACE Intermediate Fixed Income
Investments

shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE Strategic Fixed Income Investments

Investment objective and principal strategies

Investment objective

Total return consisting of income and capital appreciation.

Principal strategies
Allowable securities

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to within two years (plus or minus) of the effective duration of the fund's benchmark index, which as of November 18, 2010 was 5.51 years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments, repurchase agreements, municipals, structured notes, and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may invest in preferred securities. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Pacific Investment Management Company LLC ("PIMCO") currently serves as the fund's investment advisor. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

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PACE Select Advisors Trust

More information about the funds—PACE Strategic Fixed Income Investments

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE Municipal Fixed Income Investments

Investment objective and principal strategies

Investment objective

High current income exempt from federal income tax.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT) so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.

The fund normally limits its portfolio "duration" to between three and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Standish Mellon Asset Management Company LLC ("Standish") currently serves as the fund's investment advisor. In deciding which securities to buy for the fund, Standish seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Standish also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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PACE Select Advisors Trust

More information about the funds—PACE International Fixed Income Investments

Investment objective and principal strategies

Investment objective

High total return.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), US government bonds, and bonds of US or non-US private issuers. While the fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. (Prior to December 1, 2005, the fund had been following a strategy of investing in both US and non-US fixed income investments. Effective December 1, 2005, the fund modified its strategy to focus more on non-US fixed income investment opportunities. The fund continues to invest in US securities on an opportunistic basis; however, the portfolio is not expected to continue to have as significant a US component as it had prior to the change as part of its normal investment strategy.) The fund invests primarily in high-grade bonds of governmental and private issuers in developed countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade and emerging market securities.

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of four years generally will decrease by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks. This includes investing in credit default swaps and inflation-linked swaps as part of managing the fund's assets.

US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the US include securities issued by the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the US, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury include securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality include securities issued by the Federal Farm Credit System and the Federal Home Loan Banks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Rogge Global Partners plc ("Rogge Global Partners") currently serves as the fund's investment advisor.

Rogge Global Partners seeks to invest in bonds of financially healthy entities because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for

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PACE Select Advisors Trust

More information about the funds—PACE International Fixed Income Investments the fund. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the fund assets it manages.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE High Yield Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies
Allowable securities

The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds").

These investments will include fixed income securities that are (1) rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's") or lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P")); (2) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (3) unrated, but deemed by the fund's investment advisor to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a Rating Agency.

The fund may invest in a number of different countries throughout the world, including the US.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. MacKay Shields LLC ("MacKay Shields") currently serves as the fund's investment advisor. MacKay Shields attempts to deliver attractive risk adjusted returns by avoiding most of the unusually large losses in the high yield market even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the fund's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle and with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

MacKay Shields anticipates that under normal circumstances the fund's average duration will be within +/- 25% of that of the BofA Merrill Lynch Global High Yield Index. This index ordinarily has a duration of between 4 and 5 years. "Duration" is a measure of the fund's exposure to interest rate risk. For example, when interest rates increase by 1%, a debt security having a positive duration of 4 years can be expected to decrease in value by 4%; when interest rates decrease by 1%, the value of that same security generally can be expected to increase by 4%; however, high yield investments having the same duration as investment grade investments may react to interest rate changes to a different extent.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
79

PACE Select Advisors Trust

More information about the funds—PACE Large Co Value Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation and dividend income.

Principal strategies
Allowable securities

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $3.0 billion or greater at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

Management process

The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), selects investment advisors for the fund, subject to approval of the fund's board. Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

ICAP's investment process involves the following key components: (1) Identifying Best Values: ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values and seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. ICAP also considers the dividend yield as a component of total returns when evaluating the attractiveness of a security. (2) Identifying Catalysts: ICAP focuses on what it believes are the key investment variables (catalysts) that could potentially impact the security's market value and looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 15% or more relative to the market over a 12 to 18 month period. These catalysts are primarily company specific, such as a new product, restructuring or change in management, but occasionally the catalyst can be thematic (e.g., dependent on macroeconomic or industry trends). (3) Portfolio Construction: After a review of stock recommendations, ICAP's portfolio management team determines whether to add the stock to the portfolio or to monitor it for future purchase.

ICAP also uses internally and externally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP continuously monitors each stock purchased and will act when the stock's target price is achieved, the catalyst becomes inoperative, a risk to the investment thesis has been identified or ICAP identifies another stock with greater opportunity for appreciation.

In managing its segment of the fund's assets, Westwood utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE Large Co Value Equity Investments

In managing its segment of the fund's assets, Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
81

PACE Select Advisors Trust

More information about the funds—PACE Large Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Allowable securities

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $3.0 billion or greater at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a lesser extent, in other securities, such as securities convertible into stocks, fixed income securities, initial public offerings and stocks of companies with smaller total market capitalizations. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US (including an emerging market country) where the principal trading market for the issuer's securities is in a country other than the US (including an emerging market country). The fund also may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Marsico Capital Management, LLC ("Marsico"), Wellington Management Company, LLP ("Wellington Management"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In selecting investments for the Fund, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

As part of its "top-down" investment approach, Marsico generally considers certain macro-economic factors to formulate the backdrop for security selection. These factors may include, without limitation, interest rates, currency movements, inflation, demographics, the regulatory environment, and the global competitive landscape. Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends. As a result of this "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends that Marsico has observed.

Marsico then looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE Large Co Growth Equity Investments management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the fund's investments in portfolio securities if, in the opinion of Marsico, a security's fundamentals change substantially, its price appreciation leads to substantial overvaluation in relation to Marsico's estimates of future earnings and cash flow growth, the company appears unlikely to realize its growth potential, more attractive investment opportunities appear elsewhere or for other reasons.

The core investments of the portion of the fund managed by Marsico generally may include established companies and securities that are expected to offer long-term growth potential. However, the fund's portfolio also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

In managing its portion of the fund, Wellington Management seeks long-term total returns above the Russell 1000 Growth Index (before fees and expenses) by investing in stocks of successful, growing companies. Over time, Wellington Management believes that stock prices follow earnings, and companies with superior business models that can sustain above average earnings growth will likely outperform the market. Wellington Management applies in-depth fundamental research seeking to identify change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies they evaluate.

Wellington Management's strategies are focused on identifying sustainable growth opportunities by investing in companies that it believes are well positioned to benefit from long-lasting trends and have structural advantages to maintaining their position. Wellington Management seeks companies with at least one of the following sustainable growth characteristics:

•  cost advantage: economies-of-scale, low cost producer, superior technology or business model

•  customer advantage: unique product, market dominance

•  competitive advantage: barriers to entry, large installed base.

Wellington Management generally sells securities when it has identified more attractive investment opportunities or when its view on the prospects for a given holding have changed.

In managing its segment of the fund's assets, Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Delaware researches individual companies and analyzes economic and market conditions, seeking to identify the securities that Delaware thinks are the best investments for the fund. Specifically, Delaware looks for disruptive change that might increase a company's potential for free cash flow growth, such as structural changes in the economy, corporate

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE Large Co Growth Equity Investments restructurings or turnaround situations, new products or changes in management.

Using a bottom-up approach, Delaware looks for companies that:

•  have attractive end market potential, dominant business models and strong free cash flow generation;

•  demonstrate operational and scale efficiencies;

•  have demonstrated expertise for capital allocation; and

•  have clear shareholder-oriented governance and compensation policies.

Although Delaware tends to hold a relatively focused portfolio of between 25 to 40 stocks, it generally maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth.

In managing its portion of the fund's assets, Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Roxbury also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Roxbury's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Roxbury evaluates companies as private entities to determine the intrinsic worth of the business. Roxbury uses scenario analysis to determine a "margin of safety," or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Roxbury typically sells a stock if the market price exceeds Roxbury's estimate of intrinsic value, the company's fundamentals fall short of Roxbury's investment thesis, or when there are more attractive investment alternatives. Roxbury may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
84

PACE Select Advisors Trust

More information about the funds—PACE Small/Medium Co Value Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Allowable securities

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings (P/E) ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Systematic Financial Management, L.P. ("Systematic") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

Buckhead is a fundamental, bottom-up, research-driven investment advisor. Buckhead utilizes a disciplined investment process that is designed to identify companies that it believes (1) are attractively valued, (2) have strong underlying fundamental characteristics and (3) likely have one or more catalysts that are expected to drive their share prices higher. Buckhead seeks to build concentrated portfolios (typically 35-50 holdings) with the largest positions in those companies that it believes have the highest likelihood of outperforming the market and/or the fund's benchmark. In general, securities will be sold if one or more of the following occurs: (1) the stock's price reaches a certain price level determined by Buckhead; (2) the stock's issuer undergoes a change that makes the holding of the stock inconsistent with Buckhead's underlying investment strategy; and/or (3) a more attractive investment opportunity is identified. Additionally, if a security's price appreciates such that it accounts for more than 5% of Buckhead's segment of the fund, a portion of the holding generally will be sold to maintain the holding's weight below 5% of Buckhead's segment of the fund.

In advising its segment of the fund, MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically two to four years), and constructs a portfolio consisting of highest-conviction ideas.

MetWest Capital utilizes a bottom-up, fundamental, research-driven, low-risk style that it believes is ideally suited to the small cap market segment, along with a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies in high-quality stocks. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which it invests. In other words, MetWest Capital strives to determine why an

UBS Global Asset Management
85

PACE Select Advisors Trust

More information about the funds—PACE Small/Medium Co Value Equity Investments undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

In advising its segment of the fund, Systematic employs a two-prong investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit. By focusing only on companies whose fundamentals are improving, as confirmed by Systematic's research analysis and as evidenced by a positive earnings surprise (that is, when the earnings reported by a company are above estimates), Systematic's process seeks to avoid the chances of buying stocks in the "value trap" (that is, stocks that have experienced a significant price depreciation and, as a result, are mistaken as value stocks). Systematic's segment of the fund is expected to typically consist of 60 to 90 securities, with a market capitalization range generally consistent with that of the Russell 2500® Value Index, the fund's benchmark.

The first step in Systematic's investment process is a quantitative screening of all companies within the small/mid capitalization universe. The second step is fundamental research analysis which seeks to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates. During this phase, Systematic generally focuses on the market's estimates of earnings for each company, the source of any unexpected earnings increase to determine whether the increase is sustainable, each company's financial statements and the accounting techniques used in the preparation of its financial statements, the valuation of each company on both an absolute and relative basis, and publicly available information and proprietary research methods to understand the key drivers of a company's fundamentals.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
86

PACE Select Advisors Trust

More information about the funds—PACE Small/Medium Co Growth Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Allowable securities

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the US. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the US where the principal trading market for the issuer's securities is in a country other than the US.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade") and Riverbridge Partners, LLC ("Riverbridge") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its segment of the fund's assets, Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock believes that incremental margin expansion and proven management are key factors that propel a company's growth. For its portion of the fund's assets, Copper Rock will typically hold 70 to 90 equity positions that are diversified across sectors and industries. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

In managing its segment of the fund's assets, Palisade seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that it can be successful because the small and mid cap market is inherently less efficient than the large cap market. Palisade attempts to gain an informational advantage by committing to the labor intensive process of conducting bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains. Because the effectiveness of a small/mid cap company's management team can often determine the difference between success and failure, Palisade places heavy emphasis on direct access to a variety of each company's key decision-makers.

In managing its segment of the fund's assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

UBS Global Asset Management
87

PACE Select Advisors Trust

More information about the funds—PACE Small/Medium Co Growth Equity Investments

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
88

PACE Select Advisors Trust

More information about the funds—PACE International Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the US.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

J.P. Morgan manages two separate segments of the fund's assets, utilizing distinct investment strategies and portfolio management for each. In managing one segment of the fund's assets, the International Research Enhanced Index Strategy segment ("International REI" segment), J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the fund's benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis focused on normalized earnings and earnings growth. The J.P. Morgan team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

In managing the second segment of the fund's assets, the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment), J.P. Morgan uses an active equity strategy, which represents a partnership between portfolio management and the firm's proprietary network of analysts. J.P. Morgan applies a uniform valuation

UBS Global Asset Management
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PACE Select Advisors Trust

More information about the funds—PACE International Equity Investments methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation in an effort to build a portfolio where stock selection is the primary source of added value.

Martin Currie has a highly active 'conviction' approach, seeking the best opportunities for growth across global stock markets.

Martin Currie identifies change as the central dynamic behind stock price movement. This means recognizing change at company level (management changes, product strategies, acquisitions, etc.) and at macro level (legislative changes, economic prospects, sector dynamics, etc.). Determining the impact of these changes is believed to lead to superior investment performance. Martin Currie believes that its investment process allows it to identify, evaluate and exploit change at an early stage.

In managing its segment of the fund's assets, Martin Currie uses a fully integrated international investment process. Rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock MatrixTM.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

UBS Global Asset Management
90

PACE Select Advisors Trust

More information about the funds—PACE International Emerging Markets Equity Investments

Investment objective and principal strategies

Investment objective

Capital appreciation.

Principal strategies
Allowable securities

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Mondrian Investment Partners Limited ("Mondrian"), Gartmore Global Partners ("GGP"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the US and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectation. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings potential. Just as importantly, GGP attempts to avoid those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its assessment of intrinsic value. GGP compares its assessment of intrinsic value to that of the market to pinpoint those companies whose prospects are believed to be better or worse than the market's consensus. GGP aims to provide strong performance by investing in companies where it believes the market has underestimated the prospects for earnings potential. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings by the stringent analysis of strategic

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factors, industry dynamics, and the assessment of individual company franchises.

GGP adopts a team based active management approach focusing on bottom-up stock picking within a risk-controlled environment. Risk is an integral part of GGP's process and is managed on four levels: stock, sector, country and portfolio level.

In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the fund. GGP may engage in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences.

In managing its segment of the fund's assets, Delaware selects growth-oriented and value-oriented investments, based on its assessment of how an investment's market price compares to its intrinsic value. When selecting growth-oriented securities, Delaware typically seeks companies with high growth caused by long-term economic factors, which may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, Delaware typically seeks companies with lower market valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, Delaware estimates the current value of the anticipated future income stream of a stock and considers whether its future income stream is expected to increase faster than, slower than, or in line with the level of inflation. Delaware believes this provides an estimate of the stock's intrinsic value. For investments in emerging countries, there may be less information available for Delaware to use in making this analysis than is available for investments in more developed countries.

Currency analysis is an important part of Delaware's intrinsic valuation exercise. Delaware attempts to determine a particular currency's intrinsic value by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued relative to its market value, and when the dollar buys more, the foreign currency may be undervalued relative to its market value. Relative per capita income levels are also a key factor in this analysis.

In managing its segment of the fund's assets, Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power, and applies intensive fundamental research to these companies in an effort to determine whether the causes of the recent earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current market price is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the reasons behind the earnings shortfall are temporary; (4) management has a viable strategy to generate earnings recovery; and/or (5) there is meaningful downside protection in case the earnings recovery does not materialize.

Pzena typically invests prior to the emergence of an identifiable earnings catalyst, while a company's near-term earnings lack clarity and its share price is undervalued. Waiting for the catalyst to emerge before making the investment can result in missing the initial stock price appreciation, which, when earnings are recovering, can be rapid. Pzena thus seeks to capture this initial stock price appreciation, which Pzena believes will generally provide adequate compensation for its longer holding period (on average three years).

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Global Real Estate Securities Investments

Investment objective and principal strategies

Investment objective

Total return.

Principal strategies
Allowable securities

The fund seeks to achieve its objective of total return by investing primarily in real estate investment trusts ("REITs") and other real-estate related securities. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, considers "total return" to include income and capital appreciation, and income to include interest and dividends/distributions. Under normal market circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies in the real estate industry. Such securities may include common shares, preferred shares and units of beneficial interest in real estate companies (inclusive of REITs).

The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean those companies which (1) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (2) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the US and in at least three countries outside the US. The amount invested outside the US may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

The fund may engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

UBS Global AM selects investment advisors for the fund, subject to approval of the fund's board. ING Clarion Real Estate Securities, LLC ("ING CRES") and Brookfield Investment Management Inc. ("Brookfield") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

In managing its portion of the fund's assets, ING CRES uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, ING CRES selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, ING CRES uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers. This process includes the analysis of several factors, categorized broadly within three groupings: (1) value and property; (2) capital structure; and (3) management and strategy.

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In managing its portion of the fund's assets, Brookfield intends to achieve total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose values are significantly affected by the value of such companies' real estate holdings, and related entities and structures. Real estate operating companies and related entities and structures include: (1) traditional real estate companies whose primary business is the ownership, operation and development of commercial and residential real estate; (2) those companies whose value is, in the judgment of Brookfield, significantly affected by the value of such companies' real estate holdings; and (3) non-traditional real estate companies, such as homebuilders and infrastructure companies, and asset-rich companies that own significant real estate assets, although their primary business might not be the ownership of real estate.

Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology. In the long term, Brookfield believes that a company's value is largely determined by a combination of the value of its underlying assets and the related cash flows and the strength of its management team. In the short term, however, Brookfield believes that real estate stocks are often mispriced because a range of stock market factors can influence share prices and cause divergence from their long-term fair value, in which case Brookfield may take advantage of these short-term opportunities.

The fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the fund's board of trustees without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to this 80% policy.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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More information about the funds—PACE Alternative Strategies Investments

Investment objective and principal strategies

Investment objective

Long-term capital appreciation.

Principal strategies
Allowable securities

PACE Alternative Strategies Investments has a broad investment mandate that permits the fund to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative securities in pursuing its investment objective. The fund seeks to achieve its investment objective with a low correlation to market environments for traditional asset classes and as such attempts to achieve a total rate of return which exceeds the rate of return on 3-month Treasury bills by 3.00% to 4.00%, exclusive of investment management fees, on an annualized basis over a full market cycle. The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), does not represent or guarantee that the fund will meet this return goal, and investors should be aware that, because of the fund's complex strategies and investments, an investment in the fund involves a significantly higher risk level than an investment in US Treasury bills.

The fund invests in equity securities of US and non-US companies of various market capitalizations. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors.

The fund may also invest extensively in derivative instruments, which are generally financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed income securities, interest rates, total return rates, currencies or currency exchange rates, commodities and related indexes. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments.

The fund is also permitted to engage in "short-selling." When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. When the fund borrows a security, it must post collateral, which can consist of either securities or cash. If the fund uses cash as collateral, it may earn interest income on the cash set aside to secure its obligations. The interest income may be sufficient to offset certain costs related to short sales, such as "dividend expense." Dividend expense arises when a short seller such as the fund makes a payment to the buyer of the security sold short in lieu of the dividend normally received on the shares that have been sold short. Dividend expense can vary depending upon the nature of the securities sold short and the extent to which short selling is utilized. Although dividend expense and other costs of short selling are reflected under "Total annual fund operating expenses" provided in the annual fund operating expenses table above, the expense information does not reflect the offsetting benefit of interest income, if any, and is based upon historical information. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

Management process

UBS Global AM, the fund's manager, selects investment advisors for the fund, subject to approval of the fund's board. Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM"), First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") serve as the fund's investment advisors. The allocation of the fund's assets between investment advisors who employ investment strategies is designed to achieve long-term capital appreciation while having a low correlation to traditional equity

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and fixed income asset classes. The relative value of each investment advisor's share of the fund's assets may change over time.

Analytic Investors, Wellington Management, GSAM, First Quadrant and Standard Life Investments employ the following portfolio management strategies:

•  Long/Short Global Equity Strategy (Analytic Investors);

•  Opportunistic Equity Plus Alpha Strategy (Wellington Management);

•  Global LIBOR Plus Strategy (GSAM);

•  Global Macro Strategy (First Quadrant); and

•  Global Multi-Asset Strategy (Standard Life Investments).

Subject to approval by the fund's board of trustees, UBS Global AM may in the future allocate assets to additional or different investment advisors to employ other portfolio management strategies. Such other strategies may include, among others, fixed income arbitrage and convertible equity strategies. UBS Global AM also may utilize additional or changes to investment strategies with the current investment advisors subject to the oversight of the fund's board of trustees.

Long/short global equity strategy—Analytic Investors employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the US and in foreign markets both by direct equity investment and through derivatives. The fund buys securities "long" that Analytic Investors believes will out-perform the market, and sells securities "short" that Analytic believes will under-perform the market. This is, however, not a market neutral strategy.

The fund's long-short exposure will vary over time based on Analytic Investors' assessment of market conditions and other factors. Analytic Investors may increase the fund's short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets, or when the market is considered to be overvalued.

Opportunistic equity plus alpha strategy—Wellington Management employs an "opportunistic equity plus alpha strategy." This strategy is implemented by opportunistically seeking non-core equity exposures (i.e., exposures generally outside of core investments such as non-US small cap, emerging markets equity and sector exposures) that Wellington Management believes are attractively valued, have positive structural characteristics in the current market environment or are expected to benefit from anticipated economic cycles. In addition to the non-core equity exposures, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments, that are expected to contribute positive returns over time with respect to Wellington Management's portion of the fund. These allocations represent the "plus alpha" portion of the overall investment strategy; however, there is no guarantee that these other approaches will be successful.

In pursuing its opportunistic equity plus alpha strategy, Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments. These equity securities may include, but are not limited to, common stock, convertible securities, REITs (i.e., shares of real estate investment trusts), ADRs (i.e., American Depositary Receipts) and other depositary securities. Fixed income securities may include, but are not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents and other fixed income securities. These debt obligations may be denominated in US dollars or other currencies, and may include non-investment grade and emerging market debt issues.

Wellington Management also invests in ETFs (i.e., exchange-traded funds) and derivative instruments (both exchange-traded and over-the counter), including equity index, interest rate, credit and fixed income index futures; options and options on futures;

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forward contracts; structured notes; swaps and swap options; and other similar instruments to gain exposure and manage risks related to non-core equity securities and other assets it has identified in pursuing this strategy. These derivative instruments may be related to countries, industries, broad-market indices, or similar groups of securities, and to individual currencies or groups of currencies.

Global macro strategy—First Quadrant employs a "global macro strategy." This strategy is implemented by combining several different complex investment techniques. With its assessment of the cyclical nature of risks, First Quadrant uses a "tactical risk allocation" approach which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely.

First Quadrant's global macro strategy also reflects its views on the global markets, based on its belief that the global equity, bond, and currency markets are mutually dependent. To implement its strategy, First Quadrant assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. As a result, a change in the price of a stock or fixed income security, or a change in a currency exchange rate in one market, may influence a decision to take, or adjust, derivatives positions in other instruments that are tied to other markets or other market types.

First Quadrant's global macro strategy is mostly based on the use of derivatives, and First Quadrant seldom holds securities "long." It uses exchange traded futures on global equity indices and government bonds, forwards, swaps and exchange traded options such as options on indices. By using derivatives as its principal means of implementing its strategy, First Quadrant intends to quickly and efficiently gain market exposure to equity securities, fixed income securities, and foreign currencies, and seeks to take advantage of value (and to reduce exposure to certain risks) that First Quadrant identifies in the global equity, bond, and currency markets.

The fund may hold cash or invest its cash balances at such times and in any permissible investments deemed appropriate by First Quadrant, including without limitation cash equivalents and short-term investments, in order to cover the derivative transactions or otherwise in the discretion of First Quadrant. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and repurchase agreements with banks and broker-dealers.

Global LIBOR Plus strategy—GSAM will seek to employ a number of diverse investment strategies and will also seek to allocate capital tactically to the strategies which it believes will offer the best opportunities at a given point in time in a given market or sector. The portion of the fund managed by GSAM focuses mainly on the global fixed income and currency markets, across various investment grade and sub-investment grade sectors. GSAM, in particular, may use certain techniques, through the use of financial derivative instruments, which may result in both net long and net short exposures in, amongst other things, interest rates, credit and currencies, and other permitted investments as part of its general investment policy, to generate returns and/or for hedging purposes. A "net short" or "net long" position reflects how a particular position is tied economically to changes in interest rates, credit risk valuation or relative valuation of different currencies.

GSAM is expected to invest its segment of the fund mainly in currencies, fixed income securities and financial derivative instruments. Fixed income securities may include, but are not limited to, government bonds, government agency bonds, supranational bonds, asset-backed securities, mortgage-backed securities (including non-agency mortgage-backed securities), corporate bonds (including corporate high yield bonds) and emerging market debt. The fund may engage in derivative transactions including, but not limited to, swaps (including interest rate swaps, credit default swaps and total return swaps), futures contracts, options, foreign currency forward contracts as well as engaging in reverse repurchase agreements, and other transactions involving currency and interest rate hedging, security hedging or

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other strategies to manage risk relating to the fund's investments and to expose the fund to certain markets or securities, and these instruments and transactions may result in leverage.

The fund may hold cash or invest its cash balances at such times and in any instruments deemed appropriate by GSAM, including without limitation cash-equivalents and short-term investments, pending allocation of such capital to one or more investment strategies, in order to meet operational needs, for temporary defensive purposes, to maintain liquidity, to fund anticipated redemptions or expenses of the fund or otherwise in the discretion of GSAM. These investments may include money market instruments and other short-term debt obligations, shares of money market collective investment funds, and repurchase agreements with banks and broker-dealers.

Global Multi-Asset Strategy—Standard Life Investments seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the fund consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. The fund may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

Standard Life Investments manages its strategies dynamically over time, and will actively modify investment strategies and develop new strategies in response to additional research, changing market conditions, or other factors. Strategies utilized seek to deliver returns commensurate with reasonable levels of risk and tangible diversification benefits, while having both sufficient liquidity and capacity to benefit the fund in a significant way. Standard Life Investments pursues a rigorous and robust risk-managed investment process which seeks to mitigate the risks associated with individual strategies that are adopted. Standard Life Investments' pursuit of diversification, as well as returns, in selecting investment strategies is intended to result in lower overall levels of investment market risk than those of a conventional global equity portfolio.

Subject to the restrictions set forth in this prospectus and the related Statement of Additional Information, the fund may hold cash or invest its cash balances in cash equivalents and short-term investments, in order to cover the derivative transactions or otherwise in the discretion of Standard Life Investments. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and permitted repurchase agreements with banks and broker-dealers.

More information about risks of an investment in the fund is provided below in "More information about the funds—Additional information about investment objectives, principal risks and investment strategies."

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Additional information about investment objectives, principal risks and investment strategies

Additional information about investment objectives

The investment objective of each fund is non-fundamental and may be changed by the board of trustees at any time without shareholder approval.

Additional Information about principal risks

The main risks of investing in the funds are described below. As indicated in the table below, not all of these risks are main risks of investing in each fund. The table below summarizes the main risks of investing in each fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments	PACE Large Co Value Equity Investments
Aggressive investment risk
Arbitrage trading risk		X
Credit risk	X	X	X	X	X	X	X
Derivatives risk		X	X	X		X
Equity risk								X
Foreign custody risk						X
Foreign investing risk; foreign currency risk	X		X	X		X	X	X
Geographic concentration risk
High yield securities ("junk bonds") risk				X			X
Illiquidity risk		X		X	X	X	X
Initial public offerings risk								X
Interest rate risk	X	X	X	X	X	X	X
Investment company risk
Leverage risk—borrowing
Leverage risk—financial instruments		X		X
Limited capitalization risk								X
Liquidity risk	X
Management risk	X	X	X	X	X	X	X	X
Market risk		X	X	X	X	X	X	X
Municipal securities risk					X
Non-diversification risk			X			X
Portfolio turnover risk		X	X	X
Prepayment risk		X	X	X		X
Real estate industry risk
Real estate investment trust risk
Related securities concentration risk					X
Sector risk
Short sales risk		X
Structured security risk
Swap agreement risk		X		X
US Government securities risk	X	X	X	X	X	X
Valuation risk							X

	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Aggressive investment risk							X
Arbitrage trading risk							X
Credit risk	X				X		X
Derivatives risk	X			X	X		X
Equity risk	X	X	X	X	X	X	X
Foreign custody risk				X	X	X
Foreign investing risk; foreign currency risk	X	X	X	X	X	X	X
Geographic concentration risk					X
High yield securities ("junk bonds") risk							X
Illiquidity risk						X	X
Initial public offerings risk	X
Interest rate risk	X				X	X	X
Investment company risk				X	X
Leverage risk—borrowing							X
Leverage risk—financial instruments							X
Limited capitalization risk	X	X	X			X	X
Liquidity risk
Management risk	X	X	X	X	X	X	X
Market risk	X	X	X	X	X	X	X
Municipal securities risk							X
Non-diversification risk						X	X
Portfolio turnover risk			X		X	X	X
Prepayment risk
Real estate industry risk						X
Real estate investment trust risk						X
Related securities concentration risk
Sector risk	X		X			X	X
Short sales risk						X	X
Structured security risk							X
Swap agreement risk							X
US Government securities risk
Valuation risk							X

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Aggressive investment risk. PACE Alternative Strategies Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. An investment advisor may also employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

Arbitrage trading risk. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Credit risk. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires. The credit quality of an issuer can change rapidly due to market developments and may affect the ability of PACE Money Market Investments to maintain a $1.00 share price.

Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If an investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, a fund might have been in a better position if the fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a fund to lose more than the amount the fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of a fund to sell or otherwise closeout the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Equity risk. The prices of common stocks and other equity securities (and securities convertible into stocks) generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

Foreign custody risk. A fund investing in foreign securities may hold such securities and cash with foreign banks, agents and securities depositories that are organized recently or new to the foreign custody business. In some countries, foreign banks, agents and

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securities depositories may be subject to less regulatory oversight. Further, the laws of certain countries may limit a fund's ability to recover its assets if a foreign bank, agent or securities depository enters into bankruptcy. Additionally, custody expenses often are more expensive outside the US, which may result in higher operating expenses for a fund. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets.

Foreign investing risk; foreign currency risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. However, because the foreign investments of PACE Money Market Investments must be denominated in US dollars, the fund generally is not subject to the risk of changes in currency valuations. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

Geographic concentration risk. PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

High yield securities ("junk bonds") risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BBB or lower) and their unrated equivalents are typically in poor financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

Illiquidity risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small-and mid-sized US companies, high-yield securities, convertible securities, unrated debt and convertible securities, certain derivatives, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A fund could lose money if it cannot sell securities at the time and price that would be most beneficial to the fund.

Initial public offerings risk. Certain funds may purchase shares issued as part of, or a short period after, a company's initial public offering (IPO), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile,

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and share prices of newly public companies have fluctuated significantly over short periods of time.

Interest rate risk. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Interest rate risk is the primary source of risk for US government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

Investment company risk. Investments in open- or closed-end investment companies, including exchange-traded funds, involve certain risks, including market risk and the risks arising from the investments made by the investment companies. Further, shares of other investment companies are subject to management fees and other expenses of those companies, and a fund indirectly will bear its proportionate share of the expenses of those companies. The purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Leverage risk. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets, through the investment in certain financial instruments or through borrowing money. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, and PACE Alternative Strategies Investments, which uses leverage by investing in certain financial instruments and borrowing money, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration.

Limited capitalization risk. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

Liquidity risk. PACE Money Market Investments invests in a diversified portfolio of high quality money market instruments. However, an investment may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. The inability to sell an instrument could adversely affect the fund's ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

Management risk. An investment advisor's judgment about whether securities acquired by a fund

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will increase or decrease in value may prove to be incorrect. For example, an investment advisor can take long positions in securities with the expectation that they subsequently will outperform the market and short positions in securities with the expectation that they subsequently will underperform the market, but the investment advisor's expectations may not be realized, resulting in losses to a fund.

Further, there is the risk that the investment strategies, techniques and risk analyses employed by an investment advisor, while designed to enhance returns, may not produce the desired results. An investment advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund. Also, in some cases, derivatives or other investments may be unavailable or an investment advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to a fund.

Market risk. The market value of a fund's investments may fluctuate as the stock and bond markets fluctuate. Market risk, sometimes dramatically or unpredictably, may affect a single issuer, industry, section of the economy or geographic region, or it may affect the market as a whole. Volatility of financial markets can expose a fund to greater market risk, possibly resulting in greater illiquidity and valuation risks. Additionally, market conditions, legislative, regulatory, or tax developments may affect the investment techniques available to an investment advisor in connection with managing a fund and may result in increased regulation of a fund or investment and, in turn, may adversely affect the ability of a fund to achieve its investment objective and the fund's performance.

Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity and market risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer's ability to raise revenues through tax or other means, and the bankruptcy of the issuer affecting the rights of municipal securities holders. In particular, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Legislatures also may fail to appropriate funds needed to pay municipal securities obligations. These events can cause the value of the municipal securities held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays.

Lower-rated municipal securities are subject to greater credit and market risk than higher quality municipal securities. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Further, unlike many other types of securities, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, resulting in a relative lack of information about certain issuers of municipal securities.

Non-diversification risk. PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a diversified fund.

Portfolio turnover risk. A fund may engage in frequent trading, which can result in high portfolio turnover. A high portfolio turnover rate generally

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involves greater expenses to a fund, including brokerage commissions, dealer mark-ups and other transaction costs, and may generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Prepayment risk. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Real estate industry risk. PACE Global Real Estate Securities Investments concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry. Investments in the real estate industry that include investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. These risks may be higher if the securities are backed by subprime mortgages.

Real estate investment trust risk. Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well each REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The fund attempts to manage these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

Related securities concentration risk. PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice.

Sector risk. PACE Large Co Growth Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the technology sector as a whole, can

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be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

Short sales risk. There are certain unique risks associated with the use of short sales strategies. When selling a security short, a fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. A fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required a fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the sale security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that a fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. In addition, a fund may incur transaction costs, including interest expenses in connection with opening, maintaining and closing short sales. Government actions also may affect a fund's ability to engage in short selling.

Structured security risk. PACE Alternative Strategies Investments may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Swap agreement risk. A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and (in the case of PACE Government Securities Fixed Income Investments, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments) variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract.

US Government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the

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market value of their securities; consequently, the value of such securities will fluctuate.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for securities in a fund's portfolio, the ability of the fund to value the fund's securities becomes more difficult and the judgment of the fund may play a greater role in the valuation of the fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such securities.

Additional risks

Regulatory risk. The US Securities and Exchange Commission ("SEC") continues to review the regulation of money market funds and may propose further changes to the rules that govern PACE Money Market Investments' operations. Legislative developments may also affect the fund. These changes and developments may affect the investment strategies, performance, yield and operating expenses of the fund.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds' lending agent.

Structured security risk. The funds, including PACE Money Market Investments, may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that a fund's investment advisor(s) did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities market.

Additional information about investment strategies

Cash reserves; defensive positions. PACE Money Market Investments invests exclusively in money market instruments. Each of the other funds may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes when suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS Global AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the US) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new investment advisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

•  PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

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•  PACE International Fixed Income Investments may invest in securities of only one country, including the US.

•  PACE International Equity Investments may invest without limit in bonds that are traded in the US and in foreign markets.

Portfolio turnover. Each fund (other than PACE Money Market Investments) may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.

Name-linked investment policies. As noted above, most funds have an investment policy of investing at least 80% of their net assets in the type of investment suggested by their names; in most cases, this policy may be changed by the fund's board of trustees ("board") without shareholder approval. However, these funds have also adopted a policy to provide their shareholders with at least 60 days' prior written notice of any change to their 80% investment policy. PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders. (PACE Money Market Investments and PACE Alternative Strategies Investments are not required to adopt an 80% investment policy and have not done so.)

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Managing your fund account

Buying shares

If you are a participant in the PACESM Select Advisors Program, you may buy Class P shares of the funds through a managed account maintained with UBS Financial Services Inc.

You must make payment for fund shares by check made payable to UBS Financial Services Inc. Your payment is due no later than the first business day after the order is placed. You may not place an order until you have completed the Investor Profile Questionnaire for the PACE Select Advisors Program (described below), reviewed the resulting analysis, made the asset allocation decision and executed the necessary PACE Select Advisors Program documentation. Your Financial Advisor is responsible for promptly forwarding your order to UBS Financial Services Inc.'s headquarters.

The Trust, UBS Financial Services Inc. and UBS Global AM reserve the right to reject a purchase order or suspend the offering of fund shares.

The minimum initial aggregate investment in the Trust is $10,000. Any subsequent investment in the Trust must be at least $500. The Trust may vary these minimums.

If you are no longer a participant in the PACESM Select Advisors Program, you may not buy any additional Class P shares of the funds (except through dividend reinvestments). However, you may continue to hold your Class P shares of the funds (other than PACE Money Market Investments), though you no longer will be entitled to the services described in the section "The PACESM Select Advisors Program" below.

Additional compensation to affiliated dealer

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares (except in connection with assets in certain retirement related accounts):

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity fund and 0.075% of the value of shares of a fixed income fund that are held in a UBS Financial Services Inc. account at month-end. For purposes of this paragraph PACE Alternative Strategies Investments is considered an equity fund. These payments do not apply to shares of PACE Money Market Investments.

The foregoing payments are made by UBS Global AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

The PACESM Select Advisors Program

The PACESM Select Advisors Program is an investment advisory service pursuant to which UBS Financial Services Inc. provides you with personalized investment allocation recommendations. UBS Financial Services Inc. does not have any investment discretion over your PACE Select Advisors Program account. You will make all the investment decisions.

Under the PACE Select Advisors Program, your Financial Advisor assists you in:

•  identifying your financial characteristics, including your risk tolerance and investment objectives; and

•  completing an Investor Profile Questionnaire, which you may update from time to time with your Financial Advisor's assistance.

UBS Financial Services Inc. uses an investment profile evaluation and asset allocation methodology to translate this information into a suggested allocation of your assets among different funds. Your Financial Advisor presents the recommended allocation to you initially and reviews the PACE Select Advisors Program account with you at least annually. Your Financial Advisor also may, if you so request, review with you the monthly account statements and other information, such as quarterly performance data. Your Financial Advisor also monitors any changes in your financial characteristics that you identify through a revised Investor Profile Questionnaire and communicates these changes to UBS Financial Services Inc. for reevaluation of your investment profile.

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Investors who no longer participate in the PACESM Select Advisors Program but continue to hold Class P shares will not be entitled to any of the services described in this section.

PACE Program Fee

For the services provided to you under the PACE Select Advisors Program, you will pay UBS Financial Services Inc. a quarterly Program Fee at an annual rate of up to 2.00% of the value of the shares of the funds held in your account under the PACE Select Advisors Program. This quarterly fee is generally charged to your UBS Financial Services Inc. account. The Program Fee may be reduced for:

•  certain Individual Retirement Accounts,

•  retirement plans for self-employed individuals and

•  employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974.

For these participants, UBS Financial Services Inc. may provide different services than those described above and may charge different fees. These participants also may make arrangements to pay the quarterly fee separately. In addition, Trustees of the Trust, employees of UBS Global AM and UBS Financial Services Inc. and their family members who maintain an "employee-related" account at UBS Financial Services Inc., and trustees or directors of other UBS Global AM mutual funds may participate in the PACE Select Advisors Program at a reduced fee or for no fee.

Program Fees also may be subject to negotiation and may differ based upon the type of account, the size of the account, the amount of PACE Select Advisors Program assets in the account and the number or range of supplementary advisory services to be provided by Financial Advisors, among other factors.

Financial Advisors receive a portion of the PACE Select Advisors Program Fee for the services they provide to participants.

Investors who are fiduciaries for a retirement or employee benefit plan should consider, in a prudent manner, the relationship of the fees to be paid by the plan and the level of services to be provided by UBS Financial Services Inc.

As a PACE Select Advisors Program participant, you may incur greater total fees and expenses than investors purchasing shares of this or similar investment companies without the benefit of these professional asset allocation recommendations.

If you are no longer a participant in the PACESM Select Advisors Program but continue to hold Class P shares of the funds, you will not be subject to the Program Fee.

Selling shares

You can sell your fund shares at any time. If you are a participant in the PACESM Select Advisors Program, you may sell your shares by contacting your Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to UBS Financial Services Inc.'s headquarters. After it receives and accepts your request, UBS Financial Services Inc. repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after UBS Financial Services Inc. receives the order.

UBS Financial Services Inc. reserves the right not to repurchase your shares. In that case, UBS Financial Services Inc. forwards your request to sell your shares to the funds' transfer agent. In addition, if you are no longer a participant in the PACESM Select Advisors Program, you may contact your financial intermediary or the transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

•  Your name and address;

•  The fund's name;

•  Your account number;

•  The dollar amount or number of shares you want to sell; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a

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financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Trust and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

It costs the Trust money to maintain shareholder accounts. Therefore, the Trust reserves the right to repurchase all fund shares in any PACE Select Advisors Program account that has a net asset value of less than $7,500. If the Trust elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum in effect at the time the PACE Select Advisors Program account was originally opened or more within 30 days. This notice may appear on your account statement.

If you want to sell shares that you purchased recently, the Trust may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days. Also, if conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities to the extent permitted by law. Additional information is available in the SAI.

Termination of participation in the PACESM Select Advisors Program. Class P shares of the funds are available for purchase exclusively to participants in the PACESM Select Advisors Program (Class P shares of PACE Money Market Investments are also available to participants in the PACESM Multi Advisor Program). Accordingly, you may buy Class P shares of the funds only if and for as long as you participate in the PACE Select Advisors Program. In the event your participation in the PACESM Select Advisors Program is terminated, you may continue to hold your Class P shares of the funds (except PACE Money Market Investments); however, you may not buy any additional Class P shares except through dividend reinvestments and you will no longer be entitled to any of the services offered under the Program. If you hold Class P shares of PACE Money Market Investments, your termination of participation in PACESM Select Advisors Program (other than, in the case of an investor who is a natural person, termination in the Program as a result of that person's death) will result in automatic redemption of the Class P shares of PACE Money Market Investments. This automatic redemption may have tax consequences to you that you should carefully consider before investing in Class P shares. For further information on automatic redemption, please refer to the PACE Program Agreement.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Each fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the SEC may by order permit for the protection of security holders of the fund; or (4) to the

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extent otherwise permitted by applicable laws and regulations.

Market timing

PACE Money Market Investments. Frequent purchases and redemptions of fund shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could impact the fund's performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. For these reasons, the board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS funds that are managed by UBS Global AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedure for these funds, please see the funds' prospectuses.

All funds except PACE Money Market Investments. The interests of each fund's long-term shareholders and each fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a fund to have difficulty implementing long-term investment strategies, because it would have more difficulty predicting how much cash it would need to have available to meet redemption requests and to invest. Market timing also may force a fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. Market timing also may materially increase a fund's transaction costs or administrative costs. These factors may hurt a fund's performance and its shareholders.

In addition, the nature of a fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the fund's portfolio holdings and the reflection of that change in the fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the fund calculates it net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the fund calculates its net asset value. A fund also may be subject to arbitrage market timing because the fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

Each fund's board has adopted the following policies and procedures with respect to market timing that are designed to discourage, detect and prevent frequent purchases and redemptions of fund shares by fund shareholders. Each fund will reject purchase orders and exchanges into the fund by any person, group or account that UBS Global AM determines to be a market timer. UBS Global AM maintains market timing prevention procedures under which it reviews daily reports from each fund's transfer agent of all accounts that engaged in transactions in fund shares that exceed a specified monetary threshold and effected such transactions within a certain time period

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to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM will consider the potential harm of the trading or exchange activity to a fund or its shareholders. If UBS Global AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the fund. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM will attempt to prohibit the Financial Advisor from making additional purchases of a fund on behalf of its clients.

Shares of a fund may be held through omnibus account arrangements or insurance company separate accounts, whereby a broker-dealer, investment advisor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with a fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM detects an unusual pattern of trading activity, UBS Global AM will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary identify any customer or participant that is engaging in market timing and block the customer or participant from further purchases of fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM will require the Financial Intermediary to block the particular account or plan from further purchases of fund shares.

While each fund will encourage Financial Intermediaries to apply the fund's market timing policies to its customers or participants who invest in the fund through an omnibus account, each fund is limited in its ability to monitor the trading activity or enforce the fund's market timing policies with respect to customers of Financial Intermediaries. For example, although UBS Global AM reviews the trading activity of omnibus accounts, UBS Global AM may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in the omnibus accounts used by those Financial Intermediaries for aggregated purchases, exchanges and redemptions on behalf of their customers or participants.

While each fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the fund's efforts may not be completely successful in minimizing or eliminating such trading activity. As a result, some shareholders may still be able to market time to the detriment of existing shareholders in a fund.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan and redemptions by wrap-fee accounts that have an automatic rebalancing feature and that have been identified to the funds' principal underwriter and transfer agent.

Redemption fee

Section applicable to shareholder initiated transactions outside of periodic automatic account rebalancing.

If you sell or exchange Class P shares of a fund (other than PACE Money Market Investments) less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable fund, not to UBS Global AM or UBS Global Asset Management (US) Inc. The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee; the redemption fee will not apply to shares of the funds that:

•  are held in certain omnibus accounts of certain financial intermediaries, such as broker-dealers or qualified retirement plans including 401(k),

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403(b) or 457 plans or plans administered as college savings programs under Section 529 of the Internal Revenue Code, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a fund are held in omnibus accounts through certain other financial intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the funds' transfer agent or principal underwriter, the redemption fee may be charged on participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

•  are sold due to death or disability of the shareholder; or

•  UBS Global AM, in its sole discretion, deems reasonable, in light of the circumstances.

Pricing and valuation

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund calculates its net asset value on days that the NYSE is open, as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund receives your order in good form. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

PACE Money Market Investments' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. PACE Money Market Investments values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

All funds except PACE Money Market Investments. Each other fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including the review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio's securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the funds' adoption of the use of the practical expedient within ASC Topic 820 which was effective for interim periods effective after December 15, 2009, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

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Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to UBS Global AM's Global Valuation Committee the responsibility for making fair value determinations with respect to the funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Each fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that each fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global AM, the investment manager of the funds.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, a fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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Certain funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the funds do not calculate their net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities in which the funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the fund's net asset value. However, if any of the funds determine that such developments are so significant that they will materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on a fund's Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

A fund's portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund's shares are priced. Each investment company generally values securities and other instruments in a manner as described in that investment company's prospectus or similar document.

Management

Manager and investment advisors

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation, with offices at One North Wacker Drive, Chicago, IL 60606 and 1285 Avenue of the Americas, New York, NY 10019-6028, is an investment advisor registered with the US Securities and Exchange Commission ("SEC"). As of September 30, 2010, UBS Global AM had approximately $147 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $578 billion in assets under management worldwide as of September 30, 2010. UBS is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

UBS Global AM provides investment advisory services for PACE Money Market Investments. UBS Global AM selects investment advisors for the other funds, subject to approval of the Trust's board, and reviews the performance of those investment advisors.

The funds operate under an exemptive order from the SEC to permit UBS Global AM, subject to the review and approval of the Trust's board, to select and replace investment advisors and to amend the sub-advisory contracts between UBS Global AM and the investment advisors without obtaining shareholder approval. UBS Global AM may adjust allocations among multiple investment advisors of a fund by up to 5% without board approval.

Management and administration fees

UBS Global AM is the administrator of the funds. Each fund pays fees to UBS Global AM for management and administrative services. The annual contract rate for management services varies from 0.25% to 1.30% of a fund's average daily net assets. The annual contract rate for administrative services is 0.10% of each fund's average daily net assets. The following table shows the combined annual fee rate for management and administrative services for each fund:

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	Combined management and administrative services fee
	Assets under management	Fee
PACE Money Market Investments		0.350%
PACE Government Securities Fixed Income Investments	$0 - $250 million	0.650%
	Above $250 million up to $500 million	0.600%
	Above $500 million up to $750 million	0.575%
	Above $750 million up to $1 billion	0.550%
	Above $1 billion	0.525%
PACE Intermediate Fixed Income Investments	$0 - $250 million	0.550%
	Above $250 million up to $500 million	0.500%
	Above $500 million up to $750 million	0.475%
	Above $750 million up to $1 billion	0.450%
	Above $1 billion	0.425%
PACE Strategic Fixed Income Investments	$0 - $250 million	0.650%
	Above $250 million up to $500 million	0.600%
	Above $500 million up to $750 million	0.575%
	Above $750 million up to $1 billion	0.550%
	Above $1 billion	0.525%
PACE Municipal Fixed Income Investments	$0 - $250 million	0.550%
	Above $250 million up to $500 million	0.500%
	Above $500 million up to $750 million	0.475%
	Above $750 million up to $1 billion	0.450%
	Above $1 billion	0.425%
PACE International Fixed Income Investments	$0 - $500 million	0.750%
	Above $500 million up to $1 billion	0.725%
	Above $1 billion	0.700%
PACE High Yield Investments	$0 - $500 million	0.800%
	Above $500 million up to $1 billion	0.750%
	Above $1 billion up to $1.5 billion	0.725%
	Above $1.5 billion up to $2 billion	0.700%
	Above $2 billion	0.675%
PACE Large Co Value Equity Investments	$0 - $250 million	0.800%
	Above $250 million up to $500 million	0.770%
	Above $500 million up to $1 billion	0.730%
	Above $1 billion	0.700%
PACE Large Co Growth Equity Investments	$0 - $500 million	0.800%
	Above $500 million up to $1 billion	0.775%
	Above $1 billion up to $1.5 billion	0.750%
	Above $1.5 billion up to $2 billion	0.725%
	Above $2 billion	0.700%
PACE Small/Medium Co Value Equity Investments	$0 - $500 million	0.800%
	Above $500 million	0.775%

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	Combined management and administrative services fee
	Assets under management	Fee
PACE Small/Medium Co Growth Equity Investments	$0 - $500 million	0.800%
	Above $500 million	0.775%
PACE International Equity Investments	$0 - $500 million	0.900%
	Above $500 million up to $1 billion	0.875%
	Above $1 billion up to $1.5 billion	0.850%
	Above $1.5 billion up to $2 billion	0.825%
	Above $2 billion	0.800%
PACE International Emerging Markets Equity Investments	$0 - $500 million	1.100%
	Above $500 million up to $1 billion	1.075%
	Above $1 billion up to $1.5 billion	1.050%
	Above $1.5 billion up to $2 billion	1.025%
	Above $2 billion	1.000%
PACE Global Real Estate Securities Investments	$0 - $500 million	0.800%
	Above $500 million up to $1 billion	0.750%
	Above $1 billion up to $1.5 billion	0.725%
	Above $1.5 billion up to $2 billion	0.700%
	Above $2 billion	0.675%
PACE Alternative Strategies Investments	$0 - $500 million	1.400%
	Above $500 million up to $1 billion	1.350%
	Above $1 billion up to $1.5 billion	1.300%
	Above $1.5 billion up to $2 billion	1.275%
	Above $2 billion	1.250%

During the fiscal year ended July 31, 2010, the funds paid UBS Global AM at the effective rates shown below. In some cases, UBS Global AM waived all or a portion of its fees or the funds were repaying UBS Global AM for previously reimbursed expenses pursuant to fee waiver/expense reimbursement agreements:

PACE Money Market Investments	0%
PACE Government Securities Fixed Income Investments	0.51%
PACE Intermediate Fixed Income Investments	0.47%
PACE Strategic Fixed Income Investments	0.55%
PACE Municipal Fixed Income Investments	0.50%
PACE International Fixed Income Investments	0.63%
PACE High Yield Investments	0.71%
PACE Large Co Value Equity Investments	0.75%
PACE Large Co Growth Equity Investments	0.76%
PACE Small/Medium Co Value Equity Investments	0.72%
PACE Small/Medium Co Growth Equity Investments	0.71%
PACE International Equity Investments	0.89%
PACE International Emerging Markets Equity Investments	1.10%
PACE Global Real Estate Securities Investments	0.11%
PACE Alternative Strategies Investments	1.36%

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A discussion regarding the basis for the board's approval of each fund's investment management/advisory agreements is available in the funds' annual report to shareholders for the fiscal year ended July 31, 2010 or the funds' semiannual report succeeding the annual report, if any, to shareholders.

Investment advisors and portfolio managers

Certain information concerning each fund's investment advisor(s) and portfolio managers (those persons who are primarily responsible for the day-to-day management of the fund's portfolio) is set forth below. The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager.

PACE Money Market Investments. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") provides all investment advisory services for this fund. Robert Sabatino, an executive director of UBS Global AM in the short duration fixed income group, is primarily responsible for the fund's day-to-day portfolio management.

PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments. Pacific Investment Management Company LLC ("PIMCO") serves as investment advisor for these funds. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. On September 30, 2010, PIMCO had approximately $1.24 trillion in assets under management. PIMCO is one of the largest fixed income management firms in the US.

W. Scott Simon is a Managing Director and a senior member of PIMCO's portfolio management and strategy groups, and head of the mortgage and asset-backed securities teams. He has been primarily responsible for the day-to-day management of PACE Government Securities Fixed Income Investments since January 2003. He joined the firm in 2000 from Bear Stearns & Co. in New York, where he was a senior managing director and co-head of mortgage-backed securities ("MBS") pass-through trading. He also authored The Daily MBS Commentary. Mr. Simon has seven times been named to positions on the Institutional Investor All-America Fixed-Income Research Team, including first place honors in MBS pass-throughs and overall MBS strategies. He has over twenty years of investment experience.

Saumil H. Parikh is an Executive Vice President and generalist portfolio manager of PIMCO. He has been primarily responsible for the day-to-day management of PACE Strategic Fixed Income Investments since June 2009. Prior to joining PIMCO in 2000, he was a US market economist and strategist with UBS Warburg. He has over 12 years of investment experience.

PACE Intermediate Fixed Income Investments. BlackRock Financial Management, Inc. ("BlackRock") serves as investment advisor for PACE Intermediate Fixed Income Investments. BlackRock is located at 55 East 52nd Street, New York, New York 10055. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the US. BlackRock was formed in 1988 and, as of September 30, 2010, had $3.45 trillion in assets under management.

BlackRock uses a team approach in the management of the fund. Matthew Marra and Brian Weinstein have been jointly responsible for the day-to-day management of PACE Intermediate Fixed Income Investments since July 2002 and July 2010, respectively. BlackRock's Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock's risk management analytics to regularly evaluate the composition of the fund. Portfolio teams are responsible for setting the top-down asset allocation framework for portfolio construction and investment teams are responsible for bottom-up idea generation, including research, analysis, and security selection. The Fixed Income Team consists of over 140 members within the portfolio teams and investment teams, as well as over 50 credit research analysts and substantial quantitative research analysts.

Brian Weinstein, Managing Director, is a portfolio manager in the Multi-Sector & Mortgages Group within BlackRock Fundamental Fixed Income. He is head of Institutional Multi-Sector Portfolios. Mr. Weinstein is also head of BlackRock's inflation-linked strategies.

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Mr. Weinstein has held several key roles at BlackRock. Prior to assuming his current role in 2010, he was most recently co-head of the Global Bond team. Following the close of the merger with Merrill Lynch Investment Managers in 2006, Mr. Weinstein spent a year in London leading the integration efforts within the fixed income portfolio management group before returning to New York. He joined BlackRock in 2000 as an Analyst in the Portfolio Analytics Group and became a portfolio manager in 2002.

Matthew Marra, Managing Director, is a portfolio manager in the Multi-Sector & Mortgages Group within BlackRock Fundamental Fixed Income. He is Deputy Head of Retail and Mutual Fund Products and co-head of Mutual Fund Multi-Sector Portfolios. Mr. Marra joined BlackRock's fixed income team in 1997. He began his career at BlackRock in 1995 as an analyst in the Portfolio Analytics Group. Mr. Marra has served on the Barclays Index Advisory Council since 2001.

PACE Municipal Fixed Income Investments. Standish Mellon Asset Management Company LLC ("Standish") serves as investment advisor for PACE Municipal Fixed Income Investments. Standish is located at BNY Mellon Center, 201 Washington St. Boston, Massachusetts 02108. Standish assumed management of the fund on August 1, 2001. Standish's predecessor was founded in 1933 and, as of September 30, 2010, Standish had over $79.1 billion in assets under management. Christine L. Todd is primarily responsible for the day-to-day management of the fund. She has held her fund responsibilities with either Standish or its predecessor since June 1, 2000. Ms. Todd is an executive vice president of Standish and joined Standish's predecessor in 1995.

PACE International Fixed Income Investments. Rogge Global Partners plc ("Rogge Global Partners") serves as the investment advisor for PACE International Fixed Income Investments. Rogge Global Partners is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ, England. Rogge Global Partners was organized in 1984 and specializes in global fixed income management. As of September 30, 2010, it had approximately $42.35 billion in assets under management.

Rogge Global Partners uses a team approach in managing the fund's portfolio. The team is led by Olaf Rogge, the chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his fund responsibilities since the fund's inception in August 1995.

Other members of the team are John Graham, Richard Bell, Adrian James, Malie Conway and Francesc Balcells. These team members have held their fund responsibilities since August 1995 except for Ms. Conway, who has held her responsibilities since August 1998, and Mr. Balcells, who has held his fund responsibilities since July 2010.

Mr. Graham joined Rogge Global Partners in February 1994 and is currently a director, portfolio manager and analyst. Mr. Bell joined Rogge Global Partners in June 1990 and serves as a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director, portfolio manager and analyst.

Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit. She was previously a senior portfolio manager at Rothschild Asset Management managing US, global and short-term mandates.

Mr. Balcells joined Rogge in July 2010 and serves as a portfolio manager and head of emerging markets. He was previously a portfolio manager and strategist at Harvard Management Company from 2006 to 2010. From 2002 to 2006, Mr. Balcells worked at the International Monetary Fund ("IMF"), where he was both an economist and worked with IMF program design and implementation.

PACE High Yield Investments. MacKay Shields LLC ("MacKay Shields"), 9 West 57th Street, New York, New York 10019, serves as the fund's investment advisor. As of September 30, 2010, MacKay Shields had approximately $52 billion in assets under management. MacKay Shields was founded in 1938 and advises primarily mutual funds, pension or profit sharing plans, and other pooled investment

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vehicles. MacKay Shields has served as the fund's investment advisor since its inception.

MacKay Shields utilizes a team approach in all aspects of investment management decision-making and the development of investment policy, and no single portfolio manager is solely responsible for portfolio strategy, allocation and/or portfolio construction. The portfolio managers who are jointly and primarily responsible for the day-to-day management of PACE High Yield Investments are Dan Roberts, Senior Managing Director, who leads the high yield team; Taylor Wagenseil, Managing Director and Co-Head of High Yield Portfolio Management; Michael Kimble, Managing Director and Co-Head of High Yield Portfolio Management; and Lou Cohen, Managing Director and Director of Research.

Messrs. Roberts, Wagenseil, Kimble and Cohen have held their fund responsibilities since its inception. Mr. Roberts joined MacKay Shields in 2004 when the firm acquired the fixed income division of Pareto Partners, where he was the Chief Investment Officer from 2001 and Chief Investment Officer-Fixed Income in 2000. Mr. Kimble joined MacKay Shields in 2004 as Director and Co-Head of High Yield Portfolio Management when MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Wagenseil joined MacKay Shields in 2004 as a Director and Co-Head of High Yield Portfolio Management when MacKay Shields acquired the fixed income division of Pareto Partners, where he was a Managing Director since 2000. Mr. Cohen joined MacKay Shields as a Director of Research when the firm acquired Pareto Partners in 2004. Mr. Cohen was a Managing Director of Pareto Partners since 2000. Messrs. Roberts, Wagenseil Kimble and Cohen have been portfolio managers of the fund since its inception.

PACE Large Co Value Equity Investments. Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena") serve as investment advisors for PACE Large Co Value Equity Investments. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2010, ICAP had approximately $16.2 billion in assets under management. ICAP has held its fund responsibilities since July 1, 2000.

The investment decisions for the fund are made through a team approach, with all of the ICAP investments professionals contributing to the process. Jerrold K. Senser and Thomas R. Wenzel are primarily responsible for the day-to-day management of the fund. Messrs. Senser and Wenzel have been managing the portfolio since July 2000.

Jerrold K. Senser is the chief executive officer and chief investment officer of ICAP. Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies.

Thomas R. Wenzel is the executive vice president and director of research and is a senior member of the investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. Mr. Wenzel also leads the firm's investment research efforts with particular emphasis on the financial sector.

Westwood is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, and has been in the investment management business since 1983. As of September 30, 2010, Westwood had approximately $9.9 billion in assets under management. Susan M. Byrne, Chief Investment Officer and Chairman of the Board of Directors of Westwood since 1983, has over 30 years of experience as a securities analyst and portfolio manager. Ms. Byrne has been primarily responsible for the day-to-day management of Westwood's share of the fund's assets since July 1, 2000.

Pzena is located at 120 West 45th Street, New York, New York 10036. As of September 30, 2010, Pzena had approximately $14.3 billion in assets under management. Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III are primarily responsible for the day-to-day management of the fund. They have held their fund responsibilities since May 2008.

Mr. Pzena, the founder, Managing Principal and Co-Chief Investment Officer of Pzena, serves as

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co-portfolio manager on each of Pzena's domestic investment strategies and is a member of Pzena's Executive Committee. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company, which he joined in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991.

Mr. Goetz, a Managing Principal and Co-Chief Investment Officer at Pzena, currently serves as co-portfolio manager on each of Pzena's investment strategies and is a member of Pzena's Executive Committee. He was the Director of Research from 1996 through 2005, responsible for building and training the research team. Prior to joining Pzena in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 15 years, his last as the Global Business Manager for Amoco's $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide.

Mr. DeSpirito is a Principal and Portfolio Manager of the Large Cap Value and Value strategies at Pzena. Prior to joining Pzena in 1996, he was an associate in the corporate department at the Boston-based law firm of Ropes & Gray LLP. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software and wire and cable industries.

PACE Large Co Growth Equity Investments. Marsico Capital Management, LLC ("Marsico"), Wellington Management Company, LLP ("Wellington Management"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury") serve as investment advisors for PACE Large Co Growth Equity Investments.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of September 30, 2010, had approximately $47.2 billion in assets under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Thomas F. Marsico, Chief Investment Officer, A. Douglas Rao, a senior analyst and portfolio manager, and Coralie Witter, a senior analyst and portfolio manager, are the portfolio managers that are primarily responsible for the day-to-day management of Marsico's portion of the fund. Messrs. Marsico and Rao and Ms. Witter have held their fund responsibilities since September 2002, February 2010 and November 2010, respectively. Mr. Marsico has over 25 years of experience as a securities analyst and a portfolio manager. Mr. Rao has 10 years of experience as a securities analyst. Prior to joining Marsico in 2005, Mr. Rao was a Senior Vice President and Financial Services Analyst for U.S. equities for Trust Company of the West for over four years. Ms. Witter has 13 years of experience in the financial services industry, most of which has involved equity research. Prior to joining Marsico in 2004, Ms. Witter spent six years with Goldman, Sachs & Co., where she was a Vice President in Equity Research.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2010, Wellington Management had investment management authority with respect to approximately $599 billion in assets. Wellington Management has served as the fund's investment advisor since June 1, 2007. Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the portion of PACE Large Co Growth Equity Investments allocated to Wellington Management since June 1, 2007. Mr. Shilling joined Wellington Management as an investment professional in 1994.

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Delaware is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware is a series of Delaware Management Business Trust, which is an indirect subsidiary of Macquarie Group Limited ("Macquarie"), an Australian bank holding company. Macquarie is located at No. 1 Martin Place, Sydney, New South Wales 2000, Australia. As of September 30, 2010, Delaware and its investment advisory affiliates had more than $148 billion in assets under management. A team is primarily responsible for the management of the portion of the fund managed by Delaware. Located in San Francisco, the portfolio management team, which includes Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen, held its fund responsibilities since December 2007.

Jeffrey S. Van Harte, Senior Vice President and Chief Investment Officer, joined Delaware in April 2005 and is the firm's chief investment officer for the Focus Growth Equity team. Most recently, he was a principal and executive vice president at Transamerica Investment Management (1980 to 2005).

Christopher J. Bonavico, Vice President, Senior Portfolio Manager and Equity Analyst, joined Delaware in April 2005 and is a senior portfolio manager on the firm's Focus Growth Equity team. Previously, he was a principal and portfolio manager at Transamerica Investment Management (1993 to 2005).

Daniel J. Prislin, Vice President, Senior Portfolio Manager and Equity Analyst, joined Delaware in April 2005 as a senior portfolio manager on the firm's Focus Growth Equity team. Previously, he was a principal and portfolio manager at Transamerica Investment Management (1998 to 2005).

Christopher M. Ericksen, Vice President, Portfolio Manager and Equity Analyst, joined Delaware in April 2005 as a portfolio manager on the firm's Focus Growth Equity team. Previously, he was a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs in investment banking and investment management (1994 to 2004).

Roxbury is a Delaware limited liability company located at 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343. Roxbury is a registered investment adviser founded in 1988. Roxbury offers an array of equity strategies across the market capitalization spectrum and provides equity management to a variety of clients including public funds, corporations, endowments, foundations, Taft Hartley plans and individuals. As of September 30, 2010, Roxbury had approximately $952.01 million in assets under management. Roxbury provides various administrative, operational and business services to Mar Vista Investment Partners, LLC ("Mar Vista"), an affiliate of Roxbury that assists with the management of certain of its strategies.

Roxbury uses a team approach in its management of its portion of the fund's assets. Brian L. Massey and Silas A. Myers are the portfolio managers that are primarily responsible for the day-to-day management of the fund's assets allocated to Roxbury. Messrs. Massey and Myers have held their fund responsibilities since May 2010.

Mr. Massey is a portfolio manager. He is an associated and supervised person of Roxbury and is employed by Mar Vista, an affiliate of Roxbury. Prior to joining Mar Vista in 2007, Mr. Massey was employed as a portfolio manager and analyst at Roxbury for 10 years and was also appointed as Roxbury's Director of Research in 2003. Prior to joining Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick's Corporate Financial and Strategic Consulting Group. Mr. Massey has more than 19 years of investment experience.

Mr. Myers is a portfolio manger. He is an associated and supervised person of Roxbury and is employed by Mar Vista, an affiliate of Roxbury. Prior to joining Mar Vista in 2007, Mr. Myers was employed as a portfolio manager and analyst at Roxbury for seven years. Prior to joining Roxbury, he was an equity analyst and product specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. Mr. Myers has more than 20 years of investment experience.

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PACE Small/Medium Co Value Equity Investments. Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Systematic Financial Management, L.P. ("Systematic") serve as investment advisors for PACE Small/Medium Co Value Equity Investments. Buckhead is located at 3330 Cumberland Boulevard, Suite 650, Atlanta, Georgia 30339. Buckhead, an investment advisor founded in 1994, had approximately $1.18 billion in assets under management as of September 30, 2010. Buckhead uses a team approach comprised of portfolio managers and analysts. Matthew D. Reams and David S. Griffin are the portfolio managers primarily responsible for the day-to-day management of the fund's assets allocated to Buckhead. They have held their responsibilities advising the fund since May 2009. Mr. Reams joined Buckhead in 1999. Previously, he was a portfolio manager at Montag & Caldwell Investment Counsel, an investment consultant for a national consulting firm, and an equity analyst for a Midwest investment counseling firm. Mr. Griffin joined Buckhead in 2003. Previously, he was a partner and portfolio manager with Invesco Capital Management, and a defined benefits and defined contributions benefits manager for Genesco, Inc.

MetWest Capital is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. MetWest Capital is an investment manager with approximately $15.95 billion in assets under management as of September 30, 2010. MetWest Capital was founded in 1997 and has held its investment management responsibilities for the fund since October 2005. Samir Sikka has served as a portfolio manager to the fund since February 2007. From July 2006 to February 2007, Mr. Sikka was a senior analyst for the MetWest Capital team managing the fund, and he served as Senior Vice President and Senior Analyst of Trust Company of the West from April 1999 to February 2006. He has over 13 years of industry experience.

Systematic is located at 300 Frank W. Burr Boulevard, Glenpointe E. Teaneck, New Jersey 07666. Systematic, an investment advisor founded in 1982, has approximately $8.01 billion in assets under management as of September 30, 2010. Ronald M. Mushock and D. Kevin McCreesh are primarily responsible for the day-to-day management of the fund's assets allocated to Systematic. They have held their responsibilities advising the fund since May 2009. Mr. Mushock has been the lead portfolio manager for all of Systematic's mid cap portfolios since their inception in 2000 and all of Systematic's small/mid cap portfolios since their inception in 2002. He became a partner at Systematic in 2005. Mr. McCreesh, Partner, has been the Chief Investment Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for all of Systematic's large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996.

PACE Small/Medium Co Growth Equity Investments. Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade") and Riverbridge Partners, LLC ("Riverbridge") serve as investment advisors for PACE Small/Medium Co Growth Equity Investments. Copper Rock is located at 200 Clarendon Street, Boston, Massachusetts 02116. Copper Rock was founded and has been managing funds since 2005 and has held its investment management responsibilities for the fund since March 1, 2007. As of September 30, 2010, Copper Rock had over $1.6 billion in assets under management.

Tucker Walsh is responsible for the day-to-day management of Copper Rock's portion of the fund's assets. He has been the primary portfolio manager since March 2007. Mr. Walsh is the founder and Chief Executive Officer of Copper Rock. Prior to founding Copper Rock in 2005, Mr. Walsh worked for State Street Research from 1997 to 2005 and served as Managing Director and Head of the Small Cap Growth team beginning in 1999. Prior to that, he was an Equity Analyst at Chilton Investment Company, Merrill Lynch and SG Cowen Asset Management. Mr. Walsh leads a team of eight other investment professionals, two of whom are dedicated senior traders.

Palisade is located at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024. Palisade is an investment advisor with approximately $3.1 billion in assets under management as of September 30, 2010.

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The Small/Smid Growth Equity investment team joined Palisade in 2009 from AG Asset Management LLC. The team originated its investment strategy at Warburg Pincus in 1989 and continued its same investment process when that firm was merged into Credit Suisse Asset Management in 1999. The Growth Equity team averages more than 16 years of experience, has worked together an average of 9 years, and is currently responsible for approximately $727 million in three strategies: small/medium cap growth, small cap growth, and mid-cap growth. Sammy Oh, who has been a portfolio manager of the fund since October 2005, is primarily responsible for the day-to-day management of the fund's assets allocated to Palisade and leads the six-person investment team managing these strategies.

Sammy Oh is a senior portfolio manager and analyst specializing in small and smid cap growth US equity portfolios. He was previously with AG Asset Management LLC from 2004-2009. Prior to 2004, he was a managing director at Credit Suisse Asset Management.

Palisade employs a team approach. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process. As senior portfolio manager, Sammy Oh has final decision making responsibility and is responsible for implementing the team's investment decisions. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process.

Riverbridge is located at 801 Nicollet Mall, Suite 600, Minneapolis, Minnesota 55402. Riverbridge is an investment manager with approximately $2.11 billion in assets under management as of September 30, 2010. Riverbridge was founded in 1987 to specialize in growth equities across the capitalization range. The firm is 100% employee owned. Mark Thompson leads a four-person investment team, all of whom are equity owners in the firm. Mark Thompson is the Chief Investment Officer and has been in charge of the day-to-day management of Riverbridge's portion of the fund's assets since October 2005. He co-founded Riverbridge Partners in July 1987.

PACE International Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") serve as investment advisors for PACE International Equity Investments. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2010, Mondrian managed over $68.45 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.

Mondrian utilizes a team approach to investment management. Portfolio managers and analysts are responsible for research in the areas and sectors they cover. Portfolio manager and analysts bring security buy and sell recommendations from their regions and sectors to the International Equity Forum and the Equity Strategy Committee to either be added or dropped from the Mondrian approved buy list. The Equity Strategy Committee is responsible for directing the fund's investment decisions.

A team of individuals, currently including Elizabeth A. Desmond, Nigel G. May, and Emma R.E. Lewis, is jointly and primarily responsible for making the day-to-day investment decisions for the fund. Ms. Desmond joined Mondrian in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for the Pacific region. Ms. Desmond is chief investment officer of international equities and leads the strategy committee responsible for setting investment policy for Mondrian's international equity portfolios. Ms. Desmond has served as a portfolio manager for the fund since July 2009. Mr. May also joined Mondrian in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He has served as a portfolio manager for the fund since 2004. He is currently Deputy Chief Executive Officer. Ms. Lewis joined Mondrian in 1995 and is currently a senior portfolio manager. She has served as a portfolio manager for the fund since 2004.

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J.P. Morgan is located at 245 Park Avenue, New York, New York 10167 and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan has a long tradition of asset management and is one of the world's premier financial institutions, widely respected for its capital strength, global investment expertise, and integrity. As of September 30, 2010, J.P. Morgan and its affiliates had over $1.2 trillion in assets under management.

Beltran Lastra and Jaco Venter are jointly and primarily responsible for the day-to-day management of the International REI segment of the fund managed by J.P. Morgan. An employee since 1996, Mr. Lastra is head of International Structured Equity at J.P. Morgan and has served as portfolio manager of the fund since April 2004. Mr. Venter joined the firm in 1999 as a quantitative research analyst and has served as a portfolio manager of the fund since December 2004.

Jeroen Huysinga is primarily responsible for the day-to-day management of the EAFE Opportunities segment of the fund managed by J.P. Morgan. Mr. Huysinga is a Managing Director and a portfolio manager in the Global Equities Team. An employee since 1997, Mr. Huysinga previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, Mr. Huysinga held positions with the British Steel pension fund as a UK analyst and a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Mr. Huysinga has served as a portfolio manager of the fund since November 2010.

Martin Currie is located at Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES, Scotland, United Kingdom. Founded in 1881, Chief investment officer James Fairweather is the product manager for the company's EAFE (i.e., Europe, Australasia and the Far East) portfolios. James Fairweather joined Martin Currie in 1984 and has served as the fund's portfolio manager since 1995. His role reflects the importance of international accounts to Martin Currie's business. As of September 30, 2010, Martin Currie and its affiliates had $17.3 billion in assets under management.

PACE International Emerging Markets Equity Investments. Mondrian Investment Partners Limited ("Mondrian"), Gartmore Global Partners ("GGP"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") serve as investment advisors for PACE International Emerging Markets Equity Investments. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm's founding in 1990 and began managing a segment of the fund in 2004. As of September 30, 2010, Mondrian managed over $68.45 billion in assets in institutional or separately managed accounts and mutual funds. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.

Mondrian utilizes a team approach to investment management. Currently there are seven portfolio managers on the dedicated emerging markets team. Four other investment professionals directly contribute as analysts to the team on a regular basis. The team conducts its own research, while also drawing on the research resources of the firm's other investment professionals, particularly in the Pacific Basin.

All portfolio managers have research specialties and are responsible for supplying research for the countries they cover. In order to obtain a broader knowledge of global markets, portfolio managers/analysts are assigned primary and secondary coverage responsibilities across a variety of regions. The members of the team rely on each other's expertise when constructing a portfolio. Initially, the individual responsible for a particular market or area will conduct extensive fundamental research. This portfolio manager/analyst will liaise with his or her back-up in this market or area, employing fundamental analysis based on international economic and political studies, currency evaluations and business cycle analyses. Mondrian's market analysis and stock selection relies on thorough in-house research of current and prospective holdings, including on-site visits with policy makers and company management. To gain additional perspective and check for consistency regarding their research, he or she will then conduct discussions with senior portfolio managers. Finally, the portfolio

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manager/analyst will present the results for discussion in the Emerging Markets Strategy Committee, which is responsible for directing the fund's investment decisions.

A team of individuals, currently including Robert Akester, Ginny Chong and Gregory Halton, is jointly and primarily responsible for making the day-to-day investment decisions for the fund.

Mr. Akester joined Mondrian in 1996, assuming portfolio management responsibilities as well as sharing analytical responsibilities for international equities. He has served as a portfolio manager for the fund since 2004 and is currently a senior portfolio manager.

Ms. Chong joined Mondrian in 2000 and has served as a senior portfolio manager for the fund since 2004.
Mr. Halton joined Mondrian in 2004 and has served as a portfolio manager for the fund since July 2006.

GGP is located at 8 Fenchurch Place, London EC3M 4PB, United Kingdom. GGP offers international investment capabilities on behalf of Gartmore Investment Management Ltd. ("Gartmore") to the US institutional marketplace. Gartmore is ultimately owned 100% by Gartmore Group Limited, a Cayman incorporated company listed on the London Stock Exchange. GGP is the US business division and a wholly owned subsidiary of Gartmore. Gartmore has $32.65 billion in net assets under management as of September 30, 2010.

GGP takes a team approach to portfolio construction allowing investors to benefit from the skills of the entire team. Christopher Palmer is the portfolio manager primarily responsible for the day-to-day management of the fund. He has managed the fund since June 2006 and also previously managed the fund from August 2002 to July 2003. Mr. Palmer is head of the Global Emerging Markets Team.

Mr. Palmer joined GGP in 1995 as an Investment Manager in the Pacific & Emerging Markets Equity Team. Prior to joining GGP, Mr. Palmer was with Bear Stearns & Co. Inc., where he was a senior counterparty credit risk officer with extensive responsibilities for hedge fund counterparty risk.

Delaware is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware is a series of Delaware Management Business Trust, which is an indirect subsidiary of Macquarie Group Limited ("Macquarie"), an Australian bank holding company. Macquarie is located at No.1 Martin Place, Sydney, New South Wales 2000, Australia. As of September 30, 2010, Delaware and its investment advisory affiliates had more than $148 billion in assets under management.

Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer—Emerging Markets and Healthcare, has served as portfolio manager of Delaware's portion of the fund since November 2010. Mr. Chen joined Delaware in September 2006 and is the firm's chief investment officer for the Global Emerging Markets Equity team. Mr. Chen heads Delaware's Global Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in October 2007. Prior to joining Delaware in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. Mr. Chen co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund's sole manager in 2001. Mr. Chen also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies.

Pzena is located at 120 West 45th Street, 20th Floor, New York, New York 10036. As of September 30, 2010, Pzena had approximately $14.3 billion in assets under management. John P. Goetz, Caroline Cai and Allison Fisch are primarily responsible for the day-to-day management of the fund, and have served as portfolio managers of the fund since November 2010.

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Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena. He was the Director of Research from 1996 through 2005, responsible for building and training the research team. He currently serves as co-portfolio manager on each of the firm's investment strategies and is a member of the firm's Executive Committee. Prior to joining Pzena in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, his last as the Global Business Manager for Amoco's $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide.

Ms. Cai, CFA, is a Principal and Portfolio Manager of EAFE, European, Emerging Markets and Global Value at Pzena. Prior to joining Pzena in 2004, Ms. Cai was a Senior Analyst at AllianceBernstein LLP. Previously, Ms. Cai was a Business Analyst at McKinsey & Company.

Ms. Fisch is a Principal, Portfolio Manager of Emerging Markets Value, and Senior Research Analyst at Pzena. Prior to joining Pzena in 2001, Ms. Fisch was a Business Analyst at McKinsey & Company.

PACE Global Real Estate Securities Investments. ING Clarion Real Estate Securities, LLC ("ING CRES") and Brookfield Investment Management Inc. ("Brookfield") serve as the investment advisors for PACE Global Real Estate Securities Investments.

ING CRES is located at 201 King of Prussia Road, Radnor, Pennsylvania 19087. As of September 30, 2010, ING CRES had approximately $18.9 billion in assets under management. ING CRES primarily advises mutual funds, pension plans, corporations, governments, financial institutions, endowments and foundations.

ING CRES uses a team approach in its investment management decisions. ING CRES' portfolio management team includes seven professionals globally, led by T. Ritson Ferguson, the firm's chief investment officer. Mr. Ferguson, along with Steven D. Burton and Joseph P. Smith, are primarily responsible for the day-to-day management of the fund's assets allocated to ING CRES. They have served as portfolio managers for the fund since November 2009.

Mr. Ferguson has served as chief investment officer of ING CRES and its predecessor firm since 1991. He has 24 years of real estate investment experience.

Mr. Burton, managing director and portfolio manager, joined ING CRES in 1995. He is a senior member of the ING CRES portfolio management team, having 26 years of investment experience.

Mr. Smith, managing director and portfolio manager, joined ING CRES in 1997. He is a senior member of the ING CRES portfolio management team, having 20 years of investment experience.

Brookfield is located at Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010. As of September 30, 2010, Brookfield and its affiliates had approximately $23.34 billion in assets under management. Brookfield specializes in managing global REITs on behalf of clients in Asia, Australia, Europe and North America. Jason Baine, Brett Ward and Bernhard Krieg are primarily responsible for the day-to-day management of the fund's assets allocated to Brookfield. They have served as portfolio managers for the fund since November 2009.

Mr. Baine, global portfolio manager, has 13 years of investment management experience in the real estate securities area, including portfolio management for institutional accounts. Mr. Ward, global portfolio manager, has 16 years of investment management experience. Mr. Baine and Mr. Ward have been with Brookfield and its affiliates since 2001. Mr. Krieg, global portfolio manager, joined Brookfield in April 2006. Mr. Krieg was previously a senior vice president and senior analyst for Haven Funds, a real estate securities hedge fund. Prior to this, he was a vice president and senior analyst at Security Capital Research and Management.

PACE Alternative Strategies Investments. Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM"), First Quadrant, L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") serve as investment advisors for PACE Alternative Strategies Investments.

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Analytic Investors has offices at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. As of September 30, 2010, Analytic Investors had approximately $7.03 billion in assets under management. Analytic Investors was founded in 1970 and has served as an investment advisor to the fund since its inception.

Analytic Investors utilizes a team portfolio management approach. A team of investment professionals at Analytic Investors serve as the fund's portfolio managers and share primary responsibility for the day-to-day portfolio management of Analytic Investors' portion of the fund. Dennis Bein oversees the team regarding the management of the fund. David Krider serves as lead portfolio manager for global equity strategies effective August 1, 2006. Harindra de Silva heads the research efforts for the team.

Dennis Bein, Chief Investment Officer and a portfolio manager, joined Analytic Investors in 1995 and has 20 years of industry experience. David Krider, portfolio manager, joined Analytic Investors in June 2005 and has 8 years of industry experience. Prior to joining the firm, Mr. Krider was founder and Chief Technology Officer (1996-2005) of Visualize, Inc., a firm that specializes in financial visualization and analytic software. He was a research associate at First Quadrant before leaving to start his own firm. Harindra de Silva, President and portfolio manager, joined Analytic Investors in 1995, and has 23 years of industry experience. Each portfolio manager has held fund responsibilities since the fund's inception.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2010, Wellington Management had investment management authority with respect to approximately $599 billion in assets. Wellington Management has served as one of the fund's investment advisors since its inception.

Wellington Management uses a team approach in its investment management decisions. Rick A. Wurster and Stephen A. Gorman are primarily responsible for the day-to-day management of the portion of the fund allocated to Wellington Management.

Mr. Wurster, CFA, Vice President and Asset Allocation Portfolio Manager of Wellington Management, is a portfolio manager for the fund. Mr. Wurster joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Wurster was an investment professional with McKinsey & Company (2000-2006). Mr. Wurster has served as portfolio manager for the fund since November 2010.

Mr. Gorman, CFA, Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager of Wellington Management, is involved in portfolio management and securities analysis for the fund. Mr. Gorman joined Wellington Management as an investment professional in 2008. Prior to joining Wellington Management, Mr. Gorman was an investment professional with 2100 Capital Group (2004-2008). Mr. Gorman has been involved in portfolio management and securities analysis for the fund since November 2010.

GSAM is located at 200 West Street, New York, New York 10282. As of June 30, 2010, GSAM, including its investment advisory affiliates, had approximately $677 billion in assets under management. GSAM primarily advises mutual funds, pension plans, corporations, governments, financial institutions, endowments and foundations. GSAM has served as an investment advisor to the fund since September 2007.

GSAM uses a team approach in its investment management decisions. Jonathan Beinner and Michael Swell, the primary portfolio managers for the GSAM segment of the fund, are jointly and primarily responsible for the day-to-day management of that segment. Messrs. Beinner and Swell have managed the fund since September 2007 and April 2009,

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respectively. While GSAM is ultimately responsible for managing its segment of the fund, it is also able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain fund securities.

Jonathan Beinner is the chief investment officer and co-head of the Global Fixed Income and Liquidity Management team in GSAM. He is a member of the Investment Management Division's Operating Committee. Mr. Beinner joined GSAM in 1990 and is responsible for fixed income assets, including multi-sector portfolios, single-sector portfolios and fixed income hedge funds. Mr. Beinner also manages money market assets. He was named managing director in 1997 and partner in 2004.

Michael Swell is the co-head of Global Lead Portfolio Management within the Global Fixed Income team in GSAM. In this role, he is responsible for co-leading the global team of portfolio managers that oversee multi-sector portfolios. Previously, Mr. Swell was a senior portfolio manager and co-head of the US Fixed Income group. He joined GSAM in 2007 as a managing director and head of Structured Products. Prior to joining the firm, Mr. Swell was a senior managing director in charge of Friedman, Billings & Ramsey's Fixed Income Sales & Trading Division (2005-2007).

First Quadrant is located at 800 East Colorado Blvd., Suite 900, Pasadena, California 91101. As of September 30, 2010, First Quadrant had approximately $17.42 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant and its joint venture partners, but only wherein First Quadrant has full investment discretion over the portfolios. First Quadrant is a quantitative investment management boutique founded in 1988 and has served as an investment advisor to the fund since April 2009.

As a quantitative manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Ken Ferguson, Dori Levanoni and Chuck Fannin are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant, and have served as portfolio managers of the fund since April 2009.

Ken Ferguson is one of two First Quadrant partners co-heading the firm's global macro strategy research function. He is involved in all aspects of product development: portfolio model building, investment risk measurement, investment risk allocation, and portfolio optimization. On joining First Quadrant in 1994, Mr. Ferguson was initially focused on tactical asset allocation, currency, and global macro strategies.

Dori Levanoni is the second First Quadrant partner co-heading the firm's global macro research function. He also is involved in all aspects of product development: portfolio model building, investment risk measurement, investment risk allocation, and portfolio optimization. Upon joining the investment research team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of currency products.

Chuck Fannin is a senior member of First Quadrant's derivatives trading program and oversees the global options-based strategies. Prior to joining First Quadrant in 2008, Mr. Fannin was a partner at a start-up firm from 2005 to 2007. Mr. Fannin was a vice president at CastleArk Management, an investment management firm, from 2001 to 2004.

Standard Life Investments' head office is located at 1 George Street, Edinburgh, Scotland, UK, EH2 2LL, and its U.S. office is located at One Beacon Street, 34th Floor, Boston, Massachusetts 02108. As of September 30, 2010, Standard Life Investments had approximately US$242.3 billion in assets under management. Standard Life Investments' sole business is asset management. Standard Life Investments manages assets on behalf of the Standard Life Group

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and a wide range of third party clients through a variety of investment vehicles. Standard Life Investments offers discretionary asset management services across a broad range of asset classes, delivered via a variety of product structures.

Standard Life Investments uses a team approach in its investment management decisions. The investment team is led by Guy Stern. Guy Stern and David Millar are primarily responsible for the day-to-day management of Standard Life Investments' portion of the fund. They have served as portfolio managers of the fund since August 2010.

Guy Stern, Investment Director—Multi-Asset Investing, joined Standard Life Investments in 2008. From 2002 to 2008, Mr. Stern held the position of Chief Investment Officer at Credit Suisse Asset Management. Mr. Stern has 27 years of investment industry experience, and has specific expertise in managing multi-asset solutions.

David Millar, Investment Director—Multi-Asset Investing, joined Standard Life Investments in January 2008. Prior to joining Standard Life Investments, Mr. Millar was Head of Bond Strategy and Chair of the Bond Policy Group at Scottish Widows Investment Partnership ("SWIP"). Mr. Millar joined SWIP as a fixed interest fund manager in 1995 and was appointed Deputy Head of Bonds in December 2003. Mr. Millar began his career at Scottish Widows in 1989, qualifying as an actuary in 1992.

Other information

The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore is not subject to registration or regulation as a pool operator under the CEA.

To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate.

Dividends and taxes

Dividends

PACE Money Market Investments normally declares dividends daily and pays them monthly. Shares of this fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

While PACE Money Market Investments declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor's account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor at UBS Financial Services Inc. or, if you are no longer a participant in the PACESM Select Advisors Program, your financial intermediary. Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

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Taxes

PACE Municipal Fixed Income Investments seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares (except PACE Money Market Investments) for shares of another fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax. However, you will not recognize any gain on the sale of your shares in PACE Money Market Investments so long as it maintains a share price of $1.00.

Distributions of short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains are taxed as long-term capital gains. Your fund will tell you annually how you should treat its dividends for tax purposes.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

As noted above, shareholders will pay the PACE Select Advisors Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes, which generally means that such amounts are deductible only to the extent that they exceed 2% of a person's "adjusted gross income."

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding," by law we must withhold 28% (currently scheduled to increase to 31% after 2010) of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds' SAI.

Disclosure of portfolio holdings

Each equity series of the Trust will generally post on UBS Global AM's Web site at http://www.ubs.com/globalam, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar-quarter end, 25 days after the end of the calendar quarter.

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Each fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund's Forms N-Q and Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. Each fund's Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568.

PACE Money Market Investments will disclose on UBS Global AM's Web site, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity and weighted average life of the fund. This information will be posted on the UBS Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund's Form N-MFP filings will be available on the SEC's Web site, on a delayed basis; UBS Global AM's Web site will also contain a link to these filings, which will become publicly available two months after filing with the SEC. (For example, the fund's first filing on Form N-MFP in December 2010 would become publicly available in February 2011, at which time there would be links to that SEC filing on the UBS Web site referenced above.)

Please consult the funds' SAI for a description of the policies and procedures that govern disclosure of the funds' portfolio holdings.

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Financial highlights

The following financial highlights tables are intended to help you understand each fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

	PACE Money Market Investments Class P
	Years ended July 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	0.000	(1)	0.008		0.033	0.048	0.038
Dividends from net investment income	(0.000	)(1)	(0.008)		(0.033)	(0.048)	(0.038)
Distributions from net realized gains	(0.000	)(1)	(0.000	)(1)	—	—	—
Total dividends and distributions	(0.000	)(1)	(0.008)		(0.033)	(0.048)	(0.038)
Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00
Total investment return(2)	0.01%		0.81%		3.40%	4.86%	3.89%
Ratios/supplemental data:
Net assets, end of year (000's)	$386,217		$529,959		$523,243	$408,562	$342,573
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.27%		0.59%		0.60%	0.60%	0.60%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.90%		0.89%		0.93%	0.92%	0.99%
Net investment income to average net assets	0.01%		0.78%		3.27%	4.75%	3.89%

(1)  Amount represents less than $0.0005 per share.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include Program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

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Financial highlights—(continued)

	PACE Government Securities Fixed Income Investments Class P
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.36	$12.87	$12.72	$12.72	$13.20
Net investment income	0.44 (1)	0.61 (1)	0.59 (1)	0.60 (1)	0.54
Net realized and unrealized gains (losses)	0.86	0.55	0.15	(0.01)	(0.30)
Net increase from operations	1.30	1.16	0.74	0.59	0.24
Dividends from net investment income	(0.49)	(0.67)	(0.59)	(0.59)	(0.56)
Distributions from net realized gains	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.95)	(0.67)	(0.59)	(0.59)	(0.72)
Net asset value, end of year	$13.71	$13.36	$12.87	$12.72	$12.72
Total investment return(2)	10.20%	9.27%	5.87%	4.71%	1.94%
Ratios/supplemental data:
Net assets, end of year (000's)	$477,172	$422,024	$542,337	$469,556	$384,472
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.77%	0.77%	0.82%	0.87%	0.87%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.88%	0.86%	0.90%	0.91%	0.96%
Net investment income to average net assets	3.30%	4.66%	4.55%	4.66%	4.22%
Portfolio turnover	1,065%	877%	588%	495%	575%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable Program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Financial highlights—(continued)

	PACE Intermediate Fixed Income Investments Class P
	Years ended July 31,
	2010		2009	2008	2007		2006
Net asset value, beginning of year	$11.59		$11.51	$11.39	$11.28		$11.45
Net investment income(1)	0.37		0.47	0.51	0.46		0.41
Net realized and unrealized gains (losses)	0.48		0.09	0.11	0.11		(0.17)
Net increase from operations	0.85		0.56	0.62	0.57		0.24
Dividends from net investment income	(0.42)		(0.48)	(0.50)	(0.46)		(0.41)
Net asset value, end of year	$12.02		$11.59	$11.51	$11.39		$11.28
Total investment return(2)	7.51%		5.14%	5.52%	5.17%		2.17%
Ratios/supplemental data:
Net assets, end of year (000's)	$420,801		$353,068	$404,407	$381,254		$346,298
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.68	%(3)	0.68%	0.68%	0.80	%(4)	0.80%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.73	%(3)	0.74%	0.77%	0.80%		0.81%
Net investment income to average net assets	3.16%		4.22%	4.35%	4.07%		3.64%
Portfolio turnover	974%		512%	387%	255%		349%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable Program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(3)  Includes interest expense during the year ended July 31, 2010 representing less than 0.005%.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

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Financial highlights—(continued)

	PACE Strategic Fixed Income Investments Class P
	Years ended July 31,
	2010	2009	2008	2007		2006
Net asset value, beginning of year	$13.08	$13.74	$13.25	$13.26		$13.88
Net investment income(1)	0.50	0.64	0.64	0.59		0.64
Net realized and unrealized gains (losses)	1.60	0.38	0.50	0.00	(2)	(0.59)
Net increase from operations	2.10	1.02	1.14	0.59		0.05
Dividends from net investment income	(0.61)	(0.76)	(0.65)	(0.58)		(0.65)
Distributions from net realized gains	(0.02)	(0.92)	—	—		—
Returns of capital	—	—	—	(0.02)		(0.02)
Total dividends, distributions and returns of capital	(0.63)	(1.68)	(0.65)	(0.60)		(0.67)
Net asset value, end of year	$14.55	$13.08	$13.74	$13.25		$13.26
Total investment return(3)	16.39%	8.58%	8.62%	4.63%		0.34%
Ratios/supplemental data:
Net assets, end of year (000's)	$691,186	$584,235	$785,267	$679,623		$539,286
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.81%	0.82%	0.81%	0.93	%(4)	0.93%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	0.87%	0.87%	0.89%	0.93%		0.98%
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	0.81%	0.81%	0.81%	0.93	%(4)	0.93%
Net investment income to average net assets	3.62%	5.00%	4.65%	4.40%		4.77%
Portfolio turnover	239%	178%	236%	188%		196%

(1)  Calculated using the average shares method.

(2)  Amount represents less than $0.005 per share.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable Program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

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Financial highlights—(continued)

	PACE Municipal Fixed Income Investments Class P
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.45	$12.16	$12.22	$12.27	$12.49
Net investment income(1)	0.42	0.44	0.44	0.43	0.42
Net realized and unrealized gains (losses)	0.50	0.29	(0.06)	(0.05)	(0.22)
Net increase from operations	0.92	0.73	0.38	0.38	0.20
Dividends from net investment income	(0.42)	(0.44)	(0.44)	(0.43)	(0.42)
Net asset value, end of year	$12.95	$12.45	$12.16	$12.22	$12.27
Total investment return(2)	7.54%	6.14%	3.14%	3.10%	1.66%
Ratios/supplemental data:
Net assets, end of year (000's)	$229,028	$187,814	$242,033	$194,370	$140,320
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.68%	0.68%	0.68%	0.76%	0.76%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.74%	0.74%	0.79%	0.81%	0.84%
Net investment income to average net assets	3.33%	3.61%	3.59%	3.47%	3.43%
Portfolio turnover	10%	25%	16%	48%	27%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable Program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions or the redemption of fund shares.

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Financial highlights—(continued)

	PACE International Fixed Income Investments Class P
	Years ended July 31,
	2010	2009	2008(1)	2007	2006
Net asset value, beginning of year	$11.64	$11.84	$11.38	$11.20	$11.76
Net investment income(2)	0.30	0.33	0.28	0.28	0.28
Net realized and unrealized gains (losses)	0.23	(0.07)	1.14	0.23	(0.06)
Net increase from operations	0.53	0.26	1.42	0.51	0.22
Dividends from net investment income	(0.72)	(0.46)	(0.96)	(0.33)	(0.60)
Distributions from net realized gains	—	—	—	—	(0.18)
Return of capital	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.74)	(0.46)	(0.96)	(0.33)	(0.78)
Net asset value, end of year	$11.43	$11.64	$11.84	$11.38	$11.20
Total investment return(3)	4.65%	2.60%	12.95%	4.62%	2.11%
Ratios/supplemental data:
Net assets, end of year (000's)	$404,680	$364,616	$534,097	$440,787	$349,676
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.00%	1.00%	1.00%	1.13%	1.13%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.15%	1.17%	1.18%	1.22%	1.27%
Net investment income to average net assets	2.56%	3.09%	2.32%	2.49%	2.49%
Portfolio turnover	67%	37%	65%	111%	175%

(1)  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the fund. Prior to August 23, 2007, the investment advisory function for this fund was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the fund.

(2)  Calculated using the average shares method.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable Program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Financial highlights—(continued)

	PACE High Yield Investments Class P
	Years ended July 31,				Period ended
	2010	2009	2008	2007	July 31, 2006(1)
Net asset value, beginning of period	$8.95	$9.04	$9.61	$9.81	$9.95
Net investment income(2)	0.85	0.69	0.63	0.62	0.14
Net realized and unrealized gains (losses)	1.20	0.02	(0.56)	(0.22)	(0.09)
Net increase from operations	2.05	0.71	0.07	0.40	0.05
Dividends from net investment income	(0.76)	(0.80)	(0.61)	(0.60)	(0.19)
Distributions from net realized gains	(0.06)	—	(0.01)	—	—
Return of capital	—	—	(0.02)	—	—
Total dividends, distributions and return of capital	(0.82)	(0.80)	(0.64)	(0.60)	(0.19)
Net asset value, end of period	$10.18	$8.95	$9.04	$9.61	$9.81
Total investment return(3)	23.60%	9.87%	0.71%	3.96%	0.56%
Ratios/supplemental data:
Net assets, end of period (000's)	$209,650	$147,029	$142,985	$87,171	$11,103
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.10%	1.10%	1.10%	1.10%	1.10	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.19%	1.34%	1.31%	1.72%	8.16	%(4)
Net investment income to average net assets	8.60%	8.80%	6.68%	6.24%	6.34	%(4)
Portfolio turnover	30%	49%	25%	26%	39%

(1)  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

(2)  Calculated using the average shares method.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable Program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4)  Annualized.

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Financial highlights—(continued)

	PACE Large Co Value Equity Investments Class P
	Years ended July 31,
	2010	2009	2008(1)	2007	2006
Net asset value, beginning of year	$13.16	$16.69	$22.44	$22.38	$20.66
Net investment income(2)	0.16	0.22	0.30	0.28	0.28
Net realized and unrealized gains (losses)	1.61	(3.44)	(3.34)	2.82	2.16
Net increase (decrease) from operations	1.77	(3.22)	(3.04)	3.10	2.44
Dividends from net investment income	(0.17)	(0.31)	(0.17)	(0.30)	(0.25)
Distributions from net realized gains	—	—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	(0.17)	(0.31)	(2.71)	(3.04)	(0.72)
Net asset value, end of year	$14.76	$13.16	$16.69	$22.44	$22.38
Total investment return(3)	13.48%	(19.01)%	(15.39)%	14.26%	12.07%
Ratios/supplemental data:
Net assets, end of year (000's)	$899,926	$819,420	$1,159,915	$1,306,425	$1,078,221
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.95%	0.99%	0.85%	0.83%	0.86%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.95%	0.99%	0.98%	0.96%	0.99%
Net investment income to average net assets	1.05%	1.76%	1.51%	1.23%	1.30%
Portfolio turnover	61%	87%	161%	105%	95%

(1)  A portion of the investment advisory function for this fund was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

(2)  Calculated using the average shares method.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable Program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Financial highlights—(continued)

	PACE Large Co Growth Equity Investments Class P
	Years ended July 31,
	2010(1)	2009	2008(2)	2007(3)	2006
Net asset value, beginning of year	$13.59	$16.94	$18.45	$15.97	$16.02
Net investment income(4)	0.03	0.06	0.05	0.03	0.02
Net realized and unrealized gains (losses)	1.66	(3.32)	(1.04)	2.49	(0.05)
Net increase (decrease) from operations	1.69	(3.26)	(0.99)	2.52	(0.03)
Dividends from net investment income	(0.07)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized gains	—	(0.07)	(0.48)	—	—
Total dividends and distributions	(0.07)	(0.09)	(0.52)	(0.04)	(0.02)
Net asset value, end of year	$15.21	$13.59	$16.94	$18.45	$15.97
Total investment return(5)	12.42%	(19.19)%	(5.68)%	15.76%	(0.20)%
Ratios/supplemental data:
Net assets, end of year (000's)	$895,889	$822,192	$1,230,206	$1,231,468	$945,358
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.96%	0.97%	0.91%	0.91%	0.95	%(6)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.99%	1.01%	0.96%	0.95%	1.00%
Net investment income to average net assets	0.19%	0.50%	0.29%	0.17%	0.12%
Portfolio turnover	91%	100%	120%	95%	64%

(1)  A portion of the investment advisory function for this fund was transferred to Roxbury Capital Management, LLC on May 25, 2010. Delaware Management Company, Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this fund was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

(3)  A portion of the investment advisory function for this fund was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continued to provide a portion of the investment advisory function.

(4)  Calculated using the average shares method.

(5)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable Program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(6)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

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Financial highlights—(continued)

	PACE Small/Medium Co Value Equity Investments Class P
	Years ended July 31,
	2010	2009(1)		2008(2)	2007		2006(2)
Net asset value, beginning of year	$12.20	$14.53		$19.60	$17.31		$22.02
Net investment income (loss)(3)	0.02	0.07		0.08	0.03		(0.00	)(4)
Net realized and unrealized gains (losses)	2.34	(2.30)		(3.05)	3.02		(0.83)
Net increase (decrease) from operations	2.36	(2.23)		(2.97)	3.05		(0.83)
Dividends from net investment income	(0.03)	(0.10)		(0.03)	—		—
Distributions from net realized gains	—	(0.00	)(4)	(2.07)	(0.76)		(3.88)
Total dividends and distributions	(0.03)	(0.10)		(2.10)	(0.76)		(3.88)
Net asset value, end of year	$14.53	$12.20		$14.53	$19.60		$17.31
Total investment return(5)	19.38%	(15.14)%		(16.13)%	17.86%		(3.95)%
Ratios/supplemental data:
Net assets, end of year (000's)	$345,494	$310,059		$428,819	$483,873		$387,514
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.16%	1.16%		1.16%	1.16	%(6)	1.16%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.25%	1.32%		1.18%	1.16%		1.18%
Net investment income (loss) to average net assets	0.14%	0.66%		0.48%	0.16%		(0.03)%
Portfolio turnover	81%	111%		43%	59%		81%

(1)  A portion of the investment advisory function for this fund was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as investment advisors for the fund effective May 29, 2009. Metropolitan West Capital Management, LLC continues to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this fund was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Group, LLC on October 1, 2005. Ariel Investments, LLC continued to provide a portion of the investment advisory function. Ariel Capital Management, LLC changed its name to Ariel Investments, LLC on April 30, 2008.

(3)  Calculated using the average shares method.

(4)  Amount represents less than $0.005 per share.

(5)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable Program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(6)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

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Financial highlights—(continued)

	PACE Small/Medium Co Growth Equity Investments Class P
	Years ended July 31,
	2010	2009(1)	2008	2007(2)	2006(3)
Net asset value, beginning of year	$10.90	$13.36	$17.61	$14.67	$17.72
Net investment loss(4)	(0.06)	(0.03)	(0.08)	(0.10)	(0.10)
Net realized and unrealized gains (losses)	1.78	(2.43)	(1.57)	3.47	(0.58)
Net increase (decrease) from operations	1.72	(2.46)	(1.65)	3.37	(0.68)
Distributions from net realized gains	—	—	(2.60)	(0.43)	(2.37)
Net asset value, end of year	$12.62	$10.90	$13.36	$17.61	$14.67
Total investment return(5)	15.78%	(18.41)%	(11.22)%	23.28%	(4.05)%
Ratios/supplemental data:
Net assets, end of year (000's)	$338,951	$310,425	$456,354	$500,929	$380,197
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.13%	1.13%	1.13%	1.13%	1.13%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.23%	1.31%	1.17%	1.16%	1.18%
Net investment loss to average net assets	(0.50)%	(0.31)%	(0.52)%	(0.60)%	(0.59)%
Portfolio turnover	133%	154%	128%	109%	134%

(1)  A portion of the investment advisory function for this fund was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this fund was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007. AG Asset Management LLC and Riverbridge Partners, LLC continued to provide a portion of the investment advisory function.

(3)  A portion of the investment advisory function for this fund was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

(4)  Calculated using the average shares method.

(5)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable Program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Financial highlights—(continued)

	PACE International Equity Investments Class P
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.70	$16.16	$21.27	$19.03	$15.46
Net investment income(1)	0.22	0.29	0.46	0.35	0.37
Net realized and unrealized gains (losses)	0.05	(4.21)	(2.99)	4.09	3.48
Net increase (decrease) from operations	0.27	(3.92)	(2.53)	4.44	3.85
Dividends from net investment income	(0.28)	(0.54)	(0.34)	(0.41)	(0.28)
Distributions from net realized gains	—	—	(2.24)	(1.79)	—
Total dividends and distributions	(0.28)	(0.54)	(2.58)	(2.20)	(0.28)
Net asset value, end of year	$11.69	$11.70	$16.16	$21.27	$19.03
Total investment return(2)	2.21%	(23.81)%	(13.53)%	24.48%	25.17%
Ratios/supplemental data:
Net assets, end of year (000's)	$698,546	$684,359	$1,048,105	$1,173,137	$900,603
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.18%	1.22%	1.12%	1.12%	1.17%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.18%	1.22%	1.12%	1.12%	1.17%
Net investment income to average net assets	1.80%	2.72%	2.44%	1.70%	2.09%
Portfolio turnover	60%	60%	54%	61%	52%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable Program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Financial highlights—(continued)

	PACE International Emerging Markets Equity Investments Class P
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.72	$19.68	$23.84	$18.44	$15.25
Net investment income(1)	0.09	0.20	0.28	0.23	0.21
Net realized and unrealized gains (losses)	1.71	(5.77)	(0.51)	8.09	3.13
Net increase (decrease) from operations	1.80	(5.57)	(0.23)	8.32	3.34
Dividends from net investment income	(0.16)	(0.15)	(0.29)	(0.22)	(0.15)
Distributions from net realized gains	—	(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	(0.16)	(3.39)	(3.93)	(2.92)	(0.15)
Net asset value, end of year	$12.36	$10.72	$19.68	$23.84	$18.44
Total investment return(2)	16.85%	(21.42)%	(2.52)%	49.31%	21.98%
Ratios/supplemental data:
Net assets, end of year (000's)	$232,908	$210,680	$337,958	$374,910	$259,321
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.85%	1.97%	1.78%	1.82%	1.98	%(3)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.85%	1.97%	1.78%	1.82%	1.98%
Net investment income to average net assets	0.78%	2.03%	1.22%	1.13%	1.20%
Portfolio turnover	60%	77%	53%	54%	84%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable Program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(3)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

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Financial highlights—(continued)

	PACE Global Real Estate Securities Investments Class P
	Years ended July 31,			Period ended
	2010(1)	2009	2008	July 31, 2007(2)
Net asset value, beginning of period	$4.86	$7.75	$9.56	$10.26
Net investment income(3)	0.12	0.17	0.21	0.09
Net realized and unrealized gains (losses)	0.83	(2.97)	(1.71)	(0.79)
Net increase (decrease) from operations	0.95	(2.80)	(1.50)	(0.70)
Dividends from net investment income	(0.49)	(0.09)	(0.28)	—
Distributions from net realized gains	—	—	(0.03)	—
Total dividends and distributions	(0.49)	(0.09)	(0.31)	—
Net asset value, end of period	$5.32	$4.86	$7.75	$9.56
Total investment return(4)	20.10%	(36.09)%	(16.06)%	(6.82)%
Ratios/supplemental data:
Net assets, end of period (000's)	$73,866	$52,925	$70,125	$44,772
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.20%	1.20%	1.20%	1.20	%(5)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.91%	2.17%	1.71%	3.02	%(5)
Net investment income to average net assets	2.36%	3.67%	2.38%	1.75	%(5)
Portfolio turnover	117%	127%	68%	38%

(1)  Investment advisory functions for this fund were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and ING Clarion Real Estate Securities, LLC on November 17, 2009.

(2)  For the period January 22, 2007 (commencement of issuance) through July 31, 2007.

(3)  Calculated using the average shares method.

(4)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable Program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(5)  Annualized.

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Financial highlights—(concluded)

	PACE Alternative Strategies Investments Class P
	Years ended July 31,					Period ended
	2010	2009(1)	2008(2)		2007	July 31, 2006(3)
Net asset value, beginning of period	$8.82	$10.51	$11.30		$9.94	$10.01
Net investment income(4)	0.03	0.08	0.12		0.16	0.03
Net realized and unrealized gains (losses)	0.40	(1.65)	(0.65)		1.26	(0.10)
Net increase (decrease) from operations	0.43	(1.57)	(0.53)		1.42	(0.07)
Dividends from net investment income	(0.06)	(0.05)	(0.08)		(0.06)	—
Distributions from net realized gains	—	(0.07)	(0.18)		—	—
Total dividends and distributions	(0.06)	(0.12)	(0.26)		(0.06)	—
Net asset value, end of period	$9.19	$8.82	$10.51		$11.30	$9.94
Total investment return(5)	4.71%	(14.73)%	(4.76)%		14.38%	(0.70)%
Ratios/supplemental data:
Net assets, end of period (000's)	$399,477	$356,352	$555,361		$384,649	$46,920
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.75%	1.95%	2.13	%(6)	2.28%	1.90	%(7)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.79%	1.96%	2.13%		2.43%	4.12	%(7)
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.70%	1.70%	1.68	%(6)	1.64%	1.41	%(7)
Net investment income to average net assets	0.28%	0.93%	1.10%		1.44%	1.47	%(7)
Portfolio turnover	244%	423%	389%		178%	54%

(1)  A portion of the investment advisory function for this fund was transferred to First Quadrant L.P. on April 8, 2009. Analytic Investors, LLC, Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this fund was transferred to Goldman Sachs Asset Managment, L.P. on September 10, 2007. Analytic Investors, LLC and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

(3)  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

(4)  Calculated using the average shares method.

(5)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable Program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(6)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the fund, not to exceed the expense cap.

(7)  Annualized.

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Appendix A

Introductory Note:

This appendix is provided for ERISA accounts pursuant to conditions imposed by a grant of individual exemptions by the Department of Labor.

The Notice of Proposed Exemption and related Grant of Individual Exemptions reproduced below date from 1996. The factual information contained therein was accurate as of that time; however, the funds have changed over the years. The information contained elsewhere in this prospectus is more current and should be relied upon where there are differences. For example:

•  the name of the Trust is now PACE Select Advisors Trust;

•  Mitchell Hutchins Asset Management Inc.'s role has been taken over by its sister company, UBS Global Asset Management (Americas) Inc. and PaineWebber Incorporated is now UBS Financial Services Inc.;

•  PaineWebber Managed Accounts Services (PMAS) is now known as Advisory and Consulting Services Department (ACS) of UBS Financial Services Inc.; and

•  certain fee arrangements have changed, new funds have been established and a number of sub-advisors have been replaced.

This document has been prepared by PAINEWEBBER Incorporated

as a copy of the notice that appeared in the (FEDERAL REGISTER on

FRIDAY, MARCH 22, 1996 (VOL. 61, N0. 57 AT 11882).

PaineWebber Incorporated (PaineWebber) located in New York, NY  [Application No. D-09818]

Proposed Exemption

Based on the facts and representations set forth in the application, the Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).1

Section I. Covered Transactions

If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not

1  For purposes of this proposed exemption, reference to provisions of Title I of the Act, unless otherwise specified, refer also to the corresponding provisions of the Code.

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apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

This proposed exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a)  The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b)  As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40 Act) by PMAS and its affiliates in connection with the transactions.

(c)  No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d)  The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e)  PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f)  Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g)  PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all available Portfolios.

(h)  With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i)  The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j)  With respect to its participation in the PACE Program prior to purchasing Trust shares,

(1)  Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

(A)  A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation

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paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

(B)  Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C)  An investor questionnaire.

(D)  A written analysis of PMAS's asset allocation decision and recommendation of specific Portfolios.

(E)  A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

(F)  Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreement between Mitchell Hutchins and the Sub-Advisers.

(G)  Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

(2)  In the case of a Section 404(c) Plan, the Independent Fiduciary will—

(A)  Make copies of the foregoing documents available to Directing Participants.

(B)  Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

(3)  If accepted as an investor in the PACE Program, an Independent Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(l) of this Section II.

(4)  With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is—

(A)  Independent of PaineWebber and its affiliates;

(B)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

(C)  Able to make an informed decision concerning participation in the PACE Program.

(5)  With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is—

(A)  Independent of PMAS and its affiliates;

(B)  Capable of making an independent decision regarding the investment of Plan assets;

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(C)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

(D)  Able to make an informed decision concerning participation in the PACE Program.

(k)  As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

(1)  Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

(2)  Telephone quotations from PaineWebber of such Plan's account balance.

(3)  A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

(4)  The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

(5)  A written quarterly monitoring report that includes a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); an investment outlook summary containing market commentary; and the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(6)  A statement, furnished at least quarterly or annually, specifying—

(A)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

(B)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

(C)  The average brokerage commissions per share by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

(D)  The average brokerage commissions per share by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

(7)  Periodic meetings with a PaineWebber Investment Executive by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l)  In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided directly by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to

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the Directing Participants, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS.

(m)  If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n)  The books and records of the Trust are audited annually by independent, certified public accountants and all investors receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o)  PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that—

(1)  A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

(2)  No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(1) of this Section II below.

(p)  (1)  Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

(A)  Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

(B)  Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C)  Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D)  Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p)  (2)  None of the persons described above in paragraphs (p)(l)(B)-(p)(l)(D) of this paragraph (P) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:

(a)  The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b)  An "affiliate" of PaineWebber includes—

(1)  Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

(2)  Any officer, director or partner in such person, and

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(3)  Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c)  The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d)  The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

(1)  A Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan;

(2)  A participant in a Keogh Plan;

(3)  An individual covered under a self-directed IRA which invests in Trust shares;

(4)  An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

(5)  A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(e)  The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f)  The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

Effective Date: If granted, this proposed exemption will be effective as of August 18, 1995.

Summary of Facts and Representations

1.  The parties to the transactions are as follows:

(a)  PaineWebber Group (Paine Webber Group), located in New York, New York, is the parent of PaineWebber. Paine Webber Group is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Paine Webber Group conducts its businesses in part through PMAS, a division of PaineWebber and Mitchell Hutchins, a wholly owned subsidiary of PaineWebber. PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although Paine Webber Group is not an operating company and, as such, maintains no assets under management, as of September 30, 1994, Paine Webber Group and its subsidiaries rendered investment advisory services with respect to $36.1 billion in assets.

(b)  PaineWebber, whose principal executive offices are located in New York, New York, provides investment advisory services to individuals, banks, thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, charitable organizations, corporations and other business and government entities. PaineWebber is also responsible for securities underwriting, investment and merchant banking services and securities and commodities trading as principal and agent. PaineWebber serves as the dealer of Trust shares described herein.

(c)    PMAS, located in Weehawken, New Jersey is responsible for individual investor account

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management and investor consulting services. PMAS provides such services to the investors involved in various PaineWebber investment programs by providing asset allocation recommendations and related services with respect to their investments. PMAS provides investment consulting and advisory services to more than 40,000 accounts, with account sizes ranging from institutional accounts in excess of $650 million in assets to individual accounts with $100,000 minimum investments. PMAS provides investors in the Trust with asset allocation recommendations and related services with respect to investments in the Trust Portfolios.

(d)  Mitchell Hutchins, which is located in New York, New York, is a registered investment adviser under the Investment Adviser's Act of 1940 (the Advisers Act) and a wholly owned subsidiary of PaineWebber. Mitchell Hutchins provides investment advisory and asset management services to investors and develops and distributes investment products, including mutual funds and limited partnerships. Mitchell Hutchins also provides financial services to over $24.8 billion in client assets representing twenty-eight investment companies with fifty-five separate portfolios. Mitchell Hutchins is providing investment management and administrative services with respect to the Trust and investment advisory services with respect to one of the Trust's Portfolios.

(e)  State Street Bank and Trust Company (State Street), located in North Quincy, Massachusetts, serves as the custodian of assets for the Trust. State Street is not affiliated with PaineWebber and its affiliates. It provides a full array of integrated banking products, focusing on servicing financial assets (i.e., asset custody, cash management, securities lending, multi-currency accounting and foreign exchange), managing assets and commercial lending. As of September 30, 1994, State Street rendered custodian services with respect to approximately $1.6 trillion in assets and provided investment management services to approximately $155 billion in assets.

(f)    PFPC, Inc. (PFPC), a subsidiary of PNC Bank, National Association, and whose principal address is in Wilmington, Delaware, serves as the Trust's transfer and dividend disbursing agent. PFPC is not affiliated with PaineWebber and its affiliates. PFPC provides a complete range of mutual fund administration and accounting services to a diverse product base of domestic and international investment portfolios. PFPC is also one of the nation's leading providers of transfer and shareholder servicing services to mutual funds and asset management accounts. As of September 30, 1994, PFPC rendered accounting and administration services to over 400 mutual funds and provided transfer agency, dividend disbursing and/or shareholder servicing services with respect to more than 3.1 million shareholder accounts.

2.  The Trust is a no load, open-end, diversified management investment company registered under the '40 Act. The Trust was organized as a Delaware business trust on September 9, 1994 and it has an indefinite duration. As of November 6, 1995, the Trust had $184 million in net assets. The Trust presently consists of twelve different portfolios which will pay dividends to investors. The composition of the Portfolios will cover a spectrum of investments ranging from foreign and US Government-related securities to equity and debt securities issued by foreign and domestic corporations. Although a Portfolio of the Trust is permitted to invest its assets in securities issued by PaineWebber and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will never exceed one percent. With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios are being initially offered to the public at a net asset value of $10 per share.

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Shares in the PACE Money Market Investments Portfolio are being initially offered to the public at a net asset value of $1.00 per share.

3.  Mitchell Hutchins serves as the distributor of Trust shares and PaineWebber serves as the dealer with respect to shares of the Portfolios.2 Such shares are being offered by PaineWebber at no load, to participants in the PACE Program. The PACE Program is an investment service pursuant to which PMAS provides participants in the PACE Program with asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. As stated above, State Street will serve as the custodian of each Portfolio's assets and PFPC serves as the Portfolio's transfer and dividend disbursing agent.

To participate in the PACE Program, each investor must open a brokerage account with PaineWebber.3 The minimum initial investment in the PACE Program is $10,000.

Although PaineWebber anticipates that investors in the Trust will initially consist of institutions and individuals, it is proposed that prospective investors will include Plans for which PaineWebber may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PaineWebber or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.4

The applicants represent that the initial purchase of shares in the Trust by a Plan participating in

2  As distributor or principal underwriter for the Trust, Mitchell Hutchins will use its best efforts, consistent with its other businesses, to sell shares of the Portfolios. Pursuant to a separate dealer agreement with Mitchell Hutchins, PaineWebber will sell Trust shares to investors.

  However, neither Mitchell Hutchins nor PaineWebber will receive any compensation for their services as distributor or dealer of Trust shares. According to the applicants, Mitchell Hutchins and PaineWebber may be regarded as having an indirect economic incentive by virtue of the fact that Mitchell Hutchins and PaineWebber will be paid for the services they provide to the Trust in their respective capacities as investment manager and administrator of the Trust (Mitchell Hutchins) and as the provider of asset allocation and related services (PaineWebber, through PMAS).

3  According to the Statement of Additional Information that accompanies the Prospectus for the PACE Program, shares in the Trust are not certificated for reasons of economy and convenience. However, PFPC maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PaineWebber represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible.

  As for voting rights, PaineWebber states that they are accorded to recordholders of Trust shares. PaineWebber notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans, PaineWebber believes that most Plans will pass the vote through to Directing Participants on a pro-rata basis.

4  The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the PACE Program by an Independent Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Fiduciary must act prudently with respect to the decision to enter into the PACE Program with PMAS as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to PaineWebber and its affiliates. The Department expects an Independent Fiduciary, prior to entering into the PACE Program, to understand fully all aspects of such arrangement following disclosure by PMAS of all relevant information.

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the PACE Program may give rise to a prohibited transaction where PaineWebber, or an affiliate thereof, is a party in interest with respect to the Plan. PaineWebber also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PaineWebber and the Plan may have been established at that point.

Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by a Plan participating in the PACE Program where PaineWebber does not (a) sponsor the Plan (other than as prototype sponsor) or (b) have discretionary authority over such Plan's assets.5 No commissions or fees will be paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the proposed exemption will be effective as of August 18, 1995.

4.  Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees). The Trustees will approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios.

5.  Mitchell Hutchins also serves as the investment manager to each Portfolio. Under its investment management and administration agreement with the Trust, Mitchell Hutchins will provide certain investment management and administrative services to the Trust and the Portfolios that, in part, involve calculating each Portfolio's net asset value6 and, with the exception of the PACE Money Market Investments Portfolio (for which Mitchell Hutchins will exercise investment discretion), making recommendations to the Board of Trustees of the Trust regarding (a) the investment policies of each Portfolio and (b) the selection and retention of the Sub-Advisers who will exercise investment discretion with respect to the assets of each Portfolio.7

The Sub-Advisers will provide discretionary advisory services with respect to the investment of the assets of the respective Portfolios (other than the PACE Money Market Investments Portfolio)

5  PaineWebber represents that to the extent employee benefit plans that are maintained by PaineWebber purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). PaineWebber further represents that, although the exemptive relief proposed above would not permit PaineWebber or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

6  The net asset value of each Portfolio's shares, except for the PACE Money Market Investments Portfolio, fluctuates and is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4:00 p.m. Eastern Time) each business day. The net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12:00 p.m. each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

7  Subject to the supervision and direction of the Trustees, Mitchell Hutchins will provide to the Trust investment management evaluation services principally by performing initial review on prospective Sub-Advisers for each Portfolio and thereafter monitoring each Sub-Adviser's performance. In evaluating prospective Sub-Advisers, Mitchell Hutchins will consider, among other factors, each Sub-Adviser's level of expertise, consistency of performance and investment discipline or philosophy. Mitchell Hutchins will have the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Trustees whether a Sub-Adviser's contract should be continued.

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on the basis of their performance in their respective areas of expertise in asset management. With the exception of the PACE Money Market Investments Portfolio which will be advised by Mitchell Hutchins, PaineWebber represents that all of the Sub-Advisers, will be independent of, and will remain independent of PaineWebber and/or its affiliates. The Sub-Advisers will be registered investment advisers under the Advisers Act and maintain their principal executive offices in various regions of the United States.

The administrative services for which Mitchell Hutchins will be responsible include the following: (a) supervising all aspects of the operations of the Trust and each Portfolio (e.g., oversight of transfer agency, custodial, legal and accounting services; (b) providing the Trust and each Portfolio with corporate, administrative and clerical personnel as well as maintaining books and records for the Trust and each Portfolio; (c) arranging for the periodic preparation, updating, filing and dissemination of the Trust's Registration Statement, proxy materials, tax returns and required reports to each Portfolio's shareholders and the SEC, as well as other federal or state regulatory authorities; (d) providing the Trust and each Portfolio with, and obtaining for it, office space, equipment and services; (e) providing the Trustees with economic and investment analyses and reports, and making available to the Trustees, upon request, any economic, statistical and investment services. These administrative services do not include any management services that might be performed by Mitchell Hutchins. As noted in Representations 17 and 18, Mitchell Hutchins is separately compensated for management services rendered to the Trust.

6.  Through the PACE Program, PMAS is providing a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, PMAS will furnish copies of an investor questionnaire, designed to elicit information about the specific investment needs, objectives and expectations of the investor, to an Independent Fiduciary of a Title I Plan that does not permit individually-directed investments, to an Independent Fiduciary of an IRA or a Keogh Plan, or to a Directing Participant of a Section 404(c) Plan. Although the contents of the questionnaire may vary somewhat depending upon the type of Plan investing in the PACE Program, for a particular Plan, the same questionnaire will be given to each participant.

In the case of a Section 404(c) Plan where an Independent Fiduciary has established an Undisclosed Account with PaineWebber in the name of the Plan, PMAS will provide investor questionnaires to each Directing Participant through PaineWebber Investment Executives (who are registered representatives of PaineWebber), via the Plan's benefits personnel or independent recordkeeper (the Recordkeeper), or by other means requested by the Independent Fiduciary. The applicants recognize that Section 404(c) Plans typically employ a Recordkeeper to assist the Independent Fiduciary with maintaining Plan-related data which is used to generate benefit status reports, regulatory compliance reports and participant- and Plan-level investment performance reports. Therefore, the Undisclosed Account arrangement is intended to coordinate with the functions traditionally provided to Section 404(c) Plans by their Recordkeepers.8

8  The applicants wish to emphasize that the PACE Program can currently be provided to participants in Section 404(c) Plans on either an Undisclosed Account or a disclosed account (the Disclosed Account) basis (i.e., where the Independent Fiduciary opens a separate PACE Program account with PaineWebber for each Directing Participant). In this regard, the applicants note that PaineWebber presently offers the PACE Program on a Disclosed Account arrangement to IRAs and Keogh Plans. However, for other Section 404(c) Plans such as those that are covered under the provisions of section 401(k) of the Code, PaineWebber prefers not to establish Disclosed Accounts for individual participants because of servicing and other administrative matters typically undertaken by such Plan's Recordkeepers. The applicants note that from the participant's perspective, there is no difference in the nature of the services provided under

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7.  Based upon data obtained from the investor questionnaire, PMAS will evaluate the investor's risk tolerances and investment objectives. PMAS will then recommend, in writing, an appropriate allocation of assets among suitable Portfolios that conforms to these tolerances and objectives.

PaineWebber represents that PMAS will not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, PaineWebber represents that all of PMAS's recommendations and evaluations will be presented to the Independent Fiduciary and will be implemented only if accepted and acted upon by such fiduciary.

In the case of a Section 404(c) Plan, PaineWebber represents that Directing Participants in such Plan will be presented with recommendations and evaluations that are tailored to the responses provided by that Directing Participant in his or her questionnaire. PMAS's recommendations will be disseminated to Directing Participants in accordance with procedures established for the Plan.

After receipt of PMAS's initial recommendations, which may or may not be adopted, the Independent Fiduciary or Directing Participant, as applicable, will select the specific Portfolios. PMAS will continue to recommend to Independent Fiduciaries or Directing Participants asset allocations among the selected Portfolios.

8.  Aside from the investor questionnaire, in order for a Plan to participate in the PACE Program, PaineWebber or PMAS will provide an Independent Fiduciary with a copy of the Trust Prospectus discussing (a) the investment objectives of the Portfolios comprising the Trust, (b) the policies employed to achieve these objectives, (c) the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their subsidiaries, and (d) the compensation paid to such entities by the Trust and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to PaineWebber, the Independent Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes, in further detail, the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. Further, each Independent Fiduciary will be given a copy of the investment advisory agreement between PMAS and such Plan relating to participation in the PACE Program, including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon oral or written request to the Trust, PaineWebber will also provide an Independent Fiduciary with a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

In the case of a Section 404(c) Plan, depending on the arrangement negotiated with the Independent Fiduciary, PaineWebber represents that the Independent Fiduciary will make available copies of the foregoing documents to Directing Participants.

In addition, Independent Fiduciaries and, if applicable, Directing Participants, will receive introductory documentation regarding the PACE Program in marketing materials and in other communications. Further, depending upon the the PACE Program regardless of whether the participant's investment is held through a "Disclosed" or "Undisclosed" Account arrangement. The applicants state that these designations are primarily internal distinctions relating to whether the participant's name appears in the account set-up and reflects differences in the applicable sub-accounting functions.

  Notwithstanding the above, the Department wishes to point out that, regardless of the arrangement negotiated with PaineWebber, an Independent Fiduciary of a Section 404(c) Plan has the responsibility to disseminate all information it receives to each Directing Participant investing in the PACE Program.

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arrangement negotiated between PMAS and the Independent Fiduciary, a PaineWebber Investment Executive will meet with a Directing Participant, upon oral or written request, to discuss the services offered under the PACE Program, including the rebalancing feature described in Representation 12, as well as the operation and objectives of the Portfolios.9

9.  If accepted as an investor in the PACE Program, an Independent Fiduciary will be required by PMAS to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the documents referred to in Representation 8. With respect to a Plan that is covered by Title I of the Act (e.g., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, PMAS will require that such Independent Fiduciary acknowledge in writing receipt of such documents and represent to PaineWebber that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets, (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (d) able to make an informed decision concerning participation in the PACE Program.

With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent, in writing, to PMAS that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (c) able to make an informed decision concerning participation in the PACE Program.

10.  After the selection of specific Portfolios by an Independent Fiduciary or a Directing Participant,10 PMAS will continue to provide recommendations to such persons relating to asset allocations among the selected Portfolios. However, with respect to a Section 404(c) Plan in which at least three Portfolios may be selected by the Independent Fiduciary, PMAS's initial asset allocation recommendation to Directing Participants will be limited to fthe suggested Portfolios offered under the Plan. PMAS anticipates that it may also work with the Independent Fiduciary of a Section 404(c) Plan to assist the fiduciary in (a) identifying and drafting investment objectives, (b) selecting suitable investment categories or actual Portfolios to be offered to Directing Participants or (c) recommending appropriate long-term investment allocations to a Directing Participant, if this individual receives such advice.

An Independent Fiduciary or a Directing Participant will be permitted to change his or her investment allocation by specifying the new allocation in writing or by other means authorized by the Plan (e.g., by use of a kiosk). Although PaineWebber currently imposes no limitation on the frequency with which an Independent Fiduciary or a Directing Participant may change his or her prescribed asset allocation, PaineWebber reserves the right to impose reasonable limitations.

11.  Depending on the arrangement negotiated with PMAS, PaineWebber will provide each Independent Fiduciary with the following information: (a) Written confirmations of each purchase and redemption of shares of a Portfolio; (b) daily

9  The Department is expressing no opinion as to whether the information provided under the PACE Program is sufficient to enable a Directing Participant to exercise independent control over assets in his or her account as contemplated by Section 404(c) of the Act.

10  In the case of a Section 404(c) Plan, PMAS will receive electronically from the Recordkeeper each participant's investment selections.

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telephone quotations of such Plan's account balance; (c) a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account; and (d) a quarterly, written investment performance monitoring report.

The monthly account statement will include, among other information: (a) cash flow and transaction activity during the month, including purchase, sale and exchange activity and dividends paid or reinvested; (b) unrealized gains or losses on Portfolio shares held; and (c) a summary of total earnings and capital returns on the Plan's PACE Program Portfolio for the month and year-to-date. The quarterly investment performance report will include, among other information, the following: (a) a record of the performance of the Plan's PACE Program portfolio for the quarter and since inception showing rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period)11; (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each Portfolio. In addition, to the extent required by the arrangement negotiated with the Independent Fiduciary, the quarterly performance monitoring report will (a) contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the investment objectives are being met, and (b) recommend, from time to time, changes in Portfolio allocations. The quarterly performance monitoring report is described in the summary of the PACE Program contained in the Trust Prospectus.

With respect to a Section 404(c) Plan, the quarterly investment performance report transmitted to the Independent Fiduciary will include the following aggregate information relative to the Undisclosed Account as well as market commentary: (a) a record of the performance of the Plan's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); and (b) the Plan's actual investment portfolio with a breakdown of investments made in each Portfolio. As to each Directing Participant, PMAS will provide information to be contained in the quarterly performance monitoring report to such participants.

In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, PaineWebber will provide, as applicable, an Independent Fiduciary or a Directing Participant with written disclosures of (a) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (b) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (c) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (d) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

Further, the Independent Fiduciary or Directing Participant, as applicable, will have access to a PaineWebber Investment Executive for the discussion of the quarterly performance monitoring reports, the rebalancing feature described below in Representation 12 or any questions that may arise.

12.  Depending on the arrangement negotiated with PMAS, for any investor who so directs PMAS, the investor's Trust holdings will be automatically

11  The comparative index is a blended index of the individual Portfolio indices that are weighted by the allocation percentages corresponding to those holdings that make up the investor's total investment in the PACE Program.

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rebalanced on a periodic basis to maintain the investor's designated allocation among the Portfolios. PMAS will receive no additional compensation to provide this service. At both the Independent Fiduciary and Directing Participant levels, the rebalancing election will be made in writing or in any manner permitted by the Plan (e.g., in the case of a Section 404(c) Plan, electronic transmission by the Recordkeeper to PMAS of the Directing Participant's election). The election will be accompanied by a disclosure that is designed to provide the Independent Fiduciary and the Directing Participant, as applicable, with an understanding of the rebalancing feature. Disclosure of the rebalancing feature is included in the Prospectus for the PACE Program which will be provided to each Independent Fiduciary and Directing Participant.

It is currently anticipated that screening will be performed quarterly with respect to the PACE Program accounts for which the investor has elected the rebalancing service and that rebalancing will be performed for each such account where any Portfolio allocation deviates from the allocation prescribed by the investor by the agreed-upon uniform threshold.12 The threshold for triggering rebalancing is a percentage (presently, 2 1/2 percent) that has been established by PaineWebber and is applied uniformly to all accounts subject to rebalancing. If PaineWebber were, in the future, to determine that this uniform threshold should be changed, PMAS would notify all investors (including Independent Fiduciaries and Directing Participants) who had elected the rebalancing feature. Then, in order to continue to provide this service, PMAS would need to obtain the consent of each such investor.

The applicants note that rebalancing is a feature that an investor chooses to apply indefinitely until the investor notifies PaineWebber that it wishes to have this service discontinued. After rebalancing has been discontinued, an investor may reactivate the rebalancing service by notifying PaineWebber in writing.

13.  PaineWebber notes that not all of the services described above will be provided to every Plan. The services that will be provided will depend on what is decided upon by the Independent Fiduciary. Assuming the Independent Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays PMAS. This is due to the bundled nature of the services provided in the PACE Program. For example, if the Independent Fiduciary were to limit the number of Portfolios available as investment options for its Plan participants, this might be deemed a reduction in the services available under the PACE Program that would not result in any reduction in the applicable Program fee. Similarly, under the PACE Program, an Independent Fiduciary of a Section 404(c) Plan may decide for its own reasons not to make the automatic rebalancing service

12  Currently, with regard to investors who have elected the rebalancing feature, rebalancing is effected by an automated, mechanical system that, as to each account: (a) Calculates the current allocation for each Portfolio based on the quarter-end net asset value; (b) compares the current allocation for each Portfolio with the allocation prescribed by the investor; (c) identifies for rebalancing all accounts with one or more Portfolios whose current allocation deviates by the agreed-upon threshold from the allocation prescribed by the investor; and (d) for each account which has been identified for rebalancing pursuant to (a)-(c), (1) calculates the dollar difference between the current allocation and the allocation prescribed by the investor, (2) reduces each Portfolio whose current allocation exceeds the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations, and (3) increases each Portfolio whose current allocation is less than the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations. This rebalancing is accomplished by automatically exchanging, in the order of the Portfolio's respective CUSIP numbers, a dollar-equivalent number of shares of each Portfolio to be reduced for the corresponding number of shares of a Portfolio to be increased until the current allocation is equal to the allocation prescribed by the investor. Valuation of the Portfolios is done as of the close of regular trading on the NYSE each business day.

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available to Directing Participants. Under such circumstances, PMAS will not reduce its fees to reflect the absence of the provision of rebalancing services to the Plan. Further, under the particular arrangement which it has negotiated with PMAS, the Independent Fiduciary may or may not request PaineWebber Investment Executives to make presentations or be available to meet with Directing Participants.

Thus, an Independent Fiduciary may choose all, some or none of the PACE Program's optional services. If an Independent Fiduciary selects all of these services, the Plan will incur no greater an annual fee than had that Independent Fiduciary selected some or none of these services. The absence of a reduction in fees in the event not all services are requested is an issue that should be considered by the Independent Fiduciary.13 Nonetheless, the Applicants represent that the reduction in the types of services provided will not cause the fees paid to PaineWebber by a Plan under the PACE Program to violate section 408(b)(2) of the Act.

14.  Plans wishing to redeem their Trust shares may communicate their requests in writing or by telephone to PMAS. Redemption requests received in proper form prior to the close of trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio will be required to transmit redemption proceeds for credit to an investor's account with PaineWebber within 5 business days after receipt of the redemption request.14 In the case of an IRA or Keogh Plan investor, PaineWebber will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the PACE Money Market Investments Portfolio) that may be affiliated with PaineWebber.15 In the case of Plans that are covered by Title I of the Act, the redemption proceeds will be invested by PaineWebber in accordance with the investment directions of the Independent Fiduciary responsible for the management of the Plan's assets. With respect to a Section 404(c) Plan, the treatment of such investment will depend upon the arrangement for participant investment instructions selected by the Plan sponsor. In the event that the Independent Fiduciary does not give other investment directions, such assets will be swept into a no-load money market fund that may be affiliated with PaineWebber. No brokerage charge or commission is charged to the participant for this service.

Due to the high costs of maintaining small PACE Program (Plan) accounts, the Trusts may redeem all Trust shares held in a PACE Program account

13  In this regard, the Department emphasizes that it expects the Independent Fiduciary to consider prudently the relationship of the fees to be paid by the Plan to the level of services to be provided by PaineWebber. In response to the Department's concern over this matter, PaineWebber represents that it will amend the Trust Prospectus to include the following statement: "Investors who are fiduciaries or otherwise, in the process of making investment decisions with respect to Plans, should consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by PaineWebber."

14  PaineWebber will provide clearance (on a fully disclosed basis), settlement and other back office services to other broker-dealers.

15  The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by PaineWebber, of redemption proceeds in an affiliated money market fund and where the Plan investor has not given investment instructions. The applicants represent that to the extent PaineWebber is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.

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in which the Trust shares have a current value of $7,500 or less after the investor has been given at least thirty days in which to purchase additional Trust shares to increase the value of the account to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless PaineWebber is otherwise instructed.16

15.  Through the PACE Program, shares of a Portfolio may be exchanged by an investor for shares of another Portfolio at their respective net asset values and without the payment of an exchange fee. However, Portfolio shares are not exchangeable with shares of other PaineWebber group of funds or portfolio families.

With respect to brokerage transactions that are entered into under the PACE Program for a Portfolio, such transactions may be executed through PaineWebber and other affiliated broker-dealers, if in the judgment of Mitchell Hutchins or the Sub-Adviser, as applicable, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge comparable to those of other qualified broker-dealers.

16.  Each Portfolio will bear its own expenses, which generally include all costs that are not specifically borne by PaineWebber, Mitchell Hutchins or the Sub-Advisers. Included among a Portfolio's expenses will be costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees; nor will any Portfolio incur distribution expenses. Investment management fees payable to Mitchell Hutchins and the Sub-Advisers will be disclosed in the Trust Prospectus.

17.  As to each Plan, the total fees that are paid to PMAS and its affiliates will constitute no more than reasonable compensation.17 In this regard, for its services under the PACE Program, PMAS charges an investor a quarterly fee for asset allocation and related services. This "outside fee", will not be more than 1.50 percent on an annual basis of the maximum annual value of the assets in the investor's PACE Program account. Such fee may be paid either from the assets in the account or by separate check. A smaller outside fee may be charged depending on such factors as the size of the PACE Program account (e.g., PACE Program accounts in excess of $100,000), the number of Plan participants or the number of PACE Program accounts. The outside fee is charged directly to an investor and is neither affected by the allocation of assets among the Portfolios nor by whether an investor follows or ignores PMAS's advice.18 In the case of Plans, the outside fee may be paid by the Plan or the Plan

16  The thirty day limit does not restrict a Plan's ability to redeem its interest in the Trust. The thirty day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with PaineWebber to an amount in excess of $7,500. If desired, the Plan may still follow the redemption guidelines described above.

17  The applicants represent that PMAS and its affiliates will not receive 12b-1 Fees in connection with the transactions.

18  PaineWebber represents that the outside fee will not be imposed on the accounts of the PaineWebber Group and its subsidiaries, including PaineWebber, PMAS, Mitchell Hutchins or their subsidiaries, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons. The applicants state that this fee will be waived to encourage employees to invest in PaineWebber, although PaineWebber reserves the right to impose such fees. However, with respect to IRAs or Plans maintained by PaineWebber or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.

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sponsor or, in the case of IRAs only, the fee may be paid by the IRA owner directly.

For Plan investors, the outside fee will be payable in full within five business days (or such other period as may be required under applicable law or regulation) after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the PACE Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the subsequent calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly fee will be based on the value of assets in the PACE Program measured as of the last calendar day of the previous quarter, and will be payable on the fifth business day of the current quarter.

If additional funds are invested in the Portfolios during any quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable five business days later. In the case of redemptions during a quarter, the fee shall be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter. If the net fee increase or decrease to an investor for additional purchases and/or redemptions during any one quarter is less than $20, the fee increase or decrease will be waived.

In addition, for investment management and administrative services provided to the Trust, Mitchell Hutchins will be paid, from each Portfolio, a fee which is computed daily and paid monthly at an annual rate ranging from .35 percent to 1.10 percent, of which the management fee component ranges from .15 percent to .90 percent on an annual basis, of each Portfolio's average daily net assets depending upon the Portfolio's objective.19 From these management fees, Mitchell Hutchins will compensate the applicable Sub-Adviser. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by Mitchell Hutchins to the Sub-Adviser, will vary from the annual rate of .15 percent to .40 percent depending on the Portfolio. With the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins is paid a management fee of 15 basis points, Mitchell Hutchins is retaining 20 basis points as a management fee from each remaining single Portfolio on investment assets attributable to the Plans. Pursuant to Transfer Agency and Service Agreements with the Trust, PFPC and State Street will be paid annual fees of $350,000 and $650,000, respectively, for transfer agent and custodial services.

18.  The management fees that are paid at the Portfolio level to Mitchell Hutchins and the Sub-Advisers are set forth in the following table. For purposes of the table, Mitchell Hutchins and a Sub-Adviser are referred to as "MH" and "SA," respectively. As noted in the table, the sum of the management fees retained by Mitchell Hutchins and the Sub-Adviser with respect to a Portfolio will equal the total management fee paid by that Portfolio.

Portfolio	MH management fee (precent)	SA retained fee (precent)	MH retained fee (percent)
PACE Money Market Investments	.15	.00	.15
PACE Government Securities Fixed Income Investments	.50	.25	.25
PACE Intermediate Fixed Income Investments	.40	.20	.20

19  The fees payable to Mitchell Hutchins under its investment management and administration agreement with the Trust are comprised of two components. One component is for administrative services provided to each Portfolio at the annual rate of .20 percent of each Portfolio's net assets. The second component is for investment management and related services provided to each Portfolio. The annualized fee range here is from .15 percent to .90 percent of the Portfolio's average daily net assets.

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Portfolio	MH management fee (precent)	SA retained fee (precent)	MH retained fee (percent)
PACE Strategic Fixed Income Investments	.50	.25	.25
PACE Municipal Fixed Income Investments	.40	.20	.20
PACE Global Fixed Income Investments	.60	.35	.25
PACE Large Company Value Equity Investments	.60	.30	.30
PACE Large Company Growth Equity Investments	.60	.30	.30
PACE Small/Medium Company Value Equity Investments	.60	.30	.30
PACE Small/Medium Company Growth Equity Investments	.60	.30	.30
PACE International Equity Investments	.70	.40	.30
PACE International Emerging Markets Investments	.90	.50	.40

PMAS is offsetting, quarterly, against the outside fee such amounts as is necessary to ensure that Mitchell Hutchins retains no more than 20 basis points as a management fee from any Portfolio on investment assets attributable to any Plan.20

The administrative services fee payable to Mitchell Hutchins is not being offset against the outside fee. Instead, that fee is being retained by Mitchell Hutchins.

19.  The following example demonstrates the operation of the fee offset mechanism, the calculation of the net inside fee, and the calculation of the total of a Plan investor's net outside fee and share of the investment management fees paid by the Portfolios in a given calendar quarter or year:

Assume that as of September 30, 1995, the net asset value of Trust Portfolio shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Trust Portfolios: (1) PACE Money Market Investments in which the Plan made a $50 investment and from which Mitchell Hutchins would retain an inside fee of .15 percent; (2) PACE Intermediate Fixed Income Investments in which the Plan made a $200 investment and from which Mitchell Hutchins would retain an inside fee of .20 percent; (3) PACE Large Company Value Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would retain an inside fee of .30 percent; (4) PACE Small/Medium Company Growth Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent; and (5) PACE International Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent.

Assume that the Plan investor pays an outside fee of 1.50 percent so that the total outside fee for the calendar quarter October 1 through December 31, prior to the fee offset, would be as follows:

Portfolio	Amount invested	Maximum outside quarterly fee		Outside quarterly fee
PACE Money Market Investments	$50	1.50	% (.25)	$0.1875
PACE Intermediate Fixed Income Investments	200	1.50	% (.25)	.7500
PACE Large Company Value Equity Investments	250	1.50	% (.25)	.9375
PACE Small/Medium Company Growth Equity Investments	250	1.50	% (.25)	.9375
PACE International Equity Investments	250	1.50	% (.25)	.9375
Total Outside Fee Per Quarter	1,000	—		3.7500

Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a

20  PaineWebber asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PaineWebber among the Portfolios (excluding the PACE Money Market Investments Portfolio for which a fee of 15 basis points will be charged).

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Reduction Factor to ensure that Mitchell Hutchins retains an inside fee of no more than 20 basis points from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

Portfolio	MH retained fee (percent)	Maximum MH fee (percent)	Reduction factor (percent)
PACE Money Market Investments	.15	.15	.00
PACE Government Securities Fixed Income Investments	.25	.20	.05
PACE Intermediate Fixed Income Investments	.20	.20	.00
PACE Strategic Fixed Income Investments	.25	.20	.05
PACE Municipal Fixed Income Investments	.20	.20	.00
PACE Global Fixed Income Investments	.25	.20	.05
PACE Large Company Value Equity Investments	.30	.20	.10
PACE Large Company Growth Equity Investments	.30	.20	.10
PACE Small/Medium Company Value Equity Investments	.30	.20	.10
PACE Small/Medium Company Growth Equity Investments	.30	.20	.10
PACE International Equity Investments	.30	.20	.10
PACE International Emerging Markets Investments	.40	.20	.20

Under the proposed fee offset, a Reduction Factor of .10 percent is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in PACE Large Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments and PACE International Equity Investments. As noted above, the PACE Money Market Investments Portfolio and the PACE Intermediate Fixed Income Investments Portfolio do not require the application of a Reduction Factor because the management fee retained by Mitchell Hutchins for managing these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows:

(.25)[($250).10% + ($250).10% +
($250).10%] = $0.1875 or $.19.

In the foregoing example, if the Plan investor elects to receive an invoice directly, the Plan investor would be mailed a statement for its PACE Program account on or about October 15, 1995. This statement would show the outside fee to be charged for the calendar quarter October 1 through December 31, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to PMAS would be determined as follows:

$3.75 – $.19 = $3.56.

The Plan investor that elects to receive an invoice directly would be asked to pay the outside fee for that quarter within 30 days of the date on which the statement was mailed (e.g., November 15, 1995). If the outside fee were not paid by that date, PMAS would debit the account of the Plan investor (as with other investors) for the amount of the outside fee (pursuant to the authorization contained in the PACE Program Investment Advisory Agreement, and as described in the PACE Program Description appended to the Prospectus).21 A Plan

21  PaineWebber explains that the foregoing example illustrates the fact that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants also explain that PMAS does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid. Since the inside fee is paid at the end of each calendar month, the applicants further explain that Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

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investor that elects to have the outside fee debited from its account would receive, in November, a statement as of October 31 reflecting the outside fee and the quarterly offset therefrom.

Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the quarter, (a) the Plan investor's fees for the quarter for asset allocation and related services provided by PMAS (net outside fee) and (b) the fees paid by the Portfolios for investment management services provided by Mitchell Hutchins (inside fee) would be as follows:

$3.56 (net outside fee)+(.25) [($50+$200+$250+$250+$250).20%] (administrative services fee)+(.25)

[($50).15% + ($200).20% + ($250 + $250 + $250).30%] (inside fee) = $4.74.

Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the year, the total net outside fee and inside fee borne by the Plan investor for the year would be as follows:

4 (($4.74) = $18.96 or 1.89% per $1,000 invested.

20.  PaineWebber notes that a potential conflict may exist by reason of the variance in retained inside fees between the different Portfolios. For example, Mitchell Hutchins will retain a lower inside fee with respect to assets invested in the PACE Money Market Investments Portfolio than all other Portfolios. PaineWebber recognizes that this factor could result in the recommendation of a higher fee-generating Portfolio to an investing Plan. Nonetheless, PMAS will be subject to and intends to comply fully with the standards of fiduciary duty that require that it act solely in the best interest of the Plan when making investment recommendations.

21.  The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than sixty days after the close of each Trust fiscal year. All Trust financial statements will be prepared in accordance with generally accepted accounting principles and relevant provisions of the federal securities laws. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and SEC, at all times during regular business hours.

22.  In summary, it is represented that the transactions will satisfy the statutory criteria for an exemption under section 408(a) of the Act because:

(a)  The investment of a Plan's assets in the PACE Program will be made and approved by a Plan fiduciary or participant that is independent of PaineWebber and its affiliates such that the Independent Fiduciary or Directing Participant will maintain complete discretion with respect to participating in the PACE Program.

(b)  An Independent Fiduciary or Directing Participant will have full discretion to redeem his or her shares in the Trust.

(c)    No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust and PMAS nor will its affiliates receive 12b-1 Fees in connection with the transactions.

(d)  Prior to making an investment in the PACE Program, each Independent Fiduciary or Directing Participant will receive offering materials and disclosures from PMAS which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the PACE Program.

(e)  PMAS will provide written documentation to an Independent Fiduciary or Directing Participant of its recommendations or evaluations based upon objective criteria.

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(f)    With the exception of Mitchell Hutchins which will manage the PACE Money Market Investments Portfolio, any Sub-Adviser appointed to exercise investment discretion over a Portfolio will always be independent of PaineWebber and its affiliates.

(g)  The quarterly investment advisory fee that is paid by a Plan to PMAS for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points from any Portfolio (with the exception of the PACE Money Market Investments Portfolio) on investment assets attributable to the Plan investor. However, the quarterly fee paid to Mitchell Hutchins for administrative services will be retained by Mitchell Hutchins and will not be offset against the outside fee.

(h)  Each participating Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust that have been prepared by independent, certified public accountants and investment management fees paid by each Portfolio.

(i)  On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (2) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (3) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (4) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

40000-40004 Federal Register Vol. 61, No. 148  Wednesday, July 31, 1996

[Prohibited Transaction Exemption 96-59; Exemption Application No. D-09818, et al.]  Notices

Grant of Individual Exemptions; PaineWebber Incorporated

Agency: Pension and Welfare Benefits Administration, Labor.

Action: Grant of individual exemptions.

Summary: This document contains exemptions issued by the Department of Labor (the Department) from certain of the prohibited transaction restrictions of the Employee Retirement Income Security Act of 1974 (the Act) and/or the Internal Revenue Code of 1986 (the Code).

Notices were published in the Federal Register of the pendency before the Department of proposals to grant such exemptions. The notices set forth a summary of facts and representations contained in each application for exemption and referred interested persons to the respective applications for a complete statement of the facts and representations. The applications have been available for public inspection at the Department in Washington, D.C.. The notices also invited interested persons to submit comments on the requested exemptions to the Department. In addition the notices stated that any interested person might submit a written request that a public hearing be held (where appropriate). The applicants have represented that they have complied with the requirements of the notification to interested persons. No public comments and no requests for a

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hearing, unless otherwise stated, were received by the Department.

The notices of proposed exemption were issued and the exemptions are being granted solely by the Department because, effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type proposed to the Secretary of Labor.

Statutory Findings

In accordance with section 408(a) of the Act and/or section 4975(c)(2) of the Code and the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, 32847, August 10, 1990) and based upon the entire record, the Department makes the following findings:

(a)  The exemptions are administratively feasible;

(b)  They are in the interests of the plans and their
participants and beneficiaries; and

(c)  They are protective of the rights of the participants and beneficiaries of the plans.

PaineWebber Incorporated (PaineWebber), located in New York, NY [Prohibited Transaction Exemption 96-59; Exemption Application No. D-09818]

Exemption

Section I. Covered Transactions

The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, a plan described in section 403(b) of the Code (the Section 403(b) Plan), an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under and permits participant selection as contemplated by the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

This exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a)  The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b)  As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40 Act) by PMAS and its affiliates in connection with the transactions.

(c)  No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

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PACE Select Advisors Trust

(d)  The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e)  PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f)  Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g)  PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

(h)  With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i)  The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j)  With respect to its participation in the PACE Program prior to purchasing Trust shares,

(1)  Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

(A)  A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

(B)  Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

(C)  An investor questionnaire.

(D)  A written analysis of PMAS's asset allocation recommendation of specific Portfolios.

(E)  A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

(F)  Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

(G)  Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

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PACE Select Advisors Trust

(2)  In the case of a Section 404(c) Plan, the Independent Fiduciary will—

(A)  Make copies of the foregoing documents available to Directing Participants.

(B)  Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

(3)  If accepted as an investor in the PACE Program, an Independent Fiduciary of a Section 403(b) Plan, an IRA or a Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(1) of this Section II.

(4)  With respect to a Section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is—

(A)  Independent of PaineWebber and its affiliates;

(B)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

(C)  Able to make an informed decision concerning participation in the PACE Program.

(5)  With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is

(A)  Independent of PMAS and its affiliates;

(B)  Capable of making an independent decision regarding the investment of Plan assets;

(C)  Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

(D)  Able to make an informed decision concerning participation in the PACE Program.

(k)  As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

(1)  Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

(2)  Telephone access to quotations from PaineWebber of such Plan's account balance.

(3)  A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

(4)  The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

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PACE Select Advisors Trust

(5)  A written quarterly monitoring report that includes (a) a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

(6)  A statement, furnished at least quarterly or annually, specifying—

(A)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

(B)  The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

(C)  The average brokerage commissions per share that are paid by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

(D)  The average brokerage commissions per share that are paid by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

(7)  Periodic meetings with a PaineWebber Investment Executive (or the appropriate PaineWebber representative) by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l)  In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

(m)  If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n)  The books and records of the Trust are audited annually by independent, certified public accountants and all investors are sent copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o)  PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that—

(1)  A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

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PACE Select Advisors Trust

(2)  No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(l) of this Section II below.

(p)  (1)  Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

(A)  Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

(B)  Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

(C)  Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

(D)  Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p)  (2)  None of the persons described above in paragraphs (p)(1)(B)-(p)(1)(D) of this paragraph (p) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this exemption:

(a)  The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b)  An "affiliate" of PaineWebber includes—

(1)  Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

(2)  Any officer, director or partner in such person, and

(3)  Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c)  The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d)  The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

(1)  A Plan administrator, trustee, investment manager or named fiduciary of a Section 404(c) Plan or a Section 403(b) Plan;

(2)  A participant in a Keogh Plan;

(3)  An individual covered under a self-directed IRA which invests in Trust shares;

(4)  An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

(5)  A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction

UBS Global Asset Management

PACE Select Advisors Trust

as contemplated by Section 404(c) of the Act; or

(e)  The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f)  The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

Effective date: This exemption will be effective as of August 18, 1995.

For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on March 22, 1996 at 61 FR 11882.

Written Comments

The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment was submitted by PaineWebber, PMAS and Mitchell Hutchins (collectively, the Applicants). Their comment is broken down into the areas discussed below.

(1)  Section 403(b) Plan Participation. In addition to IRAs, Keogh Plans, Section 404(c) Plans and other types of employee benefit plans that will participate in the PACE Program, the Applicants represent that they wish to offer shares in the Trust to Plans that are described in section 403(b) of the Code. Therefore, the Applicants have requested that the Department include references to Section 403(b) Plans in the exemptive language set forth in Section I, in the conditional language set forth in Sections II(j)(3) and III(d)(1) and in Representation 6 of the Summary of Facts and Representations (the Summary). The Department has revised the Notice accordingly.

(2)  Available Portfolios. Section II(g) of the Notice states that PMAS will provide investment advice in writing to an Independent Fiduciary or a Directing Participant with respect to all available Portfolios offered by the Trust. The Applicants note, however, that, in the case of a Section 404(c) Plan, an Independent Fiduciary will determine the initial array of Portfolios among which the Directing Participants may allocate Plan assets, and that such fiduciary may decide to include less than all of the Portfolios in that array. Therefore, the Applicants have requested that the Department revise Section II(g) of the Notice as follows to make it clear that "available" Portfolios are those that will be selected by the Independent Fiduciary under such circumstances:

(g)  PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

The Department has made the change requested by the Applicants.

(3)  Independent Fiduciary Role. With respect to a Section 404(c) Plan, Section II(j)(4) of the Notice states that written acknowledgement of the receipt of initial disclosures from PaineWebber will be provided by the Independent Fiduciary who may be the Plan administrator, trustee, investment manager or the named fiduciary, as the record holder of Trust shares. The Applicants wish to clarify that because the trustee of a trust is generally the legal owner of trust assets, the Plan trustee rather than the Independent Fiduciary is the actual recordholder of Trust shares. Therefore, the Applicants request that the Department revise Section II(j)(4) of the Notice to read as follows:

(4)  With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary).

UBS Global Asset Management

PACE Select Advisors Trust

The Department has amended the Notice in this regard.

(4)  Directing Participant Disclosure. Section II(1) of the Notice states, in relevant part, that if an Independent Fiduciary of a Section 404(c) Plan has established an Undisclosed Account with PaineWebber, certain disclosures will be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated with PMAS. In an effort to reflect the manner in which that information will be distributed or made available to Directing Participants and/or to the Independent Fiduciaries of Section 404(c) Plans, the Applicants request that the Department modify Section II(l) of the Notice.

The Department has amended Section II(1) of the Notice to read as follows:

(1)  In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

(5)  Description of PaineWebber Group and PaineWebber. Representation 1(a) of the Summary, states, in part, that the PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It is also represented that PaineWebber Group holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although the Applicants furnished this information to the Department, they wish to clarify that these representations pertain to PaineWebber rather than to the Paine Webber Group. Therefore, they request that the Department make appropriate changes to the Summary.

The Department has revised the language in Representation 1(b) of the Summary as follows:

PaineWebber is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It also holds memberships or associate memberships on several principal foreign securities and commodities exchanges.

(6)  Net Asset Value Per Share. In pertinent part, Representation 2 of the Summary states that with the exception of the PACE Money Market Investments Portfolio, shares in the Trust were initially offered to the public by PaineWebber at a net asset value of $10 per share and that shares in the PACE Money Market Investments Portfolio are being offered to the public at a net asset value of $1.00 per share. The Applicants wish to clarify that with the exception of the PACE Money Market Investments Portfolio in which shares are offered to the public at a net asset value of $1.00 per share, shares in the other Portfolios were initially offered to the public at a net asset value of $12 per share.

Accordingly, the Department has revised the sixth and seventh sentences of Representation 2 to read as follows:

With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios were initially offered to the public at a net asset value of $12 per share. Shares in the PACE Money Market Investments Portfolio are offered to the public at a net asset value of $1.00 per share.

(7)  Minimum Investments. The second paragraph of Representation 3 of the

UBS Global Asset Management

PACE Select Advisors Trust

Summary states, in part, that the minimum initial investment for a prospective investor in the PACE Program is $10,000. The Applicants note, however, that the minimum initial investment threshold for an investor is currently $25,000 and not $10,000. For Plan investors and Uniform Gift or Transfer to Minors Accounts, the Applicants wish to clarify that the minimum initial investment is presently $10,000.

The Department has revised part of Representation 3 to read as follows:

***The minimum initial investment in the PACE Program currently is $25,000 (except for Plans and Uniform Gift or Transfer to Minors Accounts, for which the minimum initial investment is currently $10,000).

(8)  Valuation of Portfolio Shares. Footnote 10 of the Summary states, in part, that the net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12 p.m. each business day. To indicate that the net asset value of all Portfolio shares, including shares of the PACE Money Market Investments Portfolio, is being determined as of the close of regular trading on the New York Stock Exchange (currently 4 p.m., Eastern Time) each business day, the Applicants request that the Department modify Footnote 10 of the Summary.

The Department has modified Footnote 10 to read as follows:

The net asset value of each Portfolio's shares is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4 p.m., Eastern Time) each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

In addition, the Applicants have requested that Footnote 16 of the Summary be revised to incorporate the following language:

***The net asset value of each Portfolio's shares is determined as of the close of regular trading on the NYSE (currently, 4 p.m. Eastern Time) each business day. PaineWebber may, in the future, impose a minimum dollar threshold on rebalancing transactions in order to avoid de minimus transactions.

(9)  Payment of Redemption Proceeds. Representation 14 of the Summary states, in part, that a Portfolio will be required to transmit redemption proceeds for credit to an investor's account within 5 business days after receipt. Similarly, Representation 17 of the Summary sets forth the same time frame for the payment of the outside fee as well as the applicable fee if additional funds are invested during a calendar quarter. Because Federal Securities laws currently require PaineWebber to settle its obligations within three business days, the Applicants have requested that the Department revise the Summary to reflect the current timing of such payments.

The Department does not object to these necessary revisions and has deleted references to the five business day requirement and inserted the phrase "three business days" in the fourth sentence of paragraph one of Representation 14, in the first sentence of paragraph two of Representation 17 and in the first sentence of paragraph three of Representation 17.

(10)  Brokerage Commission Information. Representation 22(i) of the Summary states, in part, that on a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, a Directing Participant regarding brokerage commissions that are paid to PaineWebber and/or its affiliates or to unrelated parties. The Applicants have requested that the

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PACE Select Advisors Trust

Department revise this representation to reflect that brokerage commission information will be provided to the Independent Fiduciary and, depending on the arrangement negotiated between the Independent Fiduciary of a Section 404(c) Plan and PMAS, to a Directing Participant. The Applicants state that the language set forth in the Summary appears to indicate that PaineWebber will provide such information under all circumstances to Independent Fiduciaries and where applicable, to Directing Participants only.

The Department has revised paragraph (i) of Representation 22 to read, in part, as follows:

(i)  On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary and, depending on the arrangement negotiated with PMAS, a Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;***

After giving full consideration to the entire record, the Department has decided to grant the exemption subject to the modifications or clarifications described above. The Applicants' comment letter has been included as part of the public record of the exemption application. The complete application file, including all supplemental submissions received by the Department, is made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, US Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210.

For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

UBS Global Asset Management

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

If you want more information about the funds, the following documents are available free upon request:

Annual/semiannual reports:

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year. Each fund makes its annual and semiannual reports available free on its Web site at http://www.ubs.com.

Statement of additional information (SAI):

The funds' SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semiannual reports and the SAI by contacting the funds directly at 1-800-647 1568. You may also request other information about the funds and make shareholder inquiries via this number. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the advisor has not made the SAI available on its Web site.

You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-551 8090. You can get copies of reports and other information about the funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or

•  Free from the EDGAR Database on the SEC's Internet Web site at: http://www.sec.gov.

PACE Select Advisors Trust

Investment Company Act File No. 811-8764

© 2010 UBS Global Asset Management (US) Inc.

All rights reserved.

PACE® Money Market Investments

Prospectus

November 28, 2010

Ticker symbol:

Class P: PCEXX

This prospectus offers shares of PACE Money Market Investments, a series of PACE® Select Advisors Trust, to participants in the PACESM Multi Advisor Program. The PACESM Multi Advisor Program is designed to assist you in devising an asset allocation strategy to meet your individual needs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

PACE Money Market Investments

Contents

The fund

What every investor should know about the fund

Fund summary	Page 3

More information about the fund	Page 6

Your investment

Information for managing your fund account

Managing your fund account	Page 8

—Buying shares	Page 8

—The PACESM Multi Advisor Program	Page 8

—The PACESM Multi Advisor Program Fee	Page 8

—Selling shares	Page 9

—Automatic redemption of fund shares upon termination of participation in the PACE Multi Advisor Program	Page 9

—Additional information about your account	Page 10

—Market timing	Page 10

—Pricing and valuation	Page 10

Additional information

Additional important information about the fund

Management	Page 10

Dividends and taxes	Page 11

Disclosure of portfolio holdings	Page 12

Financial highlights	Page 13

Where to learn more about the fund	Back cover

The fund is not a complete or balanced investment program.

UBS Global Asset Management

PACE Money Market Investments
Fund summary

Investment objective

Current income consistent with preservation of capital and liquidity.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the offering price)	None
Maximum annual account fee for PACESM Multi Advisor Program (as a % of average value of shares held on the last calendar day of the previous quarter)	2.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.25%
Distribution and/or service (12b-1) fees	None
Other expenses† (includes administration fee of 0.10%)	0.64%
Total annual fund operating expenses	0.89%
Management fee waiver/expense reimbursements††	0.29%
Total annual fund operating expenses after fee waiver and/or expense reimbursements††	0.60%

†  "Other expenses" have been restated to reflect current fees. They do not include the fees associated with the US Treasury Temporary Guarantee Program for Money Market Funds, which terminated on September 18, 2009. If those fees were included, other expenses would be 0.65% and the total annual fund operating expenses after fee waiver and/or expense reimbursements would be 0.61%.

††  The fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.60%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$263	$868	$1,498	$3,193

Principal strategies
Allowable securities

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include long-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

Management process

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

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Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

Credit risk: Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

Interest rate risk: The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. However, because the fund's foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund's investments may become less liquid as a result of market developments or adverse investor perception.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the maximum annual PACESM Multi Advisor Program fee; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. The fund's past performance is not necessarily an indication of how the fund will perform in the future. Updated performance information is available by contacting your Financial Advisor or by calling 1-888-793 8637 (Option #1).

Average annual total returns
(for the periods ended December 31, 2009)

Class (inception date)	1 year	5 years	10 years
Class P (8/24/95)	(1.85)%	0.80%	0.67%

Investment manager and advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager and investment advisor.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, by contacting your Financial Advisor. Participants in the PACESM Multi Advisor Program may purchase Class P shares of the fund, through a managed account maintained with UBS Financial Services Inc. In general, the minimum initial investment in the PACESM Multi Advisor Program is $5,000 and is subject to the minimum investment requirements of the funds in the Program. Any subsequent investment in the Program must be at least $500 if invested proportionately among the funds.

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Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both. If you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, dividends and distributions on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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PACE Money Market Investments

More information about the fund

Additional information about the investment objective

The fund's investment objective is non-fundamental and may be changed by the board of trustees at any time without shareholder approval.

Additional information about investment strategies

Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements designed to help it maintain a stable price of $1.00 per share. The fund's investment strategies are designed to comply with these requirements. The fund may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon UBS Global AM's assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

Additional information about principal risks

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit risk—Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect the fund's ability to maintain a $1.00 share price.

Interest rate risk—The value of money market instruments generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in money market instruments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly.

Foreign investing risk—Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

Liquidity risk—The fund invests in a diversified portfolio of high quality money market instruments. However, an investment may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. The inability to sell an instrument could adversely affect the fund's ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

Management risk—There is the risk that the investment strategies, techniques and risk analyses employed by the investment advisor, while designed to enhance returns, may not produce the desired results.

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PACE Money Market Investments

The investment advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the fund.

US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Additional risks

Regulatory risk—The US Securities and Exchange Commission ("SEC") continues to review the regulation of money market funds and may propose further changes to the rules that govern the fund's operations. Legislative developments may also affect the fund. These changes and developments may affect the investment strategies, performance, yield and operating expenses of the fund.

Securities lending risk—Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund's lending agent.

Structured security risk—The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.

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PACE Money Market Investments

Managing your fund account

Buying shares

If you are a participant in the PACESM Multi Advisor Program, you may buy shares of the fund through a managed account maintained with UBS Financial Services Inc. Payment for investments made through the PACESM Multi Advisor Program is made by debiting this account. Your payment for fund shares is due no later than the first business day after the order is placed. You may place an order only after you have executed the necessary PACESM Multi Advisor Program documentation and made an asset allocation decision. Your Financial Advisor is responsible for promptly forwarding your order to UBS Financial Services Inc. headquarters.

The fund, UBS Financial Services Inc. and UBS Global AM have the right to reject a purchase order and to suspend the offering of the fund's shares for a period of time or permanently.

The PACESM Multi Advisor Program

The PACESM Multi Advisor Program is described in detail in the PACESM Multi Advisor Disclosure Document, the PACESM Multi Advisor Investment Advisory Agreement and other Program documents. The description of the PACESM Multi Advisor Program in this prospectus is only a brief summary of certain features of the Program and is not intended as a complete description.

The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that includes comprehensive investment services, including investor profiling, a personalized asset allocation strategy using a combination of shares in no-load, low-load and load-waived funds and a quarterly investment performance review. UBS Financial Services Inc. has no investment discretion over your PACESM Multi Advisor Program account except to the extent required to permit automatic rebalancing of your account. Otherwise, you will make all the investment decisions.

The fund is one of several funds used as vehicles to implement the long-term asset allocation strategies recommended through the PACESM Multi Advisor Program based on an evaluation of your investment objectives and risk tolerances.
The minimum initial aggregate investment in the PACESM Multi Advisor Program is $5,000 and is subject to the minimum investment requirements of the funds in the Program. Any subsequent investment in the Program must be at least $500 if invested proportionately among the funds.

It is possible that UBS Financial Services Inc.'s periodic recommendations for adjustments in the allocation of your assets among different funds may not be successful or may not be developed, transmitted and acted upon quickly enough to avoid market shifts, which can be sudden and substantial. You are urged to consider carefully UBS Financial Services Inc.'s asset allocation recommendations in light of your investment needs and to act promptly upon any recommended reallocation of assets.

The PACESM Multi Advisor Program Fee

For the services provided to you under the PACESM Multi Advisor Program, you will pay UBS Financial Services Inc. a quarterly Program Fee at an annual rate of up to 2.00% of the value of the shares of the funds held in your account under the Program. This quarterly fee is generally charged to your UBS Financial Services Inc. account. Employees of UBS Financial Services Inc. and its affiliates may participate in the PACESM Multi Advisor Program at a reduced fee or for no fee.

Financial Advisors at UBS Financial Services Inc. receive a portion of the PACESM Program Fee for the services they provide to participants.

As a PACESM Multi Advisor Program participant, you may incur greater total fees and expenses than investors purchasing shares of similar funds without the benefit of these professional asset allocation recommendations.

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PACE Money Market Investments

Selling shares

You can sell your fund shares at any time. You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to UBS Financial Services Inc.'s headquarters. After it receives and accepts your request, UBS Financial Services Inc. repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after UBS Financial Services Inc. receives the order.

UBS Financial Services Inc. reserves the right not to repurchase your shares. In that case, UBS Financial Services Inc. forwards your request to sell your shares to the fund's transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

•  Your name and address;

•  The fund's name;

•  Your account number;

•  The dollar amount or number of shares you want to sell; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

UBS Financial Services Inc. may terminate your participation in the PACESM Multi Advisor Program if the value of your assets in the Program declines or is reduced to less than $3,500. If UBS Financial Services Inc. elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum or more within 30 days. This notice may appear on your account statement. UBS Financial Services Inc. will not terminate your participation in the Program if the value of your account falls below $3,500 solely as a result of a reduction in net asset value per share of the funds or redemptions to pay Program fees.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days. Also, if conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities to the extent permitted by law. Additional information is available in the SAI.

Automatic redemption of fund shares upon termination of participation in the PACE Multi Advisor Program. Class P shares of the fund are available exclusively to participants in the PACE Select Advisors Program and the PACESM Multi Advisors Program. Accordingly, you may buy and hold Class P shares of the fund only if and for as long as you participate in either Program. Your termination of your participation in either Program (other than, in the case of any investor who is a natural person, termination in either Program as a result of that person's death) will result in automatic redemption of the Class P shares of the fund you hold or that are held on your behalf. For further information on automatic redemption, please refer to the Program Agreement.

The fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to

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PACE Money Market Investments

determine the value of its net assets; (3) for such other periods as the SEC may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Market timing

Frequent purchases and redemptions of fund shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could impact the fund's performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. For these reasons, the fund's board of trustees ("board") has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS funds that are managed by UBS Global AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds' prospectuses.

Pricing and valuation

The price at which you may buy or sell the fund's shares is based on the next net asset value per share calculated after your order is received in good form. The fund calculates its net asset value on days that the NYSE is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund's net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. The fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

Management

Investment advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation with offices located at One North Wacker Drive, Chicago, IL 60606 and 1285 Avenue of the Americas, New York, NY 10019-6028, is an investment advisor registered with the SEC. As of September 30, 2010, UBS Global AM had approximately $147 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $578 billion in assets under management worldwide as of September 30, 2010. UBS is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with

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PACE Money Market Investments

operations in many areas of the financial services industry.

The fund operates under an exemptive order from the SEC to permit UBS Global AM, subject to the review and approval of the fund's board, to select and replace investment advisors and to amend sub-advisory contracts between UBS Global AM and other investment advisors without obtaining shareholder approval. UBS Global AM may adjust allocations among multiple investment advisors of the fund by up to 5% without board approval.

Advisory and administration fees

UBS Global AM is the administrator of the fund. The fund pays fees to UBS Global AM for advisory services and administrative services at the annual contract rates of 0.25% and 0.10%, respectively, of the fund's average daily net assets. During the fiscal year ended July 31, 2010, the fund paid UBS Global AM at the effective rate of 0% because of fee waivers and/or expense reimbursements.

A discussion regarding the basis for the board's approval of the fund's investment management agreement is available in the fund's annual report to shareholders for the fiscal year ended July 31, 2010.

Other information

To the extent authorized by law, the fund reserves the right to discontinue offering shares at anytime, merge, reorganize itself or cease operations and liquidate.

Dividends and taxes

Dividends

The fund normally declares dividends daily and pays them monthly. Shares of the fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

You will receive dividends in additional shares of the fund unless you elect to receive them in cash. If you prefer to receive dividends in cash contact your Financial Advisor at UBS Financial Services Inc.

While the fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor's account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

Taxes

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. The fund expects that its dividends will be taxed as ordinary income. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

The fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain or loss on the sale of fund shares so long as the fund consistently maintains a share price of $1.00.

The fund may be required to withhold a 28% (currently scheduled to increase to 31% after 2010) federal tax on all dividends payable to you

•  if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•  if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax (or lower applicable treaty rate). Distributions to non-residents of short-term capital gains and interest income made by the fund to non-residents are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not maintained or expected to be available.

As noted above, shareholders will pay the PACESM Multi Advisor Program Fee. For individual

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PACE Money Market Investments

shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes, which generally means such amounts are deductible only to the extent that they exceed 2% of a person's "adjusted gross income."

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with their own tax advisor. There is additional information on taxes in the SAI.

Disclosure of portfolio holdings

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The fund's Forms N-Q and Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. The fund's Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the fund upon request by calling 1-800-647 1568.

The fund will disclose on UBS Global AM's Web site, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity and weighted average life of the fund. This information will be posted on the UBS Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund's Form N-MFP filings will be available on the SEC's Web site, on a delayed basis; UBS Global AM's Web site will also contain a link to these filings, which will become publicly available two months after filing with the SEC. (For example, the fund's first filing on Form N-MFP in December 2010 would become publicly available in February 2011, at which time there would be links to that SEC filing on the UBS Web site referenced above.)

Please consult the fund's SAI for a description of the policies and procedures that govern disclosure of the fund's portfolio holdings.

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Financial highlights

The following financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

This information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

	Class P
	Years ended July 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	0.000	(1)	0.008		0.033	0.048	0.038
Dividends from net investment income	(0.000	)(1)	(0.008)		(0.033)	(0.048)	(0.038)
Distributions from net realized gains	(0.000	)(1)	(0.000	)(1)	—	—	—
Total dividends and distributions	(0.000	)(1)	(0.008)		(0.033)	(0.048)	(0.038)
Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00
Total investment return(2)	0.01%		0.81%		3.40%	4.86%	3.89%
Ratios/supplemental data:
Net assets, end of year (000's)	$386,217		$529,959		$523,243	$408,562	$342,573
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.27%		0.59%		0.60%	0.60%	0.60%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.90%		0.89%		0.93%	0.92%	0.99%
Net investment income to average net assets	0.01%		0.78%		3.27%	4.75%	3.89%

(1)  Amount represents less than $0.0005 per share.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include Program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

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UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

If you want more information about the fund, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the fund's investments is available in its annual and semiannual reports to shareholders. The fund makes its annual and semiannual reports available free on its Web site at http://www.ubs.com.

Statement of additional information (SAI)

The fund's SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semiannual reports and its SAI by contacting the fund directly at 1-800-647 1568. You may also request other information about the fund and make shareholder inquiries via this number. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the advisor has not made the SAI available on its Web site.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-551 8090. You can get copies of reports and other information about the Fund:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or

•  Free from the EDGAR Database on the SEC's Internet Web site at: http://www.sec.gov.

PACE® Select Advisors Trust

Investment Company Act File No. 811-8764

© 2010 UBS Global Asset Management (US) Inc.
All rights reserved.

PACE® Select Advisors Trust

Statement of Additional Information
November 28, 2010

1285 Avenue of the Americas
New York, New York 10019-6028

The following funds are series of PACE® Select Advisors Trust ("Trust"), a professionally managed open-end investment company.

	Class P	Class A	Class B	Class C	Class Y
PACE® Money Market Investments	PCEXX	—	—	—	—
PACE® Government Securities Fixed Income Investments	PCGTX	PFXAX	PFXBX	PFXCX	PFXYX
PACE® Intermediate Fixed Income Investments	PCIFX	PIFAX	PIFBX	PIICX	PIFYX
PACE® Strategic Fixed Income Investments	PCSIX	PBNAX	PBNBX	PBNCX	PSFYX
PACE® Municipal Fixed Income Investments	PCMNX	PMUAX	PFIBX	PMUCX	PMUYX
PACE® International Fixed Income Investments	PCGLX	PWFAX	PWFBX	PWFCX	PWFYX
PACE® High Yield Investments	PHYPX	PHIAX	PHIBX	PHYCX	PHDYX
PACE® Large Co Value Equity Investments	PCLVX	PCPAX	PCPBX	PLVCX	PLVYX
PACE® Large Co Growth Equity Investments	PCLCX	PLAAX	PLABX	PLACX	PLAYX
PACE® Small/Medium Co Value Equity Investments	PCSVX	PEVAX	PEVBX	PEVCX	PVEYX
PACE® Small/Medium Co Growth Equity Investments	PCSGX	PQUAX	PUMBX	PUMCX	PUMYX
PACE® International Equity Investments	PCIEX	PWGAX	PWGBX	PWGCX	PWIYX
PACE® International Emerging Markets Equity Investments	PCEMX	PWEAX	PWEBX	PWECX	PWEYX
PACE® Global Real Estate Securities Investments	PREQX	PREAX	—	PREEX	PREYX
PACE® Alternative Strategies Investments	PASPX	PASIX	PASNX	PASOX	PASYX

PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are non-diversified series of the Trust. The other funds are diversified series.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the manager and administrator for each fund and also as the investment advisor for PACE Money Market Investments. UBS Global AM selects, subject to the approval of the Trust's board of trustees ("board"), and monitors unaffiliated investment advisors who provide advisory services for the other funds. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the Trust's principal underwriter and selects dealers for the sale of fund shares. UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS AG.

Portions of the funds' annual report to shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The annual report accompanies this SAI. You may obtain additional copies of the funds' annual report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the funds' current prospectus, dated November 28, 2010. Different classes of shares and/or funds are offered by separate prospectuses. A copy of the relevant prospectus may be obtained by calling your Financial Advisor or by calling toll-free 1-800-647 1568. The prospectus also contains more complete information about the funds. You should read it carefully before investing.

The funds and their investment policies

Except where noted, the investment objective and policies of each fund may be changed by the Trust's board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

As described further below, each non-money market fund (other than PACE Alternative Strategies Investments) will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name.

The funds have not repeated the above noted parenthetical regarding borrowings each time a percentage test is recited below; however, the funds will interpret these name-related policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, a fund's 80% policy is no longer met (e.g., a fund receives a very large influx of cash to invest from new shareholders), then, under normal circumstances, the fund's future investments will be made in a manner that will bring the fund's investments back in line with the 80% threshold.

PACE Money Market Investments has an investment objective of current income consistent with preservation of capital and liquidity. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt obligations and similar securities. These instruments include (1) US and foreign government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements, and (5) investment company securities. Money market instruments also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund may purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less; the fund maintains a dollar-weighted average life for its portfolio of 120 days or less.

PACE Money Market Investments may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

PACE Money Market Investments may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by three or more rating agencies at the time of purchase that subsequently receives a rating below the highest rating category from one of those rating agencies or a different rating agency may continue to be considered a First Tier Security.

PACE Money Market Investments may purchase variable and floating rate securities with remaining maturities in excess of 397 calendar days issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in these securities must comply with conditions established by the US Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 calendar days or less. The fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 397 calendar days only if the securities are subject to a demand feature exercisable within 397 calendar days or less. See "The funds' investments, related risks and limitations—Credit and liquidity enhancements."

Generally, PACE Money Market Investments may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institutional to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

Variable rate securities include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between PACE Money Market Investments and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

PACE Money Market Investments generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined above) of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of foreign issuers.

PACE Money Market Investments will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities. The fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the

Investment Company Act and, as such, must maintain a portion of its assets in cash and securities that can readily be converted into cash, which may have a negative effect on yield. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings.

PACE Government Securities Fixed Income Investments has an investment objective of current income. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment advisor. The fund invests in US government bonds and other bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration within two years (plus or minus) of the effective duration of the fund's benchmark index. Under normal circumstances, the fund invests at least 80% of its net assets in government fixed income securities. Government fixed income securities include US government bonds, including those backed by mortgages, and related repurchase agreements. The fund may invest up to 20% of its net assets in other fixed income instruments, including corporate bonds and mortgage- and asset-backed securities of private issuers. These investments are limited to bonds that are rated at least A by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's), except that the fund may not acquire a bond if, as a result, more than 20% of its net assets would be invested in bonds rated below AAA or if more than 10% of its net assets would be invested in bonds rated A. The fund may invest in bonds that are assigned comparable ratings by another rating agency and unrated bonds that its investment advisor determines are of comparable quality to rated securities in which the fund may invest. The fund may invest up to 10% of its net assets in Yankee and Brady bonds.

PACE Government Securities Fixed Income Investments may invest in certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The SEC staff currently takes the position that "stripped" US government securities that are not issued through the US Treasury are not US government securities. As long as the SEC staff takes this position, the fund will not consider these stripped US government securities to be US government securities for purposes of its 80% investment requirement. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities. The fund may invest up to 10% of its net assets in municipal bonds that are rated at least A by Moody's or S&P (or are unrated but deemed to be of comparable quality).

The fund also may engage in short selling with respect to securities issued by the US Treasury and certain "to be announced" or "TBA" securities coupon trades. TBA securities are usually mortgage-backed securities traded on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date of the securities are determined upon settlement when the specific mortgage pools are assigned. The fund limits the TBA securities that it sells short to those issued by the Governmental National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets of more than one-third of the value of its total assets.

PACE Government Securities Fixed Income Investments may invest up to 15% of its net assets in illiquid securities (as defined below). The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. These transactions are considered borrowings. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Intermediate Fixed Income Investments has an investment objective of current income, consistent with reasonable stability of principal. BlackRock Financial Management, Inc. ("BlackRock") serves as the fund's investment advisor. The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average maturity of approximately three to ten years. It normally limits its overall portfolio duration to between two and four and one-half years. Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). The fund limits its investments to securities which are investment grade at the time of purchase. The fund may invest up to 10% of its total assets in securities denominated in foreign currencies of developed countries. The fund's investments may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

PACE Intermediate Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Strategic Fixed Income Investments has an investment objective of total return consisting of income and capital appreciation. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment advisor. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration within two years (plus or minus) of the effective duration of the fund's benchmark index. Under normal circumstances, the fund invests at least 80% of its net assets in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and non-US private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments and money market instruments (including commercial paper and certificates of deposit). The fund may invest in commercial paper rated at least A-3 by S&P, Prime 3 by Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by its investment advisor to be of comparable quality. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities. The fund may invest up to 10% of its net assets in preferred securities.

PACE Strategic Fixed Income Investments also may invest up to 20% of its total assets in other fixed income instruments, including convertible securities, that are not investment grade but are rated at least B by S&P or Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by its investment advisor to be of comparable quality. The fund may invest up to 20% of its total assets in a combination of Yankee bonds, Eurodollar bonds and bonds denominated in foreign currencies. Foreign currency exposure (from non-US dollar-denominated securities or currencies) normally will be limited to 10% of the fund's total assets. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts, other debt securities sold with a discount and payment-in-kind securities. The fund may invest up to 10% of its net assets in municipal bonds that are rated at least Baa by Moody's, BBB by S&P or assigned a comparable rating by another rating agency (or are unrated but deemed to be of comparable quality).

PACE Strategic Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance the fund's return. These transactions are considered borrowings. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Municipal Fixed Income Investments has an investment objective of high current income exempt from regular federal income taxes. Standish Mellon Asset Management Company LLC ("Standish") serves as the fund's investment advisor. Under normal circumstances, the fund invests at least 80% of its net assets in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from this 80% policy without shareholder approval.

The fund invests in bonds of varying maturities but normally maintains a portfolio duration of between three and seven years. The fund invests in municipal bonds rated at the time of purchase at least A, MIG-2 or Prime-2 by Moody's or A, SP-2 or A-2 by S&P or, if unrated, determined to be of comparable quality by its investment advisor, except that the fund may invest up to 15% of its total assets in municipal bonds that at the time of purchase are rated Baa by Moody's, BBB by S&P or, if unrated, are determined to be of comparable quality by its investment advisor. The fund also may invest without limit in private activity bonds and other municipal bonds that pay interest that is an item of tax preference (sometimes referred to as a "tax preference item") for purposes of the federal alternative minimum tax ("AMT"), although the fund will endeavor to manage its portfolio so that no more than 25% of its interest income will be a tax preference item.

PACE Municipal Fixed Income Investments may not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state. The fund also may not invest more than 25% of its total assets in municipal obligations that are secured by revenues from a particular industry, except that it may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds backed by the US Treasury or other US government-guaranteed securities. The fund may invest without limit in private activity bonds, including private activity bonds that are collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The fund may not invest more than 5% of its net assets in municipal leases, except that it may invest without limitation in 1) pre-refunded municipal leases that are collateralized by US government securities, and 2) insured municipal leases that are 100% guaranteed for timely interest and principal payment by a municipal bond insurer that is rated AAA by S&P, Aaa by Moody's, or assigned a comparable rating by another rating agency (or are unrated but deemed to be of comparable quality).

PACE Municipal Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. Under normal circumstances, the fund may invest only up to 20% of its net assets in certain taxable securities to maintain liquidity. The fund may invest in the securities of other investment companies.

PACE International Fixed Income Investments (formerly known as UBS PACE Global Fixed Income Investments) has an investment objective of high total return. Rogge Global Partners plc serves as the fund's investment advisor. The fund invests primarily in high-grade bonds, denominated in non-US currencies or US dollars, of governmental and private issuers in developed countries. The fund's investments may include mortgage- and asset-backed securities. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between four and eight years. Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of US or non-US private issuers. The fund normally invests in a minimum of four countries, one of which may be the United States. As of July 31, 2010, the fund was invested in over twenty separate countries. While the Fund may invest in US fixed income securities, it expects to invest mainly in non-US fixed income securities under normal circumstances. Debt securities are considered high grade if they are rated A or better by S&P or Moody's or another rating agency or, if unrated, determined by the fund's investment advisor to be of comparable quality.

PACE International Fixed Income Investments may invest up to 20% of its total assets (in the aggregate) in high yield bonds and emerging markets bonds (including emerging markets currencies). High yield bonds include fixed income securities that are (i) rated below investment grade by Moody's (lower than a Baa rating) or S&P (lower than a BBB rating); (ii) comparably rated by another rating agency; or (iii) unrated, but deemed by the fund's portfolio managers to be of comparable quality to fixed income securities rated below investment grade by a rating agency. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts.

PACE International Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE High Yield Investments has an investment objective of total return. MacKay Shields LLC ("MacKay Shields") is the fund's investment advisor. The fund invests primarily in a professionally managed, diversified portfolio of below investment grade fixed income securities. Under normal circumstances, the fund invests at least 80% of its net assets in high yield fixed income securities that are rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). Such investments will include fixed income securities that are (i) rated below investment grade (lower than a Baa rating by Moody's or lower than a BBB rating by S&P; (ii) comparably rated by another rating agency; or (iii) unrated, but deemed by the fund's portfolio managers to be of comparable quality to fixed income securities rated below Baa, BBB or a comparable rating by a rating agency.

PACE High Yield Investments may invest up to 15% of its net assets in illiquid securities, including securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The fund may purchase these securities if the fund's investment advisor believes that these securities have a potential for capital appreciation.

The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest up to 5% of its total assets in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box." The fund's investments may include Brady Bonds.

The fund may invest up to 20% of its net assets in investment grade securities of private or government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who the fund's investment advisor determines to be of comparable quality), money market instruments and municipal obligations. The fund may invest all or a portion of its total assets in securities of foreign issuers, including issuers in emerging market countries.

The fund may implement various temporary or defensive strategies at times when its investment advisor determines that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive or liquidity purposes, invest up to 100% of its total assets in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper, or other income securities deemed by UBS Global AM to be consistent with a defensive posture, or it may hold cash.

PACE Large Co Value Equity Investments has an investment objective of capital appreciation and dividend income. Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena") serve as the fund's investment advisors. UBS Global AM, subject to Board approval, allocates the fund's assets among the three investment advisors who utilize investment strategies designed to achieve capital appreciation and dividend income. The fund invests primarily in equity securities of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. (That is, companies with a total market capitalization of $3.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.)

PACE Large Co Value Equity Investments may invest up to 10% of its total assets in convertible bonds that are not investment grade, but these securities must be rated at least BB by S&P, Ba by Moody's or, if unrated, determined to be of comparable quality by its investment advisor. Subject to its 80% investment requirement, the fund may invest in a broad range of equity securities of US issuers that are traded on major stock exchanges or in the over-the-counter market. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may invest in US government bonds and investment grade corporate bonds.

PACE Large Co Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Large Co Growth Equity Investments has an investment objective of capital appreciation. Marsico Capital Management, LLC ("MCM"), Wellington Management Company, LLP ("Wellington Management"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury") serve as the fund's investment advisors. UBS Global AM, subject to Board approval, allocates the fund's assets among the investment advisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in equity securities that are believed to have substantial potential for capital growth. Dividend income is an incidental consideration in the investment advisors'

selection of investments for the fund. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. (That is, companies with a total market capitalization of $3.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.)

Subject to its 80% investment requirement, PACE Large Co Growth Equity Investments may invest in a broad range of equity securities of US issuers. The fund may invest up to 20% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may invest in US government bonds and investment grade corporate bonds.

PACE Large Co Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Small/Medium Co Value Equity Investments has an investment objective of capital appreciation. Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Systematic Financial Management, L.P. ("Systematic") serve as the fund's investment advisors. UBS Global AM, subject to Board approval, allocates the fund's assets among the three investment advisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in equity securities of companies that are believed to be undervalued or overlooked in the marketplace. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. (That is, companies with a total market capitalization of less than $6.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.) The fund invests in equity securities that generally have price-to-earnings ("P/E") ratios that are below the market average. The fund invests in the equity securities of companies only if they have common stock that is traded on a major stock exchange or in the over-the-counter market. Under normal circumstances, the fund may invest only up to 20% of its net assets in US government bonds and investment grade corporate bonds.

PACE Small/Medium Co Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may invest up to 10% of its assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE Small/Medium Co Growth Equity Investments has an investment objective of capital appreciation. Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade") and Riverbridge Partners, LLC ("Riverbridge") serve as the fund's investment advisors. UBS Global AM, subject to Board approval, allocates the fund's assets among the three investment advisors who utilize investment strategies designed to achieve capital appreciation. The fund invests primarily in the stocks of companies that are believed to have the potential for high future earnings growth relative to the market. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. (That is, companies with a total market capitalization of less than $6.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.) Dividend income is an incidental consideration in the investment advisors' selection of investments for the fund.

Under normal circumstances, the fund may invest only up to 20% of its net assets in US government bonds and investment grade corporate bonds. The fund may invest up to 10% of its total assets in non-US securities. Such securities may trade either within or outside the United States. "Non-US securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.

PACE Small/Medium Co Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

PACE International Equity Investments has an investment objective of capital appreciation. Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie") serve as the fund's investment advisors. J.P. Morgan manages two separate segments of the fund's assets, utilizing distinct principal investment strategies and portfolio management for each (J.P. Morgan's segments are referred to in this SAI as the International Research Enhanced Index Strategy segment ("International REI" segment) and the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment)). UBS Global AM, subject to Board approval, allocates the fund's assets among the three investment advisors who utilize investment strategies designed to achieve capital appreciation (and further allocates J.P. Morgan's portion of the fund's assets between the International REI segment and the EAFE Opportunities segment). The fund invests primarily in equity securities of companies domiciled in developed foreign countries, and a large part of its investments is usually denominated in foreign currencies. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States. "Domiciled," for these purposes, means companies (1) that are organized under the laws of a country other than the United States, (2) for which the principal securities trading market is in a country other than the United States or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country or that have at least 50% of their assets situated in such a country.

PACE International Equity Investments normally invests in the securities of issuers from three or more countries outside the United States and, under normal market conditions, its investments involve securities principally traded in at least 10 different countries. The fund's investment advisors give particular consideration to investments that are principally traded in Japanese, European, Pacific and Australian securities markets and to securities of foreign companies that are traded on US securities markets. The fund may also invest in the securities of companies in emerging markets, including Asia, Latin America and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund invests only in those markets where an investment advisor considers there to be an acceptable framework of market regulation and sufficient liquidity. The fund may also invest in non-investment grade convertible securities. These non-investment grade convertible securities may not be rated lower than B by S&P or Moody's or, if unrated, determined by the fund's investment advisors to be of comparable quality. The fund's investments in emerging market securities and non-investment grade convertible securities, in the aggregate, may not exceed 10% of its total assets at the time of purchase. Under normal circumstances, the fund may invest up to 20% of its net assets in US government bonds and investment grade bonds of US and non-US issuers.

PACE International Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in structured foreign investments. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."

PACE International Emerging Markets Equity Investments has an investment objective of capital appreciation. Mondrian Investment Partners Limited ("Mondrian"), Gartmore Global Partners ("GGP"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") serve as the fund's investment advisors. UBS Global AM, subject to Board approval, allocates the fund's assets among the four investment advisors who utilize investment strategies designed to achieve capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. "Domiciled," for these purposes, means companies (1) that are organized under the laws of an emerging market country, (2) for which the principal securities trading market is in an emerging market country, (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country, or (4) that have at least 50% of their assets situated in such a country. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. Mondrian, GGP, Delaware and/or Pzena may at times determine, based on its own analysis, that an economy included in the MSCI World Index should nonetheless be considered an emerging market country, in which case, that country would constitute an emerging market country for purposes of the fund's investments. The fund normally invests in the securities of issuers from three or more emerging market countries. As of July 31, 2010, the fund was invested in over twenty separate countries.

Under normal circumstances, the fund may invest up to 20% of its net assets in bonds, including US government bonds, foreign government bonds and bonds of private US and non-US issuers, including convertible bonds. The fund's investments may include Brady Bonds. The fund's investments in bonds of private issuers are rated at the time of purchase at least A by S&P or Moody's or, if unrated, determined by the investment advisor to be of comparable quality, except that up to 10% of the fund's total assets may be invested in lower quality bonds, including convertible bonds. These lower quality bonds must, at the time of purchase, be rated at least C by S&P or determined by an investment advisor to be of comparable quality.

PACE International Emerging Markets Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."

PACE Global Real Estate Securities Investments has an investment objective of total return. ING Clarion Real Estate Securities, LLC ("ING CRES") and Brookfield Investment Management Inc. ("Brookfield") serve as the fund's investment advisors. UBS Global AM, subject to Board approval, allocates the fund's assets between the two investment advisors who utilize investment strategies designed to achieve total return. The fund invests primarily in real estate investment trusts ("REITs") and other real-estate related securities. Under normal market conditions, the fund will invest at least 80% of its net assets in securities of companies in the real estate industry. Such securities may include common shares, preferred shares and units of beneficial interest in real estate companies (inclusive of REITs). The fund will consider real estate securities to be those securities issued by companies principally engaged in the real estate industry, defined to mean securities of those companies which (i) derive at least 50% of their revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) invest at least 50% of their assets in such real estate.

The fund may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the fund will maintain exposure to real estate related securities of issuers in the United States and in at least three countries outside the United States. The amount invested outside the United States may vary, and at any given time, the fund might or might not have a significant exposure to non-US securities depending upon ING CRES' or Brookfield's investment decisions. "Non-US securities" in this context generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.

The fund's other investments may include the following equity and fixed income securities and other instruments: non-investment grade bonds, government securities, asset-backed and mortgage-backed securities, credit and liquidity enhancements, original issue discount bonds (including zero coupon securities), payment-in-kind bonds, convertible bonds, warrants, auction rate and remarketed preferred stock, foreign and emerging market equity and debt securities (including Russian securities), foreign sovereign debt and structured foreign investments, currency-linked investments, repurchase agreements, reverse repurchase agreements, dollar rolls, exchange traded options, exchange-traded funds or investments in a company's initial public offering.

PACE Global Real Estate Securities Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell securities short both "against the box" or without owning the security sold short.

The fund may implement various temporary or defensive strategies at times when its investment advisors determine that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive purposes, invest up to 100% of its total assets, or for liquidity purposes, invest up to 20% of its net assets, in investment grade fixed income securities (including short-term US government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Under normal circumstances, the fund may also hold significant amounts of its assets in cash.

PACE Alternative Strategies Investments has an investment objective of long-term capital appreciation. Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM"), First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") serve as the fund's investment advisors. UBS Global AM, subject to Board approval, allocates the fund's assets among the five investment advisors who utilize investment strategies designed to achieve long-term capital appreciation. Such investment strategies are designed to have low correlation to traditional equity and fixed income asset classes. Subject to board approval, UBS Global AM may in the future allocate assets to additional investment advisors to employ additional strategies at any time. Such additional strategies may include fixed income arbitrage, convertible arbitrage and market neutral strategies.

PACE Alternative Strategies Investments has a broad investment mandate that permits the fund to invest in a wide range of equity, fixed income and derivative securities in order to pursue its investment objective. The fund invests in securities of US and non-US companies of various market capitalizations.

The fund expects to invest extensively in derivatives, including those that provide exposure to commodities and currencies.

Under normal circumstances, the fund may invest in a number of different countries throughout the world, including the United States. The fund may invest all or a portion of its total assets in non-US securities. "Non-US securities" generally means securities that are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. Such securities may trade either within or outside the United States. The fund may also invest in the securities of companies in emerging markets, including Russia, Asia, Latin America, and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund considers emerging market countries to be those countries that are not included in the Morgan Stanley Capital International World Index of major world economies.

PACE Alternative Strategies Investments may invest in fixed income securities including high yield bonds, US government bonds, investment grade corporate bonds and sovereign debt of non-US governmental agencies (including emerging market debt). The fund's investments may also include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may invest up to 15% of its net assets in illiquid securities, including securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The fund may purchase these securities if an investment advisor believes that these securities have a potential for capital appreciation.

The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow money from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The funds' investments, related risks and limitations—Investment limitations of the funds" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell securities short both "against the box" or without owning the security sold short.

The fund may implement various temporary or defensive strategies at times when an investment advisor determines that conditions in the markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When unusual market or economic conditions occur, the fund may, for temporary defensive or liquidity purposes, invest up to 100% of its total assets in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper, or other income securities deemed by UBS Global AM to be consistent with a defensive posture, or it may hold cash.

The funds' investments, related risks and limitations

The following supplements the information contained in the prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the prospectus or SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

Equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but it is actually an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, common stocks historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. A company's common stock is generally a riskier investment than its fixed income securities. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with fixed income securities, it is less likely.

Bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from treatment as a tax preference item are rendered by bond counsel to the respective issuing authorities at the time of issuance. None of the funds, their investment advisor(s) nor UBS Global AM reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by the fund or the exempt-interest dividends received by its shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal bonds may be materially and adversely affected.

Credit ratings; non-investment grade bonds. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable investment advisor will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable investment advisor to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable investment advisor determines to be of comparable quality.

Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield, high risk bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund's investment advisor to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of non-US issuers, has expanded rapidly in recent years. These securities are susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

US government securities. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. US government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration and Ginnie Mae (formally known as Government National Mortgage Association or GNMA), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (formally known as Federal National Mortgage Association or FNMA) historically were agencies sponsored by the US government that were supported by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac's and Fannie Mae's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. The effect that this conservatorship will have on the entities and their guarantees is uncertain. Although the US government or its agencies provided financial support to such entities, no assurance can be given that they will always do so.

US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds a TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes—Other information" below.

Asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The funds' investments, related risks and limitations—Credit and liquidity enhancements." The current market for asset-backed securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions, as is the case with mortgage-backed securities, explained below.

Mortgage-backed securities. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. US government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (formally known as Government National Mortgage Association or GNMA), Fannie Mae (formally known as Federal National Mortgage Association or FNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

Mortgage-backed securities that are issued or guaranteed by the US government, its agencies or instrumentalities are not subject to the funds' industry concentration restrictions, by virtue of the exclusion from that test available to all US government securities. In the case of privately issued mortgage-related securities, the funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when a fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk and liquidity risk. These risks may be even higher with mortgage-backed securities supported by subprime mortgages.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

The market for privately issued mortgage-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than US markets but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

In the past, in certain market environments, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. A fund's investment advisor seeks to manage its investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See "The funds' investments, related risks and limitations—Duration." If a fund's investment advisor does not compute the duration of mortgage-backed securities correctly, the value of its portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that its investment advisor does not anticipate, the fund's ability to meet its investment objective may be reduced.

More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, a fund expects to invest in those new types of mortgage-backed securities that its investment advisor believes may assist it in achieving its investment objective. Similarly, a fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

Ginnie Mae certificates—Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the US government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

Fannie Mae certificates—Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by US government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. Obligations issued by Fannie Mae historically have been supported only by the credit of the issuer, but currently the agency is placed into conservatorship by the US government. The effect that this conservatorship will have on the entity and its guarantee is uncertain. Although the US government and its agencies provide financial support to the entity, no assurances can be given that they will always do so.

Freddie Mac certificates—Freddie Mac also facilitates a national secondary market for conventional residential and US government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Obligations issued by Freddie Mac historically have been supported only by the credit of the issuer, but currently the agency is placed into conservatorship by the US government. The effect that this conservatorship will have on the entity and its guarantee is uncertain. Although the US government and its agencies provide financial support to the entity, no assurances can be given that they will always do so.

Private mortgage-backed securities—Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of US government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The funds' investments, related risks and limitations—Mortgage-backed securities—Types of credit enhancement." These credit enhancements do not protect investors from changes in market value.

Collateralized mortgage obligations and multi-class mortgage pass-throughs—CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the proceeds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only or "PO" class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some

CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates—i.e., the yield may increase as rates increase and decrease as rates decrease—but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

Types of credit enhancement—To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Special characteristics of mortgage- and asset-backed securities—The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.

Adjustable rate mortgage and floating rate mortgage-backed securities—Adjustable rate mortgage securities are mortgage-backed securities (sometimes referred to as "ARMs") that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARMs and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on these mortgage loans could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.

The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index, that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

Credit and liquidity enhancements. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Auction rate and remarketed preferred stock. PACE Money Market Investments may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost; other holders may suffer a partial or complete loss of liquidity. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

The fund's investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See "The funds' investments, related risks and limitations—Investments in other investment companies."

Investing in non-US securities. Investing in non-US securities may involve more risks than investing in US securities. Investments in non-US securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and non-US issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual non-US economies may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

Securities of non-US issuers may not be registered with the SEC, and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning non-US issuers of securities held by a fund than is available concerning US companies. Non-US companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to US companies.

Securities of many non-US companies may be less liquid and their prices more volatile than securities of comparable US companies. From time to time non-US securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of a fund's assets are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Non-US securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in non-US courts, whose procedures differ substantially from those of US courts.

The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging markets. For example, the cost of maintaining custody of non-US securities often exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make non-US investing more expensive than domestic investing.

A fund may invest in non-US securities by purchasing depositary receipts, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in non-US countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in US dollars and are designed for use in the US securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the non-US issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the non-US issuer assumes no obligations, and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Eurodollar bonds and Yankee bonds are types of US dollar denominated non-US securities. Eurodollar bonds are US dollar denominated bonds that are held outside the United States, primarily in Europe. Yankee bonds are US dollar denominated bonds of non-US issuers that are sold primarily in the United States.

The funds that invest outside the United States anticipate that their brokerage transactions involving non-US securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on non-US exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on US transactions. There is generally less government supervision and regulation of exchanges and brokers in non-US countries than in the United States.

Investment income and gains on certain non-US securities in which the funds may invest may be subject to non-US withholding or other taxes that could reduce the return on these securities. Tax conventions between the United States and certain non-US countries, however, may reduce or eliminate the amount of non-US taxes to which the funds would be subject. In addition, substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.

The investments by PACE Money Market Investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. The fund's investment in non-US subsidiaries of non-US banks likewise involve risks that are similar to the risks of the fund's investments in the securities of non-US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of non-US deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as domestic issuers.

Foreign currency risks. Currency risk is the risk that changes in foreign exchange rates may reduce the US dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the US dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the US dollar, the value of those fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies using derivative instruments," below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.

Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the US and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

Each fund values its assets daily in US dollars, and funds that hold foreign currencies do not intend to convert them to US dollars on a daily basis. From time to time a fund may convert foreign currency to US dollars or hold its foreign currencies as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited.

The value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. A fund may conduct its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies or through other transactions.

Emerging market investments.  The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies have experienced significant devaluations relative to the US dollar in the past. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

Investment and repatriation restrictions—Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund would be subject to federal income and/or excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code ("Code"). If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes—Qualification as a Regulated Investment Company," below.

Differences between the US and emerging market securities markets—Most of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange ("NYSE"), and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of US companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, security settlements may in some instances be subject to delays and related administrative uncertainties. Many companies traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

Government supervision of emerging market securities markets; legal systems—There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States. Therefore, less information may be available to a fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Social, political and economic factors—Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies; (4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a fund.

The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.

Financial information and legal standards—Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to US issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with US generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Also, securities brokers and dealers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress.

In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Investments in Russian securities. PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Investment Company Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable, and a fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions, and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrant to refuse to record transactions on the share register. Furthermore, these practices may prevent a fund from investing in the securities of certain Russian companies deemed suitable by an investment advisor and could cause a delay in the sale of Russian securities by a fund if the company deems a purchaser unsuitable, which may expose the fund to potential loss on its investment.

In light of the risks described above, the board has approved certain procedures concerning a fund's investments in Russian securities. Among these procedures is a requirement that a fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the fund's sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a fund would otherwise make.

Foreign sovereign debt. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts in a timely manner. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a fund. Certain countries in which a fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Brady Bonds—Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former US Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

Brady Bonds have been issued only in recent years, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan often have been designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund expects to purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by US Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the US Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Structured foreign investments. This term generally refers to interests in US and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a US or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

Participation notes. Certain funds, including PACE International Emerging Markets Equity Investments, may invest in participation notes ("P-notes"). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When the P-note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a fund that holds them to counterparty risk (and this risk may be amplified if a fund purchases P-notes from only a small number of issuers).

Structured notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference instrument; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. A fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer and/or the credit default swaps.

A fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security in the event that one or more of the underlying corporate debt obligations or credit default swaps go into default or otherwise become non-performing. In addition, the fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon. Depending on the nature of the collateral, the fund's investment in these securities may also be subject to the risks associated with derivative instruments generally, including among others credit/default risk, interest rate risk, counterparty risk and leverage risk. Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for credit-linked securities may be, or suddenly can become, illiquid, and changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities.

Currency-linked investments. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.

Zero coupon and other OID securities; PIK securities. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

Other securities that are sold with original issue discount ("OID") (i.e., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

Because federal tax law requires that accrued OID and "interest" on PIK securities be included currently in a fund's income (see "Taxes—Other information" below), a fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from a fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.

Certain zero coupon securities are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such US Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" US government securities that are not issued through the US Treasury are not US government securities. This technique is frequently used with US Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

Convertible securities. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its preferred securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended ("Securities Act") and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked at to identify the risks of the trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the appropriate federal banking agencies are required to establish risk-based capital and leverage capital requirements for bank holding companies and savings and loan holding companies that are not less than the generally applicable requirements for insured depository institutions under the agencies' prompt corrective action regulations. This limitation will be phased in over time, and certain securities may be grandfathered and certain institutions may be exempt. Subject to these exemptions, when this provision is implemented, trust preferred securities issued by bank holding companies and savings and loan holding companies will not be eligible for inclusion as a component of Tier 1 capital (see below).

Bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two types of bank capital: Tier 1 (or core capital) and Tier 2 (or supplementary capital). Tier 1 capital often takes the form of trust preferred securities. Tier 2 capital includes cumulative preferred stock and noncumulative preferred stock where the dividend is reset periodically based, in whole or in part, on the bank's current credit standing. Preferred stock must be perpetual or have an original maturity date of not less than 20 years. Tier 2 capital may be callable and has a cumulative interest deferral feature. This means that under certain conditions the issuer bank can withhold payment of interest until a later date. However, such deferred payments generally earn interest.

Warrants. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Loan participations and assignments. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in a fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its investment advisor determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act, and thus may be subject to a fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Temporary and defensive investments; money market investments. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. In addition, if UBS Global AM selects a new investment advisor to manage all or part of a fund's investments, the fund may increase its money market investments to facilitate the transition to the investment style and strategies of the new investment advisor. Money market investments include, among other things, (1) securities issued or guaranteed by the US government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of US banks, US branches of foreign banks, and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) securities of other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Only those funds that may trade outside the United States may invest in money market instruments that are denominated in foreign currencies.

Investments in other investment companies. Subject to the provisions of any rules and regulations under the Investment Company Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by each fund to the extent that such purchases are consistent with that fund's investment objectives and restrictions and are permitted under the Investment Company Act. Section 12(d)(1) of the Investment Company Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a fund would bear in a connection with its own operations. A fund may invest in securities issued by other registered investment companies advised by UBS Global AM, including other series of the Trust, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that UBS Global AM determines that such investments are a more efficient means for a fund to gain exposure to certain asset classes than by the fund investing directly in individual securities. A fund may only invest in other series of the Trust or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the fund, had the fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the fund.

PACE Money Market Investments may invest in securities of other money market funds and certain securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. The fund's investments in certain private investment vehicles are not subject to the Investment Company Act restrictions described above. As a shareholder of another investment company, the fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the fund would bear in connection with its own operations. The fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity.

Illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those its investment advisor has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only and principal-only classes of mortgage-backed securities generally are considered illiquid. However, interest-only and principal-only classes of fixed-rate mortgage-backed securities issued by the US government or one of its agencies or instrumentalities will not be considered illiquid if a fund's investment advisor has determined that they are liquid pursuant to guidelines established by the board. A fund may not be able to readily liquidate its investment in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. If a fund holds foreign securities that are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. In addition, a large institutional market has developed for many US and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to each fund's investment advisor pursuant to guidelines approved by the board. An investment advisor takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers, (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (6) the existence of demand features or similar liquidity enhancements. A fund's investment advisor monitors the liquidity of restricted securities in its portfolio and reports periodically on such decisions to the board.

In making determinations as to the liquidity of municipal lease obligations purchased by certain funds, an investment advisor distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, the funds' investment advisors do not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

UBS Global AM and (where applicable) a fund's investment advisor monitor each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM and the applicable investment advisor will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce a fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

Repurchase agreements. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM and the applicable investment advisor to present minimum credit risks.

Reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The funds' investments, related risks and limitations—Segregated accounts."

Counterparties. Each fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, an investment advisor, and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which a fund does business.

Operations risk. Each fund is subject to the risk that a fund may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

Dollar rolls and treasury rolls. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund's limitation on borrowings. Certain of the funds may engage in treasury roll transactions, which involve the sale of a US Treasury security together with an agreement to repurchase a US Treasury security at a specified time and price.

When-issued and delayed delivery securities. Each fund may purchase and sell securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to a fund later than the normal settlement date for such securities at a stated price and yield. When-issued securities include TBA ("to be announced") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. A fund may sell the right to acquire the security prior to delivery if its investment advisor deems it advantageous to do so, which may result in a gain or loss to the fund. See "The funds' investments, related risks and limitations—Segregated accounts."

Types of municipal bonds. PACE Municipal Fixed Income Investments may invest in a variety of municipal bonds, as described below. Certain other funds also may invest to a limited extent in municipal bonds from time to time.

Municipal bonds—Municipal bonds are obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

Municipal lease obligations—Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The fund generally invests in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. Insurance does not guarantee the price of the municipal lease obligations or the share price of any fund. The credit rating of an insured municipal lease obligation reflects the credit rating of the insurer, based on its claims paying ability. The insurance feature is intended to reduce financial risk, but the cost of such insurance and the restrictions on investments imposed by the guidelines in the municipal insurance policy will result in a reduction in the yield on the insured municipal lease obligations purchased by the fund. However, in the case of an uninsured municipal lease obligation, the fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the leasee, and disposition of the property in the event of foreclosure might prove difficult.

Certain municipal lease obligations may be pre-refunded. A pre-refunded municipal lease obligation involves the deposit by the insurer of US government securities or cash with a trustee in an escrow account so the trustee may use these assets to pay all interest and principal of the municipal lease obligation.

Industrial development bonds ("IDBs") and private activity bonds ("PABs")—IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from regular federal income taxes in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from the fund in calculating their liability for the AMT. See "Taxes—Information about PACE Municipal Fixed Income Investments" below. The fund may invest more than 25% of its net assets in IDBs and PABs.

Taxable municipal bonds—Although most municipal bonds are exempt from federal income tax, some municipal bonds are not. Taxable municipal bonds may include Build America Bonds, which were created pursuant to the American Recovery and Reinvestment Act of 2009 ("ARRA") to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-exempt municipal bonds. Build America Bonds are a type of municipal bond and thus are subject to many of the characteristics (except tax characteristics) and risks as other municipal bonds.

Under ARRA, an issuer of a Build America Bond is entitled to receive payments from the U.S. Treasury Department over the life of the Build America Bond equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a Build America Bond at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond ). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a Build America Bond receive a 35% or 45% tax credit, respectively. Although a large portion of the borrowing costs of Build America Bonds are subsidized by the U.S. government, Build America Bonds are subject to state and federal income tax.

There is no guarantee that state and local governments will continue to take advantage of the Build America Bonds program in the future and there can be no assurance that Build America Bonds will continue to be actively traded or that an issuing municipality will be subject to economic difficulty or bankruptcy proceedings. Pursuant to ARRA, the issuance of Build America Bonds is scheduled to cease on December 31, 2010, unless the relevant provisions of ARRA are extended by Congress. As of the date of this Statement of Additional Information, legislation is pending in Congress which would extend the Build America Bond Program through December 31, 2012 but reduce the credit rate to 32% in 2011 and 30% in 2012. In addition, the Obama Administration's Fiscal Year 2011 Budget proposes to make the Build America Bond program permanent with a 28% subsidy rate. However, there can be no assurance that the Build America Bond program will be continued in any form. In the event that the Build America Bonds program is not extended, the Build America Bonds outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the program would be eligible for federal payment or tax credit. Because Build America Bonds are a relatively new form of municipal financing and are subject to extensions of ARRA or modifications through future legislation, it is possible that a market for such bonds will fail to develop or will decline in value, causing Build America Bonds to experience greater illiquidity than other municipal bonds and causing a portfolio of a fund that holds such bonds to decline in value, possibly more than if it held other types of municipal bonds.

Floating rate and variable rate obligations—Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to the fund and adversely affect its share price.

A demand feature gives the fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation interests," to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.

Participation interests—Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

A participation interest gives the fund an undivided interest in a municipal bond owned by a bank. The fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the fund's participation interest plus accrued interest. Generally, the fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The fund's investment advisor will monitor the pricing, quality and liquidity of the participation interests held by the fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Tender option bonds—Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

Put bonds—A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of its investment advisor, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer.

Tax-exempt commercial paper and short-term municipal notes—Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

Inverse floaters—The fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts—an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary with changes in interest rates.

Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

Mortgage subsidy bonds—The fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

Standby commitments—The fund may acquire standby commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the fund's portfolio or that are being purchased by the fund at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. The fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

The fund may enter into standby commitments only with those banks or other dealers that, in the opinion of its investment advisor, present minimal credit risk. The fund's right to exercise standby commitments is unconditional and unqualified. A standby commitment is not transferable by the fund, although it could sell the underlying securities to a third party at any time. The fund may pay for standby commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a standby commitment does not ordinarily affect the valuation or maturity of the underlying municipal bonds. Standby commitments acquired by the fund are valued at zero in determining net asset value. Whether the fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and is amortized over the period the commitment is held by the fund.

Duration. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the applicable investment advisor in portfolio selection and yield curve positioning of a fund's investments in bonds. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

Duration allows an investment advisor to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease in value by approximately 3%. Thus, if an investment advisor calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, an investment advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

Lending of portfolio securities. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with that fund's custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will seek to retain ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in the fund's interest.

State Street Bank & Trust Company has been retained to serve as lending agent for each fund and receives fees for such services.

Segregated accounts.  When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain on the fund's records or with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under such commitment.

Short sales "against the box." Each fund (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, a fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

A fund might make a short sale "against the box" to hedge against market risks when its investment advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in a fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where a fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales. PACE Government Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the fund sells a security it does not own (or does not have the right to acquire at no added cost). The fund must borrow the security to make delivery to the buyer. In a short sale where a fund is not holding a position in the same security (or convertible into the same security), the fund will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short. The assets so maintained are marked to market daily. A fund incurs transaction costs, including interest expenses in connection with opening, maintaining and closing short sales. Because PACE Alternative Strategies Investments is multi-managed and has the ability to engage in short sales, one investment advisor may take a short position and another a long position in the same security.

A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and a fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund is required to pay in connection with the short sale. Because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the fund's potential for loss.

Real estate industry. Although PACE Global Real Estate Securities Investments will not invest directly in real estate, it will invest in the real estate industry. Therefore, an investment in PACE Global Real Estate Securities Investments is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financings; variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

Real estate investment trusts. PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may invest in REITs. REITs pool investors' funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder in PACE Global Real Estate Securities Investments or in PACE Alternative Strategies Investments, by investing in REITs indirectly through the fund, will bear not only the shareholder's proportionate share of the expenses of the fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended.

Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Investment Company Act.

Initial public offerings. Several of the funds may purchase shares issued as part of, or a short period after, a company's initial public offering (IPO), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Investment limitations of the funds

Fundamental investment limitations. The following investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities or (b) 67% or more of the outstanding voting securities present at a shareholders' meeting if more than 50% of the outstanding voting securities are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation number 4, the funds will comply with the applicable restrictions of Section 18 of the Investment Company Act.

Under the investment restrictions adopted by the funds:

(1)  Each fund, except PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments, shall be a "diversified company" as that term is defined in the Investment Company Act, as interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

  PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments, and PACE Alternative Strategies Investments shall be "non-diversified companies" as that term is defined in the Investment Company Act, as interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

  The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

(2)  Each fund, other than PACE Municipal Fixed Income Investments and PACE Global Real Estate Securities Investments, will not "concentrate" its investments in a particular industry, except as permitted under the Investment Company Act, as interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

The following interpretation applies to, but is not a part of, this fundamental limitation: Except as noted above, a fund will not purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to municipal securities. In addition, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry; and (c) taxable municipal securities will not be considered municipal securities for purposes of this industry concentration limitation. This limitation is also interpreted with respect to PACE Money Market Investments so as not to apply to that fund's investments in certificates of deposit and bankers' acceptances of domestic branches of US banks.

  PACE Global Real Estate Securities Investments will concentrate in real estate related securities.

  PACE Municipal Fixed Income Investments will concentrate in municipal fixed income securities, the income from which is exempt from regular federal income tax.

(3)  Each fund may borrow money to the extent permitted under the Investment Company Act, as amended, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(4)  Each fund may issue senior securities to the extent permitted under the Investment Company Act, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(5)  Each fund may make loans, to the extent permitted under the Investment Company Act, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(6)  A fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell securities that are collateralized by or otherwise related to interests in real estate and securities of companies that deal in real estate or interests therein.

(7)  Each fund may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, to the extent permitted under the Investment Company Act and other applicable laws, rules and regulations, as may be interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

(8)  A fund will not act as an underwriter of securities, except that a fund may acquire restricted securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the Securities Act.

PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders.

Non-fundamental investment limitations. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

(1)  A fund may not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger.

(2)  A fund, other than PACE Global Real Estate Securities Investments, will not purchase portfolio securities while borrowings of money in excess of 5% of its total assets are outstanding.

(3)  A fund will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

(4)  A fund will not purchase securities on margin, except that a fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

(5)  Each fund, other than PACE Government Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments, will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the fund's net assets (taken at market value) is held as collateral for such sales at any one time. PACE Money Market Investments and PACE Municipal Fixed Income Investments may not engage in short sales against the box.

With the exception of PACE Municipal Fixed Income Investments, each fund's investment policy of investing at least 80% of its net assets in the type of investment suggested by its name may be changed by the fund's board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy. (PACE Alternative Strategies Investments and PACE Money Market Investments are not required to adopt an 80% investment policy and have not done so.)

Strategies using derivative instruments

General description of derivative instruments. Each fund (other than PACE Money Market Investments) is authorized to use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swap transactions. For funds that are permitted to trade outside the United States, the applicable investment advisor also may use forward currency contracts, non-deliverable forwards, foreign currency options and futures and options on foreign currency futures. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, with the exception of PACE Alternative Strategies Investments, each fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the funds are described below.

A fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If an investment advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a fund may have lower net income and a net loss on the investment.

Options on securities and foreign currencies—A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

Options on securities indices—A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index. However, it is possible for the option to expire worthless, in which case the purchaser will realize a loss and the writer will realize a gain.

Securities index futures contracts—A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest rate and foreign currency futures contracts—Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on futures contracts—Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Non-deliverable forwards ("NDF")—An NDF provides for a cash-settled forward foreign exchange contract, where on the settlement date, the profit or loss at the time is calculated by taking the difference between the contracted exchange rate and the spot foreign exchange rate on an agreed upon notional amount of funds. For a discussion of the risk factors please refer to the "Forward currency contracts" section below.

Forward currency contracts—A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

Swap agreements—A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract.

Commodity-linked derivatives—PACE Alternative Strategies Investments may invest in commodity-linked derivatives. Investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. A fluctuation in the price of the commodity underlying the commodity-linked derivative instrument may cause the fund to lose money.

General description of strategies using derivative instruments. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. In addition, a fund may use Derivative Instruments to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses). In the case of PACE Alternative Strategies Investments, derivatives may be bought or sold for the foregoing reasons, as well as for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objective.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when its investment advisor believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when its investment advisor believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

Derivative Instruments on securities often are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes—Other Information."

In addition to the products, strategies and risks described below and in the prospectus, a fund's investment advisor may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. The applicable investment advisor may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The funds' prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the prospectus.

Special risks of strategies using Derivative Instruments. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)  Successful use of most Derivative Instruments depends upon the ability of a fund's investment advisor to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While the applicable investment advisors are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

(2)  There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3)  Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because the applicable investment advisor projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

(4)  As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

Cover for strategies using Derivative Instruments. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian or earmark assets in the prescribed amount.

With respect to futures contracts, a fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the fund's position in the futures contract (less the initial margin and any variation margins deposited with a futures commission merchant); or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," a fund must cover its open position by maintaining segregated assets equal to the contract's full, notional value. However, the fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle," a fund is permitted to maintain segregated assets in an amount equal to the fund's daily marked-to-market (net) obligation (i.e., the fund's daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts, a fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Each fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

A fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold or other liquid assets. Alternatively, when a fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the fund's custodian or sub-custodian will place segregated assets in a segregated account of the fund in an amount equal to the contracts' full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the fund's custodian or sub-custodian will place segregated assets in a segregated account of the fund in an amount equal to the net amount owed (the unrealized loss) by the fund.

When a fund enters into a non-deliverable forward transaction, the fund's custodian will maintain segregated assets in an amount not less than the value of the fund's unrealized loss under such non-deliverable forward transaction. If the additional segregated assets decline in value or the amount of the fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as segregated assets on a daily basis so that the value of the account will equal the amount of the fund's unrealized loss under the non-deliverable forward agreement.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Options. The funds may purchase put and call options, and write (sell) put or call options on securities in which they invest and related indices. Funds that may invest outside the United States also may purchase put and call options and write options on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The funds' investment policies, related risks and restrictions—Illiquid securities."

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

Limitations on the use of options. The funds' use of options (other than PACE Alternative Strategies Investments and PACE High Yield Investments) is governed by the following guidelines, which can be changed by the board without shareholder vote:

(1)  A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

(2)  The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

(3)  The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's net assets.

Futures. The funds may purchase and sell securities index futures contracts, interest rate futures contracts, debt security index futures contracts and (for those funds that invest outside the United States) foreign currency futures contracts. A fund may also purchase put and call options, and write put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If a fund's investment advisor wishes to shorten the average duration of its portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If a fund's investment advisor wishes to lengthen the average duration of its bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account usually with the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Foreign currency hedging strategies—special considerations. Each fund that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. In addition, these funds may use these strategies to adjust exposure to different currencies or to maintain an exposure to foreign currencies while maintaining a cash balance for fund management purposes (or in anticipation of future investments). Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. Each fund that may invest outside the United States may use non-deliverable forwards, as described below, and may also enter into foreign currency strategies for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objectives.

A fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which its investment advisor believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its investment advisor believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency.

The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Non-deliverable forward ("NDF") and forward currency contracts. Each fund that may invest outside the United States may enter into NDF and forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. Such transactions may serve as long hedges—for example, a fund may purchase a currency contract to lock in the US dollar price of a security denominated in a foreign currency that the fund intends to acquire. Currency contract transactions may also serve as short hedges—for example, a fund may sell a currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency. Each fund that may invest outside the United States may also enter into NDF currency contracts (and PACE Alternative Strategies Investments may also enter into forward currency contracts) for purposes of risk management, efficient asset allocation and in pursuit of the fund's investment objective.

The cost to a fund of engaging in currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into an NDF currency contract, it relies on the ability of a counterparty to pay any difference between the contracted exchange rate and the spot foreign exchange rate at the maturity of the contract. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Similar to futures contracts, parties to currency contracts may be able to enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for currency contracts, with the result that closing transactions generally can be made for currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

The precise matching of currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Limitations on the use of NDF currency contracts. A fund may enter into NDF currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract to the extent not covered as provided in (1) above, as marked to market daily.

Limitations on the use of forward currency contracts. A fund that may invest outside the United States may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the contract to the extent not covered as provided in (1) above, as marked to market daily.

Swap transactions. A fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

A fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, inflation rates, currencies, securities or other instruments. A fund may use interest rate swaps, caps, floors and collars (1) to enhance return or realize gains, or (2) as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other hedging strategies.

A fund may take either a long or a short position in credit default swap agreements on a single security or instrument. In a long position, the fund would make periodic payments to the counterparty in return for credit protection and would receive the full notional amount, or "par value" of the reference obligation in the event of default during the term of the transaction. If the fund takes a long position and no event of default occurs, it will lose its investment (i.e., the periodic payments) and recover nothing. In a short position, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, a fund in a short position must pay the counterparty the full notional value of the reference obligation. Credit default swap transactions involve greater risks than those associated with a direct investment in the reference obligation.

PACE Alternative Strategies Investments, PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments also may invest in unfunded credit default swaps that are based on an index of credit default swaps (sometimes referred to as a "CDX" transaction). These instruments allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the added benefit of diversification as the credit default swap is based on an index of credits (represented by credit default swap agreements) rather than on a single credit. PACE Alternative Strategies Investments, PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments may take either a long or a short position in unfunded CDX instruments. An investor in a CDX instrument may structure its investment to obtain exposure to different "tranches" representing different levels of credit risk of the issuers underlying the swaps in an index.

PACE Intermediate Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments may also invest in unfunded CDX instruments but are only permitted to take long positions with respect to such instruments. This means that these funds may only invest in CDX instruments to receive payment in the event of a default of one or more of the credits represented in the CDX index.

PACE Alternative Strategies Investments, PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments also may invest in variance swaps. Variance swaps are over-the-counter agreements which allow the fund to take positions on market volatility, as measured by an index or reference rate. The fund may take the position that market volatility will exceed an agreed upon volatility strike amount. If this in fact occurs at the termination of the swap agreement, the fund will receive a payment based upon the amount by which the realized volatility level exceeds the volatility strike amount. Conversely, if realized volatility falls short of the volatility strike amount, the fund will make a payment to the other counterparty instead. The fund may also take the opposite position, that is, that market volatility will fall short of an agreed upon volatility strike amount.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Because segregated accounts will be established with respect to these transactions, UBS Global AM and the investment advisors believe these obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. A fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

A fund will enter into swap transactions only with banks and recognized securities dealers believed by its investment advisor to present minimal credit risk in accordance with guidelines established by the board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Swap agreements are generally valued by a fund at market value. In the case of a credit default swap sold by a fund, a fund will generally value the swap at its notional amount.

Collateralized debt obligations. The funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed income securities. This pool may consist of high risk, below investment grade securities or investment grade securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Disclosure of portfolio holdings

Policies and procedures generally. UBS Global AM and the funds' board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of a fund. UBS Global AM and each fund's chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of a fund's manager, investment advisor, distributor, or any affiliated person of a fund, its manager, investment advisor, or its distributor, on the other. Each fund's disclosures policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, each fund's portfolio holdings will not be made available to anyone outside of UBS Global AM or an investment advisor unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the funds' prospectuses, as they may be updated from time to time.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and the funds' board determined that each fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS Global AM's procedures require that UBS Global AM Legal and/or Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a fund's portfolio holdings is for a legitimate business purpose and in the best interests of the fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or the UBS Global AM Legal and/or Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM Legal and/or Compliance Departments will periodically review how each fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and certain fiduciaries, and broker-dealers to ensure that such disclosure and use is for legitimate fund business reasons and consistent with the best interests of the fund's shareholders. Each fund's investment advisor(s) have agreed to follow the policies and procedures adopted by UBS Global AM and the funds with respect to disclosure of the funds' portfolio holdings.

Board oversight. The funds' board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the funds' chief compliance officer of the portfolio holdings disclosure policies and procedures and the funds' policies and procedures regarding the misuse of inside information, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and the funds' board reserve the right to amend a fund's policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time, subject to the approval of the funds' board.

Complete portfolio holdings—disclosure to service providers subject to confidentiality and trading restrictions. UBS Global AM and/or a fund's investment advisor(s) for legitimate business purposes, may disclose a fund's complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM, a fund's investment advisors, and/or a fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information pursuant to the terms of the service agreement between the Service Provider and a fund or UBS Global AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a fund officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Departments of UBS Global AM.

Complete portfolio holdings—disclosure to UBS Global AM and/or investment advisor affiliates and certain fiduciaries subject to confidentiality and trading restrictions. A fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries"), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary or by an attorney in the Legal and Compliance Departments of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS Global AM's and/or an investment advisor's code of ethics, a fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the codes of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to a fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM, an investment advisor, or a fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a fund's current advisor; (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties; and (vi) custodians or other third parties as necessary in connection with redemptions in kind of a fund's shares.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such fund officer or the General Counsel or Associate General Counsel within the Legal Department of UBS Global AM based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed and the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure.

Complete and partial portfolio holdings—arrangements to disclose to Service Providers and Fiduciaries. As of the date of this SAI, the specific Service Providers and Affiliates and Fiduciaries with whom the funds have arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the funds are:

•  State Street Bank and Trust Company, each fund's custodian and securities lending agent, receives portfolio holdings information daily on a real-time basis in connection with the custodian, valuation and derivatives collateral management services it provides to the funds.

•  Ernst & Young LLP, each fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP for semiannual reporting purposes. Ernst & Young LLP also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP.

•  Bloomberg L.P., which provides analytical services, receives portfolio holdings information on a quarterly basis with a 60-day lag. The rating agencies of Morningstar and Lipper also receive portfolio holdings information on a quarterly basis so that each fund may be included in each rating agency's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

•  A limited number of financial printers used by each fund to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  Risk Metrics Group receives portfolio holdings information daily on a real-time basis in connection with proxy voting and class action claims processing services provided to the funds.

In addition, certain investment advisors disclose their portfolio holding information to the following parties on a daily basis:

•  Brown Brothers Harriman & Co., which performs certain operational functions.

•  FactSet Research Systems Inc., which provides analytical services.

•  Broadridge Financial Solutions, Inc., which provides proxy voting services.

•  Glass, Lewis & Co., which provides proxy voting services.

•  RiskMetrics Group, which provides proxy voting services.

•  State Street Bank and Trust Company, which performs certain operational functions.

•  Markit WSO Corporation, which performs certain operational functions.

•  BNY Mellon Asset Servicing, which performs certain operational functions.

•  HSBC Securities Services Ltd., which performs certain operational functions.

•  Financial Tracking, LLC, which provides certain operational and compliance functions.

•  Investment Technology Group, Inc., which provides analytical services.

•  Vastardis Fund Services L.P., which provides consulting services, including shadow compliance monitoring.

•  BNP Paribas Securities Services, which provides back office administration.

•  Wilshire Associates Inc., which provides analytical services.

•  Reuters Group, which provides analytical services.

•  Thomson Financial, which provides analytical services.

•  Bloomberg L.P., which provides analytical services.

•  Macgregor XIP, which provides software services of trade order management systems.

•  Eze Castle, which provides software services.

•  Financial Information Network, which provides investment advisory accounting services.

•  Advent Software, Inc., which provides investment advisory accounting services.

•  Cogent Consulting, which provides commission tracking services.

Certain investment advisors also disclose their portfolio holding information on a weekly or quarterly basis to Investment Technology Group, Inc., which provides analytical services.

Complete and partial portfolio holdings—disclosure to broker-dealers in the normal course of managing fund assets. An investment advisor, administrator or custodian for a fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning a fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a fund, or an attorney in the UBS Global AM Legal and Compliance Department. No fund has given its consent to any such use or disclosure and no person or agent of UBS Global AM or any investment advisor is authorized to give such consent except as approved by a fund's board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to a fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Complete and partial portfolio holdings—disclosure as required by applicable law. Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceeding). The UBS Global AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS Global AM Legal Department may not be able to prevent or place restrictions on the disclosure of a fund's portfolio holdings when compelled by law or regulation to provide such information, even if the UBS Global AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS Global AM

Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

Disclosure of non-material information. Policies and procedures regarding non-material information permit UBS Global AM, investment advisors, fund officers, fund portfolio managers, and other senior officers of UBS Global AM Finance, UBS Global AM Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM who has been authorized by the UBS Global AM Legal and Compliance Departments' representatives (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a fund or its portfolio holdings and/or other investment positions (collectively, "commentary and analysis") or any changes in the portfolio holdings of a fund that occurred after the most recent calendar-quarter end ("recent portfolio changes") to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM and the investment advisors believe that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a fund. Nonexclusive examples of commentary and analysis about a fund include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

"Approved Representatives" include persons employed by or associated with UBS Global AM who have been authorized by the Legal and Compliance Departments of UBS Global AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM and/or any investment advisor in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration. The portfolio holdings disclosure policies and procedures prohibit a fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in a fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Please see the prospectus regarding the posting of information regarding certain top equity holdings after calendar-quarter ends.

Organization of the trust; trustees and officers; principal holders and management ownership of securities

The Trust was organized on September 9, 1994 as a statutory trust under the laws of the State of Delaware and currently has fifteen operating series. The Trust has authority to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

The Trust is governed by a board of trustees, which oversees each fund's operations and which is authorized to establish additional series. Each trustee serves an indefinite term of office. The table below shows, for each trustee (sometimes referred to as a "board member") and executive officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupation during the last five years, the number of funds in the UBS fund complex overseen by the trustee or officer, and other directorships held by such trustee.

Interested trustees

Name, address, and age	Position(s) held with trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg††; 68 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

Interested trustees

Name, address, and age	Position(s) held with trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Barry M. Mandinach†††; 54 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Director	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). He has been with UBS Global AM— Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Independent trustees

Name, address, and age	Position(s) held with trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 75 c/o Keith A. Weller, Assistant Fund Secretary, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, 12th Floor, New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee); Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessey) (from 1982 until 1995).	Mr. Armstrong is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Name, address, and age	Position(s) held with trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Alan S. Bernikow; 69 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was Deputy Chief Executive Officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Richard R. Burt; 63 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc.

Name, address, and age	Position(s) held with trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Bernard H. Garil; 70 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of the OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 51 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the board of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001-2007 and since January 2009).	Ms. Higgins is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

†  Each trustee holds office for an indefinite term.

††  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

†††  Mr. Mandinach is deemed an "interested person" of the fund as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

Officers

Name, address, and age	Position(s) held with trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM (USA) Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM— Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Name, address, and age	Position(s) held with trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Caren Cunningham*; 50	Vice President and Assistant Secretary	Since 2007	Ms. Cunningham is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, she was vice president and senior legal manager (distribution) of Pioneer Investment Management Limited (from 2005 to 2006). Prior to that Ms. Cunningham was assistant general counsel of Fidelity Investments (1999-2005). Ms. Cunningham is a vice president and assistant secretary of PACE Select Advisors Trust (consisting of 15 portfolios) and an assistant secretary of 18 other investment companies (consisting of 86 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 44	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and the head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Name, address, and age	Position(s) held with trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide (fund services) since October 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 52	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas region since 2004 and assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Name, address, and age	Position(s) held with trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 1999	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Name, address, and age	Position(s) held with trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Name, address, and age	Position(s) held with trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2006	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**; 37	Vice President	Since 2008	Mr. Sabatino is a managing director (since March 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2008) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). From 1995 to 2001 he was portfolio manager at Merrill Lynch Investment Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Name, address, and age	Position(s) held with trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 2000	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.

Information about trustee ownership of fund shares

Trustee	Fund	Dollar range of equity securities in funds†	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager†
Interested trustee

Meyer Feldberg	N/A	N/A	Over $100,000

Barry M. Mandinach	PACE Alternative Strategies Investments††	$50,001 - $100,000††	Over $100,000††

Independent trustees

Richard Q. Armstrong	PACE International Fixed Income Investments	$10,001 - $50,000	Over $100,000

	PACE Government Securities Fixed Income Investments	$10,001 - $50,000

	PACE High Yield Investments	$10,001 - $50,000

Alan S. Bernikow	PACE International Equity Investments	$10,001 - $50,000	$50,001 - $100,000

	PACE Large Co Growth Equity Investments	$10,001 - $50,000

	PACE Large Co Value Equity Investments	$10,001 - $50,000

	PACE Small/Medium Co Value Equity Investments	$1,001 - $10,000

	PACE Strategic Fixed Income Investments	$10,001 - $50,000

	PACE Alternative Strategies Investments	$10,001 - $50,000

Richard R. Burt	PACE International Equity Investments	$50,001 - $100,000	Over $100,000

	PACE Alternative Strategies Investments	$50,001 - $100,000

Trustee	Fund	Dollar range of equity securities in funds†	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager†
Bernard H. Garil	PACE Alternative Strategies Investments	$50,001 - $100,000	Over $100,000

	PACE Global Real Estate Securities Investments	$10,001 - $50,000

	PACE High Yield Investments	$1,001 - $10,000

	PACE Strategic Fixed Income Investments	$1,001 - $10,000

	PACE International Fixed Income Investments	$1,001 - $10,000

	PACE Small/Medium Co Growth Equity Investments	$10,001 - $50,000

	PACE Municipal Fixed Income Investments	$10,001 - $50,000

	PACE Small/Medium Co Value Equity Investments	$10,001 - $50,000

	PACE Large Co Growth Equity Investments	$10,001 - $50,000

	PACE Large Co Value Equity Investments	$10,001 - $50,000

	PACE International Equity Investments	$10,001 - $50,000

	PACE International Emerging Markets Equity Investments	$10,001 - $50,000

Trustee	Fund	Dollar range of equity securities in funds†	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager†
Heather R. Higgins	PACE Strategic Fixed Income Investments	$10,001 - $50,000	Over $100,000

	PACE International Equity Investments	$10,001 - $50,000

	PACE International Emerging Markets Equity Investments	$50,001 - $100,000

†  Information regarding ownership is as of December 31, 2009.

††  Information regarding ownership is as of July 29, 2010.

Leadership structure and qualifications of board of trustees

The board is responsible for oversight of the funds. The board is currently composed of seven trustees, five of whom are not "interested persons" of the fund as that term is defined by the Investment Company Act ("Independent Trustees"). One of the remaining two trustees is independent of UBS Global AM and its affiliates but is an "interested person" of the funds within the meaning of the Investment Company Act because he is employed by a registered broker-dealer that may execute transactions with the funds from time to time. The other trustee is an "interested person" of the funds within the meaning of the Investment Company Act because of his employment by UBS Global AM—Americas region. The board members have selected an Independent Trustee to act as chairman of the board. The chairman of the board's role is to preside at all meetings of the board and generally to act as a liaison with service providers, officers, attorneys and other trustees between meetings. The chairman may also perform such other functions as may be delegated by the board from time to time. The board has established an Audit Committee and a Nominating and Governance Committee to assist the board in the oversight and direction of the business and affairs of the funds, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the funds or to liaise with the funds' Chief Compliance Officer or service providers, including staff of UBS Financial Services Inc. or UBS Global AM, with respect to certain specified matters. The board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the board and reports its findings to the board. The board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The trustees have determined that the board's leadership and committee structure is appropriate because it allows the board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Trustees and the full board in a manner that enhances the full board's oversight.

The funds have engaged UBS Global AM to manage the funds on a day-to-day basis. The board is responsible for overseeing UBS Global AM and other service providers in the operations of the funds in accordance with the Investment Company Act, applicable state and other laws, and the funds' charters. The board reviews, on an ongoing basis, the funds' performance, operations and investment strategies and techniques. The board also conducts reviews of the role of UBS Global AM in running the operations of the funds.

The board has concluded that, based on each trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a trustee. In determining that a particular trustee is qualified to serve as a trustee, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the funds and protecting the interests of shareholders. Among the attributes common to all trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other board members, UBS Global AM, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as trustees. In addition, the board has taken into account the actual service and commitment of the trustees during their tenure in concluding that each should continue to serve. A trustee's ability to perform his or her duties effectively may have been attained through a trustee's educational background or professional training; business, consulting, public service or academic positions; experience from service as a trustee of the funds, other funds in the fund complex, other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each trustee that led the board to conclude that he or she should serve as a trustee.

Mr. Armstrong and Amb. Burt have each served as a trustee of the funds and as directors/trustees of other funds in the fund complex for well more than a decade, including as members and/or chairs of various board committees. Mr. Armstrong has served as chairman of the board since 2004. Most recently, Mr. Armstrong has been chairman and principal of a management and consulting firm. From 1982 through 1995, Mr. Armstrong had been president or chairman of several international consumer packaged goods companies. He was chairman of the board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters) (October 1993–March 1995). He was a partner of the New England Consulting Group (management consulting firm) (December 1992–September 1993). He was managing director of LVMH U.S. Corporation (US subsidiary of the French luxury goods conglomerate, Louis Vuitton Moët Hennessey Corporation) (1987–1991) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company (1987–1991) (responsible for such brands as Canada Dry and Dr. Pepper, among many others). He also served as president of Cluett Peabody & Company (textile/apparel, including such well known brands as Arrow shirts and Gold Toe socks). Amb. Burt has many years experience in advising companies regarding international investment and risk management. Amb. Burt also currently serves, or has served, on the boards of directors of several funds outside of the UBS Global AM fund complex and has served as a director on other corporate boards. Amb. Burt was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989–1991) and the US Ambassador to the Federal Republic of Germany (1985–1989). He had also been a partner of McKinsey & Company (management consulting firm). Mr. Mandinach has extensive experience in the mutual fund industry and a broad understanding of the needs of investors. Throughout his career, Mr. Mandinach has been involved with the marketing of mutual funds and in building relationships with service intermediaries. Mr. Mandinach is currently the

Head of UBS Global AM—Americas region's Institutional & Wholesale Business (US) as well as its Chief Marketing Officer (US). Mr. Mandinach has previously held positions at Drexel Burnham Lambert and at the Zweig Funds. Prof. Feldberg has served as a trustee of the funds and other mutual funds in the fund complex for nearly two decades. Prof. Feldberg has held several prestigious positions at Columbia Business School and the Graduate School of Business at Columbia University, including Dean and Professor of Management. He is also a senior advisor to Morgan Stanley and serves on the boards of several public companies. Mr. Bernikow, Mr. Garil and Ms. Higgins were elected as trustees of the funds and the other funds in the fund complex during 2005–2006. Mr. Bernikow, Mr. Garil and Ms. Higgins also serve as members and/or chairs of various board committees. Mr. Bernikow has extensive accounting and finance experience (being a certified public accountant and having served for many years as the Deputy Chief Executive Officer of Deloitte & Touche LLP, one of the four largest independent registered public accounting firms in the US) and currently serves, or has served, on the boards and committees of various public companies and a national bank. Mr. Garil has almost four decades of experience in the fund management business and for much of that time he served as an executive of a fund adviser and as a member of fund boards. Ms. Higgins has experience as a portfolio manager for a major US trust bank and has held senior executive positions and/or directorships at several major charitable organizations.

Additional details about each trustee's professional experience is included above in the table in the section captioned "Organization of the Trust; trustees and officers; principal holders and management ownership of securities." That table contains information regarding other directorships currently held by board members. In addition, during the five years ended November 28, 2010, the following trustees were members of the boards of the following companies/funds: (1) Amb. Burt—director of IGT, Inc. (provides technology to gaming and wagering industry); director of Hollinger International, Inc. (publishing); director of HCL Technologies, Ltd.; director of The Protective Group, Inc. (produces armor products); chairman and director of Weirton Steel Corp.; and director or trustee of funds in the Scudder Mutual Fund Family (the number of funds comprising the Scudder Family varied, but at one point during his service numbered greater than 50); and (2) Prof. Feldberg—director of Select Medical Inc. (healthcare services).

Risk oversight

The funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the board's general oversight of the funds' investment program and operations and is addressed as part of various regular board and committee activities. Day-to-day risk management with respect to the funds is the responsibility of UBS Global AM or other service providers (depending on the nature of the risk), subject to supervision by UBS Global AM. Each of UBS Global AM and other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the board recognizes that it is not possible to identify all of the risks that may affect the funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the funds or UBS Global AM, their affiliates or other service providers. As part of its regular oversight of the funds, the board, directly or through a committee, reviews reports from, among others, management, the funds' Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for UBS Global AM or its affiliates, as appropriate, regarding risks faced by the fund and UBS Global AM's risk oversight programs. The board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the funds' compliance program and reports to the board regarding compliance matters for the funds and their service providers;

the board has designated one of its members to liaise with the Chief Compliance Officer between board meetings to assure that significant compliance issues identified by the Chief Compliance Officer will be brought to the attention of the full board in a timely and appropriate manner. The board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees

The Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are the trustees who are Independent Trustees. Alan S. Bernikow is chairman of the Audit Committee. The following Independent Trustees are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil. In addition to serving on the Audit Committee, Mr. Bernikow currently serves as a member of the audit committees of at least three other public companies not affiliated with the UBS Global AM funds he oversees. The board has determined that Mr. Bernikow's simultaneous service on the audit committees of these other public companies does not impair his ability to effectively serve on the Audit Committee.

The Audit Committee is responsible for, among other things: (i) overseeing the scope of the funds' audit, (ii) overseeing the funds' accounting and financial reporting policies, practices and internal controls; (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the funds' independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from the funds' independent auditors of their independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the funds' qualification under Subchapter M of the Code and the amounts distributed and reported to shareholders; reviewing with the registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the funds' audit or determining whether the funds' financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

The Audit Committee normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the Trust's fiscal year ended July 31, 2010, the Audit Committee held five meetings.

The funds' board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees; making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing such other corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee held seven meetings during the fiscal year ended July 31, 2010. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard R. Burt, care of the Secretary of the Trust at UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the board and to serve if elected by shareholders.

Information about independent trustee ownership of securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM

As of December 31, 2009, the Independent Trustees and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

Compensation

Each Independent Trustee receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $100,000 and a $15,000 fee for each regular joint board meeting of the boards of those funds (and each in person special joint board meeting of the boards of those funds) actually attended. Effective January 1, 2011, these fees will be increased to $110,000 and $18,000, respectively. Independent Trustees who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Trustees who participate in previously scheduled in-person joint meetings of the Boards of the UBS Global AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Trustee receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where that fund's board must meet separately from the regularly scheduled joint board meetings. Independent Trustees who participate in scheduled telephonic meetings of the board(s) of one or more funds are paid $1,000 for each such meeting actually attended.

The chairman of the board receives annually an additional $50,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000. In addition, a board member who undertakes a special assignment to provide special assistance in coordinating the board's oversight of compliance or contract renewal matters (currently Heather R. Higgins and Bernard H. Garil, respectively) receives annually an additional $20,000. However, if a board member simultaneously holds more than one such position or assignment, he or she is paid only the higher of the fees otherwise payable for these positions or assignments. Independent Trustees who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each meeting of such Committee actually attended, provided that such meeting is not held in conjunction with a regularly scheduled board meeting. Effective January 1, 2011, in lieu of these Committee meeting fees, each Independent Trustee will receive, in the aggregate from the UBS Global AM funds he or she oversees, annual retainers of $10,000 and $5,000, respectively, in connection with his or her membership on the Audit Committee and/or Nominating and Corporate Governance Committee. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated equally according to the number of such funds. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as an investment advisor, sub-advisor or manager during the periods indicated.

Compensation table†

Name of person, position	Aggregate compensation from the trust*	Total compensation from the trust and the fund complex**
Richard Q. Armstrong, Trustee	$51,747	$248,000
Alan S. Bernikow, Trustee	48,339	233,000
Richard R. Burt, Trustee	46,983	226,000
Meyer Feldberg, Trustee††	39,929	186,000
Bernard H. Garil, Trustee	43,610	202,000
Heather R. Higgins, Trustee	43,158	202,000
Barry M. Mandinach, Trustee†††	0	0

†  Except as discussed below, only Independent Trustees were compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager.

††  Professor Feldberg is an "interested person" of the funds by virtue of his position as senior advisor with Morgan Stanley, and not by reason of affiliation with UBS Global AM. He is compensated (i) by funds for which the management, investment advisory and/or administration contract between the fund and UBS Global AM provides that the fund may bear a portion of the compensation to a board member who is not an interested person of the fund by reason of affiliation with UBS Global AM or any of UBS Global AM's affiliates, and (ii) otherwise by UBS Global AM. The compensation amounts listed above for Professor Feldberg represent only (1) those amounts paid by other funds within the fund complex for which UBS Global AM does not serve as investment advisor, sub-advisor or manager, and (2) funds within the fund complex that have management, investment advisory and/or administration contracts providing that the fund may bear a portion of his compensation.

†††  Mr. Mandinach is deemed an "interested person" of the funds because of his employment by UBS Global AM—Americas region. He is not compensated by a fund for his services as a board member.

*  Represents total fees paid to each trustee during the fiscal year ended July 31, 2010.

**  Represents fees paid during the calendar year ended December 31, 2009 to each Independent Trustee by: (a) 17 investment companies in the case of Messrs. Armstrong, Bernikow, Burt and Garil and Ms. Higgins; and (b) 29 investment companies in the case of Professor Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

Principal holders and management ownership of securities

As of November 1, 2010, the following shareholders were shown in the Trust's records as owning more than 5% of any class of a fund's shares. Except as listed below, the Trust does not know of any other person who owns beneficially 5% or more of any class of a fund's shares:

As of November 1, 2010, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of any fund.

Fund	Name and address*	Percentage of shares beneficially owned as of November 1, 2010
PACE Government Securities Fixed Income Investments—Class B	Citigroup Global Markets Inc.	7.7%

Fund	Name and address*	Percentage of shares beneficially owned as of November 1, 2010
	UBS Financial Services Inc. Cust Joseph L. Hart Jr.	13.13%

	UBS Financial Services Inc. Cust Roger H. Miller	15.94%

	UBS Financial Services Inc. Cust Bernard P. Wolanski	17.26%

	MSSB C/F Laurinda Brito	28.54%

	UBS Financial Services Inc. Cust Joseph P. Burghardt	6.9%

PACE Government Securities Fixed Income Investments—Class C	UBS Financial Services Inc. FBO The Margaret M McDermott Revocable Trust	13.47%

PACE Government Securities Fixed Income Investments—Class Y	Great-West Life & Annuity 401KG FFI	21.87%

	Orchard Trust Company Cust FBO Employee Benefits Clients	54.7%

	Orchard Trust Co Trustee Employee Benefits Clients 401K—FG	7.23%

	Pershing LLC	13.01%

PACE Intermediate Fixed Income Investments—Class B	UBS Financial Services Inc. Cust Nancy J. Whittle	8.24%

	UBS Financial Services Inc. Cust Richard W. Whittle	8.27%

	Frank J. Gerwin Jr.	20.79%

	Merrill Lynch Financial Data Services	32.8%

	UBS Financial Services Inc. Cust Gilda S. Josephson	5.86%

	Helen S. Power	6.26%

	UBS Financial Services Inc. Cust Charles Samaha	7.57%

PACE Intermediate Fixed Income Investments—Class Y	Pershing LLC	87.7%

PACE Strategic Fixed Income Investments—Class B	UBS Financial Services Inc. FBO Linda Mckaba Cullere	16.59%

Fund	Name and address*	Percentage of shares beneficially owned as of November 1, 2010
	UBS Financial Services Inc. FBO Kimberly A. McKaba Revocable Trust	11.82%

	UBS Financial Services Inc. FBO Pauline T. Fox	12.25%

	UBS Financial Services Inc. FBO Lynda and James Coon	5.75%

	UBS Financial Services Inc. FBO Victoria Denise Ellis Guardian For Alex Leon Hall	6.97%

	UBS Financial Services Inc. Cust Wade G. Gant	10.01%

PACE Strategic Fixed Income Investments—Class Y	Pershing LLC	98.6%

PACE Municipal Fixed Income Investments—Class B	UBS Financial Services Inc. FBO James N. Azlin	76.44%

	UBS Financial Services Inc. FBO Lorraine W. Lee	5.15%

	UBS Financial Services Inc. FBO Neil A. Lindo & Elaine B. Lindo	18.4%

PACE Municipal Fixed Income Investments—Class C	UBS Financial Services Inc. FBO Heinz Zegke & Anne L. Zegke	5.12%

	UBS Financial Services Inc. FBO Mary F. Pearlman Trustee of the Mary F. Pearlman Trust	5.94%

PACE Municipal Fixed Income Investments—Class Y	UBS Financial Services Inc. Cust Bernard Garil	11.31%

	UBS Financial Services Inc. FBO Gilbert C Powers & Pamela M. Powers	66.78%

	UBS Financial Services Inc. FBO Shannon D. Wallace & Jody Wallace	8.19%

	UBS Financial Services Inc. FBO Charles W. Porter	8.25%

PACE International Fixed Income Investments—Class B	Linda A. McQuain	10.07%

	Nickolas L. Zuvich & Helen Zuvich	13.43%

Fund	Name and address*	Percentage of shares beneficially owned as of November 1, 2010
	UBS Financial Services Inc. Cust Joann F. Barry	14.03%

	Lionel E. Lindenbaum	27.79%

	Kaela C. Henderson	6.38%

	UBS Financial Services Inc. FBO Deanna P. Dunlap Custodian	6.7%

	Eugene W. Frick and Marlene E. Frick	6.71%

PACE International Fixed Income Investments—Class Y	Pershing LLC	88.12%

PACE High Yield Investments—Class A	Salisbury School Inc.	5.97%

PACE High Yield Investments—Class Y	UBS Financial Services Inc. Cust Bernard Garil	100%

PACE Large Co Value Equity Investments—Class B	UBS Financial Services Inc. Cust Virginia E. McGrail	5.71%

	Stifel Nicolaus & Co Inc.	6.71%

	UBS Financial Services Inc. FBO R. Neil Macdonald	8.17%

	Merrill Lynch Financial Data Services	20.5%

PACE Large Co Value Equity Investments—Class Y	Pershing LLC	95.18%

PACE Large Co Growth Equity Investments—Class B	PFPC Trust Co. Custodian Fouke Water Supply Corp. Simple FBO Katherine Cameron	8.67%

	Prudential Bache FBO Ardelle Waldhour	13.81%

	First Clearing, LLC	5.78%

	UBS Financial Services Inc. Cust Elizabeth Medina	5.98%

	Merrill Lynch Financial Data Services	8.51%

PACE Large Co Growth Equity Investments—Class Y	Pershing LLC	99.13%

PACE Small/Medium Co Value Equity Investments—Class B	NFS LLC FEBO # Fmt Co Cust Ira Rollover FBO Thomas Flannery	5.71%

	NFS LLC FEBO # Scott L Tewinkle & Coralie Tewinkle	15.15%

Fund	Name and address*	Percentage of shares beneficially owned as of November 1, 2010
	UBS Financial Services Inc. Cust Mary L. Coelho	20.46%

	Citigroup Global Markets Inc.	55.27%

PACE Small/Medium Co Value Equity Investments—Class Y	UBS Financial Services Inc. FBO Patricia H. Massie, Michael H. Massie and Walter P. Massie, Jr.	5.52%

	UBS Financial Services Inc. Cust Bernard Garil	5.91%

	UBS Financial Services Inc. Cust Harry D. Germann	6.25%

	UBS Financial Services Inc. Cust Charles Alan Ainsworth	7.06%

	UBS Financial Services Inc. FBO Jeanne G. Pramaggiore Trust	8.93%

	UBS Financial Services Inc. FBO Barbara B. Brooks	5.39%

PACE Small/Medium Co Growth Equity Investments—Class B	UBS Financial Services Inc. Cust James L. Brann	19.75%

	UBS Financial Services Inc. FBO Barry Lituchy & Roberta Lituchy	27.37%

	UBS Financial Services Inc. Cust J. Michael Scheeler	12.42%

	UBS Financial Services Inc. Cust Elizabeth Medina	17.63%

	UBS Financial Services Inc. Cust Goldie S. Traub Bertone	17.94%

PACE Small/Medium Co Growth Equity Investments—Class C	UBS Financial Services Inc. Cust Hugh Craig Forshner	7.62%

PACE Small/Medium Co Growth Equity Investments—Class Y	UBS Financial Services Inc. FBO Raymond Amazeen, Jr. & Carolyn Amazeen	5.43%

	UBS Financial Services Inc. Cust Yong H. Kim	5.52%

	Rbc Capital Markets Corp FBO Jean C. Kane	5.96%

Fund	Name and address*	Percentage of shares beneficially owned as of November 1, 2010
	Trust Company of America	20.86%

	UBS Financial Services Inc. Cust Bernard Garil	25.58%

	UBS Financial Services Inc. Cust Louise H. Moon	32.56%

PACE International Equity Investments—Class B	UBS Financial Services Inc. FBO Michael O'Connell Cust For Brittany Ann O'Connell	13.51%

	NFS LLC FEBO # Fmt Co Cust Ira Rollover FBO Thomas Flannery	13.59%

	UBS Financial Services Inc. Cust J. Michael Scheeler	23.05%

	UBS Financial Services Inc. Cust Carlos Medina	26.27%

	UBS Financial Services Inc. Cust Richard Leonard Wiedman	5.74%

	UBS Financial Services Inc. Cust Natalie E. Herman	8.38%

	Scottrade Inc (FBO) D. Abramovic	9.36%

PACE International Equity Investments—Class Y	Pershing LLC	96.38%

PACE International Emerging Markets Equity Investments—Class B	Scottrade Inc (FBO) Byung M. Yoo Tod	6.32%

	Raymond James & Assoc Inc. Custodian FBO Radhika Mittapalli Ira	8.5%

	Citigroup Global Markets Inc.	8.73%

	E Trade Clearing LLC	10.85%

	Merrill Lynch Financial Data Services	12%

	UBS Financial Services Inc. Cust Julia C. Bolin	20.99%

	UBS Financial Services Inc. Cust Daniel P. Carter	26.55%

	Ameritrade Inc.	6.01%

Fund	Name and address*	Percentage of shares beneficially owned as of November 1, 2010
PACE International Emerging Markets Equity Investments—Class Y	Pershing LLC	96.7%

PACE Global Real Estate Securities Investments—Class C	UBS Financial Services Inc. FBO Rosalind Goldfarb Levitt Revocable Living Trust	13.17%

	UBS Financial Services Inc. FBO Alan Houseman & Susan H. Houseman	27.67%

	UBS Financial Services Inc. FBO Roberta Lynn Gordon	6.88%

	UBS Financial Services Inc. FBO Vinnie D. Coffman Trustee, William H. Coffman Co-Trustee	7.41%

PACE Global Real Estate Securities Investments—Class Y	UBS Financial Services Inc. Cust Bernard Garil	9.15%

	Trust Company of America	90.84%

PACE Alternative Strategies Investments—Class Y	Trust Company of America	10.08%

	TD Ameritrade Inc. For The Exclusive Benefit of Our Clients	18.34%

	Pershing LLC	54.16%

	National Financial Services Corp For Exclusive Benefit of Our Customers	5.63%

	Citigroup Global Markets Inc.	7.75%

*  The shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 1285 Avenue of the Americas, New York, NY 10019-6028.

Investment management, administration and principal underwriting arrangements

Investment management and administration arrangements. UBS Global AM acts as the investment manager and administrator to the Trust pursuant to an agreement with the Trust ("Management and Administration Agreement"). Under the Management and Administration Agreement, UBS Global AM, subject to the supervision of the Trust's board and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the funds. UBS Global AM is authorized to enter into advisory agreements for investment advisory services ("Advisory Agreements") in connection with the management of the funds. UBS Global AM is responsible for monitoring the investment advisory services furnished pursuant to the Advisory Agreements. UBS Global AM reviews the performance of all investment advisors and makes recommendations to the board with respect to the retention and renewal of Advisory Agreements. In connection therewith, UBS Global AM keeps certain books and records of the Trust. UBS Global AM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Trust's custodian and its transfer and dividend disbursing agent. The management services of UBS Global AM under the Management and Administration Agreement are not exclusive to the Trust, and UBS Global AM is free to, and does, render management services to others.

As specified in the prospectuses, each fund pays fees to UBS Global AM for management and administrative services, based on annual percentage rates of the fund's average daily net assets.

The following table shows the fees earned (or accrued) by UBS Global AM and the portions of those fees waived by UBS Global AM for the fiscal periods indicated.

	Management and administration fees earned (or accrued) and recoupments, if any, of prior expense reimbursements by UBS Global AM for fiscal years ended July 31,			Management and administration fees waived and/or expense reimbursements by UBS Global AM for fiscal years ended July 31,
Fund	2010	2009	2008	2010		2009		2008
PACE Money Market Investments	$1,521,353	$2,298,428	$1,755,597	$2,720,825		$1,987,435		$1,661,734
PACE Government Securities Fixed Income Investments	3,760,135	3,837,279	4,434,722	621,136	*	563,029	*	505,833	*
PACE Intermediate Fixed Income Investments	2,314,708	2,155,865	2,699,417	234,920		254,379		438,759
PACE Strategic Fixed Income Investments	4,294,430	4,132,309	5,249,227	430,389		369,976		645,627
PACE Municipal Fixed Income Investments	1,686,314	1,659,569	1,953,159	137,595		158,901		338,893
PACE International Fixed Income Investments	3,806,678	3,864,008	5,162,587	639,593	*	744,658	*	1,032,755	*

	Management and administration fees earned (or accrued) and recoupments, if any, of prior expense reimbursements by UBS Global AM for fiscal years ended July 31,			Management and administration fees waived and/or expense reimbursements by UBS Global AM for fiscal years ended July 31,
Fund	2010	2009	2008	2010		2009		2008
PACE High Yield Investments	$1,582,556	$1,020,138	$966,012	$174,480		$300,796		$253,760
PACE Large Co Value Equity Investments	8,319,963	7,530,470	13,186,177	859		6,824		2,046,938
PACE Large Co Growth Equity Investments	7,802,228	7,168,481	11,094,228	292,992	*	352,267	*	643,776	*
PACE Small/Medium Co Value Equity Investments	3,078,916	2,649,914	4,161,454	300,298		475,632		107,555
PACE Small/Medium Co Growth Equity Investments	3,080,454	2,717,394	4,483,903	338,574		555,588		193,059
PACE International Equity Investments	7,315,510	6,821,226	12,011,693	86		191		—
PACE International Emerging Markets Equity Investments	3,056,935	2,541,874	5,062,176	—		—		—
PACE Global Real Estate Securities Investments	565,340	393,810	562,927	489,809		465,576		340,726
PACE Alternative Strategies Investments	6,412,941	7,333,286	8,648,275	171,663		75,285		6,349

*  These amounts include a contractual obligation of UBS Global AM to waive management fees to the extent necessary to reflect the overall investment advisory fees paid by UBS Global AM to certain investment advisors, which are lower than the fees previously agreed upon between UBS Global AM and the investment advisors.

In connection with its management of the business affairs of the Trust, UBS Global AM bears the following expenses:

(1)  the salaries and expenses of all of its and the Trust's personnel and the fees and expenses of trustees who are interested persons by reason of affiliation with UBS Global AM or the Trust's investment advisors;

(2)  expenses incurred by UBS Global AM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

(3)  the fees payable to each investment advisor (other than UBS Global AM) pursuant to the Advisory Agreements.

Under the terms of the Management and Administration Agreement, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM or the fund's investment advisor(s). General expenses of the Trust not readily identifiable as belonging to a fund or to the Trust's other series are allocated among series by or under the direction of the board in such manner as the board deems to be fair and equitable. Expenses borne by each fund include the following (or a fund's share of the following): (1) the cost (including brokerage commissions, applicable taxes, and, with respect to short sales, any interest expense or any other cost) of securities purchased or sold by a fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of a fund by UBS Global AM, (3) organizational expenses, including the organizational and other expenses incurred in connection with the initial offering of any new share classes of a fund or the initial offering of a new fund, (4) filing fees and expenses relating to the registration and qualification of a fund's shares and the Trust under federal and state securities laws and maintenance of such registration and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the Investment Company Act) by reason of affiliation with UBS Global AM or any of UBS Global AM's affiliates, UBS Global AM or the investment advisors, (6) all expenses incurred in connection with trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust by reason of affiliation with UBS Global AM or any of UBS Global AM's affiliates, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

Under the Management and Administration Agreement, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management and Administration Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to UBS Global AM or by UBS Global AM on 60 days' written notice to the fund.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the funds for certain operating expenses in order to maintain the total annual operating expenses of each class (excluding expenses attributable to (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) interest, taxes, brokerage commissions and extraordinary expenses) through November 28, 2011 at a level not to exceed certain specified amounts. Each fund will repay UBS Global AM for any such waived fees/reimbursed expenses during the three-year period following the period during which UBS Global AM waived fees or reimbursed expenses, to the extent that repayment can be made without causing the operating expenses of the fund or class during a year in which repayment is made to exceed these expense caps. The amounts of the expense caps for each fund and each share class are shown in the table below, and are current as of the date of this SAI; the table also shows, for the fiscal year ended July 31, 2010, UBS Global AM's fee waivers/expense reimbursements (portions of which are subject to repayment by the funds through July 31, 2013) and recoupments.

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursement	Recoupments
PACE Money Market Investments	N/A	N/A	N/A	N/A	0.60%	$1,262,723	—
PACE Government Securities Fixed Income Investments	1.02%	1.77%	1.52%	0.77%	0.77	468,521	—
PACE Intermediate Fixed Income Investments	0.93	1.68	1.43	0.68	0.68	234,920	—
PACE Strategic Fixed Income Investments	1.06	1.81	1.56	0.81	0.81	430,389	—
PACE Municipal Fixed Income Investments	0.93	1.68	1.43	0.68	0.68	137,595	—
PACE International Fixed Income Investments	1.25	2.00	1.75	1.00	1.00	389,043	$16,447
PACE High Yield Investments	1.35	2.10[1]	1.85	1.10	1.10	174,480	1,575
PACE Large Co Value Equity Investments	1.27	2.02	2.02	1.02	1.02	859	3,382
PACE Large Co Growth Equity Investments	1.30	2.05	2.05	1.05	1.05	2,505	—
PACE Small/Medium Co Value Equity Investments	1.41	2.16	2.16	1.16	1.16	300,298	—
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	2.13	1.13	1.13	338,574	5,660
PACE International Equity Investments[2]	1.55	2.30	2.30	1.30	1.30	86	—
PACE International Emerging Markets Equity Investments[2]	2.15	2.90	2.90	1.90	1.90	—	—
PACE Global Real Estate Securities Investments	1.45	N/A3	2.20	1.20	1.20	489,809	—
PACE Alternative Strategies Investments	1.95	2.70	2.70	1.70	1.70	171,663	1,423

1  Share class has not commenced operations, and presently there is no intention to launch this share class.

2  At a meeting held on September 15, 2010, the Board of Trustees approved new written fee waiver/expense reimbursement agreements on behalf of PACE International Equity Investments and

PACE International Emerging Markets Equity Investments, which lowered the amounts of the expense caps to those shown in the table above. Previously, the funds' expense caps by share class were as follows:

	Class A	Class B	Class C	Class Y	Class P
PACE International Equity Investments	1.65%	2.40%	2.40%	1.40%	1.40%
PACE International Emerging Markets Equity Investments	2.25	3.00	3.00	2.00	2.00

3  PACE Global Real Estate Securities Investments does not offer Class B shares.

Additionally, UBS Global AM has entered into a written fee waiver agreement with each of PACE Government Securities Fixed Income Investments and PACE International Fixed Income Investments, under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS Global AM to Pacific Investment Management Company LLC and Rogge Global Partners plc, respectively.

Finally, with respect to PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the fund's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses.

Investment advisory arrangements. As noted in the prospectus, subject to the monitoring of UBS Global AM and, ultimately, the board, each investment advisor manages the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities on behalf of the fund.

Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management and Administration Agreement. Each Advisory Agreement may be terminated by the Trust upon not less than 30 days' written notice (as specified in a specific Advisory Agreement). Each Advisory Agreement may be terminated by UBS Global AM or the investment advisor upon not less than 120 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Under the Advisory Agreements, the investment advisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the investment advisors in the performance of their duties or from reckless disregard of their duties and obligations thereunder. Each investment advisor has agreed to its fees as described herein. By virtue of the management, monitoring and administrative functions performed by UBS Global AM, and the fact that investment advisors are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, each investment advisor serves in a subadvisory capacity to the fund. Subject to the monitoring by UBS Global AM and, ultimately, the board, each investment advisor's responsibilities are limited to managing the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities on behalf of the fund.

PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments

Under the Advisory Agreements for these funds with Pacific Investment Management Company LLC ("PIMCO"), UBS Global AM (not the fund) pays PIMCO for its services a fee in the annual amount of 0.20% of the average daily net assets of PACE Government Securities Fixed Income Investments and 0.25% of the average daily net assets of PACE Strategic Fixed Income Investments. For the fiscal years ended July 31, 2010, July 31, 2009, and July 31, 2008, UBS Global AM paid or accrued investment advisory fees to PIMCO of $1,220,917, $1,247,749 and $1,339,111, respectively, for PACE Government Securities Fixed Income Investments and $1,758,448, $1,687,960 and $2,005,292, respectively, for PACE Strategic Fixed Income Investments. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

PACE Intermediate Fixed Income Investments

Under the current Advisory Agreement for this fund with BlackRock Financial Management, Inc. ("BlackRock"), UBS Global AM (not the fund) pays BlackRock a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $120 million and 0.10% of the fund's average daily net assets above $120 million. For the fiscal years ended July 31, 2010, July 31, 2009, and July 31, 2008, UBS Global AM paid or accrued investment advisory fees to BlackRock of $557,942, $526,173 and $588,076, respectively. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

As of June 30, 2010, BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Bank of America Corporation ("Bank of America") owns approximately 33.8% of BlackRock, The PNC Financial Services Group, Inc. ("PNC") owns approximately 24.2%, Barclays PLC ("Barclays") owns approximately 19.6%, and institutional investors, employees and the public own approximately 22.3%. The approximate breakdown for voting common stock is as follows: Bank of America owns 3.6%, PNC owns 34.5%, Barclays owns 4.7%, and institutional investors, employees and the public own 57.1%.

PACE Municipal Fixed Income Investments

Under the current Advisory Agreement for this fund with Standish Mellon Asset Management Company LLC ("Standish"), UBS Global AM (not the fund) pays Standish a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $60 million and 0.15% of the fund's average daily net assets in excess of $60 million. For the fiscal years ended July 31, 2010, July 31, 2009, and July 31, 2008, UBS Global AM paid or accrued investment advisory fees to Standish of $498,394, $490,371 and $528,589, respectively. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

Standish resulted from the acquisition of Standish, Ayer & Wood, Inc. ("SAW") by Mellon Financial Corporation ("Mellon") on July 31, 2001. SAW was the fund's investment advisor from June 1, 2000, until its acquisition by Mellon. Standish is a wholly-owned subsidiary of The Bank of New York Mellon

Corporation, a global financial services company formed by the merger of Mellon and The Bank of New York Company, Inc. on July 1, 2007.

PACE International Fixed Income Investments

Under the current Advisory Agreement for this fund with Rogge Global Partners plc ("Rogge Global Partners"), UBS Global AM (not the fund) pays Rogge Global Partners a fee in the annual amount of 0.25% of the fund's average daily net assets that it manages up to and including $150 million, 0.18% of the average daily net assets above $150 million up to and including $500 million and 0.15% of the average daily net assets in excess of $500 million. For the fiscal years ended July 31, 2010, July 31, 2009, and July 31, 2008, UBS Global AM paid or accrued investment advisory fees to Fischer Francis Trees & Watts, Inc. and its affiliates (a former investment advisor for the fund until August 22, 2007) and Rogge Global Partners of $1,012,369, $1,022,813 and $1,248,776, respectively. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

Until 2001, Rogge Global Partners had been a wholly owned subsidiary of United Asset Management Corporation ("UAM"), which itself was a wholly owned subsidiary of Old Mutual plc, an international financial services firm headquartered in London, England. In 2001, Rogge Global Partners' key professionals repurchased 30.5% of the company's equity from Old Mutual. Rogge Global Partners' staff currently hold 22% of the company's equity, the remaining 78% is owned by UAM UK Holdings Ltd which is ultimately in turn a wholly owned subsidiary of Old Mutual Plc, a FTSE 100 listed firm, headquartered in London, England.

PACE High Yield Investments

Under the current Advisory Agreement for this fund with MacKay Shields LLC ("MacKay Shields"), UBS Global AM (not the fund) pays MacKay Shields a fee in the annual amount of 0.35% of the fund's average daily net assets. For the fiscal year ended July 31, 2010, July 31, 2009, and July 31, 2008, UBS Global AM paid or accrued investment advisory fees to MacKay Shields of $691,679, $446,581 and $422,630, respectively. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

MacKay Shields is controlled by members of MacKay Shields' management. MacKay Shields is a wholly owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM"). The ultimate parent is New York Life Insurance Company. Within the NYLIM structure, there are two affiliated broker-dealers, NYLIFE Distributors and NYLIFE Securities.

PACE Large Co Value Equity Investments

Under the current Advisory Agreements for this fund with Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena"), UBS Global AM (not the fund) pays each of ICAP and Westwood a fee in the annual amount of 0.30% and Pzena a fee in the annual amount of (a) 0.70% of the fund's average daily net assets that it manages up to and including $25 million, 0.50% of the average daily net assets that it manages above $25 million up to and including $100 million, 0.40% of the average daily net assets that it manages above $100 million up to and including $300 million and 0.35% of the average daily net assets that it manages in excess of $300 million or (b) if the assets under Pzena's management are less than $10 million, 1.00% of the fund's average daily net assets that it manages with a maximum annual fee of $70,000. For the fiscal years ended July 31, 2010, July 31, 2009, and July 31, 2008, UBS Global AM paid or accrued aggregate investment advisory fees to ICAP, Westwood, Pzena and SSgA Funds Management, Inc. (a former investment advisor for the fund until May 26, 2008) of $3,811,814, $3,449,447 and $4,015,378,

respectively. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

ICAP is a wholly-owned subsidiary of NYLIM, a subsidiary of the New York Life Insurance Company. Westwood is a wholly-owned subsidiary of Westwood Holdings Group, Inc., a Dallas-based financial services provider holding company.

Pzena is the operating company of Pzena Investment Management, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. Pzena was founded in 1995 by Richard Pzena and began managing assets on January 1, 1996.

PACE Large Co Growth Equity Investments

Under the current Advisory Agreements for this fund with Marsico Capital Management, LLC ("MCM"), Wellington Management Company, LLP ("Wellington Management"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury"), UBS Global AM (not the fund) pays each of MCM and Wellington Management a fee in the annual amount of 0.30% of the fund's average daily net assets that they manage; Delaware a fee in the amount of 0.40% of the fund's average daily net assets that it manages; and Roxbury a fee in the amount of 0.25% of the fund's average daily net assets that it manages up to and including $250 million and 0.20% of the average daily net assets that it manages above $250 million. For the fiscal years ended July 31, 2010, July 31, 2009, and July 31, 2008, UBS Global AM paid or accrued aggregate investment advisory fees to Delaware, MCM, SSgA Funds Management, Inc. (a former investment advisor for the fund through November 29, 2010), Wellington Management and Roxbury of $2,885,345, $2,575,497 and $3,779,135, respectively. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

MCM was organized in September 1997 as a registered investment advisor and provides investment services to mutual funds and private accounts. MCM is an independently-owned investment management firm.

Wellington Management is a Massachusetts limited liability partnership and is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

Delaware, a series of Delaware Management Business Trust, is an indirect subsidiary of Macquarie Group Limited. Macquarie Group Limited is traded on the Australian Stock Exchange (ASX: MQG) and regulated by the Australian Prudential Regulation Authority, the Australian banking regulator. Other entities in the corporate chain of control of which Delaware is a direct or indirect subsidiary include Delaware Management Company, Inc., Delaware Investments U.S., Inc., DMH Corp., Delaware Management Holdings, Inc. and Macquarie Bank Limited.

Investments in the fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and will be subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the fund, the repayment of capital from the fund or any particular rate of return.

Roxbury is a Delaware limited liability company. WT Investments, Inc., a wholly owned subsidiary of Wilmington Trust Corporation ("Wilmington"), owns 100% of the preferred interests of Roxbury. The common interests of Roxbury are owned primarily by Roxbury Capital Management, a California corporation, Wilmington and Anthony H. Browne, the principal of related trusts.

PACE Small/Medium Co Value Equity Investments

Under the current Advisory Agreements for this fund with Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Systematic Financial Management, L.P. ("Systematic"), UBS Global AM (not the fund) pays Buckhead a fee in the annual amount of 0.40% for the first $100 million of the fund's average daily net assets that it manages and 0.35% of the fund's average daily net assets that it manages in excess of $100 million; MetWest Capital a fee in the annual amount of 0.40% of the fund's average daily net assets that it manages; and Systematic a fee in the annual amount of 0.40% of the fund's average daily net assets that it manages. For the fiscal years ended July 31, 2010, July 31, 2009, and July 31, 2008, UBS Global AM paid or accrued aggregate investment advisory fees to Ariel Investments, LLC (an investment advisor for the fund until May 29, 2009), Buckhead, MetWest Capital, Opus Capital Group, LLC (an investment advisor for the fund until May 29, 2009) and Systematic of $1,532,475, $1,276,425 and $1,960,418, respectively. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

Buckhead is a Georgia limited liability company with ownership held by its employees. Buckhead is registered as an investment advisor with the SEC. Buckhead provides investment management services to investment companies, employee benefits plans, endowments, foundations, individuals and other institutions.

MetWest Capital is minority owned by its employees. MetWest Capital is majority owned by Wells Fargo Bank, N.A., a wholly-owned subsidiary of Wells Fargo & Company.

Systematic is a Delaware limited partnership. Affiliated Managers Group, Inc. ("AMG"), a publicly trading holding company, is the majority owner with the remaining equity spread among seven active senior members of Systematic. Systematic's management employees retain autonomous control of the investment philosophy and process, as well as comprehensive management of the firm.

PACE Small/Medium Co Growth Equity Investments

Under the current Advisory Agreements for this fund with Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade") and Riverbridge Partners, LLC ("Riverbridge"), UBS Global AM (not the fund) pays Copper Rock a fee in the annual amount of 0.45% for the first $100 million of the fund's average daily net assets that it manages and 0.40% of the fund's average daily net assets that it manages in excess of $100 million; Palisade a fee in the annual amount of 0.45% for the first $100 million of the fund's average daily net assets that it manages and 0.40% of the fund's average daily net assets that it manages in excess of $100 million; and Riverbridge a fee in the annual amount of 0.40% of the average daily net assets of the fund that it manages. For the fiscal years ended July 31, 2010, July 31, 2009, and July 31, 2008, UBS Global AM paid or accrued aggregate investment advisory fees to AG Asset Management LLC (a former investment advisor for the fund until February 1, 2009), Copper Rock, Palisade and Riverbridge of $1,637,397, $1,458,702 and $2,341,951, respectively. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

Copper Rock is 60% owned by Old Mutual Asset Management, and 40% owned by the firm's employees. Current Palisade principals own approximately 85% (and together with their children, solely for estate planning purposes, own approximately 98% of the firm in the aggregate) and control 100% of the voting interests. The remaining 2% non-voting interests are owned by passive private equity investors.

PACE International Equity Investments

Under the current Advisory Agreements for this fund with Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin Currie"), UBS Global AM (not the fund) pays Mondrian a fee in the annual amount of 0.35% of the fund's average daily net assets for the first $150 million and 0.30% of the fund's average daily net assets in excess of $150 million that it manages; J.P. Morgan (with respect to the International REI segment of the fund's assets that it manages) a fee in the annual amount of 0.20% of the fund's average daily net assets; J.P. Morgan (with respect to the EAFE Opportunities segment of the fund's assets that it manages) a fee in the annual amount of 0.35% of the fund's average daily net assets for the first $150 million and 0.30% of the fund's average daily net assets in excess of $150 million; and Martin Currie a fee in the annual amount of 0.35% of the fund's average daily net assets up to and including $150 million, 0.30% of the fund's average daily net assets above $150 million up to and including $250 million, 0.25% of the fund's average daily net assets above $250 million up to and including $350 million, and 0.20% of the fund's average daily net assets above $350 million that it manages. For the fiscal years ended July 31, 2010, July 31, 2009, and July 31, 2008, UBS Global AM paid or accrued investment advisory fees to Mondrian, J.P. Morgan and Martin Currie Inc. of $2,411,107, $2,231,225 and $3,667,878, respectively. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

Martin Currie is a wholly-owned subsidiary of Martin Currie (Holdings) Limited, a holding company. Martin Currie (Holdings) Limited in turn is majority-owned by directors and staff. All permanent employees own equity in the firm with single individuals being capped to a maximum stake of 5%. Mondrian is a limited company organized under the laws of the United Kingdom. Mondrian is controlled by members of Mondrian's management. Mondrian was purchased from Lincoln Financial Group in September 2004 by senior members of its management together with private equity funds affiliated with Hellman & Friedman LLC. J.P. Morgan is a wholly-owned indirect subsidiary of JPMorgan Chase & Co., a bank holding company and global financial services firm. J.P. Morgan may be identified in marketing materials by its marketing name, JPMorgan Asset Management.

PACE International Emerging Markets Equity Investments

Under the current Advisory Agreements for this fund with Mondrian, Gartmore Global Partners ("GGP"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena"), UBS Global AM (not the fund) pays Mondrian a fee in the annual amount of 0.65% of the fund's average daily net assets for the first $150 million, 0.55% of the fund's average daily net assets for the next $100 million and 0.50% of the fund's average daily net assets over $250 million that it manages; GGP a fee in the annual amount of 0.50% on the average daily net assets of the fund that it manages; Delaware a fee in the annual amount of 0.60% of the fund's average daily net assets for the first $10 million and 0.50% of the fund's average daily net assets over $10 million that it manages; and Pzena a fee in the annual amount of 0.81% of the fund's average daily net assets for the first $10 million, 0.65% of the fund's average daily net assets for the next $40 million, 0.59% of the fund's average daily net assets for the next $50 million, 0.52% of the fund's average daily net assets for the next $200 million, and 0.49% of the fund's average daily net assets over $300 million that it manages. For the fiscal years ended July 31, 2010, July 31, 2009, and July 31, 2008, UBS Global AM paid or accrued investment advisory fees to GGP and Mondrian of $1,597,649, $1,324,634 and $2,565,921, respectively. Delaware and Pzena were not yet serving as investment advisors to the fund, and thus UBS Global AM did not pay or accrue investment advisory fees to Delaware or Pzena during those periods. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

GGP is one of the four affiliated investment advisors that make up Gartmore Investment Management Ltd. ("Gartmore"). Gartmore is ultimately owned 100% by Gartmore Group Ltd., a Cayman incorporated company listed on the London Stock Exchange.

Mondrian is controlled by members of Mondrian's management. Mondrian was purchased from Lincoln Financial Group in September 2004, by senior members of its management together with private equity funds affiliated with Hellman & Friedman LLC.

Delaware, a series of Delaware Management Business Trust, is an indirect subsidiary of Macquarie Group Limited. Macquarie Group Limited is traded on the Australian Stock Exchange (ASX: MQG) and regulated by the Australian Prudential Regulation Authority, the Australian banking regulator. Other entities in the corporate chain of control of which Delaware is a direct or indirect subsidiary include Delaware Management Company, Inc., Delaware Investments U.S., Inc., DMH Corp., Delaware Management Holdings, Inc. and Macquarie Bank Limited. Investments in the fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Pzena is the operating company of Pzena Investment Management, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. Pzena was founded in 1995 by Richard Pzena and began managing assets on January 1, 1996.

PACE Global Real Estate Securities Investments

Under the current Advisory Agreements for this fund with ING Clarion Real Estate Securities, LLC ("ING CRES") and Brookfield Investment Management Inc. ("Brookfield"), UBS Global AM (not the fund) pays ING CRES a fee on an annual basis of 0.40% of the fund's average daily net assets that it manages; and Brookfield a fee on an annual basis of 0.42% of the fund's average daily net assets for the first $50 million and 0.40% of the fund's average daily net assets over $50 million that it manages. For the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, UBS Global AM paid or accrued investment advisory fees to Goldman Sachs Asset Management, L.P. ("GSAM") (an investment advisor of the fund until November 16, 2009), ING CRES and Brookfield of $289,762, $205,895 and $291,464, respectively. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

ING CRES is a limited liability company organized under the laws of the State of Delaware. The firm is an indirect, wholly-owned subsidiary of ING Groep, N.V., a financial services company headquartered in and organized under the laws of The Netherlands.

Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global asset manager focusing on property, renewable power and infrastructure assets.

PACE Alternative Strategies Investments

Under the current Advisory Agreements for this fund with Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM"), First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), UBS Global AM (not the fund) pays Analytic Investors a fee on an annual basis of 0.45% of the fund's average daily net assets for the first $200 million, 0.40% of the fund's average daily net assets for the next $200 million and 0.30% of the fund's average daily net assets over $400 million that it manages; Wellington Management a fee on an annual basis of 0.750% of the fund's average daily net assets for the first $200 million and 0.725% of the fund's average daily net assets over $200 million that it manages; GSAM a fee on an annual basis of 0.68% of the fund's average daily net assets for the first $300 million, 0.64% of the fund's average daily net assets for the next $200 million and 0.60% of the fund's average daily net assets over $500 million that it manages; First Quadrant a fee on an annual basis of 0.90% of the fund's average daily net assets that it manages; and Standard Life Investments a fee on an annual basis of 0.70% of the fund's average daily net assets that it manages. For fiscal years ended July 31, 2010, July 31, 2009, and July 31, 2008, UBS Global AM paid or accrued aggregate investment advisory fees to Analytic Investors, First Quadrant, Wellington Management, GSAM and Standard Life Investments of $3,131,624, $3,835,123 and $4,621,164, respectively. The accrued aggregate investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

Analytic Investors is a wholly-owned subsidiary of Old Mutual Asset Management ("OMAM"). OMAM is a subsidiary of Old Mutual (US) Holdings Inc., which is a subsidiary of Old Mutual plc.

On October 5, 2000, Old Mutual, plc, (LSE:OML), a publicly-traded, diversified financial services firm based in London, purchased United Asset Management ("UAM"). Prior to this purchase, Analytic Investors had been a wholly-owned affiliate of UAM since 1985. Analytic Investors is now a wholly-owned subsidiary of Old Mutual and is part of Old Mutual Asset Management (US), a group that is comprised of over 20 affiliated investment management firms selected by Old Mutual because Old Mutual considers them to be top-quality investment firms with complementary investment styles.

Wellington Management is a Massachusetts limited liability partnership and is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

GSAM is a Delaware limited partnership. The Goldman Sachs Group, Inc. is the general partner and Goldman Sachs Global Holdings, LLC is the limited partner. The Goldman Sachs Group, Inc. is a Delaware corporation. Advisory services are provided by GSAM.

On September 21, 2008, The Goldman Sachs Group, Inc. announced that it had become a Bank Holding Company and would be regulated by the Federal Reserve Board. The firm's change to Bank Holding Company status did not affect the organizational structure of GSAM.

First Quadrant operates as a Delaware limited partnership. Affiliated Managers Group, Inc. ("AMG"), a publicly traded global asset management holding company, is the general partner and holds a majority ownership interest. First Quadrant management controls the remaining ownership interest as individual limited partners of First Quadrant. First Quadrant is registered as an investment adviser with the SEC. First Quadrant is also registered as a commodity trading advisor and commodity pool operator with the Commodities Futures Trading Commission and National Futures Association.

Standard Life Investments, a Scottish corporation, is a wholly-owned subsidiary of Standard Life Investments Limited which is itself a wholly owned subsidiary of Standard Life Investments Holdings Limited ("SLIH"). Standard Life PLC, a publicly traded financial services and insurance firm (LSE: SL), is the parent of SLIH. Standard Life Investments is based in Edinburgh, Scotland and has offices in Hong Kong, Sydney, Montreal, Boston, and London.

Process for selection of investment advisors. In selecting investment advisors for the funds, UBS Global AM, together with UBS Financial Services Inc., looks for those firms who they believe are best positioned to deliver strong, consistent performance in a particular investment style or market capitalization range, while managing risk appropriately.

After a thorough initial review of potential advisors, the selection process includes quantitative and qualitative analysis to narrow the list of candidates. The rigorous review, using stringent qualifying standards, incorporates statistical measures of performance, including:

•  Investment returns over short- and long-term periods

•  Risk-adjusted performance

•  Performance relative to the market index that serves as the benchmark for the investment style

The next phase includes office visits and extensive interviews. On the qualitative side, the following areas are examined:

•  Investment philosophy and discipline

•  Adherence to investment style

•  Experience and continuity of key personnel

•  Client service capabilities

•  Size and financial stability

In some instances, it is determined that more competitive and/or consistent returns can be better achieved by hiring multiple investment advisors for an individual fund, each specializing in a particular market segment and management style.

The final phase is the ongoing monitoring of investment advisor performance to ensure that the standards set by the initial phases remain intact throughout the life of a fund. PACE fund investment advisors can be considered for replacement if they are judged to no longer meet the standards that led to their original selection among other reasons. The result of this comprehensive approach is access to a select group of investment advisors.

Principal underwriting arrangements. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), 1285 Avenue of the Americas, New York, New York 10019-6028, acts as the principal underwriter of each class of shares of the funds pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contract") which requires UBS Global AM (US) to use its best efforts, consistent with its other businesses, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM (US) enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell the funds' shares. PACE Money Market Investments has only Class P shares established. PACE Global Real Estate Securities Investments has only Class A, Class C, Class Y and Class P shares established. The other funds have Class A, Class B, Class C, Class Y and Class P shares established.

Under separate plans pertaining to the Class A, Class B (as applicable) and Class C shares of each fund adopted by the Trust in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), each fund pays UBS Global AM (US) a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B and the Class C Plans, each applicable fund pays UBS Global AM (US) a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% (0.50% for Class C shares of fixed income funds) of the average daily net assets of the applicable class of shares. There is no distribution plan with respect to the funds' Class P or Class Y shares, and the funds pay no service or distribution fees with respect to these classes of shares.

UBS Global AM (US) uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by each dealer. Each dealer then compensates its financial advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

UBS Global AM (US) uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each fund's Class B (as applicable) and Class C shares, respectively, and to offset its marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and other shareholder materials to prospective investors. UBS Global AM (US) also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the distribution activities of UBS Global AM (US).

UBS Global AM (US) compensates financial advisors when Class C shares are bought by investors, as well as on an ongoing basis.

UBS Global AM (US) receives the proceeds of the initial sales charge paid when Class A shares are bought and of the deferred sales charge paid upon sales of Class A, Class B and Class C shares. These proceeds also may be used to cover distribution expenses.

The Plans and the Principal Underwriting Contract specify that each fund must pay service and distribution fees to UBS Global AM (US) for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if the expenses of UBS Global AM (US) for a fund exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if the expenses of UBS Global AM (US) are less than such fees, it will retain its full fees and realize a profit. Annually, the board reviews the Plans and the corresponding expenses of UBS Global AM (US) for each class of shares of a fund separately from the Plans and expenses attributable to the other classes of shares of the funds.

Among other things, each Plan provides that (1) UBS Global AM (US) will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the board members, UBS Global AM (US) allocates expenses attributable to the sale of each class of a fund's shares to such class based on the ratio of sales of shares of such class to the sales of all other classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.

The funds paid (or accrued) the following service and/or distribution fees to UBS Global AM (US) under the Class A, Class B and Class C Plans during the fiscal year ended July 31, 2010:

	Class A	Class B	Class C
PACE Government Securities Fixed Income Investments	$226,685	$1,366	$180,888
PACE Intermediate Fixed Income Investments	108,549	1,581	35,612
PACE Strategic Fixed Income Investments	95,146	3,246	76,433
PACE Municipal Fixed Income Investments	215,102	792	117,035
PACE International Fixed Income Investments	254,132	1,875	54,098
PACE High Yield Investments	25,945	—	16,571
PACE Large Co Value Equity Investments	384,049	2,739	167,239
PACE Large Co Growth Equity Investments	146,991	1,267	42,995
PACE Small/Medium Co Value Equity Investments	70,658	829	56,334
PACE Small/Medium Co Growth Equity Investments	82,243	436	34,277
PACE International Equity Investments	179,132	455	41,618
PACE International Emerging Markets Equity Investments	46,819	910	38,852
PACE Global Real Estate Securities Investments	8,982	—	1,570
PACE Alternative Strategies Investments	150,513	88	68,468

UBS Global AM (US) estimates that it and its affiliates incurred shareholder service-related and distribution-related expenses with respect to the funds during the fiscal year ended July 31, 2010, as set forth below.

PACE Government Securities Fixed Income Investments
Class A
Marketing and advertising	$253,929
Amortization of commissions	3,554
Printing of prospectuses and SAIs	1,504
Branch network costs allocated and interest expense	229,512
Service fees paid to financial advisors	63,373
Class B
Marketing and advertising	$384
Amortization of commissions	1,244
Printing of prospectuses and SAIs	2
Branch network costs allocated and interest expense	360
Service fees paid to financial advisors	131

Class C
Marketing and advertising	$67,524
Amortization of commissions/distribution fees paid to financial advisors	51,753
Printing of prospectuses and SAIs	400
Branch network costs allocated and interest expense	61,052
Service fees paid to financial advisors	22,339
PACE Intermediate Fixed Income Investments
Class A
Marketing and advertising	$207,975
Amortization of commissions	496
Printing of prospectuses and SAIs	805
Branch network costs allocated and interest expense	134,296
Service fees paid to financial advisors	41,504
Class B
Marketing and advertising	$767
Amortization of commissions	910
Printing of prospectuses and SAIs	3
Branch network costs allocated and interest expense	500
Service fees paid to financial advisors	150
Class C
Marketing and advertising	$22,681
Amortization of commissions/distribution fees paid to financial advisors	10,400
Printing of prospectuses and SAIs	85
Branch network costs allocated and interest expense	14,650
Service fees paid to financial advisors	4,282
PACE Strategic Fixed Income Investments
Class A
Marketing and advertising	$269,154
Amortization of commissions	909
Printing of prospectuses and SAIs	1,702
Branch network costs allocated and interest expense	144,041
Service fees paid to financial advisors	36,366
Class B
Marketing and advertising	$2,326
Amortization of commissions	3,000
Printing of prospectuses and SAIs	16
Branch network costs allocated and interest expense	1,261
Service fees paid to financial advisors	311

Class C
Marketing and advertising	$72,028
Amortization of commissions/distribution fees paid to financial advisors	33,760
Printing of prospectuses and SAIs	437
Branch network costs allocated and interest expense	38,638
Service fees paid to financial advisors	7,787
PACE Municipal Fixed Income Investments
Class A
Marketing and advertising	$136,200
Amortization of commissions	44,247
Printing of prospectuses and SAIs	462
Branch network costs allocated and interest expense	229,932
Service fees paid to financial advisors	82,246
Class B
Marketing and advertising	$125
Amortization of commissions	577
Printing of prospectuses and SAIs	0
Branch network costs allocated and interest expense	208
Service fees paid to financial advisors	76
Class C
Marketing and advertising	$24,692
Amortization of commissions/distribution fees paid to financial advisors	35,021
Printing of prospectuses and SAIs	83
Branch network costs allocated and interest expense	41,692
Service fees paid to financial advisors	13,949
PACE International Fixed Income Investments
Class A
Marketing and advertising	$310,525
Amortization of commissions	119
Printing of prospectuses and SAIs	2,372
Branch network costs allocated and interest expense	230,870
Service fees paid to financial advisors	97,183
Class B
Marketing and advertising	$581
Amortization of commissions	1,281
Printing of prospectuses and SAIs	4
Branch network costs allocated and interest expense	440
Service fees paid to financial advisors	178

Class C
Marketing and advertising	$22,047
Amortization of commissions/distribution fees paid to financial advisors	15,154
Printing of prospectuses and SAIs	166
Branch network costs allocated and interest expense	16,395
Service fees paid to financial advisors	6,701
PACE High Yield Investments
Class A
Marketing and advertising	$67,920
Amortization of commissions	7,830
Printing of prospectuses and SAIs	523
Branch network costs allocated and interest expense	34,374
Service fees paid to financial advisors	9,913
Class C
Marketing and advertising	$14,444
Amortization of commissions	12,886
Printing of prospectuses and SAIs	113
Branch network costs allocated and interest expense	7,283
Service fees paid to financial advisors	1,206
PACE Large Co Value Equity Investments
Class A
Marketing and advertising	$562,707
Amortization of commissions	3,593
Printing of prospectuses and SAIs	3,119
Branch network costs allocated and interest expense	529,998
Service fees paid to financial advisors	146,837
Class B
Marketing and advertising	$1,037
Amortization of commissions	1,771
Printing of prospectuses and SAIs	6
Branch network costs allocated and interest expense	1,004
Service fees paid to financial advisors	261
Class C
Marketing and advertising	$61,307
Amortization of commissions/distribution fees paid to financial advisors	48,804
Printing of prospectuses and SAIs	337
Branch network costs allocated and interest expense	57,776
Service fees paid to financial advisors	15,726

PACE Large Co Growth Equity Investments
Class A
Marketing and advertising	$562,463
Amortization of commissions	572
Printing of prospectuses and SAIs	2,573
Branch network costs allocated and interest expense	326,125
Service fees paid to financial advisors	56,199
Class B
Marketing and advertising	$1,224
Amortization of commissions	1,654
Printing of prospectuses and SAIs	6
Branch network costs allocated and interest expense	721
Service fees paid to financial advisors	121
Class C
Marketing and advertising	$41,123
Amortization of commissions/distribution fees paid to financial advisors	12,856
Printing of prospectuses and SAIs	192
Branch network costs allocated and interest expense	23,869
Service fees paid to financial advisors	4,026
PACE Small/Medium Co Value Equity Investments
Class A
Marketing and advertising	$155,822
Amortization of commissions	1,643
Printing of prospectuses and SAIs	2,014
Branch network costs allocated and interest expense	133,722
Service fees paid to financial advisors	27,009
Class B
Marketing and advertising	$481
Amortization of commissions	608
Printing of prospectuses and SAIs	7
Branch network costs allocated and interest expense	407
Service fees paid to financial advisors	79
Class C
Marketing and advertising	$31,428
Amortization of commissions/distribution fees paid to financial advisors	16,391
Printing of prospectuses and SAIs	412
Branch network costs allocated and interest expense	26,887
Service fees paid to financial advisors	5,151

PACE Small/Medium Co Growth Equity Investments
Class A
Marketing and advertising	$148,124
Amortization of commissions	229
Printing of prospectuses and SAIs	2,234
Branch network costs allocated and interest expense	140,083
Service fees paid to financial advisors	31,439
Class B
Marketing and advertising	$220
Amortization of commissions	349
Printing of prospectuses and SAIs	5
Branch network costs allocated and interest expense	196
Service fees paid to financial advisors	43
Class C
Marketing and advertising	$15,530
Amortization of commissions/distribution fees paid to financial advisors	10,076
Printing of prospectuses and SAIs	232
Branch network costs allocated and interest expense	14,647
Service fees paid to financial advisors	3,232
PACE International Equity Investments
Class A
Marketing and advertising	$596,163
Amortization of commissions	329
Printing of prospectuses and SAIs	2,612
Branch network costs allocated and interest expense	321,738
Service fees paid to financial advisors	56,634
Class B
Marketing and advertising	$371
Amortization of commissions	438
Printing of prospectuses and SAIs	2
Branch network costs allocated and interest expense	203
Service fees paid to financial advisors	33
Class C
Marketing and advertising	$34,640
Amortization of commissions/distribution fees paid to financial advisors	11,930
Printing of prospectuses and SAIs	152
Branch network costs allocated and interest expense	18,713
Service fees paid to financial advisors	3,619

PACE International Emerging Markets Equity Investments
Class A
Marketing and advertising	$162,967
Amortization of commissions	436
Printing of prospectuses and SAIs	1,761
Branch network costs allocated and interest expense	101,376
Service fees paid to financial advisors	17,900
Class B
Marketing and advertising	$813
Amortization of commissions	743
Printing of prospectuses and SAIs	9
Branch network costs allocated and interest expense	520
Service fees paid to financial advisors	87
Class C
Marketing and advertising	$33,690
Amortization of commissions/distribution fees paid to financial advisors	11,906
Printing of prospectuses and SAIs	377
Branch network costs allocated and interest expense	21,030
Service fees paid to financial advisors	3,552
PACE Global Real Estate Securities Investments
Class A
Marketing and advertising	$47,194
Amortization of commissions	258
Printing of prospectuses and SAIs	669
Branch network costs allocated and interest expense	21,002
Service fees paid to financial advisors	3,433
Class C
Marketing and advertising	$2,323
Amortization of commissions/distribution fees paid to financial advisors	713
Printing of prospectuses and SAIs	30
Branch network costs allocated and interest expense	925
Service fees paid to financial advisors	105
PACE Alternative Strategies Investments
Class A
Marketing and advertising	$393,750
Amortization of commissions	670
Printing of prospectuses and SAIs	1,312
Branch network costs allocated and interest expense	280,238
Service fees paid to financial advisors	57,552

Class B
Marketing and advertising	$52
Amortization of commissions	535
Printing of prospectuses and SAIs	0
Branch network costs allocated and interest expense	40
Service fees paid to financial advisors	8
Class C
Marketing and advertising	$44,808
Amortization of commissions/distribution fees paid to financial advisors	27,318
Printing of prospectuses and SAIs	154
Branch network costs allocated and interest expense	31,863
Service fees paid to financial advisors	6,177

"Marketing and advertising" includes various internal costs allocated by UBS Global AM (US) to its effort at distributing the funds shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS Global AM (US). "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various departments involved in the distribution of the funds shares, including the retail branch system of UBS Financial Services Inc., the primary dealer for the funds' shares during this period, and "service fees paid to financial advisors" represents compensation paid by UBS Financial Services Inc. to its financial advisors.

In approving the overall system of distribution for each fund, the board considered several factors, including that the multiple class structure would permit sales of fund shares outside the PACE Program and would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the funds' shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

In approving the Class A Plan, the Class B Plan and the Class C Plan, the board considered all the features of the distribution system and the anticipated benefits to the funds and its shareholders. With regard to each Plan, the board considered (1) the conditions under which different combinations of initial sales charges, deferred sales charges, service fees and distribution fees and/or deferred sales charges would be imposed and the amount of such charges, (2) the belief of UBS Global AM (US) that the different combinations of initial sales charges, deferred sales charges, service fees and distribution fees would be attractive to dealers and financial advisors, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by UBS Global AM (US), (5) the services provided by dealers pursuant to each dealer agreement with UBS Global AM (US) and (6) the shareholder service-related and where applicable, distribution-related expenses and costs of UBS Global AM (US). With respect to the Class B Plan, the board members also recognized that the willingness of UBS Global AM (US) to compensate dealers without the concomitant receipt by UBS Global AM (US) of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

With respect to each Plan, the board considered all compensation that UBS Global AM (US) would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and deferred sales charges. The board also considered the benefits that would accrue to UBS Global AM (US) under each Plan in that UBS Global AM (US) or an affiliate would receive service, distribution, management and administration fees that are calculated based upon a percentage of the average net assets of a fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

Under the Principal Underwriting Contract between the Trust and UBS Global AM (US) for the Class A and Class C shares for the periods set forth below, UBS Global AM (US) earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to dealers, primarily UBS Financial Services Inc.

	For the years ended July 31,
Fund	2010	2009	2008
PACE Government Securities Fixed Income Investments
Class A
Earned	$28,944	$14,830	$14,750
Retained	3,928	2,151	1,904
Class C
Earned	0	0	0
Retained	0	0	0
PACE Intermediate Fixed Income Investments
Class A
Earned	6,231	9,833	8,214
Retained	720	1,217	981
Class C
Earned	0	0	0
Retained	0	0	0
PACE Strategic Fixed Income Investments
Class A
Earned	44,799	36,287	14,249
Retained	6,514	3,633	997
Class C
Earned	0	0	0
Retained	0	0	0
PACE Municipal Fixed Income Investments
Class A
Earned	40,861	16,922	37,454
Retained	5,977	2,688	3,541
Class C
Earned	0	0	0
Retained	0	0	0

	For the years ended July 31,
Fund	2010	2009		2008
PACE International Fixed Income Investments
Class A
Earned	$10,526	$9,355		$39,254
Retained	1,403	1,224		3,847
Class C
Earned	0	0		0
Retained	0	0		0
PACE High Yield Investments
Class A
Earned	69,150	11,165		0
Retained	8,994	1,701		0
Class C
Earned	0	0	*	N/A
Retained	0	0	*	N/A
PACE Large Co Value Equity Investments
Class A
Earned	5,170	8,498		28,494
Retained	707	1,074		2,967
Class C
Earned	0	0		0
Retained	0	0		0
PACE Large Co Growth Equity Investments
Class A
Earned	3,903	4,986		25,217
Retained	459	503		2,661
Class C
Earned	0	0		0
Retained	0	0		0

*  For the period January 21, 2009 (commencement of operations) through July 31, 2009.

	For the years ended July 31,
Fund	2010	2009	2008
PACE Small/Medium Co Value Equity Investments
Class A
Earned	$3,800	$1,393	$10,020
Retained	432	175	1,213
Class C
Earned	0	0	0
Retained	0	0	0
PACE Small/Medium Co Growth Equity Investments
Class A
Earned	1,452	2,015	10,995
Retained	213	280	1,334
Class C
Earned	0	0	0
Retained	0	0	0
PACE International Equity Investments
Class A
Earned	4,112	4,180	22,072
Retained	504	538	2,351
Class C
Earned	0	0	0
Retained	0	0	0
PACE International Emerging Markets Equity Investments
Class A
Earned	2,544	9,032	44,990
Retained	261	1,656	4,026
Class C
Earned	0	0	0
Retained	0	0	0

	For the years ended July 31
Fund	2010	2009	2008
PACE Global Real Estate Securities Investments
Class A
Earned	$3,405	$410	$7,521
Retained	408	51	1,042
Class C
Earned	0	0	0
Retained	0	0	0
PACE Alternative Strategies Investments
Class A
Earned	3,640	4,447	78,007
Retained	372	651	9,233
Class C
Earned	0	0	0
Retained	0	0	0

UBS Global AM (US) earned and retained deferred sales charges paid upon certain redemptions of shares for the fiscal year ended July 31, 2010 as set forth below.

Fund	Class A	Class B	Class C
PACE Government Securities Fixed Income Investments	$413	$1,000	$1,181
PACE Intermediate Fixed Income Investments	—	223	1,137
PACE Strategic Fixed Income Investments	—	510	437
PACE Municipal Fixed Income Investments	—	—	122
PACE International Fixed Income Investments	—	488	—
PACE High Yield Investments	—	—	1,146
PACE Large Co Value Equity Investments	—	348	261
PACE Large Co Growth Equity Investments	—	355	78
PACE Small/Medium Co Value Equity Investments	8	20	18
PACE Small/Medium Co Growth Equity Investments	—	85	56
PACE International Equity Investments	—	231	—
PACE International Emerging Markets Equity Investments	—	122	—
PACE Global Real Estate Securities Investments	114	—	—
PACE Alternative Strategies Investments	—	73	516

UBS Global AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, "Financial Intermediaries") that engage in selling efforts on behalf of the funds, subject to the internal policies and procedures of UBS Global AM (US). The source of such payments may come from 12b-1 fees collected from a fund and/or from UBS Global AM (US)'s own resources (including through transfers from affiliates). Payments made out of UBS Global AM (US)'s own resources are often referred to as "revenue sharing". Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or "trail" fees for servicing shareholder accounts). Revenue sharing payments are negotiated by UBS Global AM (US) and may also be based on such other factors as the Financial Intermediary's ability to attract and retain assets, the quality and quantity of the services provided by the Financial Intermediary, the Financial Intermediary's relationship with UBS Global AM (US) or the reputation of the Financial Intermediary.

Revenue sharing payments are made by UBS Global AM (US) out of its own resources (and not out of fund assets). The value of a shareholder's investment in a fund and the return on that investment will be unaffected by these revenue sharing payments. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS Global AM. UBS Global AM (US) may pay Financial Intermediaries a finder's fee for a variety of reasons, including (1) where UBS Global AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel.

UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM. UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of fund assets similar to that which a fund otherwise would have paid the funds' transfer agent.

Additional compensation to affiliated dealer. UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares:

•  0.05% of the value (at the time of sale) of Class A, Class B, Class C and Class Y shares of a fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity fund and 0.075% of the value of shares of a fixed income fund that are held in a UBS Financial Services Inc. account at month-end. For purposes of this paragraph, PACE Alternative Strategies is considered an equity fund. These payments do not apply to shares of PACE Money Market Investments.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). As of November 2010, the unaffiliated financial institutions that UBS Global AM (US) anticipates will receive additional compensation (as described in the prospectus) from UBS Global AM (US) or UBS Global AM, from UBS Global AM's own resources, include:

Morgan Stanley Smith Barney LLC ("Morgan Stanley")

With respect to Qualifying Shares, UBS Global AM (US), as per a written agreement between both parties, annually pays Morgan Stanley no more than the greater of (i) 0.20% (20 basis points) of the average daily value of all Qualifying Shares of Funds or (ii) $50,000. Qualifying Shares are defined as those shares of the funds (i) in Morgan Stanley accounts and (ii) where Morgan Stanley is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non taxable fee-based advisory programs offered by Morgan Stanley and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

In addition, the parties have negotiated a new agreement with respect to Qualifying Shares which will alter the additional compensation paid to Morgan Stanley in the near future. The additional compensation that will be paid for Qualifying Shares will then also include those shares of the funds (i) in Citigroup Global Markets Inc. accounts and (ii) where Citigroup Global Markets Inc. is designated by purchasers as broker-dealer of record. The additional compensation will be paid annually up to 0.13% (13 basis points) on assets or a minimum of $125,000.00 per year.

With respect to Fee Based Shares, UBS Global AM (US), as per a written agreement between both parties, pays Morgan Stanley quarterly at the annual rate of 0.03% (3 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the funds (i) in Morgan Stanley accounts and (ii) where Morgan Stanley is designated by purchasers on the funds' records as broker-dealer of record and (iii) held in fee-based advisory programs offered by Morgan Stanley to taxable accounts but do not include money market shares, or shares, if any, held in non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares.

The Smith Barney Channel of Morgan Stanley Smith Barney LLC & Citigroup Global Markets Inc. (all fee-based investment advisory programs, the "Programs")

For the Smith Barney Channel of Morgan Stanley Smith Barney LLC & Citigroup Global Markets Inc. Programs, UBS Global AM (US), as per a written agreement between both parties, pays quarterly at the annual rate up to 0.35% (35 basis points) of the average daily net assets value of all client assets (whether retirement or non-retirement) invested in the funds.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS Global AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the funds for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the funds and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by UBS Global AM to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares. "Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

Bank line of credit.  Each fund, other than PACE Money Market Investments and PACE Large Co Growth Equity Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the funds at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the funds have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. For the fiscal year ended July 31, 2010, the following funds had borrowings:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Weighted average annualized interest rate	Interest expense
PACE Government Securities Fixed Income Investments	$8,352,342	4	1.158%	$1,075
PACE Intermediate Fixed Income Investments	1,263,169	3	1.130	119
PACE International Equity Investments	2,873,473	6	0.672	322
PACE International Emerging Markets Equity Investments	1,638,575	81	0.857	3,159
PACE Alternative Strategies Investments	2,097,849	10	0.837	488

PACE Large Co Growth Equity Investments participates with other funds advised by UBS Global AM in a $75 million committed credit facility with JP Morgan Chase Bank ("JP Morgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the fund at the request of shareholders and other temporary or emergency purposes. Under the JP Morgan Chase Bank Facility arrangement, the fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JP Morgan Chase Bank Facility. The funds borrow at prevailing rates in effect at the time of borrowing. For the year ended July 31, 2010, the fund did not borrow under the JP Morgan Chase Bank Facility.

Proxy voting policies and procedures. The Trust's board believes that the voting of proxies on securities held by a fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to each fund's investment advisor, subject to the continuing oversight of the board. Following is a summary of the proxy voting policy of each investment advisor to each fund.

You may obtain information about the funds' proxy voting decisions, without charge, online on the funds' Web site (http://www.ubs.com/ubsglobalam-proxy) or on the EDGAR database on the SEC's Web site (http://www.sec.gov) for the most recent 12-month period ending June 30 for which an SEC filing has been made.

PACE Money Market Investments—UBS Global AM

UBS Global AM's proxy voting policy is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

PACE Intermediate Fixed Income Investments—BlackRock Financial Management, Inc.

The fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the fund's board. The fund expects BlackRock and its affiliates to vote proxies related to the fund's portfolio securities for which the fund has voting authority consistent with the fund's best interests. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the fund's proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations.

Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that BlackRock's continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder.

BlackRock's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. With respect to voting proxies of non-US companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of the Fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock's policy in all cases is to vote proxies based on its clients' best interests and not the product of the conflict.

BlackRock has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock's guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting Policy.

Routine matters. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

Social issues. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

Financial/corporate issues. BlackRock will generally vote in favor of proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

PACE Municipal Fixed Income Investments—Standish Mellon Asset Management Company LLC (The Bank of New York Mellon)

Standish Mellon Asset Management Company LLC ("Standish"), through its participation on BNY Mellon's Proxy Policy Committee ("PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of client accounts over which it has been delegated the authority to vote proxies.

Standish recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best financial and economic interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best financial and economic interests of the fund and its shareholders.

Standish seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Standish and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Standish or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Standish's and its affiliates' discretion.

All proxies received by Standish are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon's or Standish's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. With regard to voting proxies of foreign companies, Standish weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue, including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

Standish will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Standish will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

PACE International Fixed Income Investments—Rogge Global Partners plc.

Rogge Global Partners plc. Rogge Global Partners plc ("Rogge Global Partners") offers global fixed income investment management to institutional investors. As a fixed income manager, it is highly unlikely Rogge Global Partners would purchase equity securities on behalf of its clients. If Rogge Global Partners were to receive equity securities, such as through an offering related to convertible securities it holds, Rogge Global Partners would normally sell them.

If Rogge Global Partners were to hold a security of a company that was soliciting proxies, Rogge Global Partners assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans under the Employee Retirement Income Securities Act (ERISA), Rogge Global Partners acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Rogge Global Partners has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy voting guidelines. Rogge Global Partners acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client's custodian notifies Rogge Global Partners of a proxy that requires voting on behalf of a client, Rogge Global Partners will vote the proxy in accordance with these guidelines. The guidelines have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices.

Rogge Global Partners has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. The Head of Compliance will report to Rogge Global Partners' principal executive officer any attempts by outside parties or others at Rogge Global Partners who attempt to unduly influence Rogge Global Partners to vote proxies. Attempts made by the principal executive officer will be reported to Rogge Global Partners' Board.

These guidelines are not rigid policy positions. Rogge Global Partners will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. There may be occasions when Rogge Global Partners determines that not voting a proxy may be more in the best interest of clients, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Rogge Global Partners may change these guidelines from time to time without providing notice of these changes to its clients.

Management proposals. In general, it is Rogge Global Partners' intention to vote on proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

•  Election of directors when there is not an opposition slate

•  Ratification of appointment of auditors

•  Amendments to the Certificate of Incorporation regarding director liability

•  Amendments pertaining to employee stock option plans or awards, when such plans or awards do not constitute more than 2% of all outstanding stock.

Shareholder proposals. At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Rogge Global Partners will generally vote against proposals motivated by political, ethical or social concerns. Rogge Global Partners will examine each issue solely from an economic perspective and, at times, will vote with management in opposition to shareholder resolutions which could negatively impact the corporation's ability to do business. However, Rogge Global Partners will generally support the following shareholder initiatives concerning the maximization of shareholder value:

•  Against management sheltering 'poison pills' which effectively lower the value of the shares

•  Against the payment of 'greenmail'

•  Against staggered terms for the board of directors

•  For qualified dissident candidates for seats on the board when the entrenched directors have clearly not enhanced shareholder value

•  For cumulative voting policies in electing the board of directors

•  For confidential voting in electing the board of directors

Conflicts of interest. Occasions may arise during the voting process in which a client's best interest conflicts with Rogge Global Partners' interests. A conflict of interest may exist, for example, if Rogge Global Partners has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but it not limited to, employees serving as a director of the company or Rogge Global Partners managing a company's pension fund. If a conflict of interest exists, Rogge Global Partners will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

Voting process. Rogge Global Partners has charged the firm's Head of Compliance with responsibility for acting as liaison with clients' custodian banks and assisting in the coordination and voting of proxies. After the Head of Compliance is notified of a proxy that requires voting, he will review the proxy and make a voting proposal to the Proxy Voting Committee in-line with these procedures. The Proxy Voting Committee is comprised of the Head of Compliance and any one director/portfolio manager. In the event the committee cannot reach agreement, all of Rogge Global Partners' director/portfolio managers will be consulted. The Head of Compliance is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

Recordkeeping. Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Rogge Global Partners will maintain the following records for five years in an easily accessible place, the first two years in its office:

•  Rogge Global Partners' proxy voting policies and procedures

•  Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Rogge Global Partners)

•  Records of votes cast on behalf of clients

•  Records of written client requests for voting information

•  Records of written responses from Rogge Global Partners to both written and verbal client requests

•  Any other documents prepared that were material to Rogge Global Partners' decision to vote a proxy or that memorialized the basis for the decision.

Obtaining a voting proxy report. Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by call Rogge Global Partners' Head of Compliance at 44-207-842-8416.

PACE High Yield Investments—MacKay Shields LLC

MacKay Shields LLC. The fund has formally delegated to its investment advisor, MacKay Shields LLC ("MacKay Shields"), the ability to make all proxy voting decisions in relation to portfolio securities held by the fund. MacKay Shields has adopted proxy voting policies and procedures designed to ensure that where clients have delegated proxy voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses Institutional Shareholder Services ("ISS") as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shield's Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict.

The portfolio manager submits the form to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no conflict exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shield's Compliance Committee. If MacKay Shield's General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay Shield's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances.

The following examples illustrate MacKay Shield's guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the guidelines, and whether MacKay Shields supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Board of directors. MacKay Shields will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. Also, MacKay Shields withholds votes from "over-boarded" CEO directors (CEO directors who serving on more than three boards) or directors who sit on more than six public boards. In a contested election of directors, MacKay Shields will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. MacKay Shields generally supports proposals to fix the board size, proposals to repeal classified boards or elect all directors annually. MacKay Shields generally supports proposals to fix the board size or designate a range for the board size. However, MacKay Shields will vote against management's ability to alter the size of the board outside of a specified range without shareholder approval. In addition, MacKay Shields supports proposals to repeal classified boards and elect all directors annually. MacKay Shields also supports proposals seeking that a majority or more of the board be independent. MacKay Shields generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

Antitakeover defenses and voting related issues. MacKay Shields generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. MacKay Shields generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. MacKay Shields generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

Capital structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. MacKay Shields will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. MacKay Shields will vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain. MacKay Shields will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

Executive and director compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, MacKay Shields will support proposals seeking additional information regarding compensation, but will vote against proposals that set absolute levels on compensation or dictate the amount or form of compensation. MacKay Shields will support withholding votes from Compensation Committee members if the company has poor compensation practices.

PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Investment Management, LLC and Westwood Management Corp.

Institutional Capital LLC. Institutional Capital LLC's proxy voting policies generally provide that the firm's proxy committee will oversee the operation of the proxy voting policies and that the analyst who follows the company will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts. Institutional Capital LLC has adopted proxy voting guidelines that may be employed when considering how to vote proxies. Proxy solicitations that might involve a conflict of interest between Institutional Capital LLC and client interests will be handled by the proxy committee in one of the following ways:

1.  Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on Institutional Capital LLC's part;

2.  Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.  Disclose the conflict to the client and obtain the client's direction to vote the proxies.

Pzena Investment Management, LLC. Under Pzena Investment Management, LLC's ("Pzena") current Proxy Voting Policies and Procedures (the "Proxy Voting Policy"), each proxy that comes to Pzena to be voted is evaluated on the basis of what is in the best interest of the clients. Pzena deems the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health and stability).

In evaluating proxy issues, Pzena relies on ISS Governance Services (now known as RiskMetrics Group) ("RiskMetrics"), a third-party service provider, to identify factual issues of relevance and importance. Pzena also uses information gathered as a result of the in-depth research and on-going company analyses performed by its investment team in making buy, sell and hold decisions for its client portfolios. This process includes periodic meetings with senior management of portfolio companies. Pzena also may consider information from other sources, including the management of a company presenting a proposal, shareholder groups and other independent proxy research services.

Unless a particular proposal or the particular circumstances of a company suggest otherwise, proposals regarding the following issues generally shall be voted in accordance with written voting guidelines that have been formulated by Pzena's Proxy Voting Committee: election of directors; composition of audit, nomination and compensation committees; separation of Chairman and CEO positions; appointment of auditors; employee incentive programs; financings; acquisitions; stock splits; increases in shares of capital stock; social issues; anti-takeover measures; classified boards; director or auditor conflicts; changes in shareholders' rights; supermajority votes for business combinations; and open-ended "other business" questions. The Proxy Voting Committee consists of Pzena's Co-Directors of Research, its Chief Compliance Officer and at least one Portfolio Manager (who represents the interests of all Pzena's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The Proxy Voting Committee also is responsible for reviewing Pzena's proxy voting policies, procedures and guidelines at least annually, and for making such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

The Proxy Voting Policy also contains provisions dealing with the detection and resolution of conflicts of interest. With respect to proxies of portfolio companies, Pzena has identified the following potential conflicts of interest:

•  Where Pzena manages the assets of a publicly traded company and also holds that company's or an affiliated company's securities in one or more client portfolios;

•  Where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios;

•  Where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and

•  Where a Pzena officer, director or employee, or an immediate family member thereof, is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.

The Proxy Voting Policy provides for various methods of dealing with these and any other conflict scenarios subsequently identified by Pzena, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of RiskMetrics where a conflict exists.

Under the Proxy Voting Policy, proxies for securities on loan through securities lending programs will generally not be voted, as Pzena's clients control these securities lending decisions. The Proxy Voting Policy also provides that votes may not be changed once submitted unless such change is approved in writing by both the Chief Compliance Officer and the Co-Directors of Research.

The Proxy Voting Policy requires Pzena to maintain, or cause to be maintained, certain records regarding proxies, including:

•  Copies of Pzena's proxy voting policies and procedures, and any amendments thereto;

•  Copies of any proxy materials received by Pzena for client securities. These may be in the form of the proxy packages received from each company and/or RiskMetrics, or downloaded from EDGAR, or any combination thereof;

•  The vote cast for each proposal overall, as well as by account;

•  Records of any correspondence regarding specific proxies and the voting thereof;

•  Records of any reasons for deviations from broad voting guidelines;

•  Copies of any document created by Pzena that was material to making a decision on how to vote proxies or that memorializes the basis of that decision;

•  A record of proxies that were not received, and what actions were taken to obtain them; and

•  Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom Pzena has proxy voting authority, containing information they need to (i) satisfy their annual reporting obligations pursuant to Rule 30b-1-4 under the Investment Company Act, and (ii) complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

The Proxy Voting Policy also requires that Pzena send a copy of the Policy to each prospective client, and to include Proxy Voting Policy disclosures in its Form ADV. At a minimum, such Form ADV disclosures are to include an explanation of how to request copies of the Proxy Voting Policy, as well as any other disclosures required by Rule 206(4)-6 under the Investment Advisers Act of 1940.

The Proxy Voting Policy also contains provisions on how Pzena personnel shall handle corporate actions. Under the Proxy Voting Policy, Pzena is obligated to work with the clients' custodians regarding pending corporate actions. Corporate action notices received from Pzena's portfolio accounting system and/or from one or more custodians are required to be directed to Pzena's Operations personnel, who will check the records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel are responsible for confirming that Pzena has received a response form for each affected client account before the response date. The Research Analyst covering the company is then informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst consults with the firm's Co-Chief Investment Officer and applicable Portfolio Manager when making this determination. Once determined, the response is then communicated by fax back to the custodians by Pzena's Operations personnel. Pzena's Operations personnel also will check the company's Web site for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in Pzena's portfolio management system. If the action results in accounts owning fractional shares of a security, those shares will be sold off using the price per whole share found on the Web site. All faxes, notes and other written materials associated with the corporate action are required to be kept together in a folder.

The Proxy Voting Policy specifically states that Pzena shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. The Proxy Voting Policy obligates Pzena to forward to all affected clients and former clients any important class action or other litigation information received by Pzena. This does not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information, but does include any proof of claims forms, payment vouchers and other similar items.

Westwood Management Corp. Westwood Management Corp. ("Westwood") has engaged Broadridge for proxy voting services and Glass Lewis for proxy research for its clients. Broadridge is a leading provider to the global financial industry for full-service proxy support. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, Westwood agrees with the recommendations of Glass Lewis, however, ballots are reviewed bi-monthly by Westwood's analysts and Westwood may choose to vote differently than Glass Lewis if it believes it is in the best interest of its clients.

With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of its clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

Westwood will identify any conflicts of interests between the interests of itself and the client. If a material conflict exists, Westwood will determine whether it is appropriate to inform the affected client or to address the issue by voting consistent with the independent third party Glass Lewis recommendation. Westwood will maintain a record of the resolution of any proxy voting conflict of interest.

With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of its clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

Clients may request a complete copy of Westwood's proxy voting policies and procedures by contacting their representative or the firm's CCO.

PACE Large Co Growth Equity Investments—Marsico Capital Management, LLC, Wellington Management Company, LLP, Delaware Management Company and Roxbury Capital Management, LLC It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM's clients, as summarized here.

•  MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

•  In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

•  MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous advisor, unsupervised securities held in a client's account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

•  In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, by voting the proxies as recommended by an independent service provider or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

•  MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

•  MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

Wellington Management Company, LLP.  The fund has granted to Wellington Management Company, LLP ("Wellington Management") the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policy and Procedures. Wellington Management's Corporate Governance Committee is responsible for the review and oversight of the firm's Global Proxy Policy and Procedures. The Corporate Governance Group within Wellington Management's Investment Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. The fund's portfolio manager has the authority to determine the final vote for securities held in the fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of the fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

Delaware Management Company. If and when proxies need to be voted on behalf of the fund, Delaware Management Company ("Delaware") will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Delaware has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Delaware's proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Delaware to vote proxies in a manner consistent with the goal of voting in the best interests of the fund.

In order to facilitate the actual process of voting proxies, Delaware has contracted with Institutional Shareholder Services ("ISS"), a subsidiary of RiskMetrics Group ("RiskMetrics", which is a subsidiary of MSCI Inc.), to analyze proxy statements on behalf of the fund and other Delaware clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the fund, ISS will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Delaware will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Delaware will also vote against management's recommendation when it believes that such position is not in the best interests of the fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

Delaware has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Delaware receives on behalf of the fund are voted by ISS in accordance with the Procedures. Because almost all fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Delaware to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Delaware during the proxy voting process. In the very limited instances where Delaware is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Delaware or affiliated persons of Delaware. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund.

Roxbury Capital Management, LLC. The fund has delegated to Roxbury the authority to vote proxies on its behalf with respect to the assets managed by Roxbury. In exercising its voting obligations, Roxbury is guided by general fiduciary principles. Roxbury believes that it must act prudently, solely in the interest of the fund, and for the purpose of providing benefits to the fund. Roxbury will consider the factors that could affect the value of the fund's investment in its determination on a vote. Roxbury has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Roxbury's proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for the fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

For example, Roxbury (i) supports policies that allow for strong corporate governance, including a majority of independent directors, and key committees that are chaired by independent board directors; (ii) supports executive and director compensation policies that appropriately align management incentives with creating long-term shareholder value; (iii) opposes policies that weaken shareholders' rights in the event of proposed mergers and acquisitions and (iv) opposes poison pills and supermajority voting requirements.

Roxbury's proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, Roxbury will submit a separate report to the fund's board or its delegate indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

PACE Small/Medium Value Co Equity Investments—Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC and Systematic Financial Management, L.P.

Buckhead Capital Management, LLC. Buckhead Capital Management, LLC ("Buckhead") has the fiduciary obligation to, at all times, place the best interest of advisory clients as the sole consideration when voting proxies of portfolio companies. Although general proxy voting policies are stated in this section, Buckhead retains the right to vote proxies as it deems appropriate.

Because of the limited scope of the business of Buckhead, Buckhead does not expect conflicts between the interests of Buckhead and those of its clients with respect to voting proxies to arise frequently. If proxies are being solicited with respect to an issuer that currently or periodically represents more than 1% of Buckhead's revenues or expenses, however, the proxy generally is referred to Buckhead's chief compliance officer for review and approval before the proxy is voted.

Buckhead generally votes with management's recommendation when client accounts hold a de minimus number of shares (less than 100 shares).

As a general rule, Buckhead votes against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of the shareholders' investments.

The following is a partial list of issues that require special attention under Buckhead's proxy voting policy: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholders rights. In addition to the foregoing, the following are strict requirements, unless prior written approval of Buckhead's chief compliance officer is obtained:

•  Buckhead shall not engage in conduct that involves an attempt to change or influence the control of a public company;

•  Buckhead will not announce its voting intentions and the reasons therefore;

•  Buckhead shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder; and

•  All communications with portfolio companies or fellow shareholders shall be for the sole purpose of expressing and discussing Buckhead's concerns for its advisory clients' (plan participants and beneficiaries in the case of ERISA accounts) interests and not for an attempt to influence the control of management.

Proxy committee—A proxy committee is established of two or more members of the firm. This committee is responsible for the overall administration of the proxy voting process and the development and amendment of proxy voting guidelines. The proxy committee may utilize the services of outside professionals to assist in its analysis of voting issues and the development of the proxy voting guidelines, or in the actual voting of proxies.

Proxy voting process—Proxy vote recommendations are made by a member of an investment team. Proxy issues will be voted in accordance with the judgment of the investment team member, taking into account the general policies outlined above, the more detailed policies outlined in the proxy voting guidelines, and the circumstances underlying each proxy issue.

Proxy administrator—An individual is appointed by the proxy committee to serve as proxy administrator. The proxy administrator receives and sorts proxy material. Once a decision has been reached as to how to vote the issues presented on a particular proxy, the proxy administrator processes the proxy forms/cards and votes accordingly. The proxy administrator also is responsible for maintaining an adequate recordkeeping system for the proxy voting activities.

Metropolitan West Capital Management, LLC. Metropolitan West Capital Management, LLC ("MetWest Capital") will vote all proxies or act on all other actions received in a timely manner as part of its full discretionary authority over the portion of the fund's assets under its management, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in the fund's best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting in a manner consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interests of clients. MetWest Capital's Chief Investment Officer or designee is ultimately responsible for monitoring corporate developments and voting proxies in the best interests of clients.

Where a proxy proposal raises a material conflict of interest between the interests of MetWest Capital and its clients, MetWest Capital will vote in accordance with the guidelines where MetWest Capital does not have discretion to deviate from the guidelines. Alternatively, MetWest Capital will obtain voting direction from an independent third party or disclose the conflict of interest to the client and abstain from voting or obtain client consent prior to voting the securities. There may also be a variety of corporate actions or other matters for which shareholder action is required or solicited and with respect to which MetWest Capital may take action that it deems appropriate in its best judgment, except to the extent otherwise required by agreement with the client. These actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions. When voting proxies or acting on corporate actions for clients, MetWest Capital's utmost concern is that all decisions be made solely in the best interest of its clients. MetWest Capital will act in a prudent and diligent manner intended to enhance the economic value of the assets of its clients' accounts.

By written request to MetWest Capital, a client may obtain a copy of its proxy voting policies and procedures and/or information on how it has voted proxies with respect to the client's securities.

Systematic Financial Management, L.P.  Systematic Financial Management, L.P. ("Systematic") has adopted written proxy voting polices and has retained RiskMetrics Group, an independent proxy-voting agent ("agent"). Systematic generally follows the agent's proxy voting guidelines when voting proxies. The adoption of the agent's proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. Systematic's proxy voting committee convenes as necessary. Issues reviewed by the committee may include the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest or to review its voting policies and procedures.

Voting guidelines—Systematic maintains four sets of proxy voting guidelines, one based on the American Federation of Labor and Congress of Industrial Organizations polices for Taft-Hartley plan sponsors, another for clients with socially responsible investing guidelines, another for public plans and the last being a general policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account's proxies. In instances where a client does not select a voting policy, Systematic will apply the general proxy voting policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that Systematic has decided to sell, proxies issued for securities that Systematic did not select for a client portfolio (such as securities selected by a client or a previous advisor, unsupervised securities held in a client's account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action).

Systematic may be unable to vote or otherwise process proxy ballots that are not timely received due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not timely received by Systematic and/or its proxy voting vendor.

Share blocking—In general, unless otherwise directed by a client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of Systematic's agent. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic's ability to trade securities held in client accounts in "share blocking" countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

PACE Small/Medium Co Growth Equity Investments—Copper Rock Capital Partners, LLC, Palisade Capital Management, L.L.C. and Riverbridge Partners, LLC

Copper Rock Capital Partners, LLC. Copper Rock will vote proxies on behalf of its segment of the fund pursuant to its Proxy Voting Policy. Copper Rock acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Copper Rock has retained Institutional Shareholder Services ("ISS") to research and vote proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies helps ensure that Copper Rock votes in the best interest of its clients and insulates Copper Rock's voting decisions from potential conflicts of interest.

Copper Rock has adopted the proxy voting policies developed by ISS. The policies have been developed based on ISS's independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value. Pursuant to these policies, proposals introduced by company management will generally be voted in accordance with management's recommendations on the following types of routine management proposals: (i) election of directors (uncontested); (ii) approval of independent auditors; (iii) executive compensation plans; and (iv) routine corporate structure, share issuance, allocations of income, scrip dividend proposals, increases in capital or par value, and share repurchase plans. At times, shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Proxies will generally be voted against shareholder proposals motivated by political, ethical or social concerns. Such proposals will be examined solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. The following are examples of proposals that are voted on a case-by-case basis: (i) reorganizations/restructurings; (ii) amendments to the articles of association; (iii) non-executive director compensation proposals (cash and share based components); (iv) increasing borrowing powers; and (v) debt issuance requests.

Copper Rock also reserves the right to override ISS vote recommendations under certain circumstances. Copper Rock will only do so if it believes that changing such vote is in the best interest of clients. All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the ISS recommendation.

Copper Rock has appointed the manager of its operations to act as proxy coordinator. The proxy coordinator interacts with ISS, ensuring proxies for which Copper Rock is responsible to vote are forwarded to ISS and overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis.

Occasions may arise during the voting process in which the best interest of clients conflicts with that of Copper Rock. In these situations, ISS will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and ISS before such conflict of interest existed. Conflicts of interest generally include (i) Copper Rock's having had a substantial business relationship with, or actively soliciting business from, a company soliciting proxies; or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients. If Copper Rock determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Palisade Capital Management, L.L.C.  Voting Client Proxies. Palisade Capital Management, L.L.C. ("Palisade") undertakes to ensure that all proxies will be voted in a manner consistent with the best interests of the shareholders. To assist it in carrying out this policy, Palisade has engaged the services of Institutional Shareholder Services ("ISS"). ISS provides research on each issue, along with its proxy voting recommendation. The recommendation is formulated in accordance with the ISS guidelines ("ISS Guidelines"), which Palisade has adopted as a general policy. The ISS research and recommendation are then forwarded to the portfolio manager and the respective analyst covering the company holding the shareholder meeting. The portfolio manager and analyst then make an independent decision whether or not to vote in accordance with the ISS recommendation, generally giving weight to the views of management of the company holding the shareholder meeting, with overriding consideration given to the fund's stated guidelines on the issue, if any.

Palisade has elected a "Mandatory Sign-Off" procedure so that Palisade must review each issue before voting. However, if no sign-off is received by ISS before the voting deadline, ballots will be voted in accordance with the vote recommendation provided by ISS. Palisade's compliance team is responsible for monitoring receipt of ISS's research and recommendations, and for ensuring that the votes are submitted in a timely manner.

Palisade endeavors to adhere to the ISS Guidelines when voting proxies. However, situations may arise where the portfolio manager and analyst believe that it is in the best interest of fund's shareholders to vote the proxy in a manner contrary to the applicable ISS Guideline. In these instances, the proposed resolution will be brought to the attention of Palisade's Investment Policy Committee ("IPC"). The IPC is comprised of the senior investment professionals of Palisade. A brief memorandum explaining the vote and the reasons for the proposed voting decision will be provided to the IPC.

A conflict of interest may arise where Palisade has knowledge of a situation where any of Palisade, its members, employees, or one of its affiliates would enjoy a special or increased benefit from casting its vote in a particular way. A conflict will be presumed to be non-material unless it potentially affects at least 1% of Palisade's annual revenue. Palisade considers itself unlikely, as a firm, to experience a material conflict of interest in how it votes proxies. If a material conflict of interest does arise, however, ISS will be solely responsible for determining how to vote the proxy based upon the ISS Guidelines or the fund's specific guidelines and the override procedure described above will not apply. Should this be impractical, an independent third party will be engaged to determine how to vote the proxy. If a conflict arises which is non-material, an ISS recommendation may be overridden using the procedures described above; provided, however, that the IPC and compliance team will consider the conflict in determining whether to approve the proposed override. Any conflict of interest, whether or not material, will be documented and submitted by Palisade for the fund's proxy records. A Material Conflict of Interest Form will be completed and an ISS certification and statement will be attached. The form will be forwarded for presentation to the board at the next regular board meeting after such material conflict of interest occurs.

Riverbridge Partners, LLC. It is the policy of Riverbridge Partners, LLC ("Riverbridge") to vote all proxies for the exclusive benefit of the accounts whose assets it manages. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations.

The purposes of Riverbridge's proxy voting procedures is to ensure that Riverbridge fulfills its responsibilities to clients in connection with the analysis of proposals submitted by corporate management and others to shareholders for approval, and properly executes and delivers proxy ballots in connection therewith.

Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, Riverbridge will generally be expected to vote against proposals approving classified boards of directors, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options, and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control. Riverbridge will cast votes solely in the interest of maximizing assets over the long term for social and corporate responsibility issues.

In the above-indicated situations and those of similar import to shareholders, Riverbridge's Investment Team will be responsible for making the decision on how securities will be voted in Riverbridge's model portfolios. Riverbridge may utilize the services of a proxy research firm. Securities in client accounts that are not held in Riverbridge's model portfolios will be voted based on recommendations received by an outsourced proxy research firm. Their recommendations will be based on Riverbridge's proxy voting guidelines.

In the rare case that Riverbridge may face a conflict of interest (such as voting on a security held in a company where Riverbridge also manages that company's pension assets), Riverbridge will vote solely in the interest of maximizing account value over the long term. If a conflict occurs, Riverbridge will record the security involved, the basis for the conflict and Riverbridge's proxy votes as they relate to this security.

The Investment Team will identify any material conflicts of interest that exist. Examples of potential conflicts include: Riverbridge manages money for a pension fund of a corporation and also invests in the security of that corporation; an officer or director of a corporation in which Riverbridge invests is also a client of Riverbridge; a principal of Riverbridge has a personal relationship with an officer or director of a corporation in which Riverbridge invests that would bias Riverbridge's ability to vote without conflict; Riverbridge has a financial interest in the outcome of a proxy vote. Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.

PACE International Equity Investments—Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc.

Martin Currie, Inc. Martin Currie, Inc. ("Martin Currie") has adopted a Statement of Policies and Procedures for Voting Proxies (the "Policies and Procedures") to ensure compliance with its fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law. The Policies and Procedures do not apply to any client who has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party.

Proxy voting policies. Martin Currie has delegated voting proxies to a third party, RiskMetrics Group, Inc. ("RiskMetrics"). RiskMetrics votes in line with its voting policy, which Martin Currie has reviewed. This policy is in line with Martin Currie's Policies and Procedures. Martin Currie recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of its investment process, it takes into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company. As set out in the Policies and Procedures, it is Martin Currie's general policy to support management of the companies in which it invests, and RiskMetrics, on Martin Currie's behalf, will generally cast votes in accordance with management's proposals. However, Martin Currie reserves the right to depart from this policy in order to avoid voting decisions that it believes may be contrary to its clients' best interests.

The Policies and Procedures also contain proxy voting policies relating to specific issues, such as: the election of directors; the appointment of auditors; changes to a company's charter, articles of incorporation or bylaws; corporate restructurings, mergers and acquisitions; transparency and accountability in corporate governance; proposals regarding social, political and environmental issues; and executive compensation. Martin Currie applies these proxy voting policies flexibly and reserves the right to vote contrary to the policies when it believes they may be contrary to its clients' best interests.

Martin Currie is a global investment manager, and it invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the US or developed countries.

Proxy voting procedures. RiskMetrics is responsible for voting proxies on behalf of Martin Currie. Martin Currie's Middle Office team is responsible for communicating with RiskMetrics, reviewing RiskMetrics's voting policy annually to ensure that it continues to comply with the Policies and Procedures, liaising as required with the Product Managers and/or the Proxy Voting Committee. The Product Managers are still responsible for evaluating proxies and communicating with the Middle Office team if they wish to vote in a manner contrary to the general principles of the Policies and Procedures. The Proxy Voting Committee, which comprises senior investment personnel and representatives of the Legal, Risk & Compliance Team, regularly reviews the proxy policies and considers specific proxy voting matters in certain situations.

Conflicts of interest. Martin Currie recognizes that there is a potential conflict of interest when it votes a proxy solicited by an issuer with whom it has a material business or personal relationship that may affect how it votes on the issuer's proxy. As a third party is voting according to a set voting policy, Martin Currie believes that a conflict of interest will not exist where RiskMetrics votes in accordance with that voting policy. If Martin Currie instructs RiskMetrics to vote contrary to its policy, oversight by the Proxy Voting Committee will ensure that proxies are voted with only its clients' best interests in mind. In order to avoid any perceived conflict of interests, procedures have been established for use when proxy votes are issued by existing clients or where Martin Currie holds a significant voting percentage of the company and where RiskMetrics have been instructed to vote contrary to its voting policy.

Proxies of certain non-US issuers. Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Martin Currie has determined that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. It has therefore taken the decision not to vote in such countries unless the Product Manager specifically wishes to do so.

Availability of policies and procedures. Clients may obtain a copy of the Policies and Procedures by contacting the Client Services Team at Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh

EH1 2ES, Scotland, UK, tel. 011-44-131-229-5252, fax 011-44-131-222-2527 or email clientservices@martincurrie.com.

Mondrian Investment Partners Limited. The fund has formally delegated to its investment advisor, Mondrian Investment Partners Limited, the ability to make all proxy voting decisions in relation to portfolio securities held by the fund. The investment advisor will vote proxies on behalf of the fund pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The investment advisor has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the advisor's proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the investment advisor to vote proxies in a manner consistent with the goal of voting in the best interests of the fund.

In order to facilitate the actual process of voting proxies, the investment advisor has contracted with an independent company, RiskMetrics Group, to use its ISS Governance Services ("ISS") to analyze proxy statements on behalf of the fund and other investment advisor clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for the fund, ISS will create a record of the vote that will be available to stockholders and filed with the SEC on a yearly basis. The Committee is responsible for overseeing ISS's proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the investment advisor will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the investment advisor will also vote against management's recommendation when it believes that such position is not in the best interests of the fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; and (ix) generally vote case-by-case on proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

The investment advisor has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the investment advisor receives on behalf of the fund are voted by ISS in accordance with the Procedures. Because almost all fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the investment advisor to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the investment advisor during the proxy voting process. In the very limited instances where the investment advisor is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the investment advisor or affiliated persons of the investment advisor. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy, or they must vote the proxy in accordance with ISS's original recommendation.

J.P. Morgan Investment Management Inc. As an investment advisor, J.P. Morgan Investment Management Inc. ("J.P. Morgan") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, J.P. Morgan and its affiliated advisors have adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

J.P. Morgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by J.P. Morgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, Gartmore Global Partners, Delaware Management Company and Pzena Investment Management, LLC

Mondrian Investment Partners Limited. The fund has formally delegated to its investment advisor, Mondrian Investment Partners Limited, the ability to make all proxy voting decisions in relation to portfolio securities held by the fund. The investment advisor will vote proxies on behalf of the fund pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The investment advisor has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the advisor's proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the investment advisor to vote proxies in a manner consistent with the goal of voting in the best interests of the fund.

In order to facilitate the actual process of voting proxies, the investment advisor has contracted with an independent company, RiskMetrics Group, to use its ISS Governance Services ("ISS") to analyze proxy statements on behalf of the fund and other investment advisor clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for the fund, ISS will create a record of the vote that will be available to stockholders and filed with the SEC on a yearly basis. The Committee is responsible for overseeing ISS's proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the investment advisor will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the investment advisor will also vote against management's recommendation when it believes that such position is not in the best interests of the fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; and (ix) generally vote case-by-case on proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

The investment advisor has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the investment advisor receives on behalf of the fund are voted by ISS in accordance with the Procedures. Because almost all fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the investment advisor to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the investment advisor during the proxy voting process. In the very limited instances where the investment advisor is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the investment advisor or affiliated persons of the investment advisor. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy, or they must vote the proxy in accordance with ISS's original recommendation.

Gartmore Global Partners. The corporate governance policy of Gartmore Global Partners ("GGP") is intended to give GGP's clients a voice in the companies in which they invest. That voice is being heard when GGP casts its clients' votes at company meetings. This document only summarizes GGP's position and for a fuller understanding reference must be made to GGP's full corporate governance statement

Corporate governance. Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders.

Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. GGP takes into account the corporate cultures of different countries but aims to apply the same principles.

GGP's position. Voting rights are part of the value of an investment and to be used constructively in Gartmore's clients' best interest.

GGP aims to vote at General Meetings of companies in which it invests but recognises the practical difficulties which may prevent this in some markets.

GGP supports good practice in business and endorses the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.

Voting guidelines. Shareholder rights—should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

•  Capital issue and repurchase should be on equal terms to all holders.

•  Decisions on take-over bids are based on the long-term interests of GGP's clients. Anti-take-over devices should not be used to shield management from accountability.

•  Board Structure—there should be sufficient independent non-executives to balance executive management.

•  Chairman and Chief Executive—these significantly different roles should be separated to prevent undue concentration of power within the company.

•  Board Committees—strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

•  Service contracts—should not be of excessive length or used to shield executives who do not perform.

•  Re-election—all directors should be required to stand for re-election at regular intervals, at least every 3 years.

•  Incentive schemes—share based remuneration schemes should be subject to shareholder approval. GGP favours schemes which include challenging performance criteria.

GGP's procedures. GGP has a specialist corporate governance function which is responsible for developing and executing policy on behalf of GGP's clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for an investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating a response to controversial issues.

Where required GGP will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

Conflicts of interest. GGP recognises that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies.

Some of these potential conflicts of interest include, but are not limited to,

•  where GGP (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favour of the management of such a company may harm GGP's (or an affiliate's) relationship with the company;

•  where GGP (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where GGP (or an affiliate) may manage assets for the proponent; or

•  where GGP (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where GGP (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders.

Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long term interests of clients as a whole. These arrangements may include:

•  referring decisions to a senior manager unconnected with the day to day management of the fund concerned;

•  using the advice of an outside body; or

•  approaching clients directly.

In order to avoid even the appearance of impropriety, in the event that GGP (or an affiliate) manages assets for a company, its pension plan, or related entity, GGP will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of its clients.

Delaware Management Company. If and when proxies need to be voted on behalf of the fund, Delaware Management Company ("Delaware") will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Delaware has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Delaware's proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Delaware to vote proxies in a manner consistent with the goal of voting in the best interests of the fund.

In order to facilitate the actual process of voting proxies, Delaware has contracted with Institutional Shareholder Services ("ISS"), a subsidiary of RiskMetrics Group ("RiskMetrics", which is a subsidiary of MSCI Inc.), to analyze proxy statements on behalf of the fund and other Delaware clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the fund, ISS will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Delaware will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Delaware will also vote against management's recommendation when it believes that such position is not in the best interests of the fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

Delaware has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Delaware receives on behalf of the fund are voted by ISS in accordance with the Procedures. Because almost all fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Delaware to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Delaware during the proxy voting process. In the very limited instances where Delaware is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Delaware or affiliated persons of Delaware. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund.

Pzena Investment Management, LLC. Under Pzena Investment Management, LLC's ("Pzena") current Proxy Voting Policies and Procedures (the "Proxy Voting Policy"), each proxy that comes to Pzena to be voted is evaluated on the basis of what is in the best interest of the clients. Pzena deems the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health and stability).

In evaluating proxy issues, Pzena relies on ISS Governance Services (now known as RiskMetrics Group) ("RiskMetrics"), a third-party service provider, to identify factual issues of relevance and importance. Pzena also uses information gathered as a result of the in-depth research and on-going company analyses performed by its investment team in making buy, sell and hold decisions for its client portfolios. This process includes periodic meetings with senior management of portfolio companies. Pzena also may consider information from other sources, including the management of a company presenting a proposal, shareholder groups and other independent proxy research services.

Unless a particular proposal or the particular circumstances of a company suggest otherwise, proposals regarding the following issues generally shall be voted in accordance with written voting guidelines that have been formulated by Pzena's Proxy Voting Committee: election of directors; composition of audit, nomination and compensation committees; separation of Chairman and CEO positions; appointment of auditors; employee incentive programs; financings; acquisitions; stock splits; increases in shares of capital stock; social issues; anti-takeover measures; classified boards; director or auditor conflicts; changes in shareholders' rights; supermajority votes for business combinations; and open-ended "other business" questions. The Proxy Voting Committee consists of Pzena's Co-Directors of Research, its Chief Compliance Officer and at least one Portfolio Manager (who represents the interests of all Pzena's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The Proxy Voting Committee also is responsible for reviewing Pzena's proxy voting policies, procedures and guidelines at least annually, and for making such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

The Proxy Voting Policy also contains provisions dealing with the detection and resolution of conflicts of interest. With respect to proxies of portfolio companies, Pzena has identified the following potential conflicts of interest:

•  Where Pzena manages the assets of a publicly traded company and also holds that company's or an affiliated company's securities in one or more client portfolios;

•  Where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios;

•  Where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and

•  Where a Pzena officer, director or employee, or an immediate family member thereof, is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.

The Proxy Voting Policy provides for various methods of dealing with these and any other conflict scenarios subsequently identified by Pzena, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of RiskMetrics where a conflict exists.

Under the Proxy Voting Policy, proxies for securities on loan through securities lending programs will generally not be voted, as Pzena's clients control these securities lending decisions. The Proxy Voting Policy also provides that votes may not be changed once submitted unless such change is approved in writing by both the Chief Compliance Officer and the Co-Directors of Research.

The Proxy Voting Policy requires Pzena to maintain, or cause to be maintained, certain records regarding proxies, including:

•  Copies of Pzena's proxy voting policies and procedures, and any amendments thereto;

•  Copies of any proxy materials received by Pzena for client securities. These may be in the form of the proxy packages received from each company and/or RiskMetrics, or downloaded from EDGAR, or any combination thereof;

•  The vote cast for each proposal overall, as well as by account;

•  Records of any correspondence regarding specific proxies and the voting thereof;

•  Records of any reasons for deviations from broad voting guidelines;

•  Copies of any document created by Pzena that was material to making a decision on how to vote proxies or that memorializes the basis of that decision;

•  A record of proxies that were not received, and what actions were taken to obtain them; and

•  Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom Pzena has proxy voting authority, containing information they need to (i) satisfy their annual reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act, and (ii) complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

The Proxy Voting Policy also requires that Pzena send a copy of the Policy to each prospective client, and to include Proxy Voting Policy disclosures in its Form ADV. At a minimum, such Form ADV disclosures are to include an explanation of how to request copies of the Proxy Voting Policy, as well as any other disclosures required by Rule 206(4)-6 under the Investment Advisers Act of 1940.

The Proxy Voting Policy also contains provisions on how Pzena personnel shall handle corporate actions. Under the Proxy Voting Policy, Pzena is obligated to work with the clients' custodians regarding pending corporate actions. Corporate action notices received from Pzena's portfolio accounting system and/or from one or more custodians are required to be directed to Pzena's Operations personnel, who will check the records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel are responsible for confirming that Pzena has received a response form for each affected client account before the response date. The Research Analyst covering the company is then informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst consults with the firm's Co-Chief Investment Officer and applicable Portfolio Manager when making this determination. Once determined, the response is then communicated by fax back to the custodians by Pzena's Operations personnel. Pzena's Operations personnel also will check the company's Web site for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in Pzena's portfolio management system. If the action results in accounts owning fractional shares of a security, those shares will be sold off using the price per whole share found on the Web site. All faxes, notes and other written materials associated with the corporate action are required to be kept together in a folder.

The Proxy Voting Policy specifically states that Pzena shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. The Proxy Voting Policy obligates Pzena to forward to all affected clients and former clients any important class action or other litigation information received by Pzena. This does not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information, but does include any proof of claims forms, payment vouchers and other similar items.

PACE Global Real Estate Securities Investments—ING Clarion Real Estate Securities, LLC and Brookfield Investment Management, Inc.

ING Clarion Real Estate Securities, LLC. ING Clarion Real Estate Securities, LLC ("ING CRES") has adopted proxy voting policies and procedures in recognition that proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING CRES has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

ING CRES has engaged Risk Metrics Group ("RMG") to provide services with respect to proxy voting, including the tracking of proxies received for clients, providing notice to ING CRES concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability for RMG and ING CRES to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for ING CRES clients.

Voting decisions remain within the discretion of ING CRES. When a pending vote is identified, the appropriate analyst reviews the ballots, along with supplemental information about the vote provided by RMG and—if available—other research providers employed by ING CRES. The analyst makes the voting decision. If the analyst votes in contravention of the ING CRES proxy voting guidelines, the analyst's decision must be approved by a senior member of the investment team based on completion of the applicable form containing an explanation documented by the analyst outlining the voting rationale. Compliance must ensure that the appropriate approval has been received.

As noted above, RMG provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to ING CRES upon request.

ING CRES will identify any conflicts that exist between the interests of ING CRES and its clients. This examination will include a review of the relationship of ING CRES with the companies comprising the firm's investable universe to determine if the issuer is a client of ING CRES or has some other relationship with the firm. If a material conflict exists, ING CRES will determine whether voting in accordance with its voting guidelines is in the best interests of its clients (or particular affected clients). ING CRES will also determine whether it is appropriate to disclose the conflict to the affected clients and will give the clients the opportunity to vote their proxies themselves.

ING CRES will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document ING CRES created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how ING CRES voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how ING CRES voted its proxies.

Brookfield Investment Management Inc. Brookfield Investment Management Inc. ("Brookfield") has adopted portfolio proxy voting policies and procedures that include proxy voting guidelines, under which Brookfield votes proxies relating to securities held by the fund. Brookfield generally views proxy voting as a way to enhance the value of the company's stock held by the fund. Brookfield may retain an independent, third-party proxy voting agent to assist with voting portfolio proxies. The portfolio proxy voting policies and procedures include provisions to address conflicts of interest that may arise between Brookfield and the company to which the portfolio proxy relates. Brookfield generally seeks to avoid material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts, Brookfield employs the following procedures, as long as Brookfield determines that the course of action is consistent with the best interests of the fund: (i) If the proposal that gives rise to a material conflict is specifically addressed in the guidelines, Brookfield will vote the portfolio proxy in accordance with the guidelines, provided that the guidelines do not provide discretion to Brookfield on how to vote on the matter (i.e., case-by-case); or (ii) if the previous procedure does not provide an appropriate voting recommendation, Brookfield may retain an independent fiduciary for advice on how to vote the proposal or the committee may direct Brookfield to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

PACE Alternative Strategies Investments—Analytic Investors, LLC, Wellington Management Company, LLP, Goldman Sachs Asset Management, L.P., First Quadrant, L.P. and Standard Life Investments (Corporate Funds) Limited

Analytic Investors, LLC. Analytic Investors, LLC ("Analytic Investors") assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy oversight committee. Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee") to oversee the proxy voting process. The Committee consists of the Chief Investment Officers, the Chief Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").

Proxy voting service. The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines.

Conflicts of interest. Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies; or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company; or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification of the Proxy Service's recusal from voting, Analytic Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest; (ii) whether or not the conflict is material; (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients; and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

Voting guidelines. Analytic Investors has reviewed the Proxy Service's voting recommendations and has determined that the policy provides guidance in the best interest of its clients.

Proxy voting record. The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote, (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a voting proxy report. Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

Recordkeeping. Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

•  Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service;

•  Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors);

•  Records of votes casted on behalf of clients;

•  Records of written client requests for voting information;

•  Records of written responses from Analytic Investors to both written and verbal client requests; and

•  Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

Wellington Management Company, LLP. The fund has granted to Wellington Management Company, LLP ("Wellington Management") the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policy and Procedures. Wellington Management's Corporate Governance Committee is responsible for the review and oversight of the firm's Global Proxy Policy and Procedures. The Global Corporate Governance Group within Wellington Management's Investment Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. The fund's portfolio managers possess the authority to determine the final vote for securities held in the fund, unless the portfolio managers are determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of the fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote and/or excessive costs.

Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management, L.P. ("GSAM") has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which GSAM has voting discretion, including the fund. Under the Policy, GSAM's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that in GSAM's view tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide GSAM in voting proxies, and not necessarily in making investment decisions. GSAM periodically reviews the Policy to ensure that it continues to be consistent with GSAM's guiding principles.

Public Equity Investments.  To implement these guiding principles for investments in publicly-traded equities, GSAM has developed customized proxy voting guidelines (the "Guidelines"). The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.

GSAM has retained a third-party proxy voting service ("Proxy Service") to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a "Recommendation") of each proxy vote that reflects the Proxy Service's application of the GSAM Guidelines to the particular proxy issues. While it is GSAM's policy generally to follow the Guidelines and recommendations from the Proxy Service, GSAM's portfolio management teams ("Portfolio Management Teams") may on certain proxy votes seek approval to diverge from the Guidelines or a recommendation by following an "override" process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations.

The Proxy Service assists in the implementation and administration of the proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service's general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest. GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service.

GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include GSAM's use of the Guidelines and Recommendations and the override process, and the establishment of information barriers between GSAM and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments.  Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the fund's managers based on their assessment of the particular transactions or other matters at issue.

First Quadrant L.P. First Quadrant implements its investment strategy by primarily using derivative instruments and does not intend to invest in voting securities on behalf of the fund. As a result, First Quadrant has not adopted any proxy voting policies and procedures with respect to the fund's investments.

Standard Life Investments (Corporate Funds) Limited.  Standard Life Investments strongly encourages corporations to adopt corporate governance principles and communicate these to shareholders. It is the policy of Standard Life Investments to vote proxies for all shares under its discretion unless explicitly prohibited from doing so by the beneficial owner. However, this policy recognizes that circumstances may arise which make such votes impracticable. These include shares on loan, or where adequate notice is not received in time to make an informed decision. In addition, Standard Life Investments will consider whether the effect of voting proxies of shares of foreign corporations (either by itself or with the votes of others) would outweigh the additional costs associated with voting.

Standard Life Investments will use reasonable endeavors to enhance and improve shareholder value through constructive consultation with companies and other corporate governance initiatives; always seek to vote clients' shares in a manner consistent with their best interests; use reasonable endeavors to influence the development of the corporate governance environment; communicate Standard Life Investments' corporate governance principles, policies and guidelines to clients, intermediaries, companies and other interested parties; and, within the constrains of professional confidentiality and legislative and regulatory requirements, be accountable to clients.

It is incumbent on an adviser to mitigate conflicts of interest (real or perceived) when voting proxies for its clients. The corporate governance team is responsible for proxy voting in all regions. The corporate governance team utilizes the services of independent third parties, Riskmetrics and Glass Lewis (together "proxy research providers"), to provide research and recommendations for each scheduled vote. Votes will be cast based upon the recommendations of the proxy research providers and the customized proxy voting guidelines adopted by Standard Life Investments although, in cases where Standard Life Investments has a significant shareholding, an independent analysis is also conducted by the corporate governance team. In appropriate cases, such as those where there is need for significant judgment as to the economic impacts of a proposed vote (e.g. merger, spin-off), the corporate governance team will solicit input from the appropriate fund managers and analysts. Any instances where proxy research provider recommendations are not followed are documented and include the rationale for doing so. A review conducted outside of the corporate governance team is undertaken to detect evidence of any conflict of interest (either real or perceived). Standard Life Investments reviews, on an annual basis, the conflict of interest policies of the proxy research providers.

Personal trading policies. The funds, UBS Global AM and UBS Global AM (US) (the investment manager and principal underwriter, respectively, for the funds) and the investment advisors have each adopted a code of ethics under Investment Company Act Rule 17j-1, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

Portfolio managers (for each fund except PACE Money Market Investments)

PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC

The portfolio managers for PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments are W. Scott Simon and Saumil H. Parikh, respectively. Mr. Simon and Mr. Parikh each joined Pacific Investment Management Company LLC ("PIMCO") in 2000.

The following table provides information relating to other accounts managed by W. Scott Simon as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	3	39
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	9
Assets Managed (in millions)	$12,070.29	$6,592.45	$21,992.43
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	$3,372.91

The following table provides information relating to other accounts managed by Saumil H. Parikh as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	5	43
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	10
Assets Managed (in millions)	$1,322.03	$1,477.03	$23,141.62
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	$5,706.63

Potential conflicts of interest. From time to time, potential and actual conflicts of interest may arise between a portfolio manager's management of the investments of a fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO's other business activities and PIMCO's possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and timing of fund trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a fund's investment opportunities may also arise when the fund and other PIMCO clients invest in different parts of an issuer's capital structure, such as when the fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a fund's investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be the best interest, or may be opposed to the best interest, of the fund.

Performance fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Compensation. PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total

Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation.

The Total Compensation Plan consists of three components:

•  Base Salary—Base salary is determined based on core job responsibilities, market factors and business considerations. Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.

•  Performance Bonus—Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm. Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of group or department success. Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.

•  Equity or Long Term Incentive Compensation—Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual's total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan ("LTIP") in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•  Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•  Amount and nature of assets managed by the portfolio manager;

•  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•  Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•  Contributions to asset retention, gathering and client satisfaction;

•  Contributions to mentoring, coaching and/or supervising; and

•  Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager.

Profit sharing plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz transaction related compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

Ownership of fund shares.  As of July 31, 2010, each portfolio manager did not own any shares of the fund for which he was the portfolio manager.

PACE Intermediate Fixed Income Investments—BlackRock Financial Management, Inc.

BlackRock uses a team approach in managing the fund. The portfolio managers who are primarily responsible for the day-to-day management of the fund are Brian Weinstein and Matthew Marra.

The following table provides information relating to other accounts managed by Brian Weinstein and Matthew Marra as of July 31, 2010:

Brian Weinstein:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	15	25	215
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	12
Assets Managed (in millions)	$7,620	$9,180	$85,600
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$5,900

Matthew Marra:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	30	1	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$17,080	$431.6	$2.04
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$668.6

Potential material conflicts of interest. BlackRock has built a professional working environment, firmwide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the fund. In addition, BlackRock, its affiliates and significant shareholders, and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Weinstein and Marra each currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation. BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary incentive compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the fund include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Brian Weinstein	A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index, Barclays Capital Intermediate Government/Credit Index, Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

Matthew Marra	A combination of market-based indices (e.g., Barclays Capital Intermediate Government Index, Barclays Capital US Intermediate Government/Credit Index, Barclays Capital US Aggregate Index), certain customized indices and certain fund industry peer groups.

BlackRock's Chief Investment Officer makes a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of discretionary incentive compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan ("LTIP")—The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Weinstein and Marra each has received awards under the LTIP.

Deferred Compensation Program—A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Weinstein and Marra each has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Ownership of fund shares.  As of July 31, 2010, the portfolio managers did not own shares of the fund.

PACE Municipal Fixed Income Investments—Standish Mellon Asset Management Company LLC

Christine L. Todd is primarily responsible for the day-to-day management of PACE Municipal Fixed Income Investments and serves as the portfolio manager for the fund. She has held her fund responsibilities with either Standish or its predecessor since June 1, 2000. Ms. Todd is an executive vice president of Standish and joined Standish's predecessor in 1995.

The following table provides information relating to other accounts managed by Christine Todd as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	71
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$4,040

Potential conflicts of interest

•  When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Standish does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Standish has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•  A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Standish has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•  A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of Standish generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Standish will place the order in a manner intended to result in as favorable a price as possible for such client.

•  A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Standish receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation" below.

•  A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Standish imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•  If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or the account that is short. In making portfolio manager assignments, Standish seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security.

Compensation. Standish, not the fund, compensates the portfolio managers. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term).

Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.

All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, The Bank of New York Mellon equity, interest in an investment vehicle (consisting of investments in a range of Standish Products), or a combination of the above.

Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Ownership of fund shares. As of July 31, 2010, Ms. Todd owned no shares of the fund.

PACE International Fixed Income Investments—Rogge Global Partners plc.

Rogge Global Partners plc.

Rogge Global Partners uses a team approach in the management of all accounts. Rogge Global Partners' senior portfolio managers are Olaf Rogge, John Graham, Richard Bell, Adrian James, Malie Conway and Francesc Balcells, each of whom serves as a portfolio manager for PACE International Fixed Income Investments.

The following table provides information relating to other accounts managed collectively by the portfolio managers in the Rogge Global Partners' investment team as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	17	121
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	25
Assets Managed (in millions)	$517	$3,263	$39,411
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	$6,377

Potential conflicts of interest. The management of a fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the team must allocate time and investment expertise across multiple accounts, including the fund. Rogge Global Partners' portfolio managers are permitted to manage the assets of both long only funds and funds that permit shorting (e.g., hedge funds), which could create a potential conflict of interest. In order to deal with this type of situation, however, permission to manage the assets of both types of funds is only granted subject to the strict rules and guidance detailed below.

Rules:

1.  All client transactions must be conducted in accordance with Rogge Global Partners' Allocation Procedures.

2.  All client transactions must be conducted in accordance with Rogge Global Partners' Market Timing Procedures.

3.  While the varying investment restrictions prescribe that different accounts may have different positions in certain issues, it is not permitted for accounts to hold "opposing" positions. Opposing positions are defined as one or more accounts holding a long positions at the same time that one or more accounts holds a short position.

4.  Remuneration of staff involved in such management must be structured so as not to cause conflict.

Monitoring:

1.  The compliance team will monitor all trading activity.

2.  Focused reporting and controls have been established to look at the following specific aspect of trading activity:

a.  Timing of trades for different accounts in the same issue/issuer;

b.  Fair and timely allocation of trades;

c.  Dealing prices of trades;

d.  Relative positions of holdings; and

e.  New issue allocation.

Reporting:

1.  Reporting will be on a trade by trade basis and in the form of exception reporting.

2.  All reports are to be maintained in an accessible format for at least 6 years.

3.  Exceptions must be signed off on by the compliance team following reasonable justification from the relevant portfolio manager. Where reasonable justification is not provided, the Compliance Director shall be informed and appropriate action taken.

4.  All reporting will be available for discussion at board meetings.

Compensation. The overriding factor in determining compensation for Rogge Global Partners professionals is the profitability of the firm. Since all portfolios are managed on a team basis, there is much more emphasis put on sharing profits than on a fixed incentive compensation plan. The percentage of compensation derived from base salary and profit sharing may vary widely from year to year. Bonuses are paid based on Rogge Global Partners' profitability and the contribution of each individual in achieving clients' objectives, maintaining client relationships and improving profitability. There are no formal weightings used to determine compensation based on these factors. Employees are reviewed individually on a case-by-case basis and all employees participate in profit sharing and may receive an individual performance-related bonus. Rogge Global Partners' fixed compensation structure is in line with industry norms, but the emphasis on sharing profits and actual shared ownership provides exceptionally attractive incentives to share in the growth and success of the firm.

Ownership of fund shares. As of July 31, 2010, none of Rogge Global Partners' portfolio managers owned any shares of the fund.

PACE High Yield Investments—MacKay Shields LLC

MacKay Shields uses a team approach in managing its portion of the fund's portfolio. The portfolio managers for the fund are Dan Roberts, Lou Cohen, Taylor Wagenseil and Michael Kimble.

The following table provides information relating to other accounts managed by the MacKay Shields' High Yield Active Core team led by Dan Roberts as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	11	29
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	4
Assets Managed (in millions)	$853.23	$2,394.54	$5,751.72
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$658.32

Potential conflicts of interest. The following is summary of MacKay Shields' Compliance Manual, which contains the policies and procedures employed to identify and manage actual or potential conflicts of interest between clients.

Certain portfolio managers (other than those that manage this fund) who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging.

To address potential conflicts of interest between the clients and the advisor, NYLIM and MacKay Shields have developed Allocation Procedures, a Code of Ethics and Policies and Procedures for Portfolio Management and Trades in Securities to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the advisor has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the funds and other accounts managed.

Compensation. In an effort to retain key personnel, NYLIM and MacKay Shields have structured compensation plans for portfolio managers and other key personnel that they believe are competitive with other investment management firms.

NLYIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool that is generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a portfolio and other accounts.

MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

Ownership of fund shares. As of July 31, 2010, none of the fund's portfolio managers owned shares of the fund.

PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Investment Management, LLC and Westwood Management Corp.

Institutional Capital LLC.

As described in the prospectus under "Investment Team," Jerrold K. Senser and Thomas R. Wenzel are primarily responsible for the day-to-day management of the portion of the fund allocated to ICAP, and are primarily responsible for the day-to-day management of the other accounts set forth in the following table. They are assisted by eight other members of the investment team.

The following table provides information relating to other accounts managed collectively by Jerrold K. Senser, Thomas R. Wenzel and other members of the investment team as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	13	14	95
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	9
Assets Managed (in millions)	$7,500	$1,497	$5,212
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	$978

Potential conflicts of interest. Individual fund managers may manage multiple accounts for multiple clients. In addition to the fund, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis. ICAP manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by ICAP's compliance department. ICAP has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation. Compensation for members of the research team is comprised of salary, annual bonus, and long-term incentive compensation. Key factors that are considered in determining compensation for senior analysts include performance attribution for their sector relative to benchmarks, the number and quality of new stock presentations, contributions to the portfolio management team process, their work in developing and mentoring junior analysts, their contribution to the overall ICAP organization, and their professional conduct. Attribution is evaluated for the current year as well as over the prior three years. Junior analysts are evaluated primarily on their mastery of ICAP's investment process, their contribution to the investment research work done in their sector, their contribution to the overall ICAP organization, and their professional conduct. The mix between fixed and variable compensation varies, with more senior members of the research team having a higher variable component. Annual bonus and long-term incentive compensation pools are determined in the aggregate by a mix of ICAP's revenue and cash flow performance over various periods of time.

Ownership of fund shares. As of July 31, 2010, none of the portfolio managers owned shares of the fund.

Pzena Investment Management, LLC.

Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III are the portfolio managers responsible for the day-to-day management of the portion of the fund allocated to Pzena. Pzena has held its fund responsibilities since May 27, 2008.

The following table provides information related to other accounts managed by Messrs. Pzena, Goetz and DeSpirito as of July 31, 2010:

Richard S. Pzena:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	8	56	185
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	10
Assets Managed (in millions)	$2,649	$1,036	$5,198
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$962

John P. Goetz:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	11	81	195
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	10
Assets Managed (in millions)	$3,352	$3,413	$6,842
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$93	$962

Antonio DeSpirito, III:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	41	130
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	8
Assets Managed (in millions)	$2,552	$969	$3,834
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$940

Potential conflicts of interest. Conflicts of interest may arise in managing assets of the fund, on the one hand, and the portfolios of Pzena's other clients and/or accounts (collectively, the "Accounts"), on the other hand. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., value investing), and by managing all Accounts on a product specific basis. Thus, all Large Cap Value Accounts, whether they are fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. With respect to partial fills for an order, depending upon the size of the execution, Pzena may choose to allocate the executed shares on a pro rata basis or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including fund shareholders' interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena's employees, officers or directors (provided directors may rebut the presumption of access) (collectively, "Access Persons") and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons' personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena's principals, affiliates or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present.

Compensation. UBS Global AM pays Pzena a fee based on the assets under management of the fund as set forth in the Sub-Advisory Agreement between Pzena and UBS Global AM. Portfolio managers and other Pzena investment professionals are compensated through a combination of a fixed base salary (set annually), performance bonus and equity ownership, if appropriate due to superior performance. The time frame Pzena examines for bonus compensation is annual. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on fund performance or assets of the fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena considers the person as a whole and contributions that he/she has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to Pzena's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining talent.

Ownership of fund shares. As of July 31, 2010, none of the fund's portfolio managers owned shares of the fund.

Westwood Management Corp.

Susan M. Byrne, CIO and Chairman of the Board of Westwood, is the portfolio manager responsible for the day-to-day management of Westwood's share of the assets of the fund. Ms. Byrne has held her fund responsibilities since July 1, 2000.

The following table provides information relating to other accounts managed by Susan M. Byrne as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	16	13	107
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	2
Assets Managed (in millions)	$2,090.21	$1,144.40	$4,409.36
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$403.410

Potential conflicts of interest. Portfolio managers at Westwood typically manage multiple accounts in a given investment strategy. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over the other. This conflict may be heightened if an account is subject to a performance-based fee.

Westwood has established policies and procedures reasonably designed to address the potential material conflicts as described below.

Trade allocation: Westwood manages all accounts using a model portfolio and investment decisions are allocated across all accounts in the strategy, which minimizes any potential conflicts of interest that may arise when managing multiple accounts. Westwood also has written policies and procedures that prohibit any allocation of trades in a manner such that Westwood's proprietary accounts, affiliated accounts, or any particular client(s) or group of clients would receive more favorable treatment than other client accounts.

IPOs: Westwood rarely, if ever, obtains access to a sufficient number of IPO shares so as to make a material allocation of such shares among all, or even many, of its client accounts for which such investments otherwise might be appropriate. However, to the extent practicable, Westwood's policy requires that IPO shares be allocated on a pro rata basis among applicable accounts. Where pro rata distribution is not practicable, Westwood's will seek to make a fair and equitable allocation taking into consideration such factors as:

•  The investment objective, policies and strategy of the account;

•  The appropriateness of the investment to an account's time horizon and risk objectives;

•  Existing levels of account ownership in the investment and in similar securities; and

•  The immediate availability of cash or buying power to fund the investment.

Research: Westwood may pay a brokerage commission in excess of that which another broker-dealer may charge for effecting the same transactions in recognition of the value of brokerage and research services provided by or through the broker-dealer. Westwood will make a good faith determination that the amount of commissions paid is reasonable in relation to the value of brokerage and research services provided. Westwood intends to use soft dollars only for those products and services that fall within the Section 28(e) safe harbor. Westwood generally will only use soft dollars for brokerage and research related products and services. Non-brokerage and non-research products and services received by Westwood from broker-dealers in connection with client trades will be paid for directly by Westwood.

Monitoring: In addition, Westwood has established various committees with the responsibility for monitoring a variety of areas, including compliance with primary Fund guidelines, best execution, the allocation of securities, employee trading and compliance with its Code of Ethics.

Compensation. Westwood's professionals have three components of compensation: base salary, cash incentive and equity-based incentive compensation. Cash bonus awards are determined at year-end and are paid the following year. Equity-based compensation awards, which currently consist of time vested restricted stock, are granted at each year and vest over a four year period from the date of grant. Merit-based salary increases are awarded at year-end. The benefit package also includes a 401(k) plan with employer matching, employer-subsidized health insurance, employer-paid life insurance and employer-paid short and long-term disability insurance.

The compensation committee of Westwood Holdings Group, Inc. annually reviews all forms of compensation for all employees of the company. Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry. In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. A major component of this evaluation is the performance of stock recommendations for research analysts and portfolio performance, dispersion and other quantitative measures for portfolio managers. Compensation is based on pre-tax performance, and the relevant benchmark is the Russell 1000 Value. Westwood measures the performance period on 1-year intervals. The restricted stock incentive program includes all employees across the organization. As a result, everyone at the firm is an owner. This program ensures that Westwood's employees' interests are closely aligned with those of its shareholders and clients.

Ownership of fund shares. As of July 31, 2010, Ms. Byrne did not own shares of the fund.

PACE Large Co Growth Equity Investments—Marsico Capital Management, LLC, Wellington Management Company, LLP, Delaware Management Company and Roxbury Capital Management, LLC

Thomas F. Marsico, Chief Investment Officer of Marsico Capital Management, LLC ("MCM"), A. Douglas Rao, a senior analyst and portfolio manager at MCM, and Coralie Witter, a senior analyst and portfolio manager at MCM are the portfolio managers primarily responsible for the day-to-day management of MCM's portion of the fund.

The following tables provide information relating to other accounts managed by Mr. Marsico, Mr. Rao and Ms. Witter as of July 31, 2010:

Thomas F. Marisco

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	29	14	125
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$15,432	$1,805	$11,914
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

A. Douglas Rao

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	22	9	111
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$14,996	$1,144	$11,460
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Coralie Witter

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed
with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. As a general matter, MCM faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may or may not purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although MCM does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. MCM seeks to manage competing interests for the time and attention of portfolio managers.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation. The compensation package for portfolio managers of MCM is structured as a combination of base salary (may be reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on a number of factors including MCM's overall profitability for the period.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other MCM benefits to the same extent and on the same basis as other MCM employees. Portfolio manager compensation comes solely from MCM. In addition, MCM's portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns MCM, and may receive distributions on those equity interests.

As a general matter, MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager's abilities. To encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager's leadership within MCM's investment team, contributions to MCM's overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Ownership of fund shares.  As of July 31, 2010, none of MCM's portfolio managers owned any shares of the fund.

Wellington Management Company, LLP.

Andrew J. Shilling is the portfolio manager responsible for the day-to-day management of the portion of the fund allocated to Wellington Management. Mr. Shilling joined Wellington Management as an investment professional in 1994. Wellington Management has held its fund responsibilities since June 1, 2007. The following table provides information related to other accounts managed by Andrew J. Shilling as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	7	33
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$1,203.8	$1,691.1	$5,866.9
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	$158.2

Potential conflicts of interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed accounts programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Andrew J. Shilling is primarily responsible for the day-to-day management of the portion of the fund allocated to Wellington Management ("Portfolio Manager"), and generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The

Portfolio Manager makes investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Compensation. Wellington Management receives a fee based on the assets under management of the fund as set forth in the Sub-Advisory Agreement between Wellington Management and UBS Global AM on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the fund. The following information relates to the fiscal year ended July 31, 2010.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for Mr. Shilling, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund and generally each other account managed by the Portfolio Manager. The Portfolio Manager's incentive payment relating to the fund is linked to the gross pre-tax performance of the portion of the fund managed by the Portfolio Manager compared to the Russell 1000 Growth Index over one and three year periods, with an emphasis on the three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Shilling is a partner of the firm.

Ownership of fund shares. As of July 31, 2010, Mr. Shilling owned no shares of the fund.

Delaware Management Company.

The following chart lists certain information about types of other accounts for which Delaware's portfolio managers are primarily responsible as of July 31, 2010. Any accounts managed in a personal capacity appear under "Other Accounts" along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter-end for which account statements are available.

Jeffrey S. Van Harte:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	25	0	59
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	5
Assets Managed (in millions)	$2,800	0	$6,300
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	$579.7

Christopher J. Bonavico:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	31	0	67
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	5
Assets Managed (in millions)	$3,900	0	$6,500
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	$579.7

Christopher M. Ericksen:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	21	0	58
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	4
Assets Managed (in millions)	$2,400	0	$5,900
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	$471.2

Daniel J. Prislin:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	31	0	66
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	5
Assets Managed (in millions)	$3,900	0	$6,500
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	$579.7

Potential conflicts of interest. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the fund and the investment action for such other fund or account and the fund may differ. For example, one fund or account may be selling a security, while another fund or account may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another account or fund. Additionally, the management of multiple accounts or funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate. Delaware has adopted a variety of policies and procedures to address potential conflicts of interest and to promote the equitable treatment of its clients. These policies and procedures include but are not limited to; Code of Ethics, Proxy Voting, Brokerage Allocation and Soft Dollars, Best Execution, Allocation of Investment Opportunities, Allocation of Aggregated Trades, Side-by-Side Management, Short Sale Policy, as well as the related oversight of performance and compensation structures.

Five of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation.

Base Salaries—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the team. The amount of this "bonus pool" is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with the fund and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team's standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five-year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Amended and Restated Delaware Investments, Inc. Incentive Compensation Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

Incentive Plan/Equity Compensation Plan—Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, "Awards") relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan (the "Plan") established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan effective December 26, 2008, which was established in 2001.

The Plan was established in order to: assist Delaware in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and Delaware; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of fund shares. As of July 31, 2010, none of Delaware's portfolio managers owned any shares of the fund.

Roxbury Capital Management, LLC.

Brian L. Massey and Silas A. Myers are primarily responsible for the day-to-day management of the portion of the fund's assets allocated to Roxbury.

The following table provides information relating to other accounts managed by Messrs. Massey and Myers as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	0	385
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	$35.56	$0	$916.44
Assets Managed with Performance-Based Advisory Fees (in millions)	$34.29	$0	$0

Potential conflicts of interest. Material conflicts of interest that may arise in connection with a portfolio manager's management of the fund's investments and investments of other accounts managed include material conflicts between the investment strategy of the portion of the fund that Roxbury manages and the investment strategy of the other accounts managed by the portfolio manager, and conflicts associated with the allocation of investment opportunities between the fund and other accounts managed by the portfolio manager may also arise.

Roxbury understands that potential material conflicts of interest exist in "side-by-side" management of similar accounts. As such, Roxbury has always had comprehensive procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy. When possible, Roxbury aggregates the same transactions in the same securities for many accounts to enhance execution. Clients in an aggregated transaction each receive the same price per share of unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.

Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage, or tax sensitivity. Roxbury utilizes a trade rotation in these situations. The allocation is conducted on a pro rata basis within each aggregated group unless the amount of the order filled is such that a pro rata allocation is not appropriate. Roxbury's code of ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.

Compensation. Roxbury's investment professionals (and those of its affiliate, Mar Vista) receive a base salary commensurate with their level of experience. Roxbury's goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. The objective performance criteria noted above account for a majority of the bonus calculation. The remaining component is based upon more subjective factors, including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers are reviewed on an annual basis.

Each portfolio manager's compensation includes a combination of base salary, a benefits package, and a profit sharing plan linked directly to the net income of the firm's accounts. In addition, the portfolio managers have an ownership stake in Mar Vista, through which they participate in Mar Vista's profit growth through annual profit distributions.

Ownership of shares. As of July 31, 2010, Messrs. Massey and Myers owned no shares of the fund.

PACE Small/Medium Co Value Equity Investments—Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC and Systematic Financial Management, L.P.

Buckhead Capital Management, LLC.

Matthew D. Reams and David S. Griffin are primarily responsible for the day-to-day management of the portion of the fund's assets allocated to Buckhead.

The following table provides information relating to other accounts managed by Matthew D. Reams and David S. Griffin as of July 31, 2010:

Matthew D. Reams:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	0	71
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$112	$0	$1,183
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

David S. Griffin:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	0	71
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$112	$0	$1,183
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Buckhead works to ensure that all clients are treated fairly in the execution of orders and allocation of trades. Buckhead has established trading policies and procedures designed to limit conflicts of interest between the fund and other accounts managed by Buckhead. Buckhead does not use broker-dealers affiliated with UBS for transactions on behalf of the fund.

Buckhead does not receive performance fees for the management of any accounts under its "Small/Mid Cap Value Product" category.

Compensation. Buckhead's portfolio managers receive a base salary and may qualify for a discretionary bonus. Discretionary bonuses are based upon the overall growth of the firm, performance of the product managed by the portfolio manager, and individual achievement. Equity ownership can be granted based on merit. Additionally, all employees are eligible to participate in the firm's profit sharing program. Mr. Reams is one of the equity owners of Buckhead.

The compensation package of Buckhead also includes a 401(k)/profit sharing plan with employer matching, employer-subsidized health insurance, employer-paid life insurance and employer-paid long-term disability insurance. Equity owners of the firm are individually responsible for their contributions related to the 401(k)/profit sharing plan, and the costs of health insurance, life insurance and long-term disability insurance.

Ownership of shares. As of July 31, 2010, Messrs. Reams and Griffin owned no shares of the fund.

Metropolitan West Capital Management, LLC

MetWest Capital's Small Cap Intrinsic Value strategy's lead strategist, Samir Sikka, draws on the firm's dedicated bank of equity analysts to research sectors, industries and individual companies for the fund. Mr. Sikka has primary responsibility for portfolio construction and security selection, including sector and industry diversification. The decision-making process is bottom-up, with a focus on company fundamentals and close attention to diversification and risk management.

The following table provides information relating to other accounts managed by Samir Sikka as of July 31, 2010:

Samir Sikka:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	3	12
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$569.8	$86.5	$186.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$52.0

Potential conflicts of interest.  MetWest Capital portfolio managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the portfolio managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the portfolio managers may maintain.

The portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation.  Compensation for MetWest Capital investment professionals consists of a base salary and bonus. A material portion of each professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. While Wells Fargo & Company holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on the profitability of the firm. MetWest Capital professionals who hold ownership interests in the firm do not receive investment performance-related bonuses.

MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. To reinforce long-term focus, performance is typically measured over three and five year periods. Portfolio managers are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

For calendar year 2009, the investment performance component of the bonus of Samir Sikka was determined based on comparison to small cap peer universes over three- and five-year trailing periods. The benchmark may change for purposes of calculating bonus compensation for calendar year 2010.

Ownership of fund shares. As of July 31, 2010, Mr. Sikka owned no shares of the fund.

Systematic Financial Management, L.P.

Systematic uses a team approach in managing its portion of the fund. Ronald Mushock and D. Kevin McCreesh are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund allocated to Systematic.

The following table provides information relating to other accounts managed by Ronald Mushock and D. Kevin McCreesh as of July 31, 2010:

Ronald Mushock:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	0	1,070
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$717	0	$2,334
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

D. Kevin McCreesh:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	4	146
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	2
Assets Managed (in millions)	$608	$144	$2,728
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	$407

Potential conflicts of interest. Systematic is affiliated with Affiliated Managers Group, Inc. ("AMG"). The AMG affiliates neither formulate advice for Systematic's clients nor, in Systematic's view, present any potential conflict of interest with Systematic's clients. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the fund, on one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund or other accounts. Systematic, however, has a variety of internal controls in place reasonably designed to detect such conflicts and protect the interest of its clients.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures including, but not limited to, its code of ethics, which addresses personal securities trading, and a proxy voting policy and trade error policy, which are designed to prevent and detect conflicts when they occur. Systematic believes that these and other policies, combined with the periodic review and testing performed by its compliance professionals, are reasonably designed to adequately protect the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the fund and the other accounts listed above.

Compensation.  The compensation package for Messrs. Mushock and McCreesh, consists of a fixed base salary and a share of Systematic's profits based on each manager's respective individual ownership position in Systematic. Total compensation is influenced by Systematic's overall profitability and therefore is based in part on the aggregate performance of all of Systematic's portfolios. Portfolio managers are not compensated solely on the basis of the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance and participation in a company 401(K) plan, comparable to that received by other Systematic employees.

Ownership of fund shares.  As of July 31, 2010, Messrs. Mushock and McCreesh owned no shares of the fund.

PACE Small/Medium Co Growth Equity Investments—Copper Rock Capital Partners, LLC, Palisade Capital Management, L.L.C. and Riverbridge Partners, LLC

Copper Rock Capital Partners, LLC.

Tucker Walsh is the portfolio manager responsible for the day-to-day management of Copper Rock's portion of the fund's assets.

The following table provides information relating to other accounts managed by Mr. Walsh as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	2	34
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$399	$74	$905
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$59

Potential conflicts of interest. Copper Rock's investment personnel may be part of a portfolio management team serving numerous other accounts for multiple clients of Copper Rock. These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts, and trading desk personnel (collectively, "the portfolio management team") provide services for multiple clients simultaneously. A summary of certain portfolio conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may encounter.

Copper Rock may receive differing rates of compensation from its advisory clients, and the level of profitability to Copper Rock of each of its advisory clients may differ (e.g., clients may demand different levels of service or have larger, smaller, or multiple relationships with Copper Rock). Portfolio management team personnel may also make personal investments in accounts they manage or support.

Portfolios sharing the same product type are managed similarly, and such portfolios generally have the same percentages ownership in their underlying portfolio holdings, unless there are client-specific restrictions in place. Differentials in underlying holdings percentages may also exist due to rounding. In some instances, the Copper Rock portfolio management team may not be able to acquire enough of a certain security to fill all orders across all client portfolios. In such cases, Copper Rock has a written procedure that requires the available allotment to be distributed on a pro-rata basis across the appropriate portfolios.

Compensation. Copper Rock compensates its portfolio managers with a competitive fixed salary and potential for bonus. Bonuses are based on the profitability of Copper Rock. In addition, Mr. Walsh has substantial equity ownership in Copper Rock and receives a share of any net profits earned by Copper Rock.

Ownership of fund shares. As of July 31, 2010, Mr. Walsh owned no shares of the fund.

Palisade Capital Management, L.L.C.

Palisade uses a team approach in managing its portion of the fund's portfolio. The team's senior portfolio manager is Sammy Oh, who is primarily responsible for the day-to-day management of the fund's portfolio allocated to Palisade.

The following table provides information relating to other accounts managed by Sammy Oh as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	1	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	0	$100	$226
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Potential conflicts of interest.  The Palisade team aggregates all similarly managed accounts into a composite with investment decisions implemented for the entire composite rather than for each individual account. While this approach lessens the likelihood of conflicts of interest between similarly managed accounts, such conflicts can still arise because Palisade manages other investment strategies that might compete with the fund's composite within a trade allocation.

Palisade endeavors to ensure that all clients are treated fairly in the execution of orders and allocation of trades. Palisade does not discriminate against clients or place the interests of some clients over those of others. Palisade has established an allocation process to address any potential conflict. For various reasons (including efficiency, control of order flow, avoidance of conflicts in securing floor executions and rotation of investment opportunities) orders entered at the same time in the same security for different clients (including accounts in which officers or employees of Palisade may have an interest), at Palisade's discretion, usually are and may be bunched for execution purposes. Where orders are bunched, the clients pay the pro-rata portion of the commission charged for the entire order. In general, a bunched transaction may enable Palisade to obtain a discounted commission charge.

Palisade also recognizes the potential for a conflict of interest between employees and clients as the decision to buy or sell a security can affect the value of that security. Except in the cases of US government securities, the firm, its managers, officers and employees do not purchase or sell securities for their own accounts when purchases or sales of such securities are being made or are under consideration for client accounts. To avoid potential conflicts Palisade has instituted a policy requiring all employees to pre-clear any security transactions for their own accounts. This allows Palisade to monitor, and, if necessary, prohibit transactions that could be construed as a conflict of interest.

Palisade does not have beneficial ownership of securities or other investments that reasonably could be expected to interfere with Palisade's duty to the fund or with its ability to make unbiased and objective decisions in the investment of the fund's assets.

In connection with managing the fund, Palisade does not receive any monetary compensation or other benefits that are in addition to compensation or benefits conferred by UBS Global AM. Palisade does not receive or pay any referral fee or other consideration for the recommendation of any services to the fund.

Compensation.  Mr. Oh is compensated with a base salary and variable incentive compensation that is based on the results of his portfolio management. All employees receive a base salary and an annual incentive compensation that is a function of their investment team's contribution to the profitability of the firm.

Ownership of fund shares.  As of July 31, 2010, Mr. Oh did not own any shares of the fund.

Riverbridge Partners, LLC.

Riverbridge Partners utilizes a team-based approach to managing the Fund. The Riverbridge Investment Team is led by Mark A. Thompson and also consists of three research analysts.

The following table provides information relating to other accounts managed by the Investment Team led by Mark A. Thompson as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	5	163
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	3
Assets Managed (in millions)	$197.2	$93.8	$1,574
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	$4.2

Potential conflicts of interest. Occasions may arise when accounts may place trades that are in conflict with trades involving other accounts. This conflict may cause an adverse price action in securities held in the other accounts. The Fund receives the same fair allocation as all other accounts managed by Riverbridge Partners. No account receives preferential treatment. Riverbridge Partners has policies and procedures designed to provide fair and equitable allocation. Accounts may be traded at different times due to extenuating circumstances that include tax status, client restrictions and other portfolio management issues.

Compensation. Riverbridge Partners has a very direct incentive method: Members of the Investment Team, including Mark A. Thompson, are owners of the business. This structure directly aligns the pre-tax performance of client portfolios with Investment Team members' compensation. The members of the Investment Team receive a modest base salary. The remainder of their compensation is comprised of a combination of an individual-based performance bonus, as well as a bonus tied to the performance of the overall firm. Riverbridge Partners measures performance over an unlimited time period, but places greater emphasis on the most recent three-year period. The benchmarks used to measure performance include the Russell 2000 Growth, Russell 2000 and the S&P 600 Growth indices.

Ownership of fund shares. As of July 31, 2010, Mr. Thompson did not own shares of the fund. Also, no other member of the Investment Team owned shares of the fund as of July 31, 2010.

PACE International Equity Investments—Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc.

Martin Currie Inc.

James Fairweather, head of global equities at Martin Currie Inc. ("Martin Currie"), is the portfolio manager for Martin Currie's EAFE portfolios. James Fairweather joined Martin Currie in 1984 and serves as the portfolio manager for the fund.

The following table provides information relating to other accounts managed by Mr. Fairweather as of June 30, 2010*:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	4	26
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$479	$186	$3,356
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*  Martin Currie calculates other accounts managed on a quarterly basis only.

Potential conflicts of interest. Martin Currie manages potential conflicts between funds or between other types of accounts through detailed conflicts of interest management policies and procedures ("Policies and Procedures"). The Policies and Procedures cover secondary market trade allocation; IPO application and allocations; contradictory positions; front running; communication of investment ideas; cross trades; and capacity management. The Policies and Procedures are subject to internal review and monitoring.

•  Martin Currie has developed trade allocation systems and controls to ensure that no one client, regardless of the type, is intentionally favored at the expense of another. When Martin Currie aggregates, and subsequently executes, an order, Martin Currie allocates the transaction fairly to all clients. Martin Currie achieves this by allocating the transaction pro-rata.

•  If a product manager wishes to invest in an IPO, all eligible funds must be included unless they meet specific criteria that exempt them from the order.

•  Contradictory positions are carefully monitored with pre-trade authorization required where Martin Currie intends to hold both a long and a short position in a security within the same product grouping.

•  To prevent front running, a fundamental rule on the centralized dealing desk is that clients trade in the order in which orders are received. A new order cannot deliberately benefit from executions completed on an earlier trade. If a group of orders is received at the same time (regardless of the client) and assuming the deal instructions are identical, the orders are executed in line with each other. Orders in the same stock but differing instruments will be traded alongside each other. No client receives preferential treatment. Front running is prohibited at the investment decision stage. The product manager is obligated to consider the merits of a proposed stock trade simultaneously for all funds under his or her control.

•  Investment ideas are freely communicated across the teams. Recommendations and trade activity are advised to all members of the investment teams simultaneously. No product managers are excluded from the dialogue and all client funds, subject to mandate restrictions, can benefit from the pool of information without discrimination.

•  Cross trading requires permission from the clients and is only carried out when it is within the best interests of both clients. The product manager, the legal and compliance team and the Client Services

Director responsible for the clients must sign off a cross trade authorization form before the cross trade can go ahead.

•  Under the capacity management policy, Martin Currie sets indicative capacity limits at regional product level. New funds are only accepted if their size and trade volume requirements will not adversely affect the best interests of all existing clients.

Compensation. All Martin Currie staff are financially incentivized to achieve excellence in all aspects of their work. Martin Currie's compensation packages comprise basic salary plus bonus, pension and retirement benefits. Martin Currie's reward and remuneration structure has been built on a number of core principles. These principles include:

•  challenging the managers to achieve superior performance;

•  setting realistic targets and goals;

•  retention of talented managers; and

•  consistency with firm values.

Staff personal objectives are directly aligned to the corporate business plan. For product managers, the reward policy is based on two main principles: (i) reward is directly linked to performance objectives; and (ii) individuals are compensated for contributing to product growth. In both cases Martin Currie calibrates to industry standards with reference to peer group remuneration surveys.

Product managers are obligated to remain focused on all client funds for which they are responsible. A structured monitoring process, overseen by the Chief Investment Officer or the Managing Director, Investments, is in place to ensure this is practiced. Investment performance for all funds is reviewed at least monthly, and daily for representative accounts within product teams. Performance is measured on a pre-tax basis against the MSCI EAFE Index. The personal business development appraisal process and line manager meeting structures also support this principle.

Ownership of fund shares. As of July 31, 2010, Mr. Fairweather owned no shares of the fund.

Mondrian Investment Partners Limited.

A team of individuals, currently including Elizabeth A. Desmond, Nigel G. May, and Emma R.E. Lewis, is jointly and primarily responsible for making the day-to-day investment decisions for the fund.

The following table provides information relating to other accounts managed by Elizabeth Desmond, Emma Lewis, and Nigel May as of July 31, 2010:

Emma Lewis:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	0	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,597	$0	$707
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Nigel May:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	0	16
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$1,056	$0	$6,003
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$253

Elizabeth Desmond:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	9	7	18
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,125	$4,066	$6,563
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Mondrian does not foresee any material conflicts of interest that may arise in the management of the fund and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian's own interests or those of its employees and directors:

Allocation of aggregated trades—Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian's policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities—Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

See also "Side-by-side management of hedge funds" below.

Allocation of IPO opportunities—Initial Public Offerings ("IPO's") present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to.

Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital—A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements—Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment / directorships) ahead of the interests of Mondrian clients.

Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes.

The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual's responsibilities to Mondrian clients.

Dual agency—Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee personal account dealing—There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account.

Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests.

Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)—In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.

Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)—In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.

Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Performance fees—Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees.

Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis.

The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Side-by-side management of hedge funds (Mondrian Alpha Funds)—Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio.

Mondrian acts as investment manager for two Fixed Income Alpha and one Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients.

Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

Soft dollar arrangements—Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met.

As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client's portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends.

Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage.

With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

Compensation.

Competitive salary—All investment professionals are remunerated with a competitive base salary that periodically changes over time.

Profit sharing bonus pool—All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

Equity ownership—Mondrian is majority management-owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation committee. In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, which makes recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined contribution pension plan. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

No element of portfolio manager compensation is based on the performance of individual client accounts.

Ownership of fund shares. Mondrian's portfolio managers are permitted to invest in funds that Mondrian manages but they are required to obtain pre-clearance from the Head Trader and the relevant Regional Research Director, as described in more detail in Mondrian's Code of Ethics.

As of July 31, 2010, none of the portfolio managers owned shares in the fund.

J.P. Morgan Investment Management Inc.

The International REI segment of PACE International Equity Investments advised by J.P. Morgan is managed by J.P. Morgan's International Structured Equity Team. The team is led by Beltran Lastra, Managing Director, and the Lead Portfolio Manager in the International Structured Equity Group. An employee since 1996, Mr. Lastra previously worked in Fixed Income Exotic Derivatives Risk Management, before transferring to Asset Management in 1999. Jaco Venter, vice president, is a portfolio manager in the International Structured Equity Group. An employee since 1999, Mr. Venter worked previously as quantitative research analyst. Prior to joining the firm, he worked as a data mining consultant at Amalgamated Banks of South Africa. Mr. Venter has a BSc (Hons) in mathematical statistics from the University of Free State, South Africa.

The following tables provide information relating to other accounts managed by Beltran Lastra and Jaco Venter, the fund's portfolio managers, as of July 31, 2010:

Beltran Lastra:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	7	16
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	3
Assets Managed (in millions)	$0	$800.91	$2,447.54
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$338.43	$1,077.64

Jaco Venter:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	3	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	1
Assets Managed (in millions)	$0	$235,625	$930.63
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$6,239	$742.39

The EAFE Opportunities segment of PACE International Equity Investments advised by J.P. Morgan is managed by Jeroen Huysinga.

The following table provides information relating to other accounts managed by Jeroen Huysinga as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	8	12
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	3
Assets Managed (in millions)	$343.4	$3,077.5	$1,288.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$114.2

Potential Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

J.P. Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for J.P. Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, J.P. Morgan or its affiliates could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in J.P. Morgan's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon J.P. Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase J.P. Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If J.P. Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, J.P. Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, J.P. Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments J.P. Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund's objectives.

The goal of J.P. Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. J.P. Morgan and its affiliates have policies and procedures that seek to manage conflicts. J.P. Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with J.P. Morgan's Codes of Ethics and J.P. Morgan Chase's Code of Conduct. With respect to the allocation of investment opportunities, J.P. Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, J.P. Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, J.P. Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation. J.P. Morgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by J.P. Morgan. These elements reflect individual performance and the performance of J.P. Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by J.P. Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of fund shares. As of July 31, 2010, neither Mr. Lastra nor Mr. Venter owned shares of the fund.

PACE International Emerging Markets Equity Investments—Mondrian Investments Partners Limited, Gartmore Global Partners, Delaware Management Company and Pzena Investment Management, LLC

Mondrian Investment Partners Limited.

A team of individuals, currently including Robert Akester and Ginny Chong, is primarily responsible for making the day-to-day investment decisions for the fund.

The following tables provide information relating to other accounts managed by Robert Akester and Ginny Chong as of July 31, 2010:

Robert Akester:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	2	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$742	$2,225	$3,183
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Ginny Chong:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	6	9
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$154	$970	$3,789
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Gregory Halton:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed ($millions)	$0	$126	$215
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Mondrian does not foresee any material conflicts of interest that may arise in the management of the fund and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian's own interests or those of its employees and directors:

Allocation of aggregated trades—Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian's policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities—Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

See also "Side-by-side management of hedge funds" below.

Allocation of IPO opportunities—Initial Public Offerings ("IPO's") present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to.

Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital—A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements—Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment / directorships) ahead of the interests of Mondrian clients.

Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes.

The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual's responsibilities to Mondrian clients.

Dual agency—Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee personal account dealing—There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account.

Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests.

Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)—In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.

Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)—In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.

Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval).

All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Performance fees—Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees.

Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis.

The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Side-by-side management of hedge funds (Mondrian Alpha Funds)—Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio.

Mondrian acts as investment manager for two Fixed Income Alpha and one Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients.

Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

Soft dollar arrangements—Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met.

As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client's portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends.

Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage.

With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

Compensation.

Competitive salary—All investment professionals are remunerated with a competitive base salary.

Profit sharing bonus pool—All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

Equity ownership—Mondrian is majority management-owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation committee. In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, which makes recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined contribution pension plan. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

No element of portfolio manager compensation is based on the performance of individual client accounts.

Ownership of fund shares. Mondrian's portfolio managers are permitted to invest in funds that Mondrian manages but they are required to obtain pre-clearance from the Head Trader and the relevant Regional Research Director, as described in more detail in Mondrian's Code of Ethics.

As of July 31, 2010, none of the portfolio managers owned shares in the fund.

Gartmore Global Partners.

Gartmore Global Partners ("GGP") takes a team approach to portfolio construction, allowing investors to benefit from the skills of the entire team. Christopher Palmer is the portfolio manager primarily responsible for the day-to-day management of PACE International Emerging Markets Equity Investments.

The following table provides information relating to other accounts managed by Christopher Palmer as of June 30, 2010*:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	4	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	0	$12,651	$174.8
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

*  GGP provides information relating to other accounts managed on a quarterly basis only.

Potential conflicts of interest. GGP believes that treating its customers fairly is a key part of its business and that proper management of its conflicts of interests is fundamental to delivering on its objectives. In this respect GGP has established a Conflicts of Interest Policy that documents:

•  how we will identify circumstances which may give rise to conflicts of interest entailing a material risk of damage to our clients interests;

•  how we will establish appropriate mechanisms and systems to manage those conflicts; and

•  the systems and controls that we have in place which are designed to prevent conflicts and protect the interests of our clients.

GGP also has a Conflicts of Interest Log that records all potential conflict identified by the business and details the controls and procedures to ensure that these conflicts are managed and monitored appropriately. The log is periocially reviewed by our Executive Committee.

•  Independence of Mind Policy

•  Policy for the Allocation of Investment Transactions

•  Customer order Priority

•  Ethical Walls Policy

•  Confidentiality & Handling Information Policy

•  Code of Ethics

•  Personal Account Dealing Procedures

•  Gifts and Hospitality Procedures

Compensation. Fund manager and analyst remuneration is structured as follows:

•  Base salary and flexible benefits;

•  Discretionary bonus based on performance over multiple timeframes and on contribution to the business; and

•  Equity ownership.

The allocation of bonus is purely discretionary, taking into account factors including team performance, asset growth and individual contribution to the team. There is a single bonus pool.

Ownership of fund shares. As of July 31, 2010, the portfolio manager did not own any shares of the fund.

Delaware Management Company.

The following table provides information relating to other accounts managed by Liu-Er Chen as of July 31, 2010. Any accounts managed in a personal capacity appear under "Other Accounts" along with the other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

	Registered investment	Other pooled investment	Other accounts
Number of Accounts Managed	11	0	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,500	$0	$100
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the fund and the investment action for such other fund or account and the fund may differ. For example, one fund or account may be selling a security, while another fund or account may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another account or fund. Additionally, the management of multiple accounts or funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate. Delaware has adopted a variety of policies and procedures to address potential conflicts of interest and to promote the equitable treatment of its clients. These policies and procedures include but are not limited to; Code of Ethics, Proxy Voting, Brokerage Allocation and Soft Dollars, Best Execution, Allocation of Investment

Opportunities, Allocation of Aggregated Trades, Side-by-Side Management, Short Sale Policy, as well as the related oversight of performance and compensation structures.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation. Mr. Chen's compensation consists of the following:

Base Salary—Mr. Chen receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

There is a base bonus that is guaranteed. Any additional bonus over the base bonus is 100% based on subjective factors. After certain performance objectives are reached the bonus pool will increase above the base bonus. The primary objective is the performance of the team's assets under management relative to the Emerging Markets Lipper peer group. Performance is measured as the result of the standing of the team's assets under management in the Lipper peer group on a one-year, three-year and five-year basis. Three year performance is weighted more heavily and there is no award above the base bonus for performance below the 40th percentile for a given time period. There is a sliding scale for performance achievements above the 40th percentile.

Incentive Plan/Equity Compensation Plan—Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, "Awards") relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan (the "Plan") established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan effective December 26, 2008, which was established in 2001.

The Plan was established in order to: assist Delaware in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and Delaware; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Code and the regulations promulgated thereunder.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of fund shares. As of July 31, 2010, Mr. Chen owned no shares of the fund.

Pzena Investment Management, LLC.

John P. Goetz, Caroline Cai and Allison Fisch are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund allocated to Pzena.

The following tables provide information related to other accounts managed by Mr. Goetz, Ms. Cai and Ms. Fisch as of July 31, 2010:

John P. Goetz:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	81	195
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	10
Assets Managed (in millions)	$3,717	$3,413	$6,842
Assets Managed with Performance-Based Advisory Fees (in millions)	0	$93	$962

Caroline Cai:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	25	10
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$703	$2,377	$1,645
Assets Managed with Performance-Based Advisory Fees (in millions)	0	$93	0

Allison Fisch:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	0	$4	0
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Potential conflicts of interest. Conflicts of interest may arise in managing assets of the fund, on the one hand, and the portfolios of Pzena's other clients and/or accounts (collectively, the "Accounts"), on the other hand. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach (e.g., value investing), and by managing all Accounts on a product specific basis. Thus, for example, all Large Cap Value Accounts, whether they are fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. With respect to partial fills for an order, depending upon the size of the execution, Pzena may choose to allocate the executed shares on a pro rata basis or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including fund shareholders' interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena's employees, officers or directors (provided directors may rebut the presumption of access) (collectively, "Access Persons") and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons' personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena's principals, affiliates or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present.

Compensation. UBS Global AM pays Pzena a fee based on the assets under management of the fund as set forth in the Sub-Advisory Agreement between Pzena and UBS Global AM. Portfolio managers and other Pzena investment professionals are compensated through a combination of a fixed base salary (set annually), performance bonus and equity ownership, if appropriate due to superior performance. The time frame Pzena examines for bonus compensation is annual. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on fund performance or assets of the fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena considers the person as a whole and contributions that he/she has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to Pzena's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining talent.

Ownership of fund shares. As of July 31, 2010, none of the fund's portfolio managers owned shares of the fund.

PACE Global Real Estate Securities Investments—ING Clarion Real Estate Securities, LLC and Brookfield Investment Management Inc.

ING Clarion Real Estate Securities, LLC

ING Clarion Real Estate Securities, LLC ("ING CRES") uses a team approach in its investment management decisions. T. Ritson Ferguson, along with Steven D. Burton and Joseph P. Smith, are primarily responsible for the day-to-day management of the fund's assets allocated to ING CRES.

The following tables provides information relating to other accounts managed by ING CRES' portfolio managers responsible for the day-to-day management of the fund as of July 31, 2010:

T. Ritson Ferguson:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	26	16	65
Number of Accounts Managed with Performance-Based Advisory Fees	1	6	3
Assets Managed (in millions)	$12,719	$1,193	$3,794
Assets Managed with Performance-Based Advisory Fees (in millions)	$147.3	$416.5	$626.7

Steven D. Burton:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	24	9	49
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	2
Assets Managed (in millions)	$11,631	$583.1	$3,207
Assets Managed with Performance-Based Advisory Fees (in millions)	$147.3	0	$599.1

Joseph P. Smith:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	22	16	60
Number of Accounts Managed with Performance-Based Advisory Fees	1	6	3
Assets Managed (in millions)	$12,141	$1,193	$3,474
Assets Managed with Performance-Based Advisory Fees (in millions)	$147.3	$416.5	$626.7

Potential conflicts of interest. A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees—the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

ING CRES recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm's diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm's employees (contained in the Code of Ethics).

Compensation. There are three pieces of compensation for portfolio managers—base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers' objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the fund. With respect to the fund, such benchmarks include the FTSE EPRA/NAREIT Developed Index and the S&P Developed Property Index. Compensation is not based on the level of Fund assets.

Ownership of funds. As of July 31, 2010, none of the fund's portfolio managers owned shares of the fund.

Brookfield Investment Management Inc.

Brookfield Investment Management Inc. ("Brookfield") uses a team approach in its investment management decisions. Jason Baine, Brett Ward and Bernhard Krieg are primarily responsible for the day-to-day management of the fund's assets allocated to Brookfield.

The following tables provides information relating to other accounts managed by Brookfield' portfolio managers responsible for the day-to-day management of the fund as of July 31, 2010:

Jason Baine:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	6	15
Number of Accounts Managed with Performance-Based Advisory Fees	1	2	3
Assets Managed (in millions)	$0	$4,390	$1,146
Assets Managed with Performance-Based Advisory Fees (in millions)	$146	$122	$388

Bernhard Krieg:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	6	15
Number of Accounts Managed with Performance-Based Advisory Fees	1	2	3
Assets Managed (in millions)	$0	$4,390	$1,146
Assets Managed with Performance-Based Advisory Fees (in millions)	$146	$122	$388

Brett Ward:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	6	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$0	$4,390	$674
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$59

Potential conflicts of interest.  Brookfield may have potential conflicts in connection with the allocation of investments or transaction decisions for client accounts, including situations in which Brookfield, its affiliates or personnel of affiliates may have interests in the investment being allocated and situations in which an affiliated account may have interests in the investment being allocated and situations in which an affiliated account may receive certain of the investments being allocated. Brookfield seeks to manage client accounts and affiliated accounts according to each account's investment objectives and applicable guidelines and applicable legal and regulatory requirements. Brookfield and its affiliates may receive greater fees or other compensation, including performance-based fees, from certain client accounts and affiliated accounts, and the advice provided by Brookfield to a client account or affiliated account may compete or conflict with the advice provided to another client account, or may involve a different timing or course of action taken than with respect to a client account.

Brookfield, its affiliates or affiliated accounts may buy or sell positions while a client account is undertaking the same or a differing strategy, which could disadvantage the client account. In addition, transactions in investments by one or more client accounts, affiliated accounts, Brookfield or its affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a client account. When Brookfield, its affiliates or an affiliated account implements an investment decision or strategy ahead of, or contemporaneously with, similar investment decisions or strategies for a client account, market impact, liquidity constraints, or other factors could result in the client account receiving less favorable trading results and the costs of implementing such investment decisions or strategies could be increased or the client account could otherwise be disadvantaged.

Conflicts may also arise because investment decisions regarding a client account may benefit Brookfield, its affiliates or other client accounts. For example, the sale of a long position or establishment of a short position by a client account may impair the price of the same security sold short by (and therefore benefit) Brookfield, its affiliates or other client account, and the purchase of a security or covering of a short position in a security by a client account may increase the price of the same security held by (and therefore benefit) Brookfield, its affiliates or other client accounts.

Brookfield's management of client accounts may benefit Brookfield or its affiliates. For example, the purchase, holding and sale of securities or other investments by a client account may enhance the profitability of Brookfield's, its affiliates' or other client accounts' own investments in and investment activities with respect to such securities, other investments or issuer. A client account may also be adversely affected by cash flows and market movements arising from purchase and sale transactions, as well as increases of capital in and withdrawals of capital from affiliate accounts and other client accounts.

Compensation. Key executives of Brookfield and its affiliates and senior portfolio management personnel are incentivized to maximize performance of funds or strategies. The desire is to provide these individuals with an attractive compensation package, properly aligning interests with that of Brookfield, its key professionals and its clients. Compensation packages typically include an appropriate balance of current salary, bonus compensation and incentive-oriented compensation. Typical investment professionals have market salary and benefit structures with the opportunity for more attractive total compensation based on a combination of individual performance and team or company performance measures. For investment research and portfolio management professionals, key performance measurements primarily include relative and nominal investment performance of client portfolios. Bonuses are generally determined on a discretionary basis by the senior executives of Brookfield in conjunction with agreed upon goals for individual employees. There are a number of long term incentive compensation plans for key personnel around the world that include deferrals, vesting schedules, and other mechanisms to promote retention, including portfolio managers for this strategy. Specific plans vary by location, legal entity, and individual but include a variety of features as described herein.

Ownership of funds. As of July 31, 2010, none of the fund's portfolio managers owned shares of the fund.

PACE Alternative Strategies Investments—Analytic Investors, LLC, Wellington Management Company, LLP, Goldman Sachs Asset Management, L.P., First Quadrant, L.P. and Standard Life Investments (Corporate Funds) Limited

Analytic Investors, LLC

Analytic Investors uses a team approach in managing its portion of the fund's portfolio. A team of investment professionals at Analytic Investors share primary responsibility for the day-to-day portfolio management of the fund. Dennis Bein oversees the team regarding the management of the fund.

The following table provides information relating to other accounts managed by Analytic Investors' portfolio managers responsible for the day-to-day management of the fund, as of July 31, 2010:

Dennis Bein:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	10	18	29
Number of Accounts Managed with Performance-Based Advisory Fees	0	6	10
Assets Managed (in millions)	$3,064.7	$1,464.9	$2,192.8
Assets Managed with Performance-Based Advisory Fees (in millions)	0	$957.9	$909.5

Harindra de Silva:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	13	20	26
Number of Accounts Managed with Performance-Based Advisory Fees	0	6	10
Assets Managed (in millions)	$3,259.6	$1,560.3	$2,289.3
Assets Managed with Performance-Based Advisory Fees (in millions)	0	$957.9	$909.5

David Krider:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	6	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	2
Assets Managed (in millions)	$388.7	$174.9	$427.7
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	$253.7

Potential conflicts of interest. Analytic Investors and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the fund. It is understood that when Analytic Investors determines that it would be appropriate for the fund and one or more Managed Accounts to participate in an investment opportunity, Analytic Investors will seek to execute orders for the fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the fund and other Managed Accounts is not assured. In such situations, Analytic Investors may (but is not be required to) place orders for the fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Analytic Investors may cause the fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Analytic Investors may allocate the securities traded among the fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the fund and each other Managed Account as well as any other factors which it deems relevant.

Certain of the Managed Accounts that Analytic Investors advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of Analytic Investors' investment personnel and therefore have access to full information about Analytic Investors' investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay Analytic Investors management fees at rates comparable to and in some cases lower than those paid by the fund and other Managed Accounts. Analytic Investors also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, Analytic Investors may have a conflict between its own interests and the interests of other Analytic Investors investment advisory clients in managing the portfolios of certain of these Managed Accounts.

Compensation. Analytic Investors' compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of Analytic Investors in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year. In addition, the firm offers profit-sharing incentives on an annual basis, dependent upon the profitability of the firm. These incentives vest over a five year period. Analytic Investors and its parent firm have adopted an equity plan in order to help attract, retain and motivate key professionals at the firm—by providing an opportunity for them to become owners in Analytic Investors. The Analytic Remuneration Committee (a committee of Analytic Investors' Board) decides who will be given the opportunity to own equity in the firm. The plan provides for both grants and purchases.

Ownership of funds. As of July 31, 2010, none of the fund's portfolio managers owned shares of the fund.

Wellington Management Company, LLP.

Wellington Management uses a team approach in managing its portion of the fund's portfolio. Rick A. Wurster and Stephen A. Gorman are primarily responsible for the day-to-day management of the portion of the fund allocated to Wellington Management.

The following table provides information relating to other accounts managed by Rick A. Wurster and Stephen A. Gorman as of July 31, 2010:

Rick A. Wurster:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	10	12
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$214.8	$743.3	$196.3
Assets Managed with Performance-Based Advisory Fees (in millions)	0	$79.6	0

Stephen A. Gorman:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	10	11
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$45.1	$743.3	$91.6
Assets Managed with Performance-Based Advisory Fees (in millions)	0	$79.6	0

Potential conflicts of interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Investment Professionals make investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.

The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington

Management receives for managing the fund. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Investment Professionals. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Compensation. Wellington Management receives a fee based on the assets under management of the fund as set forth in the Sub-Advisory Agreement between Wellington Management and UBS Global AM on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the fund. The following information relates to the fiscal year ended July 31, 2010.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salaries for the Investment Professionals are determined by the Investment Professionals' experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund and generally each other account managed by such Investment Professional. Each Investment Professional's incentive payment relating to the fund is linked to the gross pre-tax performance of the portion of the fund managed by the Investment Professional compared to the Consumer Price Index +5% over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Ownership of funds. As of July 31, 2010, Messrs. Wurster and Gorman owned no shares of the fund.

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. ("GSAM") uses a team approach in managing its portion of the fund's portfolio. Jonathan Beinner and Michael Swell are jointly and primarily responsible for the day-to-day management of GSAM's segment.

The following table provides information related to other accounts managed by GSAM's portfolio managers responsible for the day-to-day management of a portion of the fund as of June 30, 2010:*

Jonathan Beinner:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed**	130	43	2,246
Number of Accounts Managed with Performance-Based Advisory Fees	4	18	93
Assets Managed (in millions)	$68,196	$17,134	$206,479
Assets Managed with Performance-Based Advisory Fees (in millions)	$902	$5,901	$24,974

Michael Swell:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed**	130	43	2,246
Number of Accounts Managed with Performance-Based Advisory Fees	4	18	93
Assets Managed (in millions)	$68,196	$17,134	$206,479
Assets Managed with Performance-Based Advisory Fees (in millions)	$902	$5,901	$24,974

*  GSAM calculates other accounts managed on a quarterly basis only.

**  Includes accounts which participate in the sector managed by GSAM's portfolio managers.

Potential conflicts of interest. Goldman Sachs Asset Management, L.P.'s ("GSAM") portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the GSAM portion of the fund and may also have a performance-based fee. The side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Compensation. Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team's net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of fund. As of July 31, 2010, none of the portfolio managers owned shares of the fund.

First Quadrant L.P.

First Quadrant employs a team-based approach in managing its portion of the fund's portfolio. Ken Ferguson, Dori Levanoni and Chuck Fannin are primarily responsible for the day-to-day management of First Quadrant's portion of the fund's assets.

The following tables provide information relating to other accounts managed by Messrs. Fannin, Ferguson and Levanoni as of July 31, 2010.

Chuck Fannin:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	0
Assets Managed (in millions)*	$222	$932	$519
Assets Managed with Performance-Based Advisory Fees (in millions)*	0	$932	0

Ken Ferguson:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	12	19
Number of Accounts Managed with Performance-Based Advisory Fees	0	6	7
Assets Managed (in millions)*	$816	$3,211	$10,072
Assets Managed with Performance-Based Advisory Fees (in millions)*	0	$1,531	$1,767

Dori Levanoni:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed 4 12 19 with Performance-Based Advisory Fees	0	6	7
Assets Managed (in millions)*	$816	$3,211	$10,077
Assets Managed with Performance-Based Advisory Fees (in millions)*	0	$1,531	$1,767

*  Includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant and its joint venture partners, but only wherein First Quadrant has full investment discretion over the portfolios.

Potential conflicts of interest.  First Quadrant's structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. First Quadrant's investment approach is quantitative in nature. Computer models are the primary source of trading decisions and, although monitored daily, are not exposed to the levels of "subjectivity" risk that decisions made by individuals would be. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata or percentage allocation. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.

Compensation.  First Quadrant's compensation structure consists of both a base salary and a bonus, both of which vary depending upon each individual employee's qualifications, their position within the firm, and their annual performance/contribution to the profitability of client portfolios. Bonuses are entirely at the discretion of First Quadrant's management, and based on individual employee performance. While performance is measured wherever measurement is appropriate, no formulas are used to tie bonus payouts to performance to ensure that full discretion remains in the hands of management to avoid any potential creation of unintended incentives. Risk is taken into account in evaluating performance, but note that risk levels in portfolios managed by First Quadrant are determined systematically, i.e., the level of risk taken in portfolios is not at the discretion of portfolio managers.

In addition to individual performance, overall firm performance carries an important weight in the bonus decision as well. All employees are evaluated at mid-year and annually; and salary increases and bonuses are made annually on a calendar-year basis.

Ownership of fund shares.  As of July 31, 2010, none of the fund's portfolio managers owned shares of the fund.

Standard Life Investments

Standard Life Investments employs a team-based approach in managing its portion of the fund's portfolio. Guy Stern and David Millar are primarily responsible for the day-to-day management of Standard Life Investments' portion of the fund's assets.

The following tables provide information relating to other accounts managed by Messrs. Stern and Millar as of July 31, 2010.

Guy Stern:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$7,153.1	$2,954.5
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

David Millar:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$7,153.1	$2,954.5
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Standard Life Investments recognizes that conflicts of interest may arise as the result of its investment activities. For instance, from time to time, directors, officers, employees or their related persons (collectively referred to as "employees") of Standard Life Investments may wish to engage directly or indirectly in a personal investment in securities that Standard Life Investments has bought or sold on behalf of clients. This process is governed by a personal trading policy and insider trading policy which all employees of Standard Life Investments must adhere to. The policies are incorporated within the Code of Conduct which is issued to new employees at the commencement of employment, and annually thereafter.

Standard Life Investments may receive performance fees from certain of its clients. In addition, affiliates of Standard Life Investments will, from time to time, make investments in the products managed by Standard Life Investments. These facts give rise to the risk that Standard Life Investments might allocate trades in a manner which favors the interests of certain clients over others. Standard Life Investments has implemented policies and controls designed to mitigate this risk.

Compensation. Standard Life Investments' compensation program is composed of market related base pay and a performance based incentive plan. Standard Life Investments participates in regular surveys and takes market soundings to keep up to date with competitive compensation packages needed to attract and retain top quality Portfolio Managers/Analysts.

The base salary is determined with reference to industry surveys and is therefore always competitive in the marketplace. Annual bonuses are determined by judgment relating to the individual's contributions to his or her specific role, the team, and firm and group performance. Portfolio Managers are measured on their investment performance relative to their benchmark and risk profile on a one or three year basis. They are also measured on the buy/sell/hold stock recommendations that they make for the sectors that they cover. By having a combined Portfolio Manager/Analyst role, it ensures that all individuals can contribute to team performance and be rewarded accordingly, and fairly. Senior management controls this robust process and has discretion to deliver significant levels of reward to those driving the success of the business. This performance related element of remuneration can be significant and in some cases up to 100% of base salary.

In addition, key individuals participate in the long term incentive, which is a three year rolling plan designed to provide selected individuals with an opportunity to share in the long term success of Standard Life Investments, by rewarding them for contributing to the future growth in value of the company. Rewards are based on the delivery of actual Standard Life Investments earnings growth.

Ownership of fund shares. As of July 31, 2010, none of the fund's portfolio managers owned shares of the fund.

Portfolio transactions

Decisions to buy and sell securities for a fund (other than PACE Money Market Investments) are made by the fund's investment advisor(s), subject to the overall review of UBS Global AM and the board of trustees. Decisions to buy and sell securities for PACE Money Market Investments are made by UBS Global AM as that fund's investment advisor, subject to the overall review of the board of trustees. Although investment decisions for a fund are made independently from those of the other accounts managed by its investment advisor, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by its investment advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the investment advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund.

Transactions on US stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. When no stated commission applies to securities traded in US over-the-counter markets, the prices of those securities often include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. US government securities generally are purchased from underwriters or dealers, although certain newly issued US government securities may be purchased directly from the US Treasury or from the issuing agency or instrumentality.

For the periods indicated, the funds paid the brokerage commissions set forth below:

	For the fiscal year ended July 31,
Fund	2010	2009	2008
PACE Money Market Investments.	$0	$0	$0
PACE Government Securities Fixed Income Investments	4,588	453	35
PACE Intermediate Fixed Income Investments	1,424	0	79
PACE Strategic Fixed Income Investments	3,910	3,705	35,488
PACE Municipal Fixed Income Investments	0	0	0
PACE International Fixed Income Investments	0	0	0
PACE High Yield Investments	9,907	0	0
PACE Large Co Value Equity Investments	1,114,766	1,970,698	2,652,858
PACE Large Co Growth Equity Investments	1,030,224	1,294,640	1,622,592
PACE Small/Medium Co Value Equity Investments	801,055	747,381	633,234
PACE Small/Medium Co Growth Equity Investments	1,605,835	1,992,669	1,882,998
PACE International Equity Investments	974,905	1,121,830	1,611,594
PACE International Emerging Markets Equity Investments	736,561	784,512	902,144
PACE Global Real Estate Securities Investments	196,917	197,836	187,965
PACE Alternative Strategies Investments	581,972	1,184,839	826,291

The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of the investment advisor and UBS Global AM, including UBS Financial Services Inc. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair. Specific provisions in the Management and Administration Agreement and Advisory Agreements authorize UBS Global AM and any of its affiliates that is a member of a national securities exchange, to effect portfolio transactions for the funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

During the fiscal years indicated, the funds paid brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of an investment advisor as follows:

	For the fiscal year ended July 31,
Fund	2010	2009	2008
PACE Money Market Investments	$0	$0	$0
PACE Government Securities Fixed Income Investments	0	0	0
PACE Intermediate Fixed Income Investments	0	0	0
PACE Strategic Fixed Income Investments	0	0	0
PACE Municipal Fixed Income Investments	0	0	0
PACE International Fixed Income Investments	0	0	0
PACE High Yield Investments	0	0	0
PACE Large Co Value Equity Investments	9,339	3,230	5,254
PACE Large Co Growth Equity Investments	1,122	28,633	29,001
PACE Small/Medium Co Value Equity Investments	6,522	410	1,244
PACE Small/Medium Co Growth Equity Investments	2,201	0	0
PACE International Equity Investments	550	0	1,987
PACE International Emerging Markets Equity Investments	18,771	46,179	47,570
PACE Global Real Estate Securities Investments	4,436	0	0
PACE Alternative Strategies Investments	3,474	19,285	9,984

More information about brokerage commissions paid to affiliates of UBS Financial Services Inc. or a brokerage affiliate of an investment advisor during the fiscal year ended July 31, 2010 is set forth below:

•  PACE Large Co Value Equity Investments paid $9,339 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 0.84% of the total brokerage commissions paid by the fund during the fiscal year and 0.79% of the dollar amount of transactions involving the payment of brokerage commissions.

•  PACE Large Co Growth Equity Investments paid $1,122 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 0.11% of the total brokerage commissions paid by the fund during the fiscal year and 0.15% of the dollar amount of transactions involving the payment of brokerage commissions.

•  PACE Small/Medium Co Value Equity Investments paid $6,522 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 0.81% of the total brokerage commissions paid by the fund during the fiscal year and 0.64% of the dollar amount of transactions involving the payment of brokerage commissions.

•  PACE Small/Medium Co Growth Equity Investments paid $2,201 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 0.14% of the total brokerage commissions paid by the fund during the fiscal year and 0.31% of the dollar amount of transactions involving the payment of brokerage commissions.

•  PACE International Equity Investments paid $550 in brokerage commissions to UBS AG. These brokerage commissions represented 0.06% of the total brokerage commissions paid by the fund during the fiscal year and 0.12% of the dollar amount of transactions involving the payment of brokerage commissions.

•  PACE International Emerging Markets Equity Investments paid $16,350 in brokerage commissions to UBS AG and $2,421 to UBS Securities LLC. These brokerage commissions represented 2.22% and 0.33%, respectively, of the total brokerage commissions paid by the fund during the fiscal year and 2.76% and 0.49%, respectively, of the dollar amount of transactions involving the payment of brokerage commissions.

•  PACE Global Real Estate Securities Investments paid $1,081 in brokerage commissions to UBS AG, $2,868 to UBS Securities Asia Ltd., $7 to UBS Securities Canada Inc. and $480 to UBS Securities LLC. These brokerage commissions represented 0.55%, 1.46%, 0.00% and 0.24%, respectively, of the total brokerage commissions paid by the fund during the fiscal year and 0.74%, 1.28%, 0.01% and 0.35%, respectively, of the dollar amount of transactions involving the payment of brokerage commissions.

•  PACE Alternative Strategies Investments paid $324 in brokerage commissions to UBS AG, $238 to UBS Securities Asia Ltd. and $2,912 to UBS Securities LLC. These brokerage commissions represented 0.06%, 0.04% and 0.50%, respectively, of the total brokerage commissions paid by the fund during the fiscal year and 0.02%, 0.01% and 0.88%, respectively, of the dollar amount of transactions involving the payment of brokerage commissions.

Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute transactions in futures contracts, including procedures permitting the use of affiliates of UBS Global AM and the investment advisor, are similar to those in effect with respect to brokerage transactions in securities.

In selecting brokers for a fund, its investment advisor will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of the board, UBS Global AM or the applicable investment advisor may cause a fund to purchase and sell portfolio securities through brokers that provide UBS Global AM or the investment advisor with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that UBS Global AM or the investment advisor, as applicable, determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of UBS Global AM or the investment advisor to that fund and its other clients.

Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

For the fiscal year ended July 31, 2010, the funds directed portfolio transactions to brokers chosen because they provide research and analysis as indicated below, for which the funds paid the following in brokerage commissions:

Fund	Amount of portfolio transactions	Brokerage commissions paid
PACE Money Market Investments	$0	$0
PACE Government Securities Fixed Income Investments	0	0
PACE Intermediate Fixed Income Investments.	0	0
PACE Strategic Fixed Income Investments	0	0
PACE Municipal Fixed Income Investments	0	0
PACE International Fixed Income Investments	0	0
PACE High Yield Investments	0	0
PACE Large Co Value Equity Investments	740,048,830	716,534
PACE Large Co Growth Equity Investments	195,786,759	154,726
PACE Small/Medium Co Value Equity Investments	233,940,965	448,529
PACE Small/Medium Co Growth Equity Investments.	112,878,091	546,076
PACE International Equity Investments	751,062,872	809,308
PACE International Emerging Markets Equity Investments	330,050,409	693,449
PACE Global Real Estate Securities Investments	15,436,296	26,378
PACE Alternative Strategies Investments	32,924,643	22,538

For purchases or sales with broker-dealer firms that act as principal, UBS Global AM or a fund's investment advisor seeks best execution. Although UBS Global AM or a fund's investment advisor may receive certain research or execution services in connection with the transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM or a fund's investment advisor may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to the research efforts of UBS Global AM and a fund's investment advisor and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which a fund effects securities transactions may be used by UBS Global AM or the fund's investment advisor in advising other funds or accounts and, conversely, research services furnished to UBS Global AM or a fund's investment advisor by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising a fund.

UBS Global AM and the applicable investment advisor may, subject to best execution, allocate brokerage transactions to Lynch, Jones & Ryan, Inc. ("LJR"), a wholly-owned broker-dealer subsidiary of BNY Brokerage Inc. LJR has entered into arrangements with UBS Global AM on behalf of each fund pursuant to which LJR has agreed to rebate a portion of the brokerage commissions or spread paid by the fund with respect to brokerage transactions executed through LJR or another brokerage firm that participates in LJR's trading network. These rebates will be paid directly to the fund. Currently, LJR is the only broker with whom the funds trade that has agreed to participate in a commission recapture program.

Investment decisions for a fund and for other investment accounts managed by UBS Global AM or the applicable investment advisor are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

The funds will not purchase securities that are offered in underwritings in which an affiliate of the investment advisor or UBS Global AM is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that no affiliate of the investment advisor or UBS Global AM participate in or benefit from the sale to the funds.

As of July 31, 2010, the funds owned securities issued by their regular broker-dealers or certain entities that may be deemed affiliates of those regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

PACE Money Market Investments
Issuer	Value
Bank of America Corp.	$4,999,756
Credit Suisse First Boston	4,999,486
Deutsche Bank Securities, Inc.	47,500,000
JPMorgan Chase & Co.	3,999,902
Royal Bank of Scotland PLC	4,000,000
State Street Bank & Trust Co.	580,000

PACE Government Securities Fixed Income Investments
Issuer	Value
Banc of America Commercial Mortgage, Inc.	$2,099,697
Bank of America Credit Card Trust	2,755,043
Bank of America Securities LLC	30,000,000
Bear Stearns Asset Backed Securities Trust	5,897,521
Bear Stearns Commercial Mortgage Securities, Inc.	3,104,706
Countrywide Alternative Loan Trust	2,276,126
Countrywide Asset-Backed Certificates	1,189,801
Credit Suisse Securities	30,000,000
JPMorgan Chase Commercial Mortgage Securities Corp.	7,869,380
JPMorgan Alternative Loan Trust	3,955,419
Merrill Lynch Credit Corporation Mortgage Investors, Inc.	1,153,146
State Street Bank & Trust Co.	23,335,000
Washington Mutual Mortgage Pass Through Certificates	5,404,136
Washington Mutual	1,247,876
PACE Intermediate Fixed Income Investments
Issuer	Value
Banc of America Commercial Mortgage, Inc.	$3,492,991
Bank of America Auto Trust	1,721,292
Bank of America Corp.	6,429,352
Barclays Bank PLC	828,750
Bear Stearns Alternative Loan Trust	343,094
Bear Stearns ARM Trust	939,120
Bear Stearns Commercial Mortgage Securities	2,553,254
Chase Issuance Trust	4,046,938
Countrywide Asset-Backed Certificates	800,017
Countrywide Home Loans	272,938
Credit Suisse	2,083,900
Deutsche Bank AG	2,672,288
Goldman Sachs Capital II	360,900
Goldman Sachs Group, Inc.	5,990,121
JPMorgan Chase & Co.	1,932,547
JPMorgan Chase Bank N.A.	3,656,768
JPMorgan Chase Commercial Mortgage Securities	4,884,037
JPMorgan Mortgage Trust	410,601
Morgan Stanley	5,013,273
Morgan Stanley Capital I	5,193,125
State Street Bank & Trust Co.	49,017,000
State Street Capital Trust III	1,750,789
Washington Mutual Mortgage Pass Through Certificates	351,330
Washington Mutual Asset Securities Corp.	359,583

PACE Strategic Fixed Income Investments
Issuer	Value
Banc of America Corp.	$3,381,619
Banc of America Funding Corp.	5,636,135
Banc of America Mortgage Securities, Inc.	6,660
Bank of America N.A.	8,259,579
Barclays Bank PLC	975,000
Bear Stearns	4,212,204
Bear Stearns Alternative Loan Trust	2,217,364
Bear Stearns ARM Trust	9,907,382
Bear Stearns Commercial Mortgage Securities	3,503,452
Chase Issuance Trust	2,282,395
Citicorp Mortgage Securities, Inc.	84,621
Citigroup Mortgage Loan Trust, Inc.	3,720,320
Citigroup, Inc.	6,024,732
Countrywide Alternative Loan Trust	2,097,256
Countrywide Asset-Backed Certificates	773,111
Countrywide Home Loan Mortgage Pass Through Trust	2,967,601
Credit Suisse	2,923,244
Goldman Sachs Group, Inc.	926,019
GS Mortgage Securities Corp. II	1,988,368
GS Residential Mortgage Loan Trust	2,125,848
JPMorgan Chase Bank N.A.	376,657
Merrill Lynch & Co.	9,148,543
Morgan Stanley	7,152,794
Royal Bank of Scotland Group PLC	3,410,000
State Street Bank & Trust Co.	4,277,000
Washington Mutual Mortgage Pass Through Certificates	4,924,291
PACE Municipal Fixed Income Investments
Issuer	Value
State Street Global Advisors	$3,699,117
PACE International Fixed Income Investments
Issuer	Value
Bank of America Corp.	$5,283,780
Barclays Bank PLC	1,870,550
Citigroup, Inc.	1,906,218
Credit Suisse	2,846,232
Deutsche Bank AG	2,815,128
JPMorgan Chase Bank N.A.	5,450,968
Royal Bank of Scotland Group PLC	1,833,865
Royal Bank of Scotland PLC	3,097,704
State Street Bank & Trust Co.	5,550,000

PACE High Yield Investments
Issuer	Value
Banc of America Mortgage Securities	$797,494
Bank of America Corp.	347,198
Bear Stearns Cos., Inc.	358,720
Citigroup Mortgage Loan Trust, Inc.	730,385
Countrywide Alternative Loan Trust	568,640
Merrill Lynch Mortgage Investors Trust	702,037
Morgan Stanley Capital, Inc.	318,305
State Street Bank & Trust Co.	5,177,000
Washington Mutual Mortgage Pass Through Certificates	823,817
PACE Large Co Value Equity Investments
Issuer	Value
Bank of America Corp.	$19,394,856
Citigroup, Inc.	9,666,012
Goldman Sachs Group, Inc.	6,040,341
JPMorgan Chase & Co.	26,312,628
Morgan Stanley	7,425,624
State Street Bank & Trust Co.	19,581,000
State Street Corp.	7,061,061
PACE Large Co Growth Equity Investments
Issuer	Value
Goldman Sachs Group, Inc.	$13,115,910
JPMorgan Chase & Co.	4,730,000
State Street Bank & Trust Co.	20,425,000
PACE Small/Medium Co Value Equity Investments
Issuer	Value
State Street Bank & Trust Co.	$9,819,000
PACE Small/Medium Co Growth Equity Investments
Issuer	Value
State Street Bank & Trust Co.	$10,840,000
PACE International Equity Investments
Issuer	Value
Barclays PLC	$7,806,237
Credit Suisse Group	8,315,457
Deutsche Bank AG	1,274,253
State Street Bank & Trust Co.	10,932,000
PACE International Emerging Markets Equity Investments
Issuer	Value
State Street Bank & Trust Co.	$2,620,000

PACE Global Real Estate Securities Investments
Issuer	Value
State Street Bank & Trust Co.	$1,173,000
PACE Alternative Strategies Investments
Issuer	Value
Banc of America Funding Corp.	$193,327
Bank of America Auto Trust	1,871,821
Bank of America Student Loan Trust	499,956
Citimortgage Alternative Loan Trust	769,026
Countrywide Alternative Loan Trust	1,567,294
Countrywide Home Loan Mortgage Pass Through Trust	626,735
Credit Suisse Mortgage Capital Certificates	727,286
Deutsche Bank AG	123,764
Goldman Sachs Group, Inc.	161,830
JPMorgan Chase	9,317,311
JPMorgan Chase Bank N.A.	359,676
Morgan Stanley	503,096
Royal Bank of Scotland Group PLC	413,027
State Street Bank & Trust Co.	83,353,000
Washington Mutual Mortgage Pass Through Certificates	495,359

Portfolio turnover. PACE Money Market Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the fund. None of the funds will consider the portfolio turnover rate as a limiting factor in making investment decisions.

Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a fund's shares as well as by requirements that enable the fund to receive favorable tax treatment. Each fund's portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities were one year or less at the time of acquisition) by the monthly average value of the securities in the fund's portfolio during the year. With respect to PACE Intermediate Fixed Income Investments, the variation in the fund's portfolio turnover rates for the fiscal years ended July 31, 2010 and July 31, 2009 was due to changes in the fund's investments in response to market conditions during the period. With respect to PACE Alternative Strategies Investments, the variation in the fund's portfolio turnover rates for the fiscal years ended July 31, 2010 and July 31, 2009 was due to changes in the fund's investment advisors and related investment strategy changes implemented during the period.

The following table sets forth the portfolio turnover rates for each fund:

	Portfolio turnover rates
Fund	Fiscal year ended July 31, 2010	Fiscal year ended July 31, 2009
PACE Money Market Investments	N/A	N/A
PACE Government Securities Fixed Income Investments	1,065%	877%
PACE Intermediate Fixed Income Investments	974%	512%
PACE Strategic Fixed Income Investments	239%	178%

	Portfolio turnover rates
Fund	Fiscal year ended July 31, 2010	Fiscal year ended July 31, 2009
PACE Municipal Fixed Income Investments	10%	25%
PACE International Fixed Income Investments	67%	37%
PACE High Yield Investments	30%	49%
PACE Large Co Value Equity Investments	61%	87%
PACE Large Co Growth Equity Investments	91%	100%
PACE Small/Medium Co Value Equity Investments	81%	111%
PACE Small/Medium Co Growth Equity Investments	133%	154%
PACE International Equity Investments	60%	60%
PACE International Emerging Markets Equity Investments	60%	77%
PACE Global Real Estate Securities Investments	117%	127%
PACE Alternative Strategies Investments	244%	423%

Reduced sales charges, additional purchase, exchange and redemption information and other services

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's financial advisor and UBS Global AM, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with shares purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client;

•  Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances. See "Taxes" below.

Payments by UBS Global AM—Class B shares.  Class B shares are available only to existing Class B shareholders for exchanges and reinvestments of dividends and distributions. Prior to the closing of this share class, for purchases of Class B shares in amounts less than $100,000, your broker was paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker was paid an up-front commission of 3.25%, and for purchases in amounts of $250,000 to $499,999, your broker was paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker was paid an up-front commission equal to 1.75% of the amount sold.

Payments by UBS Global AM—Class Y shares. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Prior to May 25, 2010, UBS Global AM (US), the principal underwriter of the funds, made payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after May 25, 2010 in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

Additional exchange and redemption information. As discussed in the prospectus, eligible shares of a fund may be exchanged for shares of the corresponding class of other Family Funds. Class P and Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

Financial institutions. A fund may authorize financial institutions or their delegates or agents to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. A fund will be deemed to have received these purchase and redemption orders when an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their delegates or agents. Financial Institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A, Class C and Class P shares. UBS Global AM or your financial advisor may offer an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the funds' Class A or Class C shares. For Class P shares, an automatic investment plan is available to certain shareholders who may authorize UBS Financial Services Inc. to place a purchase order each month or quarter for fund shares in an amount not less than $250 per month or quarter. If you are no longer a participant in the PACESM Select Advisors Program, you may not buy additional Class P shares of the funds (except through dividend reinvestments).

For Class P shareholders, the purchase price is paid automatically from cash held in the shareholder's UBS Financial Services Inc. brokerage account through the automatic redemption of the shareholder's shares of a UBS Financial Services Inc. money market fund or from another source or through the liquidation of other securities held in the investor's UBS Financial Services Inc. brokerage account. If the PACE Program assets are held in a UBS Financial Services Inc. Resource Management Account® ("RMA®") account, the shareholder may arrange for preauthorized automatic fund transfer on a regular basis, from the shareholder's bank account to the shareholder's RMA account. Shareholders may utilize this service in conjunction with the automatic investment plan to facilitate regular PACE investments. This automatic fund transfer service, however, is not available for retirement plan shareholders. For participants in the PACESM Multi Advisor Program, amounts invested through the automatic investment plan will be invested in accordance with the participant's benchmark allocation. If sufficient funds are not available in the participant's account on the trade date to purchase the full amount specified by the participant, no purchase will be made.

In addition to providing a convenient and disciplined manner of investing, participation in an automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same amount each month, the shareholder will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases. An investor should also consider whether a single, large investment in Class C shares would qualify for Class A sales load reductions.

Automatic redemption plan—Class P shares.  Investors in Class P shares who are participating in the PACESM Select Advisors Program may have UBS Financial Services Inc. redeem a portion of their shares in the PACE Program monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made in March, June, September and December. The amount to be redeemed must be at least $250 per month or quarter or an amount as determined by UBS AG. Purchases of additional shares of a fund concurrent with redemption are ordinarily disadvantageous to shareholders because of potential tax liabilities. For retirement plan shareholders, special limitations apply. For further information regarding the automatic redemption plan, shareholders should contact their Financial Advisors at UBS Financial Services Inc.

Automatic cash withdrawal plan—Class A, Class B and Class C shares. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Funds accounts.

Minimum balances and withdrawals vary according to the class of shares:

•  Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

•  Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

Withdrawals under the automatic cash withdrawal plan will not be subject to a deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

An investor's participation in the automatic cash withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan), less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, your financial advisor will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined below under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your financial advisor or BNY Mellon Investment Servicing (US) Inc. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon Investment Servicing (US) Inc. Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their financial advisor or BNY Mellon Investment Servicing (US) Inc. at 1-800-647 1568.

Individual retirement accounts. Self-directed IRAs may be available through your financial advisor through which investments may be made in shares of the funds, as well as in other investments. The minimum initial investment in this IRA is $10,000. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Conversion of Class B shares

Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of each class, as of the close of business on the first Business Day (as defined under "Valuation of shares") of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance means (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

Valuation of shares

Each fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

All funds except PACE Money Market Investments. Each fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by a fund's investment advisor. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain securities in which the funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the fund's net asset value. However, if any of the funds determine that such developments are so significant that they will materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the funds' adoption of the use of the practical expedient within ASC Topic 820 which was effective for interim periods ending after December 15, 2009, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

PACE Money Market Investments. PACE Money Market Investments values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under that Rule relating to its investments. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for PACE Money Market Investments, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. PACE Money Market Investments will maintain a dollar weighted average portfolio maturity of 60 days or less and a dollar-weighted average life for its portfolio of 120 days or less, and will not purchase any instrument with a remaining maturity greater than 397 calendar days (as calculated under Rule 2a-7), except that securities subject to repurchase agreements may have maturities in excess of 397 calendar days. PACE Money Market Investments will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by UBS Global AM and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

Taxes

Backup withholding. Each fund is required to withhold at a rate which is currently 28% (currently scheduled to increase to 31% after 2010) of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Global AM or the applicable dealer with a correct taxpayer identification number that is certified under penalties of perjury. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding or who fail to certify that they are not subject to backup withholding.

Sale or exchange of fund shares. A shareholder's sale (redemption) of fund shares (including redemptions in kind) will generally result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. An exchange of a fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Assuming that PACE Money Market Investments consistently maintains a stable NAV of $1.00 per share, then a shareholder will not recognize taxable gain or loss when selling or redeeming shares of the fund.

Special rule for Class A shareholders. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the Family Funds shares subsequently acquired.

Conversion of Class B shares. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

Qualification as a regulated investment company.  Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. To so qualify, a fund must distribute to its shareholders for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and, for some funds, net gain from certain foreign currency transactions) and 90% of any net interest income excludable from gross income under section 103(a) of the Code. In addition to this requirement ("Distribution Requirement"), each fund must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, income from certain publicly traded partnerships, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer or in two or more controlled issuers in the same or similar or related trades or businesses or in the securities of certain publicly traded partnerships.

To the extent that PACE Alternative Strategies Investments derives gross income from certain derivatives related to commodities or commodities indices, such income is generally expected to not satisfy the Income Requirement for RICs discussed above. This will limit the fund's ability to engage in such investments and could possibly affect the fund's ability to qualify as a RIC.

PACE Alternative Strategies Investments (and certain other funds) may also invest in foreign currencies and/or derivatives on foreign currencies. The Treasury has regulatory authority to exclude from qualifying income foreign currency gains that are not directly related to a company's principal business of investing in stocks or securities. The issuance of such regulations could therefore limit a fund's ability to engage in transactions in foreign currencies and derivatives in foreign currencies that are not related to other investments. Although it is anticipated that any such regulations would be applied on a prospective basis, it is possible that any issued regulations could be applied retroactively. In such an event, it is also possible that the issuance of any such regulations on a retroactive basis could cause PACE Alternative Strategies Investments to not qualify as a RIC for prior periods.

By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the amount of its investment company taxable income and net capital gain that it distributes to shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" (as described below under "Taxes—Information about PACE Municipal Fixed Income Investments") and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that would generally be taxed as ordinary income) to the extent of the fund's current or accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Other information. Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

Distributions of net investment income received by a fund from investments in debt securities and any net realized short-term capital gains distributed by a fund will be taxable to shareholders as ordinary income (other than interest on tax-exempt municipal obligations held by PACE Municipal Fixed Income Investments) and will not be eligible for the dividends-received deduction for corporations.

Each fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Each of the funds expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations. Due to the investment strategies of PACE Money Market Investments, that fund will not typically derive net long-term capital gains.

A portion of the dividends (whether paid in cash or in additional fund shares) from the investment company taxable income of a fund that invests in equity securities of corporations may be eligible for the dividends-received deduction allowed to corporations if both the funds and the corporation satisfy certain holding period requirements. The eligible portion for a fund may not exceed the aggregate qualifying dividends it receives from US corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or a foreign shareholder. Each fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions derived from interest income will generally not qualify for the lower rates. Because many companies in which funds invest do not pay significant dividends on their stock, a fund will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. The lower rate on long-term capital gains and qualifying dividends is currently scheduled to expire after 2010.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year 98% of all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and US possessions (collectively

"foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Certain of the funds may possibly derive "excess inclusion income" from any investments in REMIC residual interests or in certain REITs that have excess inclusion income. In such a case, it is possible that the fund would be taxable on a portion of such income and amounts allocable to tax-exempt shareholders. Further, distributions of such amounts to non-US shareholders would not be eligible for any reduced withholding rates under a tax treaty.

International funds. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to certain foreign taxes it paid. PACE International Equity Investments and PACE International Emerging Markets Equity Investments are the only funds that are likely to satisfy this requirement. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or US possessions sources as his or her own income from those sources and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The amount of the foreign tax credit that is available may be limited if the shareholder does not satisfy certain holding period requirements or to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends." A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and US possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Passive foreign investment companies. Each fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election. A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

Hedging transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement provided, however, that the Treasury has regulatory authority to exclude certain foreign currency gains from qualifying income.

Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a fund expires, the fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

Constructive sales. If a fund has an "appreciated financial position"—generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for

60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original issue discount and market discount. A fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities.

Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Conclusion. The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

Other taxation. The foregoing discussion relates only to US Federal income tax law as applicable to US persons as determined under the Code. Distributions by a fund and dispositions of fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the US Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of US Federal, state and local taxation. Shareholders who are not US persons should consult their tax advisers regarding US and foreign tax consequences of ownership of shares of the funds, including the likelihood that distributions to them would be subject to withholding of US Federal income tax at a rate of 30% (or at a lower rate under a tax treaty and the possibility that they may be subject to US estate tax.). Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption being considered for extension by the U.S. Congress is not maintained or expected to be available. PACE Global Real Estate Securities Investments will generally withhold 30% of distributions to shareholders who are not US persons and who do not own more than 5% of the shares of the fund. If a non-US person owns greater than 5% of fund shares, distributions will generally be subject to 35% withholding and such person will also generally have to file a US tax return and may be subject to other taxes.

Effective January 1, 2013, the funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.

Potential pass-through of tax credits. If a fund invests in Build America Bonds, created by the ARRA, or any other qualified tax credit bonds, the investment will result in taxable income to such fund. The applicable fund may elect to pass through to shareholders the applicable interest income and any available tax credits, in which case shareholders will be required to report both the interest income and tax credits as taxable income. Shareholders may be able to claim the tax credits on their federal income tax returns against their income tax, including alternative minimum tax liability. However, such tax credits are generally not refundable. There is no assurance that a fund will elect to pass through any such income and credits.

Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Information about PACE Municipal Fixed Income Investments. Dividends paid by PACE Municipal Fixed Income Investments will qualify as "exempt-interest dividends," and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the fund intends to continue to satisfy this requirement. However, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividendes and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain "private activity" bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. The aggregate dividends designated as exempt-interest dividends for any year by the fund may not exceed its net tax-exempt income for the year. Shareholders' treatment of dividends from the fund under foreign, state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisors concerning this matter.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisors before purchasing fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the fund still would be exempt from regular federal income taxes to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

If fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

If the fund invests in instruments that generate taxable interest income, under the circumstances described in the prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to such taxable interest income will be taxable to the fund's shareholders as ordinary income to the extent of its current and accumulated earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the fund generally is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.

The fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates, UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS Global Asset Management is a large asset management firm with approximately $578 billion in assets under management worldwide as of September 30, 2010.1 UBS Global Asset Management offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Global Asset Management has around 3,500 employees located in 25 countries. UBS Global Asset Management is

1  UBS Global AM managed approximately $147 billion as of September 30, 2010.

headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the funds. This section sets forth considerations of which investors in the funds should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global AM that could disadvantage the funds. To address these potential conflicts, UBS and UBS Global AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global AM's and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions and the allocation of investment opportunities and selection of investment advisors

UBS' other activities may have an impact on the funds. UBS Global AM makes decisions for the funds in accordance with its obligations as investment manager of the funds. Also, UBS Global AM selects investment advisors for the funds (except for PACE Money Market Investments), subject to the approval of the Trust's board, and reviews the performance of those investment advisors. However, UBS' other activities may, at the same time, have a negative impact on the funds. As a result of the various activities and interests of UBS, it is likely that the funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global AM, might cause UBS Global AM to seek to dispose of, retain or increase interests in investments held by PACE Money Market Investments or acquire certain positions on behalf of a fund or make certain decisions with respect to selecting investment advisors for the other funds. UBS will be under no duty to make any such information available to the funds or personnel of UBS Global AM making investment decisions on behalf of PACE Money Market Investments or decisions with respect to the selection of advisors with respect to the funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global AM making investment decisions on behalf of PACE Money Market Investments or decisions with respect to the selection of advisors with respect to the other funds will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with a fund's investment objective and subject to compliance with applicable law, a fund may participate in an underwriting or other offering of securities in which a broker/dealer affiliate of UBS Global AM acts as a manager, co-manager, underwriter or placement agent or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global AM may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global AM will be current investors in companies engaged in an offering of securities which UBS Global AM may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global AM's affiliates acting as a selling shareholder. A fund also may participate in structured fixed income offerings of securities in which a related person of UBS Global AM may serve as trustee, depositor, originator, service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global AM may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the funds. UBS Global AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the funds, subject to UBS Global AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from a fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Investment management, administration and principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the funds, or who engage in transactions with or for the funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultants' points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the funds may receive fees from UBS or the funds in connection with the distribution of shares in the funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the funds or that may recommend investments in the funds. In addition, UBS, including UBS Global AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the funds or other dealings with the funds that create incentives for them to promote the funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the funds. The additional payments by UBS Global AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS Global AM may vary between different Intermediaries. Please read the section entitled "Investment management, administration and principal underwriting arrangements" and "Reduced sales charges; additional purchase, exchange and redemption information; and other services" for more information.

Potential conflicts relating to the allocation of investment opportunities among PACE Money Market Investments and other UBS accounts. UBS Global AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to PACE Money Market Investments, UBS Global AM may follow a strategy that is expected to be similar over time to that utilized by the Separate Accounts. The fund and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. Neither UBS Global AM nor its affiliates will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the fund invests.

Other potential conflicts relating to the management of the funds by UBS Global AM—potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Global AM's policies and procedures regarding information barriers, UBS Global AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of PACE Money Market Investments, UBS Global AM may have access to certain fundamental analysis and proprietary technical models developed by UBS Global AM or its affiliates (including UBS). UBS Global AM will not be under any obligation, however, to effect transactions on behalf of the fund in accordance with such analysis and models. In addition, neither UBS Global AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the fund and it is not anticipated that UBS Global AM will have access to such information for the purpose of managing the fund. The proprietary activities or portfolio strategies of UBS Global AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM, and have adverse effects on the fund.

Potential conflicts relating to UBS' and UBS Global AM's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the funds. UBS and one or more Client Accounts may buy or sell positions while a fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the fund. For example, a fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the fund and such increase in price would be to the fund's detriment. Conversely, a fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the fund holds. Conflicts may also arise because portfolio decisions regarding the fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for a fund. To reduce the possibility that a fund will be materially adversely affected by the personal or proprietary trading described above, the funds, UBS and UBS Global AM, have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the funds' portfolio transactions.

UBS Global AM's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Global AM, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which its related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global AM will execute through an ECN in which a related person has an interest only in situations where it reasonably believes such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, UBS Global AM's affiliates may effect transactions for funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Global AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Global AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the funds, UBS and UBS Global AM. To reduce the appearance of impropriety and the possibility that the funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Global AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the funds.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Global AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

While UBS Global AM selects brokers primarily on the basis of the execution capabilities, UBS Global AM, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when UBS Global AM has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. UBS Global AM's arrangements for the receipt of research services from brokers may create conflicts of interest, in that it has an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Global AM and its advisory affiliates utilize a common portfolio and trading platform for their clients. Certain investment professionals and other employees are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global AM and its advisory affiliates, UBS Global AM maintains an aggregated soft dollar budget. Therefore, research services that benefit UBS Global AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global AM's clients may benefit advisory affiliates and their clients.

UBS Global AM does not allocate the relative costs or benefits of research received from brokers or dealers among clients because UBS Global AM believes that the research received is, in the aggregate, of assistance in fulfilling its overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Global AM may receive a variety of research services and information on many topics, which UBS Global AM can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Global AM. This allocation is determined by UBS Global AM's Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Global AM versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to UBS Global AM's research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment process. As a practical matter, it would not be possible for UBS Global AM to generate all of the information presently provided by brokers and dealers.

UBS Global AM may receive in-house or proprietary research from dealers that execute trades on a principal basis for its clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the funds may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which a fund wishes to purchase or sell. The larger UBS Global AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, a fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global AM on behalf of PACE Money Market Investments to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global AM on behalf of PACE Money Market Investments may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global AM, in its sole discretion, deems it appropriate.

UBS Global AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities, currencies and instruments as the funds. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the funds invest, which could have an adverse impact on a fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the funds' transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds. UBS Global AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the funds.

The results of the funds' investment activities may differ significantly from the results achieved by UBS Global AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the funds. Moreover, it is possible that a fund will sustain losses during periods in which UBS Global AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the funds in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the funds' activities may also be restricted because of regulatory restrictions applicable to UBS Global AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the funds. Additionally, the funds or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the funds should be aware.

UBS Global AM may enter into transactions and invest in securities, instruments and currencies on behalf of PACE Money Market Investments where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the fund, and such party may have no incentive to assure that the fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the fund may enhance the profitability of UBS Global AM and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which a fund invests or which may be based on the performance of a fund. The funds may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global AM or its affiliates where such other clients have interests adverse to those of the funds. At times, these activities may cause UBS Global AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the funds. To the extent affiliated transactions are permitted, the funds will deal with UBS Global AM, UBS and its affiliates on an arms-length basis. UBS Global AM or UBS may also have an ownership interest in certain trading or information systems used by the funds. A fund's use of such trading or information systems may enhance the profitability of UBS Global AM and its affiliates.

It is also possible that, from time to time, UBS Global AM or any of its affiliates may, although they are not required to, purchase and hold shares of the funds. Increasing a fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a fund's expense ratio. UBS Global AM and its affiliates reserve the right to redeem at any time some or all of the shares of the funds acquired for their own accounts. A large redemption of shares of a fund by UBS Global AM or its affiliates could significantly reduce the asset size of a fund, which might have an adverse effect on the fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global AM will consider the effect of redemptions on a fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the funds may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global AM or UBS has significant debt or equity investments or in which UBS makes a market. The funds also may invest in securities of companies to which UBS Global AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the funds and the interests of other UBS Global AM or UBS clients. In making investment decisions for PACE Money Market Investments, UBS Global AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global AM in the course of these activities. In addition, from time to time, UBS' activities may limit the funds' flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS

Global AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the funds.

Present and future activities of UBS Global AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM may buy for PACE Money Market Investments securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the fund. For example, the fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global AM) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global AM will make proxy voting decisions as it believes appropriate and in accordance with UBS Global AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM with respect to a fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies and procedures."

As a registered investment adviser under the Investment Advisers Act of 1940, UBS Global AM is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM. A copy of Part I of UBS Global AM's Form ADV is available on the SEC's Web site (www.adviserinfo.sec.gov). A copy of Part II of UBS Global AM's Form ADV is available upon request.

Other information

Delaware statutory trust. The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds). The trust instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

Classes of shares. Each fund (other than PACE Money Market Investments and PACE Global Real Estate Securities Investments) consists of Class A, Class B, Class C, Class P and Class Y shares. Class B shares include Sub-Class B-1, Sub-Class B-2, Sub-Class B-3 and Sub-Class B-4 shares. New or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. However, existing Class B shareholders may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares for Class B shares of other series of the UBS family of funds as permitted by existing exchange privileges. PACE Money Market Investments consists of Class P shares. PACE Global Real Estate Securities Investments consists of Class A, Class C, Class Y and Class P shares. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C, Class P and Class Y shares will differ.

Voting rights. Shareholders of each fund are entitled to a number of votes as to any matter on which the shareholder is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollar determined at the close of business on the record date (except as otherwise provided in the trust instrument). Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the trustees of the Trust. The shares of all funds and classes will be voted together in the aggregate and not by individual funds, except (a) when required by the Investment Company Act to be voted by individual funds or classes, or (b) when the trustees have determined that the matter affects only the interests of shareholders of one or more funds or classes, or as deemed appropriate in their discretion.

The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the voting power of the shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of 10% of the voting power of the shares of the Trust.

Class-specific expenses.  Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A, Class P or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Prior names.  Prior to November 22, 2010, the Trust was known as "UBS PACE Select Advisors Trust" and the funds were known as "UBS PACE Money Market Investments," "UBS PACE Government Securities Fixed Income Investments," "UBS PACE Intermediate Fixed Income Investments," "UBS PACE Strategic Fixed Income Investments," "UBS PACE Municipal Fixed Income Investments," "UBS PACE

Global Fixed Income Investments," "UBS PACE High Yield Investments," "UBS PACE Large Co Value Equity Investments," "UBS PACE Large Co Growth Equity Investments," "UBS PACE Small/Medium Co Value Equity Investments," "UBS PACE Small/Medium Co Growth Equity Investments," "UBS PACE International Equity Investments," "UBS PACE International Emerging Markets Equity Investments," "UBS PACE Global Real Estate Securities Investments," and "UBS PACE Alternative Strategies Investments." Prior to April 8, 2002, the Trust was known as "PaineWebber PACE Select Advisors Trust" and the funds were known as "PACE Money Market Investments," "PACE Government Securities Fixed Income Investments," "PACE Intermediate Fixed Income Investments," "PACE Strategic Fixed Income Investments," "PACE Municipal Fixed Income Investments," "PACE Global Fixed Income Investments," "PACE Large Company Value Equity Investments," "PACE Large Company Growth Equity Investments," "PACE Small/Medium Company Value Equity Investments," "PACE Small/Medium Company Growth Equity Investments," "PACE International Equity Investments," and "PACE International Emerging Markets Equity Investments." Prior to December 1, 1997, the Trust was known as "Managed Accounts Services Portfolio Trust."

Custodian and recordkeeping agent; transfer and dividend agent. State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, MA 02206-5501, serves as custodian and recordkeeping agent for each fund and employs foreign sub-custodians in accordance with applicable requirements under the Investment Company Act to provide custody of the funds' foreign assets. BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (US) Inc.) ("BNY Mellon") serves as each fund's transfer and dividend disbursing agent. BNY Mellon is located at 400 Bellevue Parkway, Wilmington, DE 19809.

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon and is compensated for the services by BNY Mellon, not the funds.

Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the Trust. Dechert LLP also has acted as counsel to UBS Global AM in connection with other matters. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, NY 10038, serves as independent counsel to the Independent Trustees.

Independent registered public accounting firm. Ernst & Young LLP, 5 Times Square, New York, NY 10036, serves as independent registered public accounting firm for each series of the Trust.

Financial statements

The Trust's annual report to shareholders for its fiscal year ended July 31, 2010 is a separate document, and the financial statements, accompanying notes and report of Ernst & Young LLP, independent registered public accounting firm, appearing therein are incorporated by this reference into the SAI.

Appendix
Ratings Information

Description of Moody's Corporate Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A.  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

Description of S&P Corporate Debt Ratings

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong,

AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment.

C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

Description of Moody's Commercial Paper Ratings

Prime-1.  Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime. Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of S&P Commercial Paper Ratings

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

A-3

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Moody's Municipal Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest;

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

A-4

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Municipal Debt Ratings

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong,

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB.  An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment.

C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless

A-5

S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The 'r' highlights derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Description of Moody's Ratings of Short-Term Obligations

There are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG-3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

A-6

MIG-1/VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG-3/VMIG-3. This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG. This designation denotes speculative-grade credit quality. Debt Instruments in this category may lack sufficient margins of protection.

Description of S&P's Ratings of State and Municipal Notes and Other Short-Term Loans:

A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment.

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

— Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1. Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Description of Short-Term Debt Commercial Paper Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation than

A-7

is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3.  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime. Issuers rated Not Prime do not fall within any of the Prime rating categories.

Commercial paper rated by S&P have the following characteristics:

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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You should rely only on the information contained or referred to in the funds' prospectuses and this Statement of Additional Information. The funds and their principal underwriter have not authorized anyone to provide you with information that is different. The prospectuses and this Statement of Additional Information are not an offer to sell shares of the funds in any jurisdiction where the funds or their principal underwriter may not lawfully sell those shares.

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